UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

Scott E. Eston, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/09

Date of reporting period:	11/30/08

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the periods ended November 30, 2008 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares/
Par Value ($)	Description	Value ($)

	INVESTMENT FUNDS — 5.4%

	United States — 5.4%
8,610,198	Financial Select Sector SPDR Fund	109,005,107
	TOTAL INVESTMENT FUNDS (COST $143,805,716)	109,005,107

	MUTUAL FUNDS — 56.5%

	United States — 56.5%

	Affiliated Issuers
16,843,932	GMO International Growth Equity Fund, Class IV	276,745,810
15,525,456	GMO International Intrinsic Value Fund, Class IV	264,864,272
23,755,515	GMO U.S. Core Equity Fund, Class VI	210,948,973
23,315,599	GMO U.S. Quality Equity Fund, Class VI	382,375,817
	TOTAL MUTUAL FUNDS (COST $1,525,080,239)	1,134,934,872

	SHORT-TERM INVESTMENTS — 34.8%

54,259	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	54,259
139,700,000	BNP Paribas Time Deposit, 0.38%, due 12/01/08	139,700,000
139,700,000	HSBC Bank USA Time Deposit, 0.31%, due 12/01/08	139,700,000
139,800,000	Royal Bank of Scotland Time Deposit, 0.13%, due 12/01/08	139,800,000
139,700,000	Societe Generale Time Deposit, 0.50%, due 12/01/08	139,700,000
139,700,000	Wells Fargo Time Deposit, 0.40%, due 12/01/08	139,700,000
	TOTAL SHORT-TERM INVESTMENTS (COST $698,654,259)	698,654,259

	TOTAL INVESTMENTS — 96.7% (Cost $2,367,540,214)	1,942,594,238

	Other Assets and Liabilities (net) — 3.3%	65,363,439

	TOTAL NET ASSETS— 100.0%	$2,007,957,677

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,498,763,816	$—	$(556,169,578)	$(556,169,578)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund Class VI	$257,477,237	$67,225,874	$281,175,938	$—	$24,225,874	$—
GMO International Growth Equity Fund, Class IV	580,969,085	342,287,439	326,221,000	13,453,657	23,250,628	276,745,810
GMO International Intrinsic Value Fund, Class IV	580,446,151	339,553,001	314,205,000	10,698,991	37,138,814	264,864,272
GMO U.S. Core Equity Fund, Class VI	612,178,641	205,761,969	444,615,000	7,815,066	—	210,948,973
GMO U.S. Quality Equity Fund, Class VI	332,173,994	727,439,450	497,958,000	8,478,129	2,792,121	382,375,817
Totals	$2,363,245,108	$1,682,267,733	$1,864,174,938	$40,445,843	$87,407,437	$1,134,934,872

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
2/20/09	AUD	5,487,000	$3,578,210	$(198,355)
2/20/09	AUD	3,057,000	1,993,546	13,148
2/20/09	CHF	8,130,000	6,730,745	(168,572)
2/20/09	DKK	5,782,000	983,028	(4,841)
2/20/09	EUR	14,600,000	18,531,634	(38,106)
2/20/09	EUR	7,967,000	10,112,433	175,991
2/20/09	GBP	12,427,000	19,157,028	(162,164)
2/20/09	HKD	8,525,000	1,100,566	385
2/20/09	JPY	1,673,354,000	17,580,381	652,167
2/20/09	JPY	586,230,000	6,158,976	144,510
2/20/09	NOK	2,711,000	384,297	(11,161)
2/20/09	SEK	8,542,000	1,054,920	(37,687)
2/20/09	SGD	892,000	590,588	(10,450)
			$87,956,352	$354,865

Sales
2/20/09	AUD	9,083,123	$5,923,332	$(3,906)
2/20/09	AUD	9,083,123	5,923,332	(67,443)
2/20/09	CHF	9,601,476	7,948,966	70,040
2/20/09	CHF	9,601,476	7,948,966	70,308
2/20/09	DKK	13,036,143	2,216,343	(12,803)
2/20/09	EUR	16,755,837	21,268,016	(148,122)
2/20/09	EUR	16,755,837	21,268,015	(152,058)
2/20/09	EUR	17,263,590	21,912,502	(155,200)
2/20/09	GBP	8,003,751	12,338,302	(338,358)
2/20/09	GBP	8,003,751	12,338,302	(340,679)
2/20/09	GBP	10,671,668	16,451,070	(457,975)
2/20/09	HKD	31,533,942	4,070,988	(1,699)
2/20/09	JPY	1,226,050,042	12,880,973	(106,624)
2/20/09	JPY	1,226,050,042	12,880,973	(145,331)
2/20/09	JPY	1,226,050,042	12,880,973	(219,221)
2/20/09	JPY	1,226,050,042	12,880,973	(197,215)
2/20/09	NOK	9,664,573	1,369,998	(6,140)
2/20/09	NZD	321,868	175,518	930
2/20/09	SEK	31,033,685	3,832,597	42,642
2/20/09	SGD	3,237,899	2,143,795	(19,747)
			$198,653,934	$(2,188,601)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
49	AEX	December 2008	$3,142,116	$(18,308)
327	CAC 40	December 2008	13,555,599	(277,967)
74	DAX	December 2008	10,971,422	125,690
996	E-Mini MSCI EAFE	December 2008	56,493,120	15,050,947
419	FTSE 100	December 2008	27,676,666	(1,718,891)
28	HANG SENG	December 2008	2,526,587	(173,050)
47	IBEX 35	December 2008	5,320,081	(248,123)
42	MSCI Singapore	December 2008	1,161,817	(35,777)
330	OMXS 30	December 2008	2,621,506	(62,082)
2,277	S&P 500 E-Mini	December 2008	101,929,905	(10,239,397)
36	S&P/MIB	December 2008	4,548,405	253,817
97	SPI 200	December 2008	5,926,227	421,358
308	TOPIX	December 2008	26,867,399	193,407
			$262,740,850	$3,271,624

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
122,532,800	USD	8/7/2009	BNP Paribas	AMEX Index	3 month LIBOR -0.35%	$14,291,776
368,679,856	USD	6/16/2009	Deutsche Bank	MSCI EAFE Equity Index	3 month LIBOR -0.15%	(11,456,507)

212,503,240	USD	8/10/2009	Citigroup	Custom Low Quality Equity Basket	3 month LIBOR -0.56%	21,454,311
225,960,754	USD	8/7/2009	JP Morgan Chase Bank	Custom Low Quality Equity Basket	3 month LIBOR -0.75%	16,054,681
			Premiums to (Pay) Receive		$—	$40,344,261

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 23.42% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$1,942,594,238	$16,045,219
Level 2 – Other Significant Observable Inputs	—	52,970,889
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,942,594,238	$69,016,108

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(12,773,595)
Level 2 – Other Significant Observable Inputs	—	(14,460,364)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(27,233,959)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($) / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 25.8%

	U.S. Government — 25.8%
6,641,365	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a)(b)(c)	6,174,915

	TOTAL DEBT OBLIGATIONS (COST $6,456,980)	6,174,915

	MUTUAL FUNDS — 73.5%

	Affiliated Issuers — 73.5%
936,264	GMO Short-Duration Collateral Fund	17,573,680

	TOTAL MUTUAL FUNDS (COST $23,387,794)	17,573,680

	SHORT -TERM INVESTMENTS— 1.7%

	Money Market Funds — 1.7%
332,826	State Street Institutional Treasury Plus Money Market Fund–Institutional Class	332,826
77,965	SSgA USD Liquidity Fund–Class I Stable NAV Shares (b)	77,965
	TOTAL SHORT-TERM INVESTMENTS (COST $410,791)	410,791

	TOTAL INVESTMENTS — 101.0% (Cost $30,255,565)	24,159,386

	Other Assets and Liabilities (net) — (1.0%)	(251,286)

	TOTAL NET ASSETS — 100.0%	$23,908,100

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$35,637,740	$—	$(11,478,354)	$(11,478,354)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

	Value,					Distributions
	beginning of		Sales	Dividend		of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income		Gains	of period

GMO Short-Duration Collateral Fund	$23,686,705	$158,934	$1,294,100	$1,780,706	♦	$—	$17,573,680
Totals	$23,686,705	$158,934	$1,294,100	$1,780,706		$—	$17,573,680

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts(b)

				Net Unrealized
Number of				Appreciation
Contracts	Type	Expiration Date	Contract Value	(Depreciation)

Buys

7	Copper	March 2009	$288,662	$(2,617)
4	Cotton No. 2	March 2009	95,820	9,156
3	Crude Oil	January 2009	163,290	7,038
13	Soybean Oil	January 2009	256,620	(193)
4	Gasoline RBOB	January 2009	203,213	11,151
			$1,007,605	$24,535

Sales

18	Cocoa	March 2009	$412,920	$(59,606)
12	Coffee “C”	March 2009	522,450	(18,220)
18	Corn	March 2009	329,175	28,273
7	Gold 100 OZ	February 2009	573,300	(54,979)
37	Lean Hogs	February 2009	991,970	(71,317)
30	Live Cattle	February 2009	1,051,800	14,862
4	Natural Gas	January 2009	260,400	(168)
13	Soybean Meal	January 2009	330,590	19,462
4	Soybean	January 2009	176,600	(3,117)
42	Sugar (World)	March 2009	559,776	77,434
4	Wheat	March 2009	112,250	2,583
			$5,321,231	$(64,793)

Swap Agreements(b)

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Pay	Receive	Value
10,109,537	USD	4/14/2009	Barclays Capital	1 month T-Bill + 0.19%	Return on DJ-AIG Commodity Total Return Index	$(111,297)
				Premiums to (Pay) Receive	—	$(111,297)

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or open swap contracts.
(b)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Basis of presentation and principles of consolidation

The accompanying consolidated schedule of investments include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd.  The consolidated schedule of investments include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. As of November 30, 2008, the total value of these securities represented 29.62% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$169,959
Level 2 – Other Significant Observable Inputs	24,159,386	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$24,159,386	$169,959

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(210,217)
Level 2 – Other Significant Observable Inputs	—	(111,297)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(321,514)

** Other financial instruments include futures contracts and swap agreements.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviations:

USD -	United States Dollar

For additional information regarding the Fund’s Consolidated Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 4.7%

	Asset-Backed Securities — 4.5%

	Auto Financing — 0.6%
800,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 1.66%, due 08/15/13	751,536
100,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 02/15/11	80,850
700,000	Capital Auto Receivables Asset Trust, Series 08-1, Class A4B, Variable Rate, 1 mo. LIBOR + 1.35%, 2.77%, due 07/15/14	574,112
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	258,165
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 1.85%, 3.62%, due 11/10/14	422,000
500,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 11/15/11	450,390
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 2.00%, 3.42%, due 03/15/13	1,139,866
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 1.67%, due 06/15/13	715,000
600,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, Variable Rate, 1 mo. LIBOR + 2.20%, 3.62%, due 07/15/11	551,695
600,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 06/17/13	536,238
600,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, Variable Rate, 1 mo. LIBOR, 1.42%, due 05/15/12	492,000
1,200,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 08/15/11	908,472
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 06/15/12	660,000
1,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 1.69%, due 12/15/16	1,035,180
	Total Auto Financing	8,575,504

	Bank Loan Collateralized Debt Obligations — 0.1%
1,840,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 4.46%, due 07/05/11	1,496,122

	Business Loans — 0.3%
557,272	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 1.77%, due 01/25/35	426,870
800,000	CNH Equipment Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR + 1.95%, 3.37%, due 08/15/14	684,250
564,152	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 1.71%, due 05/15/32	399,819
1,600,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.46%, due 07/20/12	1,296,303
1,500,487	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 09/25/30	810,263
700,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 02/25/13	606,200
600,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .06%, 1.54%, due 03/13/12	505,200
	Total Business Loans	4,728,905

	CMBS — 0.3%
258,954	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	254,189

700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 1.55%, due 12/15/20	553,000
800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	690,720
195,682	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.45%, due 11/05/21	171,222
851,919	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.27%, due 03/06/20	771,839
1,100,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	960,531
500,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	436,621
146,092	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	133,981
548,930	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 1.51%, due 09/15/21	400,718
	Total CMBS	4,372,821

	CMBS Collateralized Debt Obligations — 0.1%
1,600,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .80%, 2.95%, due 11/23/52	128,000
1,753,537	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .35%, 4.12%, due 06/28/19	1,227,476
	Total CMBS Collateralized Debt Obligations	1,355,476

	Credit Cards — 0.8%
800,000	Advanta Business Card Master Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 1.48%, due 04/22/13	616,000
1,400,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 02/15/13	1,287,062
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 2.30%, due 06/16/14	1,577,495
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 2.67%, due 09/15/17	499,618
1,100,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 2.28%, due 08/15/13	935,990
800,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, Variable Rate, 1 mo. LIBOR + 1.10%, 2.51%, due 12/23/13	714,800
1,600,000	Discover Card Master Trust I, Series 96-4, Class A, Variable Rate, 1 mo. LIBOR + .38%, 1.80%, due 10/16/13	1,404,360
1,000,000	First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 2.17%, due 11/15/12	913,438
1,200,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 03/15/13	1,063,692
1,100,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 04/15/13	952,187
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 1.57%, due 01/15/14	172,442
800,000	National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR + 1.80%, 3.22%, due 05/15/13	672,000
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 1.55%, due 02/15/17	934,401
	Total Credit Cards	11,743,485

	Equipment Leases — 0.1%
1,000,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .25%, 3.37%, due 06/14/11	892,500

	Insurance Premiums — 0.1%
800,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 12/15/11	726,250

	Insured Auto Financing — 0.4%
152,213	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 2.26%, due 05/06/12	135,374
1,400,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR + .04%, 2.22%, due 10/06/13	968,837
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR + .50%, 2.27%, due 03/08/16	583,456
400,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 4.42%, due 05/20/10	387,572
800,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 1.44%, due 07/15/13	653,808
1,000,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR + .51%, 1.93%, due 04/16/12	872,480
1,100,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 2.07%, due 10/15/14	770,000
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 2.74%, due 07/14/14	831,600
	Total Insured Auto Financing	5,203,127

	Insured Credit Cards — 0.1%
1,200,000	Cabela’s Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 1.54%, due 03/15/11	1,171,218

	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	650,000
875,737	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 1.62%, due 12/15/41	559,754
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	351,875
	Total Insured Other	1,561,629

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
239,808	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 1.73%, due 01/25/35	110,311
120,751	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 1.70%, due 08/25/30	77,219
385,708	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 06/25/34	260,761
	Total Insured Residential Mortgage-Backed Securities (United States)	448,291

	Insured Time Share — 0.0%
222,279	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 1.63%, due 05/20/17	173,377
43,176	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 1.63%, due 05/20/16	34,618
	Total Insured Time Share	207,995

	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,600,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.85%, due 12/20/09	828,800
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 3.72%, due 03/20/10	405,000
1,400,000	Salisbury International Investments Ltd., Variable Rate, 3 mo. LIBOR + .42%, 3.62%, due 06/22/10	612,360
	Total Investment Grade Corporate Collateralized Debt Obligations	1,846,160

	Rate Reduction Bonds — 0.0%
539,417	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	538,722

	Residential Asset-Backed Securities (United States) — 0.7%
30,418	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 02/25/36	4,563
1,209,527	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 11/25/36	701,525
600,000	Argent Securities, Inc., Series 06-M1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 07/25/36	198,000
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 10/25/36	538,320
159,849	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 1.46%, due 11/25/36	149,331
956,489	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 2.43%, due 05/28/39	741,757
608,675	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.73%, due 05/28/39	469,166
650,013	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 02/25/37	525,405
1,200,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 06/25/36	877,200
824,802	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 1.48%, due 03/25/37	737,950
117,977	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 1.70%, due 04/25/34	62,528
800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 04/25/36	408,000
620,004	Fremont Home Loan Trust, Series 06-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 08/25/36	578,929
949,684	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 1.57%, due 12/25/35	835,722
915,867	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.74%, due 01/20/35	604,472
600,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 03/25/36	258,000
2,400,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 08/25/36	654,720
851,248	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 03/25/36	131,943
465,405	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 02/25/37	417,701
1,293,099	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 04/25/37	1,034,480
583,990	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 11/25/35	157,911
1,284,711	Residential Asset Securities Corp., Series 05-KS12, Class A2, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 01/25/36	1,061,814
	Total Residential Asset-Backed Securities (United States)	11,149,437

	Residential Mortgage-Backed Securities (Australian) — 0.2%
910,039	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.37%, due 11/19/37	753,405
805,638	Interstar Millennium Trust, Series 03-3G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 4.02%, due 09/27/35	676,091
343,254	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 2.94%, due 12/08/36	276,687
879,396	Medallion Trust, Series 06-1G, Class A1, Variable Rate, 3 mo. LIBOR + .05%, 2.87%, due 06/14/37	718,938
431,515	Superannuation Members Home Loans Global Fund, Series 8, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.82%, due 01/12/37	372,988
	Total Residential Mortgage-Backed Securities (Australian)	2,798,109

	Residential Mortgage-Backed Securities (European) — 0.3%
700,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR + .11%, 3.31%, due 09/20/66	649,460
700,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 2.24%, due 02/17/52	594,440
700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.92%, due 01/13/39	568,820
337,744	Granite Master Issuer Plc, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 1.49%, due 12/20/54	168,872
800,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 07/15/40	707,144
42,594	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 2.36%, due 05/15/34	38,854
601,787	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.92%, due 09/15/39	518,578
800,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.34%, due 02/12/16	711,120
700,000	Permanent Financing Plc, Series 4, Class 3A, Variable Rate, 3 mo. LIBOR + .14%, 2.96%, due 03/10/24	685,625
	Total Residential Mortgage-Backed Securities (European)	4,642,913

	Residential Mortgage-Backed Securities (United States) — 0.0%
133,404	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 1.70%, due 08/25/35	61,366

	Student Loans — 0.1%
1,500,000	College Loan Corp. Trust, Series 06-1, Class A2, Variable Rate, 3 mo. LIBOR + .02%, 3.56%, due 04/25/22	1,402,050
700,000	SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.79%, due 01/25/19	575,050
	Total Student Loans	1,977,100

	Time Share — 0.0%
315,008	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 4.00%, 5.45%, due 02/20/18	299,258

	Trade Receivables — 0.1%
800,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 12/17/10	785,600
	Total Asset-Backed Securities	66,581,988

	Corporate Debt — 0.1%
299,000	Eastman Chemical Co., 7.25%, due 01/15/24	286,068
145,000	Ryder System, Inc., MTN, 5.85%, due 11/01/16	109,866
290,000	Southwest Airlines Co., 5.75%, due 12/15/16	220,412
148,000	Spectra Energy Capital, Series B, 6.75%, due 07/15/18	127,896
289,000	Telecom Italia Capital, 4.95%, due 09/30/14	210,970
297,000	Telefonos de Mexico SA de CV, 5.50%, due 01/27/15	260,095
449,000	TransAlta Corp., 5.75%, due 12/15/13	409,489
152,000	Wyeth, 5.50%, due 02/01/14	147,870
	Total Corporate Debt	1,772,666

	Structured Notes — 0.1%
609,000	Boston Scientific Corp., 6.25%, due 11/15/15	517,407
151,000	RPM UK Group, 144A, 6.70%, due 11/01/15	147,206
	Total Structured Notes	664,613

	U.S. Government Agency — 0.0%
66,850	Agency for International Development Floater (Support of C.A.B.E.I), Variable Rate, 6 mo. U.S. Treasury Bill+ .40%, 0.90%, due 10/01/12	64,264
201,584	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 1.93%, due 10/01/11	193,180
233,334	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 1.89%, due 01/01/12	223,639
	Total U.S. Government Agency	481,083
	TOTAL DEBT OBLIGATIONS (COST $71,881,892)	69,500,350

Shares /
Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 94.6%

	Affiliated Issuers — 94.6%
40,999,634	GMO Alpha Only Fund, Class IV	413,276,307
746,276	GMO Alternative Asset Opportunity Fund	17,477,787
3,603,614	GMO Emerging Country Debt Fund, Class IV	23,423,492
15,849,264	GMO Emerging Markets Fund, Class VI	123,465,763
9,280,288	GMO International Small Companies Fund, Class III	45,844,625
1,771,880	GMO Special Situations Fund, Class VI	44,881,722
14,835,392	GMO Strategic Fixed Income Fund, Class VI	279,498,787
237	GMO U.S. Core Equity Fund, Class VI	2,101
27,365,241	GMO U.S. Quality Equity Fund, Class VI	448,789,952
935,677	GMO World Opportunity Overlay Fund	17,693,647

	TOTAL MUTUAL FUNDS (COST $1,623,416,644)	1,414,354,183

	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds — 0.5%
8,213,119	State Street Institutional U.S. Government Money Market Fund-Institutional Class	8,213,119

	Other Short-Term Investments — 0.1%
1,521,271	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	1,521,271
	TOTAL SHORT-TERM INVESTMENTS (COST $9,734,390)	9,734,390

	TOTAL INVESTMENTS — 99.9% (Cost $1,705,032,926)	1,493,588,923

	Other Assets and Liabilities (net) — 0.1%	1,129,668

	TOTAL NET ASSETS — 100.0%	$1,494,718,591

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,716,439,944	$9,537,068	$(232,388,089)	$(222,851,021)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$407,035,363	$254,033,372	$218,707,854	$41,527,198	$46,193,209	$413,276,307
GMO Alternative Asset Opportunity Fund	24,885,255	—	134,760	—	—	17,477,787
GMO Emerging Country Debt Fund, Class IV	32,949,175	2,508,930	145,509	181,450	695,994	23,423,492
GMO Emerging Markets Fund, Class VI	285,823,205	167,667,056	262,464,886	—	26,667,056	123,465,763
GMO International Small Companies Fund, Class III	—	48,500,000	—	—	—	45,844,625
GMO Special Situations Fund, Class VI	80,727,015	—	45,925,565	—	—	44,881,722
GMO Strategic Fixed Income Fund, Class VI	488,748,982	250,441	117,097,469	111,129	—	279,498,787
GMO U.S. Core Equity Fund, Class VI	2,807	35	—	35	—	2,101
GMO U.S. Quality Equity Fund, Class VI	289,904,690	243,512,500	2,388,066	5,181,727	2,207,535	448,789,952
GMO World Opportunity Overlay Fund	—	18,522,133	4,865	—	—	17,693,647
Totals	$1,610,076,492	$734,994,467	$646,868,974	$47,001,539	$75,763,794	$1,414,354,183

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 14.19% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 8.34% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,335,822,298	$—
Level 2 – Other Significant Observable Inputs	91,184,637	—
Level 3 – Significant Unobservable Inputs	66,581,988	—
Total	$1,493,588,923	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Realized gain (loss)	82,412	—
Change in unrealized appreciation/depreciation	(927,779)	—
Net purchases (sales)	10,932,991	—
Net transfers in and/or out of Level 3 ^	56,494,364	—
Balance as of November 30, 2008	$66,581,988	$—

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 29.4%

		Albania — 2.5%

		Foreign Government Obligations — 2.5%
USD	15,681,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)(b)	7,675,844

		Australia — 0.3%

		Asset-Backed Securities — 0.3%
USD	346,864	Crusade Global Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 4.56%, due 04/19/38	284,017
USD	512,728	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 2.47%, due 05/10/36	443,525
USD	324,304	Superannuation Members Home Loans Global Fund, Series 4A, Class A, Variable Rate, 3 mo. LIBOR + .22%, 4.54%, due 10/09/29	264,847
		Total Australia	992,389

		United Kingdom — 0.5%

		Asset-Backed Securities
USD	300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, Variable Rate, 3 mo. LIBOR + .09%, 3.29%, due 03/20/30	273,150
USD	700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.92%, due 01/13/39	568,820
USD	135,098	Granite Master Issuer Plc, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 1.49%, due 12/20/54	67,549
USD	500,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.34%, due 02/12/16	444,450
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 10/15/33	244,611
		Total United Kingdom	1,598,580

		United States — 26.1%

		Asset-Backed Securities — 7.1%
USD	633,925	ACE Securities Corp., Series 06-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 1.54%, due 12/25/35	423,855
USD	400,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 1.58%, due 05/20/13	275,391
USD	310,839	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 05/25/37	31,084
USD	600,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 12/15/13	519,456
USD	400,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR + .04%, 2.22%, due 10/06/13	276,811
USD	100,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 2.62%, due 05/20/10	96,893
USD	1,200,000	Argent Securities, Inc., Series 06-M1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.54%, due 07/25/36	396,000
USD	1,000,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 06/25/36	693,125
USD	200,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 1.50%, due 09/25/36	160,000
USD	800,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	728,562
USD	194,485	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 1.78%, due 01/25/36	133,028
USD	200,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 1.66%, due 08/15/13	187,884

USD	500,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 3.00%, 4.42%, due 09/15/14	438,660
USD	300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR + .40%, 1.82%, due 02/18/14	255,600
USD	100,000	Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 02/15/12	97,777
USD	800,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 08/15/13	678,960
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 2.67%, due 09/15/17	356,870
EUR	100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, Variable Rate, 3 mo. EUR LIBOR + 0.10%, 4.17%, due 05/24/13	108,051
USD	400,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 04/24/14	331,476
USD	250,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, Variable Rate, 1 mo. LIBOR + 1.10%, 2.51%, due 12/23/13	223,375
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR + .25%, 3.79%, due 01/25/24	291,188
USD	918,519	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .35%, 4.12%, due 06/28/19	642,963
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 1.85%, 3.62%, due 11/10/14	253,200
USD	100,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 11/15/11	90,078
USD	700,000	Discover Card Master Trust I, Series 96-4, Class A, Variable Rate, 1 mo. LIBOR + .38%, 1.80%, due 10/16/13	614,408
USD	800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 1.55%, due 04/25/36	408,000
USD	300,000	First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 2.17%, due 11/15/12	274,031
USD	600,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 02/15/12	503,802
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 1.67%, due 06/15/13	275,000
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 1.55%, due 08/25/36	33,000
USD	554,266	Fremont Home Loan Trust, Series 06-A, Class 1A2, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 05/25/36	361,659
USD	967,351	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.66%, due 11/15/33	622,346
USD	500,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 06/15/13	449,050
USD	600,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.46%, due 10/20/11	525,648
USD	18,560	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 1.64%, due 07/25/30	15,498
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.31%, due 03/06/20	720,080
USD	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .55%, 1.97%, due 07/15/13	509,250
USD	443,836	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 1.50%, due 09/15/21	332,877
USD	658,684	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.05%, due 10/25/37	526,947
USD	200,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 1.54%, due 03/25/36	86,000
USD	900,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.54%, due 06/25/36	285,480
USD	1,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 3.46%, due 08/05/09	643,000

USD	1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.65%, due 03/20/10	520,000
USD	700,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, Variable Rate, 1 mo. LIBOR + .23%, 1.63%, due 02/25/37	217,000
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR + 1.80%, 3.22%, due 05/15/13	252,000
USD	498,307	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 1.53%, due 08/25/23	475,135
USD	300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, Variable Rate, 1 mo. LIBOR + 2.20%, 3.62%, due 07/15/11	275,848
USD	200,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 06/17/13	178,746
USD	200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, Variable Rate, 1 mo. LIBOR, 1.42%, due 05/15/12	164,000
USD	509,365	Residential Asset Securities Corp., Series 07-KS3, Class AI1, Variable Rate, 1 mo. LIBOR + .11%, 1.50%, due 04/25/37	478,803
USD	664,506	Residential Asset Securities Corp., Series 05-KS12, Class A2, Variable Rate, 1 mo. LIBOR + .25%, 1.64%, due 01/25/36	549,214
USD	148,828	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, Variable Rate, 1 mo. LIBOR + .29%, 1.68%, due 12/25/32	74,414
USD	500,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 09/15/14	357,693
USD	156,149	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 11/25/35	110,350
USD	842,952	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 1.60%, due 05/20/18	640,168
USD	666,812	SLM Student Loan Trust, Series 07-A, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 2.85%, due 09/15/22	566,790
USD	300,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 08/15/11	227,118
USD	140,971	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.68%, due 11/25/35	21,146
USD	400,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 06/15/12	240,000
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 2.74%, due 07/14/14	302,400
USD	500,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 1.69%, due 12/15/16	431,325
USD	900,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR + 1.15%, 2.60%, due 03/20/14	762,185
USD	500,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 1.55%, due 02/15/17	359,385
			22,080,083

		Corporate Debt — 1.5%
USD	5,000,000	Eastman Chemical Co., 7.25%, due 01/15/24	4,783,745

		U.S. Government — 17.4%
USD	26,565,460	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(c)(d)	24,699,662
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10(b)	10,027,320
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12(b)	9,601,272
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12(b)	9,460,498
			53,788,752

		U.S. Government Agency — 0.1%
USD	201,584	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 1.93%, due 10/01/11	193,180
		Total United States	80,845,760
		TOTAL DEBT OBLIGATIONS (COST $89,745,601)	91,112,573

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.5%

	United States — 0.5%
10,000	Home Ownership Funding 2 Preferred 144A, 1.00%	1,588,078
	TOTAL PREFERRED STOCKS (COST $2,138,851)	1,588,078

	MUTUAL FUNDS — 68.9%

	United States — 68.9%
	Affiliated Issuers
1,459,897	GMO Emerging Country Debt Fund, Class IV	9,489,330
7,980,394	GMO Short-Duration Collateral Fund	149,791,998
93,858	GMO Special Purpose Holding Fund(b)(e)	68,517
2,873,549	GMO World Opportunity Overlay Fund	54,281,339

	Total United States	213,631,184

	TOTAL MUTUAL FUNDS (COST $284,104,676)	213,631,184

	SHORT-TERM INVESTMENTS — 3.2%

	Money Market Funds — 3.2%
10,121,893	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	10,121,893

	TOTAL SHORT-TERM INVESTMENTS (COST $10,121,893)	10,121,893
	TOTAL INVESTMENTS — 102.0% (Cost $386,111,021)	316,453,728

	Other Assets and Liabilities (net) — (2.0)%	(6,321,720)

	TOTAL NET ASSETS — 100.0%	$310,132,008

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$417,968,122	$4,627,945	$(106,142,339)	$(101,514,394)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$37,549,507	$682,116	$21,100,000	$141,057		$541,058	$9,489,330
GMO Short-Duration Collateral Fund	780,181,577	77,330,341	643,132,208	20,127,835	♦	—	149,791,998
GMO Special Purpose Holding Fund	118,261	—	—	—		212,552	68,517
GMO World Opportunity Overlay Fund	232,656,595	5,800,000	163,200,000	—		—	54,281,339
Totals	$1,050,505,940	$83,812,457	$827,432,208	$20,268,892		$753,610	$213,631,184

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
12/02/08	GBP	3,300,000	$5,084,644	$(274,985)
12/02/08	GBP	10,200,000	15,716,228	(2,145,797)
12/16/08	CHF	29,100,000	23,996,789	(1,687,236)
1/06/09	EUR	8,600,000	10,917,977	(597,423)
12/23/08	NZD	1,900,000	1,041,188	(15,782)
			$56,756,826	$(4,721,223)

Sales
12/02/08	GBP	3,300,000	$5,084,644	$731,276
12/02/08	GBP	10,200,000	15,716,172	2,367,524
12/23/08	NZD	1,900,000	1,041,188	119,712
12/16/08	CHF	29,100,000	23,996,789	1,746,684
1/06/09	EUR	8,600,000	10,917,977	476,557
			$56,756,770	$5,441,753

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
12/09/08	SEK	478,277,525	EUR	48,100,000	$1,996,757
12/09/08	EUR	48,100,000	SEK	465,211,175	(3,613,311)
12/09/08	EUR	24,300,000	SEK	243,674,550	(756,715)
12/09/08	SEK	236,918,850	EUR	24,300,000	1,591,293
					$(781,976)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
50	U.S. Treasury Note 5 Yr. (CBT)	March 2009	$5,835,547	$41,484
10	U.S. Treasury Note 2 Yr. (CBT)	March 2009	2,168,125	6,563
20	U.S. Long Bond (CBT)	March 2009	2,549,687	60,156
			$10,553,359	$108,203

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
341,600,000	USD	12/20/2008	JP Morgan Chase Bank	(Pay)	0.15%	3.12%	Reference security within CDX Index	N/A	USD	$521,927
5,000,000	USD	6/20/2010	UBS AG	Receive	0.52%	0.65%	TXU Electric Delivery Co.	5,000,000	USD	(5,342)
5,000,000	USD	12/20/2010	Deutsche Bank AG	Receive	0.75%	2.96%	Enterprise Products Partners LP	5,000,000	USD	(207,421)
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	30.99%	Prologis	2,000,000	USD	(858,590)
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	6.71%	ERP Operating LP	2,000,000	USD	(282,980)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	9.27%	SLM Corp.	2,000,000	USD	(583,479)
2,000,000	USD	12/20/2013	UBS AG	Receive	0.34%	14.99%	CIT	2,000,000	USD	(766,293)
5,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	1.71%	Eastman Chemical Co.	N/A	USD	295,498
						Premiums to (Pay) Receive		$356,142		$(1,886,680)

(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2008, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  A credit default identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
7,325,000	USD	2/15/2010	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$(2,434,320)
6,560,000	USD	2/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,738,431)
6,374,000	USD	8/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,778,246)
4,516,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(4,675,810)
			Premiums to (Pay) Receive			$8,455,771	$(12,626,807)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
140,000,000	USD	12/31/2008	JP Morgan Chase Bank	1 month LIBOR - 0.10%	Lehman Mortgage Total Return Index	$5,206,613
140,000,000	USD	12/31/2008	UBS AG	Lehman Mortgage Total Return Index	1 month LIBOR - 0.07%	(5,554,293)
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Lehman Aggregate Total Return Index	3,571,578
			Premiums to (Pay) Receive		$—	$3,223,898

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia
AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.
XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)	Security is backed by the U.S. Government.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
(d)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(e)	Underlying investment represents interests in defaulted securities.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 31.87% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$11,077,408	$611,800
Level 2 – Other Significant Observable Inputs	240,083,485	17,807,994
Level 3 – Significant Unobservable Inputs	65,292,835	817,425
Total	$316,453,728	$19,237,219

* Other financial instruments include foreign currency, forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(27,272,349)
Level 3 – Significant Unobservable Inputs	—	(2,704,105)
Total	$—	$(29,976,454)

**Other financial instruments include forward currency contracts and swap agreements.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$33,957,631	$—
Accrued discounts/premiums	1,237,700	—
Realized gain (loss)	22,205	—
Realized gain distributions received	162,394	—
Realized gain distributions paid	(212,552)	—
Change in unrealized appreciation/depreciation	630,601	—
Net purchases (sales)	4,823,804	—
Net transfers in and/or out of Level 3 ^	24,671,052	(1,886,680)
Balance as of November 30, 2008	$65,292,835	$(1,886,680)

*** Other financial instruments include swap agreements.

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts		Premiums

Outstanding, beginning of period	$—	$—	$—		$—
Options written	—	—	JPY	(9,302,000,000)	(870,449)
Options exercised	—	—	JPY	9,302,000,000	870,449
Options expired	—	—	—		—
Options sold	—	—	—		—
Outstanding, end of period	$—	$—	$—		$—

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis.  Payment and delivery may take place a month or more after the date of the transaction.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments.

Currency Abbreviations:

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 3.0%

		United States — 3.0%

		U.S. Government — 3.0%
USD	4,042,570	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	3,758,644

		TOTAL DEBT OBLIGATIONS (COST $3,985,895)	3,758,644

Shares		Description	Value ($)

		MUTUAL FUNDS — 84.0%

		United States — 84.0%

		Affiliated Issuers
477,940		GMO Emerging Country Debt Fund, Class III	3,106,609
4,332,356		GMO Short-Duration Collateral Fund	81,318,320
5,496		GMO Special Purpose Holding Fund(c)(d)	4,012
1,107,586		GMO World Opportunity Overlay Fund	20,922,299
		Total United States	105,351,240

		TOTAL MUTUAL FUNDS (COST $141,206,504)	105,351,240

		SHORT-TERM INVESTMENTS — 13.1%

		Money Market Funds — 13.1%
3,744,185		State Street Institutional Liquid Reserves Fund-Institutional Class	3,744,185
12,639,396		State Street Institutional Treasury Plus Money Market Fund-Institutional Class	12,639,396

		TOTAL SHORT-TERM INVESTMENTS (COST $16,383,581)	16,383,581

		TOTAL INVESTMENTS — 100.1% (Cost $161,575,980)	125,493,465
		Other Assets and Liabilities (net) — (0.1)%	(151,201)

		TOTAL NET ASSETS — 100.0%	$125,342,264

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$169,550,373	$4,012	$(44,060,920)	$(44,056,908)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$4,677,363	$123,955	$—	$25,154		$98,802	$3,106,609
GMO Short-Duration Collateral Fund	114,475,125	29,284,160	39,100,000	8,238,550	♦	—	81,318,320
GMO Special Purpose Holding Fund	6,924	—	—	—		12,445	4,012
GMO World Opportunity Overlay Fund	31,276,870	2,000,000	4,900,000	—		—	20,922,299
Totals	$150,436,282	$31,408,115	$44,000,000	$8,263,704		$111,247	$105,351,240

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
12/16/08	CHF	5,500,000	$4,535,476	$(318,893)
1/06/09	EUR	3,500,000	4,443,363	(243,137)
12/02/08	GBP	600,000	924,481	(87,821)
12/02/08	GBP	1,600,000	2,465,282	(337,815)
12/23/08	NZD	300,000	164,398	3,358

			$12,533,000	$(984,308)

Sales
12/16/08	CHF	5,500,000	4,535,476	$327,596
1/06/09	EUR	3,500,000	4,443,363	204,837
12/02/08	GBP	600,000	924,481	132,959
12/02/08	GBP	1,600,000	2,465,282	435,838
12/23/08	NZD	300,000	164,398	18,902

			$12,533,000	$1,120,132

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)

12/09/08	EUR	1,700,000	SEK	17,025,930	$(55,565)
12/09/08	EUR	8,700,000	SEK	84,144,255	(653,551)
12/09/08	SEK	16,594,550	EUR	1,700,000	108,857
12/09/08	SEK	86,376,755	EUR	8,700,000	377,750

					$(222,509)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
5	Australian Government Bond 10 Yr.	December 2008	$362,226	$15,674
8	Australian Government Bond 3 Yr.	December 2008	556,291	11,784
52	Canadian Government Bond 10 Yr.	March 2009	5,047,502	61,586
446	Euro Bund	December 2008	68,743,444	3,143,698
198	Euro BOBL	December 2008	28,772,257	873,246
500	Federal Fund 30 day	December 2008	207,516,600	45,129
109	UK Gilt Long Bond	March 2009	19,528,670	125,441
			$330,526,990	$4,276,558
Sales
7	U.S. Treasury Note 2 Yr. (CBT)	March 2009	$1,517,687	$(10,281)
22	U.S. Treasury Note 10 Yr. (CBT)	March 2009	2,661,313	(77,172)
1	U.S. Long Bond (CBT)	March 2009	127,484	(2,945)
			$4,306,484	$(90,398)

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 33.82% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$3,106,609	$4,276,558
Level 2 – Other Significant Observable Inputs	122,382,844	1,610,097
Level 3 – Significant Unobservable Inputs	4,012	—
Total	$125,493,465	$5,886,655

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(447,051)
Level 2 – Other Significant Observable Inputs	—	(1,696,782)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(2,143,833)

**Other financial instruments include foreign currency, forward currency contracts and futures contracts.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$6,924	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	9,506	—

Realized gain distributions paid	(12,445)	—
Change in unrealized appreciation/depreciation	27	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$4,012	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts		Premiums

Outstanding, beginning of period	$—	$—	$—		$—
Options written	—	—	JPY	(1,672,000,000)	(156,460)
Options exercised	—	—	JPY	1,672,000,000	156,460
Options expired	—	—	—		—
Options sold	—	—	—		—
Outstanding, end of period	$—	$—	$—		$—

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY -  Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares /
Par Value (S)	Description	Value ($)

	MUTUAL FUNDS — 94.2%

	United States — 94.2%

	Affiliated Issuers
581,213	GMO International Growth Equity Fund, Class IV	9,549,327
563,438	GMO International Intrinsic Value Fund, Class IV	9,612,259

	TOTAL MUTUAL FUNDS (COST $36,025,391)	19,161,586

	SHORT-TERM INVESTMENTS — 0.1%

21,003	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/2008	21,003
	TOTAL SHORT-TERM INVESTMENTS (COST $21,003)	21,003

	TOTAL INVESTMENTS — 94.3% (Cost $36,046,394)	19,182,589
	Other Assets and Liabilities (net) — 5.7%	1,158,473

	TOTAL NET ASSETS— 100.0%	$20,341,062

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$36,906,377	$—	$(17,723,788)	$(17,723,788)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$15,047,067	$3,085,392	$2,319,000	$282,381	$488,011	$9,549,327
GMO International Intrinsic Value Fund, Class IV	15,016,826	2,741,680	1,460,000	224,027	777,653	9,612,259
Totals	$30,063,893	$5,827,072	$3,779,000	$506,408	$1,265,664	$19,161,586

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
2/20/09	AUD	65,000	$42,388	$141
2/20/09	CAD	387,000	313,437	(1,018)
2/20/09	CHF	112,000	92,724	653
2/20/09	EUR	496,000	629,568	12,187
2/20/09	EUR	631,000	800,922	5,673
2/20/09	EUR	133,000	168,816	1,808
2/20/09	GBP	377,000	581,170	16,597
2/20/09	GBP	328,000	505,633	21,571
2/20/09	JPY	29,976,000	314,930	(5,462)
2/20/09	JPY	24,925,000	261,864	777
			$3,711,452	$52,927
Sales
2/20/09	AUD	1,679,261	$1,095,088	$71,830
2/20/09	CHF	1,080,985	894,937	7,885
2/20/09	CHF	1,080,985	894,937	7,531
2/20/09	DKK	817,823	139,042	(949)
2/20/09	DKK	6,058,333	1,030,009	79,881
2/20/09	EUR	1,559,853	1,979,906	150,853

2/20/09	EUR	1,559,853	1,979,904	147,658
2/20/09	EUR	1,607,121	2,039,903	153,504
2/20/09	GBP	1,221,006	1,882,260	242,864
2/20/09	GBP	1,221,006	1,882,260	243,792
2/20/09	HKD	1,187,690	153,329	(64)
2/20/09	HKD	1,187,690	153,329	(73)
2/20/09	JPY	152,914,390	1,606,530	(26,836)
2/20/09	JPY	157,548,160	1,655,213	(20,929)
2/20/09	JPY	152,914,390	1,606,530	(13,298)
2/20/09	NOK	250,756	35,546	(159)
2/20/09	NOK	7,263,433	1,029,626	129,371
2/20/09	NZD	159,000	86,704	681
2/20/09	SEK	1,723,193	212,811	1,387
2/20/09	SEK	1,723,193	212,811	1,583
2/20/09	SEK	1,775,411	219,260	845
2/20/09	SGD	118,584	78,514	(688)
			$20,868,449	$1,176,669

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 81.81% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$19,182,589	$12
Level 2 – Other Significant Observable Inputs	—	1,299,072
Level 3 – Significant Unobservable Inputs	—	—
Total	$19,182,589	$1,299,084

*Other financial instruments include foreign currency and forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(69,476)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(69,476)

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

**Other financial instruments include forward currency contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Australia — 0.6%
437,966	Telstra Corp Ltd	1,169,761
25,295	Woodside Petroleum Ltd	600,979
	Total Australia	1,770,740

	Belgium — 0.1%
75,924	Dexia	332,337

	Canada — 2.6%
10,000	Agrium Inc	315,483
17,000	Bank of Nova Scotia	508,817
21,000	Barrick Gold Corp	640,770
13,300	Canadian National Railway Co	484,898
15,100	Canadian Natural Resources	635,172
22,800	Canadian Pacific Railway Ltd	750,655
25,300	EnCana Corp	1,227,957
23,800	Goldcorp Inc	673,839
10,400	Husky Energy Inc	269,212
13,400	Nexen Inc	276,412
14,200	Potash Corp of Saskatchewan Inc	921,243
18,600	Research In Motion Ltd *	820,013
16,800	Suncor Energy Inc	388,675
26,700	Talisman Energy Inc	268,037
	Total Canada	8,181,183

	Finland — 0.2%
24,248	Fortum Oyj	487,152

	France — 6.9%
5,313	Air Liquide SA	452,961
11,702	Alstom	626,923
37,732	Arcelor Mittal	908,750
30,291	AXA	575,439
64,926	BNP Paribas	3,596,618
11,559	Casino Guichard-Perrachon SA	707,508
18,392	Cie de Saint-Gobain	739,492
8,252	CNP Assurances	532,300
23,039	Credit Agricole SA	257,356
48,367	France Telecom SA	1,243,811
35,293	GDF Suez	1,415,749
20,401	Peugeot SA	371,017
11,712	Renault SA	258,978
60,800	Sanofi-Aventis	3,359,970
12,445	Societe Generale	533,318
104,547	Total SA	5,490,715
2,696	Vallourec SA	287,719
	Total France	21,358,624

	Germany — 2.6%
37,595	Altana AG	623,105
9,172	BASF AG	292,387
19,792	Bayerische Motoren Werke AG	494,567
7,964	Beiersdorf AG	439,989
9,636	Deutsche Boerse AG	688,032
5,990	E.ON AG	209,437
25,237	Hannover Rueckversicherungs AG (Registered)	577,902

18,167	K&S AG	813,554
3,532	Linde AG	257,621
5,590	MAN AG	253,100
9,797	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,330,869
6,154	Salzgitter AG	424,715
18,430	SAP AG	628,245
7,605	Solarworld AG	135,415
37,885	Suedzucker AG	477,790
17,390	ThyssenKrupp AG	352,495
	Total Germany	7,999,223

	Hong Kong — 1.5%
35,000	Cheung Kong Holdings Ltd	331,929
211,000	CLP Holdings Ltd	1,501,937
55,400	Esprit Holdings Ltd	262,719
91,600	Hang Seng Bank Ltd	1,175,558
163,500	Hong Kong Electric Holdings Ltd	921,870
39,000	Sun Hung Kai Properties Ltd	311,248
	Total Hong Kong	4,505,261

	Ireland — 0.0%
13,242	Bank of Ireland	24,228

	Italy — 1.9%
249,056	ENI SPA	5,650,974
120,146	UniCredit SPA	274,603
	Total Italy	5,925,577

	Japan — 10.4%
34,100	Alps Electric Co Ltd	151,830
23,000	Asahi Breweries	402,595
167,000	Cosmo Oil Co Ltd	414,431
21,800	Daiichi Sankyo Co Ltd	447,068
7,900	Eisai Co Ltd	268,580
17,100	Fast Retailing Co Ltd	1,960,628
167,000	Fuji Heavy Industries Ltd	505,414
114,000	Hitachi Ltd	530,000
103,500	Honda Motor Co Ltd	2,318,020
24,500	Hoya Corp	352,551
54	INPEX Corp	346,062
144,000	Itochu Corp	730,985
19,700	JFE Holdings Inc	479,559
13,000	Kao Corp	372,524
56,000	Kawasaki Kisen Kaisha Ltd	225,651
4,000	Keyence Corp	664,955
20,000	Kirin Holdings Co Ltd	243,648
4,700	Kyocera Corp	293,848
127,000	Marubeni Corp	445,726
139,000	Mazda Motor Corp	240,228
145,000	Mitsubishi Heavy Industries Ltd	591,212
5,000	Nintendo Co Ltd	1,554,764
173,000	Nippon Mining Holdings Inc	511,771
200,000	Nippon Oil Corp	753,487
98	Nippon Telegraph & Telephone Corp	431,648
71,000	Nippon Yusen KK	386,411
321,900	Nissan Motor Co	1,084,919
288,000	Osaka Gas Co Ltd	1,096,757
44,000	Panasonic Corp	534,399
395	Rakuten Inc	216,580

81,000	Ricoh Company Ltd	846,029
89,400	Seven & I Holdings Co Ltd	2,528,812
36,400	Shin-Etsu Chemical Co Ltd	1,392,955
65,400	Showa Shell Sekiyu KK	543,216
287,200	Sojitz Corp	439,254
53,400	SUMCO Corp	518,112
90,300	Sumitomo Corp	796,217
258,000	Sumitomo Metal Industries Ltd	664,481
10,450	T&D Holdings Inc	389,907
181,000	Taisei Corp	358,565
29,000	Taisho Pharmaceutical Co Ltd	521,802
33,000	Takeda Pharmaceutical Co Ltd	1,601,780
17,900	Tokio Marine Holdings Inc	433,309
17,000	Tokyo Electric Power Co Inc (The)	505,966
181,000	Tokyo Gas Co Ltd	817,141
83,000	TonenGeneral Sekiyu KK	800,982
63,200	Toyota Tsusho Kaisha	600,337
	Total Japan	32,315,116

	Netherlands — 1.1%
131,088	Aegon NV	622,416
15,412	Heineken NV	425,097
190,846	ING Groep NV	1,610,181
11,627	Koninklijke DSM NV	269,486
25,490	Koninklijke KPN NV	351,943
	Total Netherlands	3,279,123

	Singapore — 1.5%
276,000	Sembcorp Industries Ltd	405,852
119,200	Singapore Airlines Ltd	824,888
363,000	Singapore Technologies Engineering Ltd	568,302
1,294,600	Singapore Telecommunications	2,192,586
85,000	United Overseas Bank Ltd	746,399
	Total Singapore	4,738,027

	Spain — 0.4%
10,986	Gas Natural SDG SA	304,602
17,764	Repsol YPF SA	342,151
36,416	Telefonica SA	737,764
	Total Spain	1,384,517

	Sweden — 0.2%
34,100	Electrolux AB Series B	290,340
45,900	Svenska Cellulosa AB Class B	372,575
	Total Sweden	662,915

	Switzerland — 2.4%
55,035	ABB Ltd *	713,480
8,900	Alcon Inc	710,131
14,261	Nestle SA (Registered)	516,566
85,157	Novartis AG (Registered)	3,974,272
3,720	Syngenta AG (Registered)	668,827
80,695	UBS AG (Registered) *	1,008,274
	Total Switzerland	7,591,550

	United Kingdom — 9.6%
100,030	AstraZeneca Plc	3,778,728
185,161	Aviva Plc	1,151,655

75,902	BAE Systems Plc	416,306
959,030	Barclays Plc	2,547,804
137,560	BG Group Plc	1,966,813
104,985	BP Plc	852,480
44,079	British American Tobacco Plc	1,156,041
40,896	British Energy Group Plc	472,380
77,221	Compass Group Plc	366,144
257,802	GlaxoSmithKline Plc	4,467,230
848,012	HBOS Plc	1,199,344
136,449	HSBC Holdings Plc	1,491,342
273,711	Kingfisher Plc	505,448
568,243	Lloyds TSB Group Plc	1,469,784
27,699	Next Plc	475,325
465,293	Old Mutual Plc	395,312
78,155	Persimmon Plc	262,603
22,109	Rio Tinto Plc	550,942
1,706,198	Royal Bank of Scotland Group Plc	1,467,457
24,702	Royal Dutch Shell Group Class A (Amsterdam)	658,166
128,687	Royal Dutch Shell Plc A Shares (London)	3,463,095
173,387	Tomkins Plc	293,710
67,378	Wolseley Plc	317,739
	Total United Kingdom	29,725,848

	United States — 54.0%
44,100	3M Co.	2,951,613
61,900	Abbott Laboratories	3,242,941
16,400	Accenture Ltd.-Class A	508,072
6,600	ACE Ltd.	344,850
20,000	Aflac, Inc.	926,000
34,600	Allstate Corp. (The)	880,224
16,300	Altera Corp.	239,773
60,600	Altria Group, Inc.	974,448
13,300	Amphenol Corp.-Class A	308,826
19,000	Anadarko Petroleum Corp.	779,950
16,000	Apache Corp.	1,236,800
8,200	Apple, Inc. *	759,894
9,000	Ashland, Inc.	85,950
7,600	Assurant, Inc.	165,452
56,200	Automatic Data Processing, Inc.	2,307,572
42,400	AutoNation, Inc. *	362,096
6,800	Baker Hughes, Inc.	236,844
141,291	Bank of America Corp.	2,295,979
10,000	Bard (C.R.), Inc.	820,300
27,800	Baxter International, Inc.	1,470,620
17,000	Becton, Dickinson & Co.	1,080,010
37,300	Best Buy Co., Inc.	772,483
3,100	BlackRock, Inc.	389,701
5,900	Boston Properties, Inc. REIT	315,060
10,400	Burlington Northern Santa Fe Corp.	796,744
22,600	Capital One Financial Corp.	777,666
38,700	Centerpoint Energy, Inc.	500,391
3,500	CF Industries Holdings, Inc.	184,205
21,300	CH Robinson Worldwide, Inc.	1,088,004
21,900	Chesapeake Energy Corp.	376,242
26,705	Chevron Corp.	2,109,962
137,900	Citigroup, Inc.	1,143,191
1,600	CME Group, Inc.	339,120
37,300	Coach, Inc. *	667,670
158,900	Coca-Cola Co. (The)	7,447,643

21,200	Cognizant Technology Solutions Corp.-Class A*	407,040
9,000	Colgate-Palmolive Co.	585,630
30,100	Comcast Corp.-Class A	521,934
16,700	Comerica, Inc.	376,585
24,300	Computer Sciences Corp.*	676,998
50,653	ConocoPhillips	2,660,296
28,900	Convergys Corp.*	181,781
8,900	Costco Wholesale Corp.	458,083
12,600	CSX Corp.	469,224
64,100	D.R. Horton, Inc.	440,367
16,100	Devon Energy Corp.	1,164,674
17,300	DirecTV Group (The), Inc.*	380,773
13,500	Dow Chemical Co. (The)	250,425
22,600	DTE Energy Co.	840,494
54,800	Duke Energy Corp.	852,688
30,000	Ecolab, Inc.	1,151,700
69,500	Eli Lilly & Co.	2,373,425
19,500	Emerson Electric Co.	699,855
9,900	EOG Resources, Inc.	841,698
12,200	Equity Residential REIT	371,246
26,600	Expeditors International of Washington, Inc.	889,238
7,800	Express Scripts, Inc.*	448,578
14,700	Exxon Mobil Corp.	1,178,205
7,900	Fastenal Co.	304,229
28,292	Fidelity National Title Group, Inc.-Class A	348,840
18,200	First American Corp.	437,164
5,500	First Solar, Inc.*	686,620
5,700	FirstEnergy Corp.	333,906
16,600	Fiserv, Inc.*	566,724
10,200	Fluor Corp.	464,508
5,300	FMC Technologies, Inc.*	145,591
19,100	Forest Laboratories, Inc.*	461,838
10,100	FPL Group, Inc.	492,476
27,300	Gannett Co., Inc.	237,783
33,600	General Dynamics Corp.	1,736,112
12,400	Genuine Parts Co.	485,460
10,900	Gilead Sciences, Inc.*	488,211
11,000	Google, Inc.-Class A*	3,222,560
27,600	Halliburton Co.	485,760
24,300	Harley-Davidson, Inc.	413,343
27,900	Hartford Financial Services Group (The), Inc.	235,755
13,100	HCP, Inc. REIT	270,777
15,200	Hess Corp.	821,408
23,900	Hewlett-Packard Co.	843,192
51,500	Home Depot, Inc.	1,190,165
39,200	Hudson City Bancorp, Inc.	655,032
36,400	Illinois Tool Works, Inc.	1,241,968
33,300	International Business Machines Corp.	2,717,280
254,100	Johnson & Johnson	14,885,178
40,700	KeyCorp.	381,766
48,500	Kimberly-Clark Corp.	2,802,815
15,235	Kraft Foods, Inc.	414,544
12,200	Leucadia National Corp.	238,510
11,800	Lexmark International, Inc.*	308,924
10,200	Lincare Holdings, Inc.*	244,086
4,800	Lockheed Martin Corp.	370,128
37,700	Lowe’s Cos., Inc.	778,882
12,700	Marathon Oil Corp.	332,486
17,700	Marsh & McLennan Cos., Inc.	451,350
5,900	MasterCard, Inc.-Class A	857,270

38,600	McDonald’s Corp.	2,267,750
30,500	McGraw-Hill Cos. (The), Inc.	762,500
13,800	Medco Health Solutions, Inc.*	579,600
42,500	Medtronic, Inc.	1,297,100
144,800	Merck & Co., Inc.	3,869,056
54,000	Microsoft Corp.	1,091,880
22,800	Monsanto Co.	1,805,760
15,100	Morgan Stanley	222,725
20,100	Mosaic Co. (The)	610,035
8,300	Murphy Oil Corp.	365,615
14,500	Nabors Industries Ltd.*	210,250
9,600	National Oilwell Varco, Inc.*	271,584
35,300	Nike, Inc.-Class B	1,879,725
33,300	NiSource, Inc.	401,265
8,100	Noble Energy, Inc.	423,468
6,600	Norfolk Southern Corp.	326,502
13,500	Nucor Corp.	481,680
600	NVR, Inc.*	260,550
32,700	Occidental Petroleum Corp.	1,770,378
45,025	Old Republic International Corp.	461,957
50,300	Oracle Corp.*	809,327
51,200	Paychex, Inc.	1,446,912
8,100	Peabody Energy Corp.	189,783
14,700	Pepco Holdings, Inc.	264,453
90,100	PepsiCo, Inc.	5,108,670
362,800	Pfizer, Inc.	5,960,804
58,700	Philip Morris International, Inc.	2,474,792
5,900	Pinnacle West Capital Corp.	179,360
6,500	PPG Industries, Inc.	285,480
18,600	Praxair, Inc.	1,098,330
16,800	Progress Energy, Inc.	666,792
6,900	Public Storage	482,241
31,200	Qualcomm, Inc.	1,047,384
68,400	Regions Financial Corp.	696,996
13,600	Rockwell Collins, Inc.	463,488
9,400	Ryder System, Inc.	337,554
17,400	Schlumberger Ltd.	882,876
11,000	Sigma-Aldrich Corp.	474,210
16,500	Southwestern Energy Co.*	567,105
8,700	SPX Corp.	324,684
29,600	Stryker Corp.	1,152,032
13,542	Supervalu, Inc.	161,285
46,800	Sysco Corp.	1,097,460
39,400	TJX Cos. (The), Inc.	899,108
9,900	Torchmark Corp.	357,885
5,000	Transocean, Inc.*	334,400
27,200	Tyco Electronics Ltd.	448,256
13,300	Union Pacific Corp.	665,532
39,400	United Parcel Service, Inc.-Class B	2,269,440
47,300	United Technologies Corp.	2,295,469
35,915	UnitedHealth Group, Inc.	754,574
29,400	Valero Energy Corp.	539,490
10,400	VF Corp.	543,816
8,100	Visa, Inc.-Class A	425,736
5,900	Vornado Realty Trust REIT	315,355
9,500	W.W. Grainger, Inc.	670,415
175,900	Wal-Mart Stores, Inc.	9,829,292
13,100	Weatherford International Ltd.*	167,287
12,900	Wells Fargo & Co.	372,681
27,500	Western Union Co.	364,925

6,400	Whirlpool Corp.	252,032
36,800	Xcel Energy, Inc.	692,208
21,000	Xilinx, Inc.	343,560
22,600	XTO Energy, Inc.	864,224
	Total United States	167,396,957
	TOTAL COMMON STOCKS (COST $461,734,082)	297,678,378

	PREFERRED STOCKS — 0.1%

	Germany — 0.1%
2,851	Volkswagen AG 5.93%	115,869
	TOTAL PREFERRED STOCKS (COST $297,732)	115,869

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.8%

2,500,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	2,500,000
689,881	BNP Paribas Time Deposit, 0.61%, due 12/01/08	689,881
2,500,000	DnB Nor Bank Time Deposit, 0.61%, due 12/01/08	2,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $5,689,881)	5,689,881

	TOTAL INVESTMENTS — 97.9% (Cost $467,721,695)	303,484,128

	Other Assets and Liabilities (net) — 2.1%	6,605,764

	TOTAL NET ASSETS— 100.0%	$310,089,892

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$470,141,024	$1,838,873	$(168,495,769)	$(166,656,896)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
2/20/09	CAD	5,797,743	$4,695,683	$(12,188)
2/20/09	CAD	5,627,221	4,557,574	(45,469)
2/20/09	CAD	5,627,221	4,557,574	(22,243)
2/20/09	CHF	7,692,070	6,368,188	(60,890)
2/20/09	CHF	7,692,070	6,368,188	(53,591)
2/20/09	CHF	7,692,070	6,368,188	(58,205)
2/20/09	CHF	7,692,070	6,368,188	(66,537)
2/20/09	DKK	4,535,854	771,164	4,934
2/20/09	EUR	8,923,144	11,326,057	(23,289)
2/20/09	GBP	4,693,171	7,234,828	(114,772)
2/20/09	JPY	1,229,260,836	12,914,705	751,032
2/20/09	JPY	1,193,106,106	12,534,861	736,531
2/20/09	JPY	1,193,106,106	12,534,861	716,078
2/20/09	NZD	469,710	256,138	193
2/20/09	SEK	25,776,308	3,183,321	(23,286)
2/20/09	SEK	25,776,308	3,183,321	(23,286)
2/20/09	SEK	51,552,616	6,366,643	(70,836)
2/20/09	SGD	5,599,872	3,707,644	31,499
			$113,297,126	$1,665,675
Sales
2/20/09	AUD	2,626,091	$1,712,539	$(1,129)
2/20/09	CAD	4,291,946	3,476,114	108,513
2/20/09	CHF	5,563,417	4,605,897	124,095
2/20/09	EUR	4,486,770	5,695,012	(40,425)
2/20/09	EUR	8,973,540	11,390,025	(80,673)
2/20/09	EUR	4,486,770	5,695,012	(40,717)
2/20/09	GBP	5,270,965	8,125,535	1,052,427
2/20/09	GBP	9,516,587	14,670,437	(408,404)
2/20/09	HKD	27,179,567	3,508,844	(1,396)
2/20/09	JPY	1,142,899,284	12,007,385	(445,429)
2/20/09	JPY	713,522,868	7,496,324	(127,580)
2/20/09	SEK	16,999,749	2,099,434	75,003
			$80,482,558	$214,285

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
42	DAX	December 2008	$6,227,023	$(563,794)
2	OMXS 30	December 2008	15,888	362
150	TOPIX	December 2008	13,084,772	(5,463,723)
			$19,327,683	$(6,027,155)
Sales
84	CAC 40	December 2008	$3,482,172	$(71,404)
19	FTSE 100	December 2008	1,255,028	123,254
7	IBEX 35	December 2008	792,352	(36,954)
1	MSCI Singapore	December 2008	27,662	(852)
84	S&P 500 E-Mini	December 2008	3,760,260	517,608
22	SPI 200	December 2008	1,344,093	403,282
			$10,661,567	$934,934

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*                             Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 36.57% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$190,093,244	$1,581,598
Level 2 – Other Significant Observable Inputs	113,390,884	3,600,305
Level 3 – Significant Unobservable Inputs	—	—
Total	$303,484,128	$5,181,903

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(6,136,727)
Level 2 – Other Significant Observable Inputs	—	(1,720,345)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(7,857,072)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 5.3%

	Corporate Debt — 0.8%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	8,365,528

	U.S. Government — 3.0%
34,936,330	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	32,482,612

	U.S. Government Agency — 1.5%
8,950,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR+ .10%, 3.29%, due 02/01/27	8,667,858
3,250,000	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. LIBOR+ 0.30%, 3.43%, due 12/01/14	3,267,655
660,313	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill+ 0.75%, 1.25%, due 03/30/19	608,153
2,780,000	Agency for International Development Floater (Support of Sri Lanka), Variable Rate, 6 mo. LIBOR+ .20%, 4.22%, due 06/15/12	2,783,628
1,633,336	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 1.89%, due 01/01/12	1,565,473
	Total U.S. Government Agency	16,892,767

	TOTAL DEBT OBLIGATIONS (COST $61,122,230)	57,740,907

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.1%

	Banking — 0.1%
8,000	Home Ownership Funding 2 Preferred 144A, 1.00%	1,270,462
	TOTAL PREFERRED STOCKS (COST $2,060,969)	1,270,462

	MUTUAL FUNDS — 81.1%

	Affiliated Issuers — 81.1%
47,223,590	GMO Short-Duration Collateral Fund	886,386,779
1,483	GMO Special Purpose Holding Fund(c)(d)	1,082
	TOTAL MUTUAL FUNDS (COST $1,129,408,114)	886,387,861

	SHORT-TERM INVESTMENTS — 12.9%

	Money Market Funds — 12.9%
31,720,478	State Street Institutional Liquid Reserves Fund-Institutional Class	31,720,478
109,524,107	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	109,524,107
	TOTAL SHORT-TERM INVESTMENTS (COST $141,244,585)	141,244,585

	TOTAL INVESTMENTS — 99.4% (Cost $1,333,835,898)	1,086,643,815

	Other Assets and Liabilities (net) — 0.6%	6,878,856

	TOTAL NET ASSETS — 100.0%	$1,093,522,671

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,350,321,542	$11,345	$(263,689,072)	$(263,677,727)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$678,684,117	$1,228,030,102	$719,477,333	$110,317,622	♦	$—	$886,386,779
GMO Special Purpose Holding Fund	1,868	—	—	—		3,358	1,082
Totals	$678,685,985	$1,228,030,102	$719,477,333	$110,317,622		$3,358	$886,387,861

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,355	U.S. Long Bond (CBT)	March 2009	$172,741,328	$4,071,520
2,038	U.S. Treasury Note 2 Yr. (CBT)	March 2009	441,863,875	2,933,285
2,120	U.S. Treasury Note 5 Yr. (CBT)	March 2009	247,427,188	1,815,515
1,933	U.S. Treasury Note 10 Yr. (CBT)	March 2009	233,832,594	6,774,802
			$1,095,864,985	$15,595,122

Swap Agreements

Credit Default Swaps

Notional		Expiration		Receive	Annual	Implied Credit	Deliverable	Maximum Potential Amount of Future Payments by the Fund		Market
Amount		Date	Counterparty	(Pay)	Premium	Spread (1)	on Default	Under the Contract (2)		Value
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	9.44%	Health Care Properties	N/A	USD	$3,063,505
291,685,371	USD	12/20/2012	JP Morgan Chase Bank	Receive	0.47%	0.73%	Reference security within CDX index	291,685,371	USD	(2,559,928)
75,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	0.89%	1.63%	Reference security within CDX index	N/A	USD	1,911,947
194,456,914	USD	12/20/2012	JP Morgan Chase Bank	Receive	0.73%	0.73%	Reference security within CDX index	194,456,914	USD	300,770
							Premiums to (Pay) Receive		$—	$2,716,294

(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2008, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.

The Fund indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 32.78% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$1,270,462	$15,595,122
Level 2 – Other Significant Observable Inputs	1,085,375,084	—
Level 3 – Significant Unobservable Inputs	1,082	5,276,222
Total	$1,086,646,628	$20,871,344

*Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	(2,559,928)
Total	$—	$(2,559,928)

**Other financial instruments include swap agreements.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$1,868	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	2,565	—
Realized gain distributions paid	(3,358)	—
Change in unrealized appreciation/depreciation	7	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3 ^	—	2,716,294
Balance as of November 30, 2008	$1,082	$2,716,294

*** Other financial instruments include swap agreements.

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 87.0%

	Argentina — 0.2%
5,060	Cresud SA Sponsored ADR	32,182
32,240	Petrobras Energia Participaciones SA Sponsored ADR	214,396
4,400	Telecom Argentina SA Sponsored ADR *	37,928
2,520	Tenaris SA ADR	52,995
	Total Argentina	337,501

	Brazil — 5.4%
24,700	Banco do Brasil SA	153,340
42,209	Companhia Saneamento Basico Sao Paulo	429,154
48,914	Companhia Siderurgica Nacional SA	549,777
105,900	Companhia Vale do Rio Doce	1,265,678
21,700	EDP-Energias Do Brasil SA	238,343
60,100	Empresa Brasileira de Aeronautica SA	223,342
9,100	Empresa Brasileira de Aeronautica SA Sponsored ADR	141,323
29,300	Gerdau SA	154,549
34,448	Investimentos Itau SA	162,261
53,200	Natura Cosmeticos SA	475,773
115,940	Petroleo Brasileiro SA (Petrobras)	1,195,413
36,820	Petroleo Brasileiro SA (Petrobras) ADR	771,011
43,500	Redecard SA	501,578
13,123	Souza Cruz SA	260,984
18,600	Tele Norte Leste Participacoes SA	298,769
41,520	Uniao de Bancos Brasileiros SA	265,691
9,590	Unibanco-Uniao de Bancos Brasileiros SA GDR	614,623
26,925	Usinas Siderurgicas de Minas Gerais SA	250,144
	Total Brazil	7,951,753

	Chile — 0.7%
1,912	Banco de Chile ADR	55,123
7,990	Banco Santander Chile SA ADR	266,067
4,080	Compania Cervecerias Unidas ADR	115,994
5,170	Embotelladora Andina SA ADR A Shares	55,888
2,730	Embotelladora Andina SA ADR B Shares	36,200
3,280	Empresa Nacional de Electricidad SA Sponsored ADR	114,308
9,920	Enersis SA Sponsored ADR	129,555
18,700	Lan Airlines SA Sponsored ADR	158,950
3,690	Sociedad Quimica y Minera de Chile SA Sponsored ADR	82,988
	Total Chile	1,015,073

	China — 8.8%
448,000	Aluminum Corp of China Ltd	206,872
3,364,000	Bank of China Ltd Class H	1,069,374
102,000	BYD Co Ltd Class H	156,293
360,000	Chaoda Modern Agriculture Holdings Ltd	209,321
2,054,000	China Construction Bank Class H	1,091,098
237,497	China International Marine Containers Co Ltd Class B	128,473
106,500	China Merchants Bank Co Ltd Class H	172,220
44,461	China Merchants Holdings International Co Ltd	85,162
318,664	China Mobile Ltd	2,926,207
3,872	China Mobile Ltd Sponsored ADR	177,454
1,907,083	China Petroleum & Chemical Corp Class H	1,271,873
350,000	China Railway Group Ltd Class H *	232,894
142,000	China Shipping Development Co Ltd Class H	118,891
983,400	China Telecom Corp Ltd Class H	376,036
460,000	CNPC Hong Kong Ltd	145,190
274,000	Cosco Pacific Ltd	203,095

27,200	Focus Media Holding Ltd ADR *	203,184
935,000	Huaneng Power International Inc Class H	630,048
2,544,000	Industrial and Commercial Bank of China Ltd Class H	1,255,712
58,000	Kingboard Chemical Holdings Ltd	86,631
310,000	Nine Dragons Paper Holdings Ltd	57,798
200,000	Parkson Retail Group Ltd	186,202
1,645,553	PetroChina Co Ltd Class H	1,360,797
11,300	Shanda Interactive Entertainment Ltd Sponsored ADR *	242,498
154,400	Shanghai Industrial Holdings Ltd	293,997
10,270	Suntech Power Holdings Co Ltd ADR *	87,706
30,000	Tencent Holdings Ltd	165,008
	Total China	13,140,034

	Czech Republic — 0.5%
2,560	CEZ AS	103,101
2,600	ECM Real Estate Investments AG *	36,684
724	Komercni Banka AS	109,806
12,990	New World Resources NV Class A	53,432
316	Philip Morris CR AS	106,961
9,380	Telefonica 02 Czech Republic AS	205,757
12,420	Unipetrol	71,984
	Total Czech Republic	687,725

	Egypt — 0.9%
9,176	Alexandria Mineral Oils Co	68,926
37,520	Commercial International Bank	196,700
6,010	Egyptian Co for Mobile Services	131,673
430	El Ezz Aldekhela Steel Alexa Co	57,304
31,785	El Ezz Steel Rebars SAE	60,926
4,870	ElSwedy Cables Holding Co *	54,072
5,110	Orascom Construction Industries	115,053
27,520	Orascom Telecom Holding SAE	120,018
45,627	Sidi Kerir Petrochemicals Co	84,247
148,654	Telecom Egypt	399,170
	Total Egypt	1,288,089

	Hungary — 0.6%
93,140	Magyar Telekom Nyrt	274,719
3,930	MOL Magyar Olaj es Gazipari Nyrt	205,869
26,300	OTP Bank Nyrt *	387,897
680	Richter Gedeon Nyrt	90,997
	Total Hungary	959,482

	India — 1.9%
37,570	Canara Bank Ltd	128,677
87,830	Hindalco Industries Ltd	93,926
52,050	Hindalco Industries Ltd GDR 144A (Registered Shares) (Luxembourg Exchange)	52,425
69,500	Hindustan Unilever Ltd	330,093
27,300	ICICI Bank Ltd	195,120
46,030	Infosys Technologies Ltd	1,158,326
2,824	Jindal Steel & Power Ltd	41,106
44,418	Satyam Computer Services Ltd	217,418
130,630	Steel Authority of India Ltd	175,871
21,700	Tata Consultancy Services Ltd	244,775
40,500	Tata Motors Ltd	112,214
	Total India	2,749,951

	Indonesia — 0.5%
2,907,751	Bakrie & Brothers Tbk PT *	14,267

350,000	Bank Central Asia Tbk PT	78,916
1,667,000	Bank Negara Indonesia (Persero) Tbk PT	78,176
3,769,000	Bumi Resources Tbk PT	316,564
1,235,000	Indah Kiat Pulp and Paper Corp Tbk PT *	82,713
295,000	International Nickel Indonesia Tbk PT	48,710
113,500	Tambang Batubara Bukit Asam Tbk PT	65,773
247,500	Telekomunikasi Indonesia Tbk PT	119,499
	Total Indonesia	804,618

	Israel — 1.9%
270,200	Bank Hapoalim BM	528,226
285,800	Bank Leumi Le	621,054
50,370	Israel Chemicals Ltd	295,395
400	Teva Pharmaceutical Industries Ltd	17,187
30,960	Teva Pharmaceutical Industries Ltd Sponsored ADR	1,335,924
	Total Israel	2,797,786

	Malaysia — 3.0%
29,700	British American Tobacco Malaysia Berhad	367,139
47,800	Digi.com Berhad	273,316
293,200	Genting Berhad	331,271
285,200	IOI Corp Berhad	256,448
1,086,350	KNM Group Berhad	161,266
43,400	MISC Berhad	103,201
257,300	MISC Berhad (Foreign Registered)	596,196
142,000	PPB Group Berhad	335,772
115,700	Public Bank Berhad	271,987
945,700	Resorts World Berhad	611,971
591,800	RHB Capital Berhad	616,233
87,509	Tanjong Plc	302,551
234,400	TM International Bhd *	245,339
	Total Malaysia	4,472,690

	Mexico — 2.1%
55,700	Alfa SA de CV Class A	101,650
37,380	America Movil SAB de CV Class L ADR	1,121,400
792,729	Cemex SA de CV CPO *	563,325
12,120	Fomento Economico Mexicano Sponsored ADR	333,421
398,257	Grupo Mexico SA Class B	249,189
27,270	Telefonos de Mexico SA de CV Class L Sponsored ADR	473,407
86,500	Wal-Mart de Mexico SA de CV Class V	235,177
	Total Mexico	3,077,569

	Morocco — 0.4%
220	Compagnie Generale Immobiliere	55,624
26,250	Maroc Telecom	515,982
214	ONA SA	33,408
	Total Morocco	605,014

	Pakistan — 0.7%
66,487	Arif Habib Securities Ltd (a)	31,568
388,940	Hub Power Co Ltd (a)	56,856
63,300	MCB Bank Ltd (a)	101,938
136,200	National Bank of Pakistan (a)	85,459
505,830	Oil & Gas Development Co Ltd (a)	334,120
53,380	Pakistan Oilfields Ltd (a)	87,675
127,534	Pakistan Petroleum Ltd (a)	180,399
67,740	Pakistan State Oil Co Ltd (a)	127,931

198,630	United Bank Ltd (a)	91,439
	Total Pakistan	1,097,385

	Peru — 0.0%
1,942	Compania Minera Milpo SA	3,699
905	Sociedad Minera Cerro Verde SA	8,598
1,750	Southern Copper Corp	24,080
41,993	Volcan Compania Minera SA Class B	19,522
	Total Peru	55,899

	Philippines — 1.0%
41,112	Ayala Corp	163,444
1,139,144	Ayala Land Inc	145,552
268,200	Bank of the Philippine Islands	232,474
20,880	Philippine Long Distance Telephone Co	989,203
	Total Philippines	1,530,673

	Poland — 1.3%
6,100	Bank Handlowy W Warszawie SA	93,520
17,620	KGHM Polska Miedz SA	173,228
55,380	Polski Koncern Naftowy Orlen SA	488,127
57,310	Powszechna Kasa Oszczednosci Bank Polski SA	621,693
85,260	Telekomunikacja Polska SA	561,931
	Total Poland	1,938,499

	Russia — 6.9%
39,320	Aeroflot - Russian Airlines	70,539
58,770	Cherepovets MK Severstal GDR (Registered Shares)	179,248
23,000	Gazprom Neft Sponsored ADR	230,000
66,940	KamAZ *	69,526
55,680	Lukoil Sponsored ADR	1,770,624
16,270	Mobile Telesystems Sponsored ADR	482,243
4,500	NovaTek OAO Sponsored GDR (Registered Shares)	96,750
256,544	OAO Gazprom Sponsored GDR	4,438,211
297,600	OAO Rosneft Oil Co GDR	1,181,472
7,150	OAO Tatneft Sponsored GDR (Registered Shares)	243,100
1,043,650	Sberbank RF	872,283
60,800	Surgutneftegaz Sponsored ADR	388,512
22,840	Vimpel-Communications Sponsored ADR	216,980
	Total Russia	10,239,488

	South Africa — 7.3%
68,052	Absa Group Ltd	697,407
30,567	ArcelorMittal South Africa Ltd	262,442
70,367	Aveng Ltd	202,922
53,679	Bidvest Group Ltd	504,699
9,261	British American Tobacco Plc *	230,956
594,500	FirstRand Ltd	970,061
63,000	Foschini Ltd	268,086
22,200	Harmony Gold Mining Co Ltd *	189,161
42,900	Imperial Holdings Ltd	213,443
61,600	Investec Ltd	263,362
53,200	JD Group Ltd	159,971
27,800	Massmart Holdings Ltd	220,681
154,400	MTN Group Ltd	1,601,080
46,500	Murray & Roberts Holdings Ltd	226,001
39,800	Naspers Ltd Class N	608,588
14,528	Reinet Investments SCA *	13,163
40,307	Remgro Ltd	293,933

36,600	Reunert Ltd	166,130
175,400	RMB Holdings Ltd	465,096
377,600	Sanlam Ltd	617,329
5,700	Sasol Ltd	162,214
92,468	Standard Bank Group Ltd	793,576
289,600	Steinhoff International Holdings Ltd	306,224
43,500	Telkom South Africa Ltd	438,144
50,324	Tiger Brands Ltd	680,805
83,400	Truworths International Ltd	261,746
	Total South Africa	10,817,220

	South Korea — 17.9%
29,640	Daegu Bank	140,816
13,766	Daelim Industrial Co Ltd	311,672
25,746	Daewoo Engineering & Construction Co Ltd	144,341
2,070	DC Chemical Co Ltd	282,919
22,910	Dongkuk Steel Mill Co Ltd	360,676
7,120	GS Engineering & Construction Corp	240,833
46,190	Hana Financial Group Inc	551,855
13,581	Hanjin Heavy Industries & Construction Holdings Co Ltd *	106,073
16,200	Hanjin Shipping	175,044
9,836	Hanwha Corp	123,997
6,648	Honam Petrochemical Corp	200,955
13,450	Hyundai Development Co	278,958
11,729	Hyundai Engineering & Construction	401,789
3,480	Hyundai Heavy Industries Co Ltd	366,088
5,875	Hyundai Mipo Dockyard	512,018
32,320	Hyundai Mobis	1,364,189
35,780	Hyundai Motor Co	1,013,300
9,570	Hyundai Steel Co	215,911
12,950	Hyunjin Materials Co Ltd	167,181
71,280	KB Financial Group Inc *	1,465,389
800	KB Financial Group Inc ADR *	16,312
1,120	KCC Corp	196,013
61,280	Kia Motors Corp *	293,218
62,410	Korea Exchange Bank	307,131
3,800	Korea Line Corp	148,767
3,910	Korea Zinc Co Ltd	185,071
20,860	KT Corp	469,296
34,000	KT Corp Sponsored ADR	385,560
47,893	KT&G Corp	2,651,097
10,720	LG Chem Ltd	508,800
24,020	LG Corp	680,691
16,510	LG Display Co Ltd	225,952
18,920	LG International Corp	174,268
62,150	LG Telecom Ltd	458,913
1,089	NHN Corp *	91,407
3,760	POSCO	843,414
34,410	Pusan Bank	142,166
11,140	S-Oil Corp	500,776
11,728	Samsung Electronics Co Ltd	3,884,393
5,880	Samsung Fire & Marine Insurance Co Ltd	775,474
12,576	Samsung SDI Co Ltd *	509,560
9,090	Samsung Techwin Co Ltd	184,283
54,915	Shinhan Financial Group Co Ltd	1,150,086
5,075	SK Energy Co Ltd	235,471
24,267	SK Holdings Co Ltd	1,427,892
35,000	SK Networks Co Ltd *	208,405
2,266	SK Telecom Co Ltd	335,509
54,740	SK Telecom Co Ltd ADR	887,335

60,121	Woori Finance Holdings Co Ltd	292,546
	Total South Korea	26,593,810

	Taiwan — 13.0%
294,000	Acer Inc	375,327
485,000	Asia Cement Corp	393,528
626,733	Asustek Computer Inc	718,590
189,500	Catcher Technology Co Ltd	327,376
1,871,339	China Development Financial Holding Corp	375,308
1,184,755	Chunghwa Telecom Co Ltd	1,871,432
8,760	Chunghwa Telecom Co Ltd ADR	137,006
478,557	Compal Electronics Inc	249,135
253,000	Delta Electronics Inc	493,065
546,779	Far Eastern Textile Co Ltd	372,447
977,983	First Financial Holding Co Ltd	450,373
320,039	Formosa Chemicals & Fibre Co	451,240
348,178	Formosa Plastics Corp	511,157
1,075,000	Fubon Financial Holding Co Ltd	649,033
100,940	High Tech Computer Corp	1,004,978
232,990	Hon Hai Precision Industry Co Ltd	453,599
24,000	Largan Precision Co Ltd	150,245
561,845	Lite-On Technology Corp	400,427
173,097	MediaTek Inc	1,161,494
749,000	Mega Financial Holdings Co Ltd	230,678
436,000	Mitac International Corp	152,407
67,340	Motech Industries Inc	131,658
444,417	Nan Ya Plastics Corp	512,893
210,198	Novatek Microelectronics Corp Ltd	181,250
610,000	Pou Chen Corp	280,810
224,000	Powertech Technology Inc	320,774
2,050,000	ProMOS Technologies Inc *	82,101
712,431	Quanta Computer Inc	772,916
68,200	Richtek Technology Corp	261,801
532,664	Siliconware Precision Industries Co	436,985
799,213	Taiwan Cement Corp	596,340
677,950	Taiwan Cooperative Bank	311,031
362,787	Taiwan Mobile Co Ltd	539,949
2,627,330	Taiwan Semiconductor Manufacturing Co Ltd	3,277,521
87	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	622
264,000	U-Ming Marine Transport Corp	291,425
1,196,000	Yuanta Financial Holding Co Ltd	458,733
	Total Taiwan	19,385,654

	Thailand — 4.7%
396,690	Advanced Info Service Pcl (Foreign Registered)	864,488
208,250	Bangkok Bank Pcl NVDR	388,183
340,300	Bangkok Dusit Medical Service Pcl (Foreign Registered)	151,231
1,077,570	Bank of Ayudhya Pcl (Foreign Registered) (a)	294,312
17,940	Bank of Ayudhya Pcl NVDR	4,874
50,000	Banpu Pcl (Foreign Registered) (a)	267,059
12,000	Banpu Pcl NVDR	64,094
1,100,640	BEC World Pcl (Foreign Registered)	548,281
3,854,950	IRPC Pcl (Foreign Registered)	204,974
1,934,670	Italian Thai Development Pcl (Foreign Registered)	99,646
476,010	Kasikornbank Pcl (Foreign Registered) (a)	574,978
1,361,000	Krung Thai Bank Pcl (Foreign Registered)	127,635
464,000	PTT Aromatics & Refining Pcl (Foreign Registered)	102,032
129,000	PTT Chemical Pcl (Foreign Registered)	112,186
210,200	PTT Exploration & Production Pcl (Foreign Registered)	560,734
304,722	PTT Pcl (Foreign Registered)	1,274,749

58,859	Siam Cement Pcl (Foreign Registered) (a)	150,040
47,180	Siam Cement Pcl NVDR	120,268
711,000	Siam City Bank PCL (Foreign Registered) *	134,870
531,000	Siam Commercial Bank Pcl (Foreign Registered)	725,995
282,770	Thai Oil Pcl (Foreign Registered)	153,216
308,970	Thoresen Thai Agencies Pcl (Foreign Registered)	113,345
	Total Thailand	7,037,190

	Turkey — 7.3%
348,538	Akbank TAS	967,723
22,940	Anadolu Efes Biracilik ve Malt Sanayii AS	181,751
583,900	Dogan Sirketler Grubu Holdings AS *	431,406
47,116	Enka Insaat ve Sanayi AS	132,989
218,920	Eregli Demir ve Celik Fabrikalari TAS	528,265
222,070	Haci Omer Sabanci Holding AS	445,305
386,642	KOC Holding AS *	632,430
49,784	Tupras-Turkiye Petrol Rafineriler AS	479,331
85,330	Turk Hava Yollari Anonim Ortakligi *	292,240
235,400	Turk Sise ve Cam Fabrikalari AS *	163,952
215,580	Turk Telekomunikasyon AS *	472,110
375,207	Turkcell Iletisim Hizmet AS	2,135,055
902,550	Turkiye Garanti Bankasi *	1,327,667
227,300	Turkiye Halk Bankasi AS	604,505
584,600	Turkiye IS Bankasi Class C	1,512,218
245,375	Turkiye Sinai Kalkinma Bankasi AS *	132,845
460,740	Turkiye Vakiflar Bankasi TAO Class D	356,801
	Total Turkey	10,796,593
	TOTAL COMMON STOCKS (COST $228,480,843)	129,379,696

	PREFERRED STOCKS — 12.5%

	Brazil — 11.5%
157,700	Aracruz SA Class B (Registered) 10.53%	131,448
113,912	Banco Bradesco SA 0.64%	1,218,022
190,825	Banco Itau Holding Financeira SA 0.54%	2,206,941
46,800	Brasil Telecom Participacoes SA 4.64%	375,871
14,300	Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.64%	235,845
6,400	Companhia de Bebidas das Americas 3.90%	272,871
7,400	Companhia de Transmissao de Energia Eletrica Paulista 0.81%	153,882
74,993	Companhia Energetica de Minas Gerais 2.44%	1,188,324
36,900	Companhia Paranaense de Energia Class B 0.95%	438,612
201,956	Companhia Vale do Rio Doce Class A 1.13%	2,148,925
23,400	Duratex SA 2.90%	148,215
30,400	Eletropaulo Metropolitana SA 8.62%	347,757
78,400	Gerdau Metalurgica SA 5.10%	694,332
140,208	Gerdau SA 4.95%	885,639
374,627	Itausa-Investimentos Itau SA 0.68%	1,341,758
34,800	Net Servicos de Comunicacoa SA *	207,581
267,724	Petroleo Brasileiro SA (Petrobras) 0.13%	2,331,522
28,300	Petroleo Brasileiro SA Sponsored ADR 0.13%	503,174
147,200	Sadia SA 1.17%	210,884
12,230	Tele Norte Leste Participacoes ADR 0.63%	179,536
70,300	Tele Norte Leste Participacoes SA 0.63%	1,022,706
14,700	Telecomunicacoes de Sao Paulo SA 9.99%	283,987
7,900	Telemar Norte Leste SA Class A 2.49%	199,571
37,000	Usinas Siderrurgicas de Minas Gerais SA Class A 1.32%	375,389
	Total Brazil	17,102,792

	Russia — 0.2%
860	Transneft 4.38%	221,004

	South Korea — 0.8%
14,510	Hyundai Motor Co 8.06%	141,327
6,140	Hyundai Motor Co 8.17%	53,911
4,312	Samsung Electronics Co Ltd (Non Voting) 2.78%	982,553
	Total South Korea	1,177,791
	TOTAL PREFERRED STOCKS (COST $26,171,114)	18,501,587

	INVESTMENT FUNDS — 1.9%

	United States — 1.9%
124,977	iShares MSCI Emerging Markets Index Fund (b)	2,869,472
	TOTAL INVESTMENT FUNDS (COST $2,739,536)	2,869,472

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%

1,464,206	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	1,464,206
	TOTAL SHORT-TERM INVESTMENTS (COST $1,464,206)	1,464,206

	TOTAL INVESTMENTS — 102.4% (Cost $258,855,699)	152,214,961

	Other Assets and Liabilities (net) — (2.4)%	(3,555,477)

	TOTAL NET ASSETS— 100.0%	$148,659,484

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$267,772,762	$2,542,437	$(118,100,238)	$(115,557,801)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
1/29/09	HUF	4,108,000	$19,958	$(42)
Sales
1/29/09	HUF	170,916,300	$830,373	$(65,372)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)

Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 68.40% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$49,431,417	$629,256
Level 2 – Other Significant Observable Inputs	100,399,770	—
Level 3 – Significant Unobservable Inputs	2,383,774	—
Total	$152,214,961	$629,256

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(65,414)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(65,414)

**Other financial instruments include forward currency contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$2,135,349	$—
Realized gain (loss)	(159,552)	—
Change in unrealized appreciation/depreciation	(3,829,201)	—
Net purchases (sales)	3,801,120	—
Net transfers in and/or out of Level 3	436,058	—
Balance as of November 30, 2008	$2,383,774	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Currency Abbreviations:

HUF - Hungarian Forint

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 79.9%

		Argentina — 7.0%

		Foreign Government Obligations
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 3.00%, due 05/15/35	1,994,620
USD	10,000,000	Republic of Argentina, 8.88%, due 03/01/29(a)	1,300,000
USD	7,211,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03(a)	937,430
USD	46,000,000	Republic of Argentina, Series F, due 10/15/04(a)	5,980,000
EUR	284,000,000	Republic of Argentina, Step Up, 1.20%, due 12/31/38	54,104,101
USD	409,557	Republic of Argentina, 8.28%, due 12/31/33	116,315
EUR	7,192,702	Republic of Argentina, 7.82%, due 12/31/33	2,101,070
USD	17,000,000	Republic of Argentina, Step Up, 1.33%, due 12/31/38	2,669,000
USD	22,806,018	Republic of Argentina, 8.28%, due 12/31/33	6,476,909
USD	3,540,000	Republic of Argentina, 8.88%, due 03/01/29(a)	345,150
USD	2,587,924	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31(a)	336,430
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, Variable Rate, 6 mo. DEM LIBOR+ .81%, 3.00%, due 03/31/23(a)	1,119,182
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, Variable Rate, 6 mo. LIBOR+ .81%, 5.44%, due 03/31/23(a)	14,400,000
EUR	214,800,000	Republic of Argentina GDP Linked, Variable Rate, 1.99%, due 12/15/35(b)	9,411,827
USD	71,474	Republic of Argentina GDP Linked, Variable Rate, 2.28%, due 12/15/35(b)	3,359
ARS	28,000,000	Republic of Argentina GDP Linked, Variable Rate, 2.46%, due 12/15/35(b)(c)	464,679
USD	3,235,359	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18(a)	315,448
USD	43,132,075	Republic of Argentina Global Bond, Series 2031, 12.00%, due 06/19/31(a)	4,205,377
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08(a)	572,316
USD	24,819,166	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18(a)	3,226,492
DEM	5,000,000	Republic of Argentina Global Bond, 9.00%, due 11/19/08(a)(c)	292,215
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19(a)	2,588,137
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20(a)	675,772
USD	8,000,000	Republic of Argentina Global Bond, Series BT04, 9.75%, due 09/19/27(a)	780,000
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/19/08(a)	19,327
ARS	28,000,000	Republic of Argentina Global Bond, Step Up, 0.63%, due 12/31/38(c)	1,004,711
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg S, Variable Rate, 3 mo. LIBOR+ .58%, 0.00%, due 04/06/04(a)	4,080,700
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23(a)	6,750,000
USD	1,815,200	Republic of Argentina Pro 4, 2.00%, due 12/28/10(a)	158,467
EUR	121,976	Republic of Argentina, PIK, 1.00%, due 12/31/33	35,631
		Total Argentina	126,464,665

		Aruba — 1.7%

		Foreign Government Obligations
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	4,932,750
USD	17,500,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	17,500,000
USD	3,500,000	Government of Aruba, 6.71%, due 10/15/13	3,552,500
USD	3,752,000	Government of Aruba, 6.80%, due 04/02/14	3,752,821
		Total Aruba	29,738,071

		Belize — 0.1%

		Foreign Government Obligations
USD	4,023,400	Government of Belize, Reg S, Step Up, 4.25%, due 02/20/29	2,011,700

		Bosnia & Herzegovina — 0.4%

		Foreign Government Obligations
DEM	22,719,600	Bosnia & Herzegovina, Series A, Variable Rate, 6 mo. DEM LIBOR+ .81%, 5.93%, due 12/11/17	7,524,200

		Brazil — 2.5%

		Foreign Government Obligations
USD	329,548	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	329,548
USD	8,416,666	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	8,416,666
USD	12,500,000	Republic of Brazil, 8.00%, due 01/15/18	12,906,250
USD	22,000,000	Republic of Brazil, 8.25%, due 01/20/34(d)	22,990,000
		Total Brazil	44,642,464

		Colombia — 0.7%

		Foreign Government Obligations
USD	8,000,000	Republic of Columbia, 8.70%, due 02/15/16	7,900,000
USD	3,800,000	Republic of Columbia, 11.85%, due 03/09/28	4,959,000
		Total Colombia	12,859,000

		Congo Republic (Brazzaville) — 1.4%

		Foreign Government Obligations
USD	109,865,600	Republic of Congo, Step Up, 2.50%, due 06/30/29	25,269,088
USD	1,425,000	Republic of Congo, Step Up, 2.50%, due 06/30/29	327,750
		Total Congo Republic (Brazzaville)	25,596,838

		Costa Rica — 0.2%

		Foreign Government Obligations
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	3,914,050

		Dominican Republic — 2.3%

		Asset-Backed Securities — 0.4%
USD	15,250,310	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	6,367,004

		Foreign Government Obligations — 1.9%
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	4,320,000
USD	196,439	Dominican Republic Bond, Series RG, Variable Rate, 6 mo. LIBOR+ .81%, 3.94%, due 08/31/09	194,966
USD	2,206,784	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR+ .81%, 3.94%, due 08/31/09	2,140,580
USD	42,557,000	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR+ .81%, 3.38%, due 08/30/24	28,087,620
			34,743,166
		Total Dominican Republic	41,110,170

		Ecuador — 0.2%

		Foreign Government Obligations
USD	2,233,332	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, Variable Rate, 6 mo. LIBOR+ .81%, 3.94%, due 02/27/15(c)	509,200
USD	8,587,000	Republic of Ecuador, Step Up, 10.00%, due 08/15/30	2,447,295
		Total Ecuador	2,956,495

		Egypt — 0.1%

		Corporate Debt
USD	1,466,750	Petroleum Export, 144A, 5.27%, due 06/15/11	1,173,400

		El Salvador — 0.9%

		Foreign Government Obligations
USD	29,700,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	16,929,000

		Gabon — 0.3%

		Foreign Government Obligations
USD	9,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	5,400,000

		Grenada — 0.2%

		Foreign Government Obligations
USD	6,000,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	3,240,000

		Indonesia — 0.8%

		Foreign Government Agency
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	14,880,000

		Iraq — 0.4%

		Foreign Government Obligations
USD	16,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	6,880,000

		Israel — 0.7%

		Foreign Government Agency
USD	13,000,000	Israel Electric Corp. Ltd., 144A, 7.25%, due 01/15/19	13,170,943

		Ivory Coast — 1.4%

		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FRF, Variable Rate, Step Up, 4.00%, due 03/31/28(a)	2,323,414
USD	69,850,000	Ivory Coast FLIRB, Variable Rate, Step Up, 4.00%, due 03/31/18(a)	9,779,000
FRF	85,905,000	Ivory Coast FLIRB, Series FRF, Variable Rate, Step Up, 4.00%, due 03/30/18(a)	6,154,112
FRF	256,889,500	Ivory Coast PDI, Series FRF, Variable Rate, Step Up, 2.90%, due 03/31/18(a)	6,963,371
		Total Ivory Coast	25,219,897

		Jamaica — 0.4%

		Foreign Government Agency — 0.3%
USD	7,000,000	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	5,180,000

		Foreign Government Obligations — 0.1%
USD	2,500,000	Government of Jamaica, 8.00%, due 03/15/39	1,500,000
		Total Jamaica	6,680,000

		Malaysia — 1.4%

		Asset Backed Securities
MYR	45,000,000	Transshipment Megahub Berhad, Series C, 5.45%, due 11/03/09	12,040,155
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	12,625,914
		Total Malaysia	24,666,069

		Mexico — 5.9%

		Foreign Government Agency — 3.4%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	10,544,026
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	31,048,896
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	19,951,459
			61,544,381

		Foreign Government Obligations — 2.5%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	39,744,720

USD	8,000,000	United Mexican States, 6.05%, due 01/11/40(d)	6,290,400
			46,035,120
		Total Mexico	107,579,501

		Nicaragua — 0.4%

		Foreign Government Obligations
USD	7,389,593	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	6,502,842

		Pakistan — 0.4%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	8,000,000

		Peru — 3.0%

		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, 0.00%, due 06/02/25	2,739,440
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,000,000
USD	4,625,077	Peru Trust, Series 97-I-P, Class A3, due 12/31/15	3,898,940
USD	1,640,372	Peru Trust II, Series 98-A LB, 0.00%, due 02/28/16	1,260,544
USD	1,539,783	Racers, Series 1998 I-P, due 03/10/16	1,298,037
EUR	22,160,000	Republic of Peru Global Bond, 7.50%, due 10/14/14	25,118,781
		Total Peru	54,315,742

		Philippines — 5.7%

		Foreign Government Agency
USD	59,501,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	47,155,588
USD	6,000,000	National Power Corp., 9.88%, due 03/16/10	6,181,875
USD	31,600,000	National Power Corp., 9.63%, due 05/15/28	25,280,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	6,970,000
USD	6,843,000	Republic of Philippines, 8.38%, due 02/15/11	6,911,430
EUR	8,000,000	Republic of Philippines, 9.13%, due 02/22/10	10,160,394
		Total Philippines	102,659,287

		Poland — 0.9%

		Foreign Government Obligations
USD	10,000,000	Delphes Co. No. 2 Ltd., EMTN, Reg S, 7.75%, due 05/05/09	10,202,110
USD	6,000,000	Poland Government International Bond, 6.25%, due 07/03/12	6,105,000
		Total Poland	16,307,110

		Russia — 8.4%

		Corporate Debt — 7.3%
EUR	38,000,000	Gaz Capital (Gazprom), EMTN, Reg S, 5.88%, due 06/01/15	29,922,362
EUR	21,000,000	Gaz Capital (Gazprom), Reg S, 5.44%, due 11/02/17	14,669,070
EUR	40,000,000	Gaz Capital (Gazprom), EMTN, 5.36%, due 10/31/14	30,989,203
USD	13,685,147	Gazprom International SA, Reg S, 7.20%, due 02/01/20	10,127,009
USD	26,791,935	Gazstream SA, Reg S, 5.63%, due 07/22/13	22,237,306
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	5,638,400
USD	14,900,000	Transcapital Ltd. (Transneft), 144A, 8.70%, due 08/07/18	8,791,000
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	9,310,000
			131,684,350

		Foreign Government Agency — 1.1%
USD	31,500,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	16,663,500

USD	7,300,000	RSHB Capital SA, 144A, 7.75%, due 05/29/18	4,161,000
			20,824,500
		Total Russia	152,508,850

		Serbia — 0.5%

		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 3.75%, due 11/01/24	9,278,936

		South Africa — 0.1%

		Foreign Government Agency — 0.0%
ZAR	163,000,000	Eskom Holdings Ltd., due 12/31/32	962,125

		Foreign Government Obligations — 0.1%
USD	2,000,000	Republic of South Africa, 5.88%, due 05/30/22	1,480,000
		Total South Africa	2,442,125

		South Korea — 0.2%

		Foreign Government Agency
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	3,610,300

		Sri Lanka — 0.6%

		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	10,450,000

		Tunisia — 0.2%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	3,838,870

		Turkey — 1.0%

		Foreign Government Obligations
USD	25,000,000	Republic of Turkey, 6.88%, due 03/17/36	17,750,000

		Ukraine — 4.9%

		Foreign Government Agency — 0.6%
USD	9,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	3,600,000
USD	10,000,000	Dresdner Kleinwort Wasserstein for CJSC, the EXIM of Ukraine, 7.75%, due 09/23/09	7,000,000
			10,600,000

		Foreign Government Obligations — 4.3%
USD	18,000,000	City of Kyiv, Reg S, 8.25%, due 11/26/12	8,280,000
CHF	100,000,000	Ukraine Government, 3.50%, due 09/15/18	69,942,744
			78,222,744
		Total Ukraine	88,822,744

		United States — 14.3%

		Asset-Backed Securities — 11.0%
USD	4,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .48%, 1.90%, due 05/15/24	1,600,000
USD	26,000,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR+ .51%, 1.93%, due 04/16/12	22,684,480
USD	51,040,000	Capital One Auto Finance Trust, Series 06-C, Class A4, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 05/15/13	38,751,610
USD	45,000,000	Chase Issuance Trust, Series 06-A5, Class A, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 11/15/13	38,724,371

USD	237,807	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .34%, 1.74%, due 10/25/34	116,526
USD	1,070,431	CHYPS CBO Ltd., Series 97-1A, Class A2A, 144A, 6.72%, due 01/15/10	107,043
USD	25,000,000	Citibank Credit Card Issuance Trust, Series 06-A8, Class A8, Variable Rate, 3mo. LIBOR+ .04%, 4.79%, due 12/17/18	16,000,150
USD	740,579	Citigroup Mortgage Loan Trust, Series 05-HE3, Class A2C, Variable Rate, 1 mo. LIBOR+ .26%, 1.66%, due 09/25/35	606,460
USD	1,679,750	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .44%, 1.84%, due 10/25/30	568,495
USD	14,978,988	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, Variable Rate, 1 mo. LIBOR+ .20%, 1.62%, due 05/15/36	5,242,646
USD	20,131,763	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR+ .24%, 1.66%, due 12/15/35	7,046,117
USD	27,112,506	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR+ .24%, 1.66%, due 12/15/35	8,133,752
USD	6,359,563	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, Variable Rate, 1 mo. LIBOR+ .35%, 1.75%, due 11/25/35	4,133,716
USD	23,923,981	Greenpoint Morgage Funding Trust, Series 07-HE1, Class A1, XL, Variable Rate, 1 mo. LIBOR+ .15%, 1.63%, due 12/13/32	4,980,973
USD	6,615,879	GSAMP Trust, Series 05-HE6, Class A2B, Variable Rate, 1 mo. LIBOR+ .19%, 1.59%, due 11/25/35	5,292,703
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, Variable Rate, 1 mo. LIBOR+ .23%, 1.63%, due 05/25/37	2,432,750
USD	10,000,000	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 08/25/36	6,983,000
USD	1,309,969	Master Asset-Backed Securities Trust, Series 06-FRE1, Class A2, Variable Rate, 1 mo. LIBOR+ .12%, 1.52%, due 12/25/35	1,275,378
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 10/25/36	3,932,500
USD	13,000,000	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, Variable Rate, 1 mo. LIBOR+ .17%, 1.57%, due 03/25/36	5,850,000
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR+ .45%, 3.65%, due 12/20/09	6,530,000
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 11/25/36	6,750,000
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR+ .22%, 1.62%, due 11/25/36	5,383,840
USD	12,868,000	Option One Mortgage Loan Turst, Series 06-3, Class 2A4, Variable Rate, 1 mo. LIBOR+ .22%, 1.62%, due 02/25/37	3,392,005
USD	2,118	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .43%, 1.83%, due 12/25/33	2,055
USD	196,469	SHYPPCO Finance Co., LLC, Series 1I, Class A2B, 6.64%, due 06/15/10	190,575
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR+ .36%, 1.76%, due 04/25/37	1,760,000
			198,471,145

		U.S. Government — 3.3%
USD	65,255,240	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(b)(e)	60,672,103
		Total United States	259,143,248

		Uruguay — 4.5%

		Foreign Government Obligations
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	1,905,074
USD	59,151,571	Republic of Uruguay, 7.63%, due 03/21/36	41,997,615
USD	21,745,700	Republic of Uruguay, PIK, 7.88%, due 01/15/33	15,874,361
JPY	1,318,400,000	Republica Orient Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11	13,072,045
USD	400,000	Republica Orient Uruguay, 7.25%, due 05/04/14	400,440

EUR	10,000,000	Republica Orient Uruguay, 6.88%, due 01/19/16	8,890,345
		Total Uruguay	82,139,880

		Venezuela — 4.8%

		Foreign Government Agency — 0.3%
USD	16,000,000	Petroleos De Venezuela, 5.38%, due 04/12/27	5,440,000

		Foreign Government Obligations — 4.5%
EUR	7,400,000	Republic of Venezuela, 11.13%, due 07/25/11	8,294,057
EUR	10,000,000	Republic of Venezuela, 7.00%, due 03/16/15	6,794,764
USD	23,000,000	Republic of Venezuela, 7.00%, due 03/31/38	9,315,000
USD	69,500,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	34,402,500
USD	22,000,000	Republic of Venezuela, Reg S, 9.25%, due 05/07/28	10,890,000
USD	717,391	Republic of Venezuela DCB IL, Variable Rate, 6 mo. LIBOR+ .88%, 4.25%, due 12/18/08	699,456
USD	262,360	Republic of Venezuela Restructured Debt, 0.00%, due 04/15/20	6,427,820
USD	8,000,000	Venezuela Government International Bond, 7.65%, due 04/21/25	3,640,000
USD	3,000,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	1,260,000
			81,723,597
		Total Venezuela	87,163,597

		Vietnam — 1.0%

		Foreign Government Obligations
USD	3,913,044	Socialist Republic of Vietnam, Series 18 Yr., Variable Rate, 6 mo. LIBOR+ .81%, 3.94%, due 03/12/16	2,973,913
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	12,837,500
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., Variable Rate, 6 mo. LIBOR+ .81%, 3.94%, due 03/13/28	2,960,000
		Total Vietnam	18,771,413

		TOTAL DEBT OBLIGATIONS (COST $2,257,086,026)	1,446,341,407

		LOAN ASSIGNMENTS — 2.0%

		Indonesia — 1.0%
EUR	3,262,131	Repbulic of Indonesia, Indonesia Paris Club Debt(f)	3,107,300
JPY	125,820,002	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR+ .88%, 4.50%, due 03/28/13	987,598
USD	2,738,082	Republic of Indonesia Loan Agreement, 6 mo. LIBOR+.88%, 4.50%, due 03/29/13	2,053,561
USD	3,759,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR+ .88%, 4.50%, due 12/14/19	2,067,780
USD	3,759,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR+ .88%, 4.50%, due 12/14/19	2,067,780
USD	5,012,800	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR+ .88%, 4.50%, due 12/14/19	2,757,040
USD	515,818	Republic of Indonesia Loan Agreement, dated September 29, 1994, 4.50%, due 12/01/19	412,655
USD	2,796,002	Republic of Indonesia Loan Agreement, dated September 29, 1994, 4.50%, due 12/01/19	2,236,802
USD	2,754,443	Republic of Indonesia Loan Agreement, dated September 29, 1994, 4.50%, due 12/01/19	2,203,554
		Total Indonesia	17,894,070

		Russia — 0.3%
GBP	14,162	Russia Foreign Trade Obligations (c)(f)	31,629
USD	80,572	Russia Foreign Trade Obligations (c)(f)	92,641
USD	265,723	Russia Foreign Trade Obligations (c)(f)	310,518
USD	3,955,201	Russia Foreign Trade Obligations (c)(f)	4,706,039
DEM	45,916	Russia Foreign Trade Obligations (c)(f)	28,372
FIM	1,740,000	Russia Foreign Trade Obligations (c)(f)	373,569
		Total Russia	5,542,768

		Vietnam — 0.7%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR+ 1.50%, 4.63%, due 06/26/15	12,480,000

		TOTAL LOAN ASSIGNMENTS (COST $40,968,215)	35,916,838

		LOAN PARTICIPATIONS — 6.4%

		Egypt — 0.2%
CHF	5,394,244	Paris Club Loan Agreement (Participation with Standard Chartered Bank), 0.00%, due 01/03/24(f)	3,469,619

		Indonesia — 2.0%
USD	462,720	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR+.88%, 4.50%, due 12/14/19	254,496
USD	462,720	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR+.88%, 4.50%, due 12/14/19	254,496
USD	616,960	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR+.88%, 4.50%, due 12/14/19	339,328
USD	20,879,617	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR+ 1.25%, 4.50%, due 02/12/13	16,703,694
USD	14,732,165	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR+.88%, 4.50%, due 09/29/19	11,785,732
JPY	743,849,772	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR+.88%, 1.76%, due 03/29/13	5,838,695
		Total Indonesia	35,176,441

		Iraq — 1.8%
JPY	4,926,803,587	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	28,867,820
JPY	643,772,123	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	3,731,251
		Total Iraq	32,599,071

		Poland — 0.2%
JPY	349,999,985	Poland Paris Club Loan Debt (Participation with Deutsche Bank), 0.00%, due 03/31/09	3,653,480

		Russia — 1.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd)(c)(f)	20,674,493

		Vietnam — 1.1%
JPY	2,714,279,948	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), Variable Rate, 6 mo. JPY LIBOR+ .60%, 1.50%, due 09/01/17	19,884,835

		TOTAL LOAN PARTICIPATIONS (COST $111,489,973)	115,457,939

		PROMISSORY NOTES — 0.3%

		Dominican Republic — 0.1%
USD	1,089,012	Dominican Republic Promissory Notes, 0.00%, due 09/15/09	934,917
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/10	560,633
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	397,183
		Total Dominican Republic	1,892,733

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 08/09/07(a)(g)	331,250

		Nigeria — 0.2%
USD	33,450,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 01/15/10	2,759,625

		TOTAL PROMISSORY NOTES (COST $24,406,273)	4,983,608

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.3%

		Currency Options — 0.1%
USD	45,000,000	USD Put/BRL Call, Expires 12/09/08, Strike 2.40	2,193,975

		Options on Interest Rates — 0.1%
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, Expires 03/16/10, Strike 2.19%	597,939
TWD	1,849,200,000	TWD Interest Rate Floor Call Option, Expires 03/16/10, Strike 2.19%	14,998
		Total Options on Interest Rates	612,937

		Options on Interest Rate Swaps — 0.1%
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	2,214,228
KRW	72,000,000,000	KRW Swaption Put, Expires 02/24/09, Strike 6.05%	3,382
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	82,709
KRW	72,000,000,000	KRW Swaption Put, Expires 04/08/09, Strike 6.20%	6,127
KRW	90,000,000,000	KRW Swaption Put, Expires 04/27/09, Strike 5.42%	71,436
		Total Options on Interest Rate Swaps	2,377,882

		TOTAL OPTIONS PURCHASED (COST $11,808,271)	5,184,794

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 5.7%

	United States — 5.7%

	Affiliated Issuers
3,976,082	GMO Short-Duration Collateral Fund	74,631,059
21,409	GMO Special Purpose Holding Fund(c)(h)	15,629
1,515,449	GMO World Opportunity Overlay Fund	28,626,825
	Total United States	103,273,513

	TOTAL MUTUAL FUNDS (COST $133,721,193)	103,273,513

	RIGHTS AND WARRANTS — 0.5%

	Nigeria — 0.3%
25,000	Central Bank of Nigeria Warrants, Expires 11/15/20*	5,450,000

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*	—

	Venezuela — 0.2%
164,215	Republic of Venezuela Bond Warrants, Expires 04/15/20*	4,023,267

	TOTAL RIGHTS AND WARRANTS (COST $0)	9,473,267

	SHORT-TERM INVESTMENTS — 3.9%

	Money Market Funds — 3.8%
33,682,649	State Street Institutional Liquid Reserves Fund-Institutional Class	33,682,649
35,906,440	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	35,906,440
		69,589,089

	Other Short-Term Investments — 0.1%
2,381,000	U.S. Treasury Bill, 2.42%, due 12/11/08 (e)(i)	2,379,262

	TOTAL SHORT-TERM INVESTMENTS (COST $71,968,351)	71,968,351

	TOTAL INVESTMENTS — 99.0% (Cost $2,651,448,302)	1,792,599,717

	Other Assets and Liabilities (net) — 1.0%	18,818,035

	TOTAL NET ASSETS — 100.0%	$1,811,417,752

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

$2,676,107,280	$49,058,743	$(932,566,306)	$(883,507,563)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income ♦	Distributions of Realized Gains	Value, end of period

GMO Short-Duration Collateral Fund	$140,673,840	$62,669,168	$106,000,000	$7,756,430	$—	$74,631,059
GMO Special Purpose Holding Fund	26,976	—	—	—	48,484	15,629
GMO World Opportunity Overlay Fund	49,665,090	—	10,500,001	—	—	28,626,825
Totals	$190,365,906	$62,669,168	$116,500,001	$7,756,430	$48,484	$103,273,513

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
12/16/08	CHF	10,000,000	$8,246,319	$(402,329)
1/06/09	EUR	2,000,000	2,539,064	5,064
12/02/08	GBP	35,000,000	53,928,042	(525,358)
			$64,713,425	$(922,623)

Sales
1/13/09	JPY	8,000,000,000	$83,905,850	$(1,172,334)
12/16/08	CHF	100,000,000	82,463,191	5,798,062
12/02/08	GBP	35,000,000	53,928,042	9,533,958
2/10/09	GBP	20,000,000	30,830,138	(147,138)
1/06/09	EUR	261,700,000	332,236,581	17,132,569
			$583,363,802	$31,145,117

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2,000	Federal Fund 30 day	December 2008	$830,066,400	$(19,255)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	21,947,292	Deutsche Bank, 2.25%, dated 11/03/08, to be repurchased on demand at face value plus accrued interest.	$(21,982,956)
USD	15,080,295	Deutsche Bank, 2.00%, dated 10/30/08, to be repurchased on demand at face value plus accrued interest.	(15,105,429)
			$(37,088,385)

Average balance outstanding	$(176,333,154)
Average interest rate	12.78%
Maximum balance outstanding	$(253,244,487)
Average shares outstanding	280,162,292
Average balance per share outstanding	$(0.63)
Days outstanding	91

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into     reverse repurchase agreements.

Written Options

A summary of open written option contracts for the Fund at November 30, 2008 is as follows:

Currency Options

Principal Amount	Expiration Date	Description		Premiums	Market Value
$45,000,000	12/09/2008	USD	BRL Call/USD Put Currency Option Strike 2.14	$(590,625)	$(2,790)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
14,000,000	USD	12/20/2008	Deutsche Bank AG	(Pay)	0.79%	3.18%	Korean Deposit Insurance Corporation	N/A	USD	$(186)
5,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	2.85%	1.37%	Republic of Peru	5,000,000	USD	49,319
10,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	4.30%	3.62%	Republic of Philippines	10,000,000	USD	100,884
10,000,000	USD	4/17/2009	Deutsche Bank AG	Receive	3.90%	11.03%	Gazprom Loan Facility	10,000,000	USD	(222,283)
20,000,000	USD	4/20/2009	JP Morgan Chase Bank	(Pay)	0.43%	1.40%	Republic of Brazil	N/A	USD	66,678
100,000,000	USD	4/20/2009	JP Morgan Chase Bank	(Pay)	0.29%	1.80%	United Mexican States	N/A	USD	558,534
7,703,775	USD	6/6/2009	Deutsche Bank AG	Receive	1.85%	28.48%	Deutsche Bank Loan to Ukrnafta	7,703,775	USD	(682,494)
7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	23.87%	Government of Ukraine	7,000,000	USD	(712,688)
10,000,000	USD	9/20/2009	JP Morgan Chase Bank	(Pay)	0.97%	11.06%	Gazprom OAO	N/A	USD	754,091
100,000,000	CHF	9/20/2009	Morgan Stanley	(Pay)	0.78%	22.21%	Government of Ukraine	N/A	CHF	12,745,059
849,572,575	RUB	11/5/2009	Deutsche Bank AG	Receive	1.45%	12.60%	Russia Post Office	849,572,575	RUB	(2,546,021)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.90%	2.76%	United Mexican States	N/A	USD	176,404
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.88%	2.76%	United Mexican States	N/A	USD	178,374
25,000,000	USD	12/29/2009	Deutsche Bank AG	Receive	2.25%	12.45%	Videocon Loan Facility	25,000,000	USD	(2,387,478)
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	23.34%	Government of Ukraine	7,000,000	USD	(1,169,720)
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	5.26%	Arab Republic of Egypt	3,000,000	USD	1,954
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	N/A	Reference security within CDX Index	N/A	USD	2,814,208
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	53.99%	Republic of Argentina	N/A	USD	5,500,585
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	53.99%	Republic of Argentina	N/A	USD	5,522,453
150,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	2.95%	Republic of Brazil	N/A	USD	2,331,487
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	53.74%	Republic of Argentina	N/A	USD	4,762,879
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	53.74%	Republic of Argentina	N/A	USD	2,855,310
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	4.29%	Republic of Turkey	N/A	USD	6,983,785
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	22.86%	Government of Ukraine	5,000,000	USD	(1,089,574)
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	22.86%	Government of Ukraine	7,000,000	USD	(1,525,169)
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	30.54%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(898,176)
50,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	10.23%	Gazprom OAO	N/A	USD	7,233,024

35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	4.24%	Republic of Philippines	N/A	USD	2,072,720
20,000,000	USD	10/18/2010	JP Morgan Chase Bank	Receive	2.00%	11.60%	VTB Leasing	20,000,000	USD	(3,098,085)
20,000,000	USD	10/20/2010	Goldman Sachs	(Pay)	2.74%	3.12%	Petroleos Mexicanos	N/A	USD	64,043
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	22.95%	Government of Ukraine	5,000,000	USD	(1,286,239)
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	53.22%	Republic of Argentina	N/A	USD	5,297,003
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	53.22%	Republic of Argentina	N/A	USD	2,659,337
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	22.80%	Government of Ukraine	5,000,000	USD	(1,331,517)
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	22.75%	Government of Ukraine	7,000,000	USD	(1,851,238)
5,000,000	USD	2/20/2011	Morgan Stanley	(Pay)	2.80%	52.05%	Republic of Argentina	N/A	USD	2,770,050
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	31.02%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,053,911)
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	7.35%	Republic of Iraq	N/A	USD	523,647
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	7.66%	Republic of Iraq	N/A	USD	594,529
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	22.56%	Government of Ukraine	5,000,000	USD	(1,477,927)
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	28.58%	Islamic Republic of Pakistan	N/A	USD	3,887,619
34,000,000	USD	6/20/2011	Deutsche Bank AG	Receive	1.35%	N/A	Reference security within CDX Index	N/A	USD	4,979,725
11,000,000	USD	6/20/2011	JP Morgan Chase Bank	(Pay)	1.35%	N/A	Reference security within CDX Index	N/A	USD	1,611,088
6,000,000	USD	6/20/2011	JP Morgan Chase Bank	Receive	3.75%	13.90%	Republic of Georgia	6,000,000	USD	(1,125,700)
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	22.45%	Government of Ukraine	9,000,000	USD	(2,611,456)
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	22.44%	Government of Ukraine	5,000,000	USD	(1,503,653)
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	22.43%	Government of Ukraine	7,000,000	USD	(2,082,999)
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	3.09%	United Mexican States	N/A	USD	1,243,840
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	1.75%	United Mexican States	620,000,000	MXN	(1,401,592)
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	32.46%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,209,414)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	48.97%	Republic of Argentina	N/A	USD	4,125,827
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	22.43%	Government of Ukraine	5,000,000	USD	(1,654,465)

19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	52.60%	Naftofaz Ukraine	19,000,000	USD	(8,496,682)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	48.71%	Republic of Argentina	N/A	USD	4,827,342
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	3.32%	Petroleos Mexicanos	N/A	USD	356,336
65,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	1.40%	N/A	Reference security within CDX Index	N/A	USD	10,545,528
8,333,400	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	2.39%	Stemcor UK Ltd.	8,333,400	USD	64,946
19,000,000	EUR	1/20/2012	Duetsche Bank AG	(Pay)	0.42%	5.97%	Republic of Kazakhstan	N/A	EUR	3,439,531
8,600,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	4.50%	Republic of Kazakhstan	8,600,000,000	KZT	(6,653,681)
25,000,000	USD	2/20/2012	JP Morgan Chase Bank	(Pay)	0.96%	3.27%	Republic of Brazil	N/A	USD	1,631,026
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	33.22%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,308,712)
19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	2.21%	Naftofaz Ukraine	19,000,000	USD	(8,702,062)
50,000,000	USD	6/20/2012	Morgan Stanley	(Pay)	1.25%	N/A	Reference security within CDX Index	N/A	USD	8,970,486
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	1.88%	Republic of Chile	5,000,000	USD	250,732
5,000,000	USD	8/20/2012	JP Morgan Chase Bank	Receive	3.50%	12.13%	Republic of Jamaica	5,000,000	USD	(1,102,541)
3,000,000	USD	8/25/2012	Deutsche Bank AG	Receive	3.75%	32.76%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,341,231)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	9.41%	Gazprom OAO	N/A	USD	2,344,571
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	3.07%	Republic of Peru	N/A	USD	937,951
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	2.77%	Republic of Peru	85,000,000	PEN	(1,552,868)
2,000,000	USD	9/20/2012	Goldman Sachs	(Pay)	9.20%	45.65%	Republic of Argentina	N/A	USD	1,011,977
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	1.91%	Republic of Chile	10,000,000	USD	413,489
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	21.53%	Petroleos de Venezuela	N/A	USD	1,407,652
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	21.53%	Petroleos de Venezuela	N/A	USD	1,427,494
15,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	3.36%	Republic of Brazil	15,000,000	USD	(1,320,510)
20,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	3.36%	Republic of Brazil	20,000,000	USD	(1,760,680)
5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	12.03%	Republic of Jamaica	5,000,000	USD	(746,548)
50,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	1.75%	N/A	Reference security within CDX Index	N/A	USD	8,608,681

42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	1.63%	Reference security within CDX Index	N/A	USD	568,304
204,179,760	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.73%	Reference security within CDX Index	204,179,760	USD	152,099
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	3.07%	United Mexican States	N/A	USD	1,124,998
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	43.74%	Republic of Argentina	N/A	USD	12,165,460
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	9.25%	Russia AG Bank	14,000,000	USD	(2,272,950)
243,434,068	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	19.43%	VTB Leasing	243,434,068	RUB	(1,024,809)
8,629,021	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	14.96%	VTB Leasing	8,629,021	EUR	(2,684,933)
11,706,130	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	14.96%	VTB Leasing	11,706,130	EUR	(3,642,380)
50,000,000	USD	8/20/2013	JP Morgan Chase Bank	(Pay)	1.20%	3.46%	Republic of Peru	50,000,000	USD	4,427,392
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank	Receive	0.96%	2.92%	Republic of Peru	277,250,000	PEN	(6,241,764)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	3.49%	Republic of Brazil	130,000,000	USD	(531,076)
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	3.49%	Republic of Brazil	80,000,000	USD	2,260,334
13,050,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	3.31%	Republic of Brazil	N/A	JPY	(961,519)
7,830,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	3.31%	Republic of Brazil	N/A	JPY	(3,171,264)
10,000,000	USD	12/20/2013	Deutsche Bank AG	Receive	10.50%	40.94%	Republic of Ecuador	10,000,000	USD	(4,438,887)
45,000,000	USD	10/20/2013	Goldman Sachs	(Pay)	12.35%	43.07%	Republic of Argentina	N/A	USD	20,969,227
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	4.16%	Republic of Turkey	10,000,000	USD	13,282
10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	4.14%	Republic of Turkey	10,000,000	USD	1,147,605
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	4.14%	Republic of Turkey	5,000,000	USD	520,775
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	4.13%	Republic of Turkey	10,000,000	USD	1,232,687
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	5.47%	Lebanese Republic	N/A	USD	80,675
600,000,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	20.64%	Bolivarian Republic of Venezuela	N/A	EUR	335,821,681
800,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	20.78%	Bolivarian Republic of Venezuela	800,000,000	USD	(358,819,316)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	20.78%	Bolivarian Republic of Venezuela	412,500,000	USD	(180,117,557)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	20.65%	Bolivarian Republic of Venezuela	N/A	EUR	163,429,441
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	2.61%	Republic of Colombia	56,950,000,000	COP	(849,406)

15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	3.62%	Republic of Colombia	N/A	USD	1,147,778
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	2.62%	Republic of Colombia	56,700,000,000	COP	(1,151,592)
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	3.62%	Republic of Colombia	N/A	USD	2,424,394
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	2.62%	Republic of Colombia	114,800,000,000	COP	(2,783,168)
22,000,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	23.70%	Republic of Angola	22,000,000	EUR	(8,803,435)
22,000,000	USD	8/20/2016	JP Morgan Chase Bank	Receive	1.99%	3.61%	Republic of Brazil	22,000,000	USD	(2,001,874)
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	3.63%	Republic of Colombia	N/A	USD	1,637,098
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	2.62%	Republic of Colombia	97,680,000,000	COP	(1,983,917)
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	3.42%	United Mexican States	N/A	USD	3,008,144
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	1.98%	United Mexican States	620,000,000	MXN	(3,093,824)
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	20.63%	Bolivarian Republic of Venezuela	87,500,000	USD	(45,233,813)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	3.36%	Republic of Peru	N/A	USD	355,328
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	3.08%	Republic of Peru	32,000,000	PEN	(1,305,613)
4,500,000	USD	7/20/2017	JP Morgan Chase Bank	Receive	3.30%	10.34%	Republic of Jamaica	4,500,000	USD	(1,379,812)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	4.03%	Republic of Turkey	35,000,000	USD	(3,623,189)
8,000,000	USD	8/20/2017	JP Morgan Chase Bank	Receive	2.20%	3.66%	Republic of Colombia	8,000,000	USD	(705,575)
17,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.74%	4.33%	Republic of Philippines	17,000,000	USD	(2,698,406)
30,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	4.33%	Republic of Philippines	30,000,000	USD	(4,713,565)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	9.30%	Vneshtorg Bank Bond & Loan	21,000,000	USD	(7,714,708)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.85%	20.60%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,840,488)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.90%	20.60%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,834,586)
25,000,000	USD	1/20/2018	Deutsche Bank AG	Receive	1.50%	3.65%	Republic of Brazil	25,000,000	USD	(3,444,130)
45,000,000	USD	10/20/2018	Goldman Sachs	Receive	12.20%	41.61%	Republic of Argentina	45,000,000	USD	(23,137,154)
10,000,000	USD	12/20/2018	Deutsche Bank	Receive	0.44%	1.02%	United Kingdom Government	10,000,000	USD	(469,507)
30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	3.65%	United Mexican States	N/A	USD	5,643,338
				Premiums to (Pay) Receive				$309,591		$(61,749,479)

(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2008, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  A credit default identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value

538,426	USD	12/1/2008	Citigroup	(Pay)	7.10%	6 month LIBOR	$34,769
244,800,000	PEN	4/21/2009	JP Morgan Chase Bank	(Pay)	0.81%	6 month LIBOR	13,836,215
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	(Pay)	5.11%	6 month LIBOR	(805,724)
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	Receive	5.62%	Floating USD rate	1,276,059
230,000,000	PEN	2/19/2010	JP Morgan Chase Bank	(Pay)	3.15%	6 month LIBOR	8,184,395
90,000,000,000	KRW	5/29/2010	Merrill Lynch	(Pay)	4.79%	3 month KRW LIBOR	(130,612)
2,796,036	USD	12/1/2011	Citigroup	(Pay)	6.32%	6 month LIBOR	(312,412)
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	(1,130,624)
244,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	(18,539,894)
150,000,000	PEN	2/19/2015	JP Morgan Chase Bank	Receive	5.70%	6 month LIBOR	(6,283,149)
87,500,000	USD	2/14/2017	Deutsche Bank AG	Receive	5.31%	3 month LIBOR	15,025,299
100,000,000	USD	8/1/2017	JP Morgan Chase Bank	Receive	4.08%	3 month LIBOR	7,399,744
75,000,000	USD	5/8/2018	Deutsche Bank AG	Receive	4.44%	3 month LIBOR	8,182,313
25,000,000	USD	12/2/2023	JP Morgan Chase Bank	Receive	5.34%	3 month LIBOR	6,655,258
100,000,000	USD	7/20/2027	JP Morgan Chase Bank	Receive	5.87%	3 month LIBOR	38,272,467
				Premiums to (Pay) Receive		$(694,596)	$71,664,104

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value

20,000,000	USD	1/7/2009	JP Morgan Chase Bank	3 month LIBOR - 0.45%	EMBI + Total Return	$(3,546,397)
100,000,000	USD	4/10/2009	JP Morgan Chase Bank	3 month LIBOR - 0.20%	EMBI + Total Return	(18,920,146)
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%	3 month LIBOR	12,160,152
45,335,905	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%	3 month LIBOR	21,133,725
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(14,598,144)

45,797,706	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(26,169,624)
300,000,000	RUB	3/26/2017	Morgan Stanley	3 month LIBOR + 0.25%	Return on Sukhoi	(2,334,292)
			Premiums to (Pay) Receive		$(650,694)	$(32,274,726)

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CBO - Collateralized Bond Obligation

CDI - Certificado de Deposito Interbancario

CER - Coeficiente de Estabilizacion de Referencia

DCB - Debt Conversion Bond

EMBI - Emerging Markets Bond Index

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

PDI - Past Due Interest

PIK - Payment In Kind

Variable, step up and step down rates - The rates shown on variable, step up and step down rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security, including varying reset dates.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

*	Non-income producing security.
(a)	Security is in default.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements.
(e)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(f)	Non-performing. Borrower not currently paying interest.
(g)	Past due maturity payment.
(h)	Underlying investment represents interests in defaulted securities.
(i)	Rate shown represents yield-to-maturity.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 37.39% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$1,371,811
Level 2 – Other Significant Observable Inputs	513,555,273	130,060,113
Level 3 – Significant Unobservable Inputs	1,279,044,444	721,402,174
Total	$1,792,599,717	$852,834,098

*Other financial instruments include foreign currency, forward currency contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(19,255)
Level 2 – Other Significant Observable Inputs	(37,088,385)	(54,253,199)
Level 3 – Significant Unobservable Inputs	—	(789,349,485)
Total	$(37,088,385)	$(843,621,939)

**Other financial instruments include forward currency contracts, futures contracts, swap agreements and written options.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments ***
Balance as of February 29, 2008	$139,080,487	$(5,866,346)
Accrued discounts/premiums	1,200,349	—
Realized gain (loss)	(4,276,108)	(1,670,319)
Realized gain distributions received	37,043	—

Realized gain distributions paid	(40,787)	—
Change in unrealized appreciation/depreciation	(37,442,463)	(331,486)
Net purchases (sales)	(22,260,421)	1,670,319
Net transfers in and/or out of Level 3 ^	1,202,746,344	(61,749,479)
Balance as of November 30, 2008	$1,279,044,444	$(67,947,311)

***Other financial instruments include swap agreements.

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums

Outstanding, beginning of period	$—	$—	$(115,000,000)	$(2,060,625)
Options written	—	—	—	—
Options exercised	—	—	70,000,000	1,470,000
Options expired	—	—	—	—
Options sold	—	—	—	—
Outstanding, end of period	$—	$—	$(45,000,000)	$(590,625)

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.  As of November 30, 2008, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $37,088,385, collateralized by securities with a market value, plus accrued interest, of $41,724,309.  The Fund’s outstanding reverse repurchase agreements were all with Deutsche Bank.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis.  Payment and delivery may take place a month or more after the date of the transaction.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments.

Currency Abbreviations:

ARS - Argentine Peso
BRL - Brazilian Dollar
CHF - Swiss Franc
COP - Colombian Peso
DEM - Deutsche Mark
EUR - Euro
FIM - Finnish Markka
FRF - French Franc
GBP - British Pound
JPY - Japanese Yen
KRW - South Korean Won
KZT - Kazakhstan Tenge
MXN - Mexican Peso
MYR - Malaysian Ringgit
PEN - Peruvian Sol
RUB - Russian Ruble
TWD - Taiwan Dollar
USD - United States Dollar
ZAR - South African Rand

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 80.3%

	Argentina — 0.2%
1,205,856	Petrobras Energia Participaciones SA Sponsored ADR	8,018,942
186,340	Telecom Argentina SA Sponsored ADR*	1,606,251
94,810	Tenaris SA ADR	1,993,854
	Total Argentina	11,619,047

	Brazil — 5.8%
1,006,688	Aes Tiete SA	5,812,564
1,040,100	Banco do Brasil SA	6,457,023
363,900	Banco Nossa Caixa SA	10,031,757
889,100	Companhia de Concessoes Rodoviarias	8,734,869
1,660,702	Companhia Saneamento Basico Sao Paulo	16,884,951
2,421,816	Companhia Siderurgica Nacional SA	27,220,394
4,066,600	Companhia Vale do Rio Doce	48,602,530
154,910	Companhia Vale do Rio Doce ADR	1,849,625
1,747,230	Companhia Vale do Rio Doce Sponsored ADR	19,027,335
1,329,200	Corporacion GEO SA de CV Series B*	1,195,042
182,400	CPFL Energia SA	2,526,811
1,516,300	Cyrela Brazil Realty SA	5,160,864
822,400	EDP-Energias Do Brasil SA	9,032,851
659,392	Electrobras (Centro)	7,729,095
2,704,600	Empresa Brasileira de Aeronautica SA	10,050,739
1,326,900	Gerdau SA	6,998,995
853,180	Gerdau SA Sponsored ADR	5,562,734
1,993,400	Natura Cosmeticos SA	17,827,190
300,200	Perdigao SA	4,637,008
3,192,800	Petroleo Brasileiro SA (Petrobras)	32,919,751
2,569,470	Petroleo Brasileiro SA (Petrobras) ADR	53,804,702
1,819,800	Redecard SA	20,983,259
622,304	Souza Cruz SA	12,376,108
838,200	Tele Norte Leste Participacoes SA	13,463,891
596,520	Unibanco-Uniao de Bancos Brasileiros SA GDR	38,230,967
1,098,950	Usinas Siderurgicas de Minas Gerais SA	10,209,698
	Total Brazil	397,330,753

	Chile — 0.6%
132,320	AFP Provida SA Sponsored ADR	1,778,381
284,230	Banco Santander Chile SA ADR	9,464,859
108,118	Compania Cervecerias Unidas ADR	3,073,795
26,490	Distribucion y Servicio ADR	434,966
168,435	Embotelladora Andina SA ADR A Shares	1,820,782
205,980	Embotelladora Andina SA ADR B Shares	2,731,295
133,650	Empresa Nacional de Electricidad SA Sponsored ADR	4,657,702
406,480	Enersis SA Sponsored ADR	5,308,629
830,400	Lan Airlines SA Sponsored ADR	7,058,400
190,400	Sociedad Quimica y Minera de Chile SA Sponsored ADR	4,282,096
	Total Chile	40,610,905

	China — 8.3%
13,637,990	Advanced Semiconductor Manufacturing Co Class H*	163,638
130,230,000	Bank of China Ltd Class H	41,398,517
5,483,500	BYD Co Ltd Class H	8,402,277
12,272,000	Chaoda Modern Agriculture Holdings Ltd	7,135,504
13,034,000	China Communication Services Corp Ltd Class H	7,923,467
78,590,000	China Construction Bank Class H	41,747,500
5,574,000	China Life Insurance Co Ltd Class H	14,388,045

58,186	China Merchants Holdings International Co Ltd	111,452
12,869,942	China Mobile Ltd	118,181,264
375,649	China Mobile Ltd Sponsored ADR	17,215,994
81,153,351	China Petroleum & Chemical Corp Class H	54,122,825
13,742,000	China Railway Group Ltd Class H*	9,144,076
5,968,000	China Shipping Development Co Ltd Class H	4,996,786
19,008,000	China Ting Group Holding Ltd	1,054,767
15,244,000	CNPC Hong Kong Ltd	4,811,462
6,632,000	Cosco Pacific Ltd	4,915,784
2,025,000	Dongfang Electrical Machinery Co Ltd	4,549,480
1,039,960	Focus Media Holding Ltd ADR*	7,768,501
45,560,000	Huaneng Power International Inc Class H	30,700,546
87,294,000	Industrial and Commercial Bank of China Ltd Class H	43,088,098
483,870	LDK Solar Co Ltd ADR*	7,490,308
38,781,000	Maoye International Holdings	2,764,407
335,490	New Oriental Education & Technology Group Inc Sponsored ADR*	17,314,639
14,740,000	Nine Dragons Paper Holdings Ltd	2,748,186
7,494,500	Parkson Retail Group Ltd	6,977,436
6,356,172	Peace Mark Holdings Ltd	1,230,092
790,590	Perfect World Co Ltd ADR*	13,795,795
60,665,101	PetroChina Co Ltd Class H	50,167,276
33,572,789	Pico Far East Holdings Ltd	1,651,600
427,900	Shanda Interactive Entertainment Ltd Sponsored ADR*	9,182,734
6,975,500	Shandong Chenming Paper Holdings Ltd Class H*	2,154,788
7,431,000	Shandong Weigao Group Medical Polymer Co Ltd Class H	10,552,876
5,746,344	Shanghai Industrial Holdings Ltd	10,941,767
464,130	Suntech Power Holdings Co Ltd ADR*	3,963,670
8,342,000	Zhuzhou CSR Times Electric Co Ltd Class H	6,815,043
	Total China	569,570,600

	Czech Republic — 0.4%
140,420	CEZ AS	5,655,246
102,530	ECM Real Estate Investments AG*	1,446,614
38,590	Komercni Banka AS	5,852,807
837,910	New World Resources NV Class A	3,446,601
511,960	Telefonica 02 Czech Republic AS	11,230,200
482,670	Unipetrol	2,797,471
	Total Czech Republic	30,428,939

	Egypt — 0.8%
346,995	Alexandria Mineral Oils Co	2,606,466
1,535,735	Commercial International Bank	8,051,139
236,660	Egyptian Co for Mobile Services	5,184,977
14,220	El Ezz Aldekhela Steel Alexa Co	1,895,042
1,457,620	El Ezz Steel Rebars SAE	2,793,991
219,173	ElSwedy Cables Holding Co*	2,433,494
160,830	Orascom Construction Industries	3,621,147
1,715,020	Orascom Telecom Holding SAE	7,479,410
2,069,870	Sidi Kerir Petrochemicals Co	3,821,849
5,733,959	Telecom Egypt	15,396,976
	Total Egypt	53,284,491

	Hungary — 0.9%
5,193,550	Magyar Telekom Nyrt	15,318,528
275,050	MOL Magyar Olaj es Gazipari Nyrt	14,408,235
1,536,060	OTP Bank Nyrt*	22,655,217
51,790	Richter Gedeon Nyrt	6,930,483
	Total Hungary	59,312,463

	India — 1.7%
60,300	BF Utilities Ltd*	691,620
527,711	Bombay Dyeing & Manufacturing Co Ltd	1,541,868
11,896,352	CBAY Systems Holdings Ltd* (a)	12,647,630
5,948,177	CBAY Systems Ltd* (b) (c)	59,482
1,036,488	Emco Ltd	674,865
868,340	Gammon India Ltd	995,043
3,033,700	Housing Development & Infrastructure Ltd	4,723,638
7,051,100	Industrial Development Bank of India Ltd	8,244,571
2,074,850	Infosys Technologies Ltd	52,212,733
949,047	Jindal Steel & Power Ltd	13,814,141
982,323	KSK Energy Ventures Ltd*	3,138,099
2,205,903	PTC India Ltd	2,552,880
687,200	Reliance Energy Ltd	6,987,125
455,944	Rural Electrification Corp Ltd	504,556
1,113,436	Sintex Industries Ltd	3,987,548
	Total India	112,775,799

	Indonesia — 0.5%
3,585,000	Astra International Tbk PT	3,069,233
184,360,000	Bakrie & Brothers Tbk PT*	904,552
45,331,000	Bakrie Sumatera Plantations Tbk PT	935,467
15,215,000	Bank Central Asia Tbk PT	3,430,576
53,949,000	Bank Negara Indonesia (Persero) Tbk PT	2,530,004
93,288,500	Bumi Resources Tbk PT	7,835,458
29,528,500	Indah Kiat Pulp and Paper Corp Tbk PT*	1,977,645
30,435,100	Matahari Putra Prima Tbk PT	1,680,790
5,291,000	Tambang Batubara Bukit Asam Tbk PT	3,066,117
13,082,500	Telekomunikasi Indonesia Tbk PT	6,316,582
161,630,000	Truba Alam Manunggal Engineering Tbk PT*	673,478
	Total Indonesia	32,419,902

	Israel — 1.7%
12,082,480	Bank Hapoalim BM	23,620,557
12,701,200	Bank Leumi Le	27,600,176
87,160	Delek Group Ltd	3,573,828
56,388	IDB Development Corp Ltd	356,613
1,675,760	Israel Chemicals Ltd	9,827,491
1,661,320	Israel Discount Bank Ltd	1,416,492
2,900	Teva Pharmaceutical Industries Ltd	124,610
1,152,450	Teva Pharmaceutical Industries Ltd Sponsored ADR	49,728,217
5,430	The Israel Corp Ltd	1,218,503
	Total Israel	117,466,487

	Lebanon — 0.0%
8,700	Banque Libanaise pour le Commerce Sal* (b)	35,695

	Malaysia — 2.7%
7,579,300	Berjaya Sports Toto Berhad	10,014,256
566,200	British American Tobacco Malaysia Berhad	6,999,129
14,553,900	Genting Berhad	16,443,678
12,364,400	IOI Corp Berhad	11,117,894
73,145,940	KNM Group Berhad	10,858,342
2,097,600	MISC Berhad	4,987,871
1,999,300	PPB Group Berhad	4,727,529
3,358,200	Public Bank Berhad	7,894,435
44,549,900	Resorts World Berhad	28,828,648
44,108,929	RHB Capital Berhad	45,930,012

8,849,100	Shangri-La Hotels Berhad	3,128,139
14,890,400	Sunway City Berhad	5,933,147
3,451,868	Tanjong Plc	11,934,404
4,980,200	UMW Holdings Berhad	7,091,854
21,518,621	WCT Engineering Berhad	9,351,559
	Total Malaysia	185,240,897

	Mexico — 1.7%
2,254,700	Alfa SA de CV Class A	4,114,723
830,890	America Movil SAB de CV Class L ADR	24,926,700
30,497,839	Cemex SA de CV CPO*	21,672,207
444,680	Cemex SA de CV Sponsored CPO ADR*	3,090,526
464,410	Fomento Economico Mexicano Sponsored ADR	12,775,919
2,018,311	Grupo Cementos de Chihuahua SA de CV	4,135,846
1,287,100	Grupo Financiero Banorte SA de CV Class O	2,080,452
26,882,750	Grupo Mexico SA Class B	16,820,492
935,800	Grupo Televisa SA-Series CPO	2,839,813
1,403,280	Telefonos de Mexico SA de CV Class L Sponsored ADR	24,360,941
	Total Mexico	116,817,619

	Morocco — 0.3%
8,470	Compagnie Generale Immobiliere	2,141,528
5,660	Lafarge Ciments	1,010,223
949,204	Maroc Telecom	18,657,993
11,266	ONA SA	1,758,777
	Total Morocco	23,568,521

	Pakistan — 0.5%
3,197,637	Arif Habib Securities Ltd (b)	1,518,244
442,540	Bank of Punjab* (b)	73,948
12,437,350	Hub Power Co Ltd (b)	1,818,100
2,923,090	MCB Bank Ltd (b)	4,707,333
5,843,920	National Bank of Pakistan (b)	3,666,759
14,548,070	Oil & Gas Development Co Ltd (b)	9,609,565
1,369,460	Pakistan Oilfields Ltd (b)	2,249,300
3,763,419	Pakistan Petroleum Ltd (b)	5,323,419
1,829,880	Pakistan State Oil Co Ltd (b)	3,455,834
7,710,690	United Bank Ltd (b)	3,549,606
	Total Pakistan	35,972,108

	Peru — 0.1%
62,365	Compania Minera Milpo SA	118,790
124,746	Sociedad Minera Cerro Verde SA	1,185,087
123,210	Southern Copper Corp	1,695,370
1,421,946	Volcan Compania Minera SA Class B	661,050
	Total Peru	3,660,297

	Philippines — 0.8%
707,472,942	Filinvest Land Inc	6,133,599
4,914,000	First Gen Corp*	1,192,103
827,704,087	Megaworld Corp	10,606,781
384,846	Philippine Long Distance Telephone Co	18,232,317
25,045,100	PNOC Energy Development Corp	1,313,749
132,173,510	Robinsons Land Corp	15,845,168
	Total Philippines	53,323,717

	Poland — 0.6%
1,404,070	Polski Koncern Naftowy Orlen SA	12,375,669

1,324,160	Powszechna Kasa Oszczednosci Bank Polski SA	14,364,350
2,350,930	Telekomunikacja Polska SA	15,494,508
	Total Poland	42,234,527

	Russia — 6.3%
1,426,350	Cherepovets MK Severstal GDR (Registered Shares)	4,350,368
270,900	Evraz Group SA GDR	2,492,280
4,161,133	Gazprom Neft	8,432,131
41,010	Gazprom Neft Sponsored ADR	410,100
13,051	JSC Mining & Smelting Co ADR*	96,316
685	Lukoil GDR	87,132
2,443,450	Lukoil Sponsored ADR	77,701,710
2,440,969	Magnit Sponsored GDR*	11,472,554
559,960	Mobile Telesystems Sponsored ADR	16,597,215
120,200	NovaTek OAO Sponsored GDR (Registered Shares)	2,584,300
10,424,400	OAO Gazprom Sponsored GDR	180,342,120
580,321	OAO Mechel ADR	3,638,613
13,680,689	OAO Rosneft Oil Co GDR	54,312,335
230,400	OAO Tatneft Sponsored GDR (Registered Shares)	7,833,600
39,220	Rostelecom Sponsored ADR	1,659,006
135,000	Russia Petroleum*	1,108,377
36,218,190	Sberbank RF	30,271,163
543,477	Sistema JSFC Sponsored GDR	3,043,471
2,025,702	Surgutneftegaz Sponsored ADR	12,944,236
796,010	Vimpel-Communications Sponsored ADR	7,562,095
1,962,370	VTB Bank GDR	4,317,214
369,874	X5 Retail Group NV GDR (Registered Shares)	1,997,320
	Total Russia	433,253,656

	South Africa — 6.5%
2,986,475	Absa Group Ltd	30,605,831
1,247,225	Adcock Ingram Holdings Ltd*	4,417,127
1,303,200	ArcelorMittal South Africa Ltd	11,188,994
3,197,532	Aveng Ltd	9,220,940
2,276,067	Bidvest Group Ltd	21,399,978
409,100	Exxaro Resources Ltd	2,911,951
23,338,500	FirstRand Ltd	38,082,049
215,970	Foschini Ltd	919,025
2,655,200	Grindrod Ltd	3,396,880
682,240	Harmony Gold Mining Co Ltd*	5,813,215
1,870,857	Imperial Holdings Ltd	9,308,181
2,757,772	Investec Ltd	11,790,459
2,279,128	JD Group Ltd	6,853,281
1,527,099	Massmart Holdings Ltd	12,122,342
6,897,499	MTN Group Ltd	71,524,927
1,018,780	Murray & Roberts Holdings Ltd	4,951,511
1,776,188	Naspers Ltd Class N	27,159,985
903,600	Nedbank Group Ltd	8,381,106
1,181,788	Remgro Ltd	8,618,007
1,414,938	Reunert Ltd	6,422,496
3,306,033	RMB Holdings Ltd	8,766,370
15,167,971	Sanlam Ltd	24,797,730
195,102	Sasol Ltd	5,552,346
368,300	Shoprite Holdings Ltd	1,650,238
4,231,126	Standard Bank Group Ltd	36,312,260
11,819,600	Steinhoff International Holdings Ltd	12,498,079
2,055,500	Telkom South Africa Ltd	20,703,546
2,115,132	Tiger Brands Ltd	28,614,438

2,783,551	Truworths International Ltd	8,736,023
	Total South Africa	442,719,315

	South Korea — 16.7%
4,403,499	Biomass Korea Co Ltd* (a)	674,743
171,515	Boryung Pharmaceutical Co Ltd (a)	2,250,709
279,860	Cheil Industries Inc	7,611,571
690,220	Daegu Bank	3,279,146
577,880	Daehan Pulp Co Ltd* (a)	1,231,599
611,846	Daelim Industrial Co Ltd	13,852,633
12,784	Daesun Shipbuilding	500,351
103,816	DC Chemical Co Ltd	14,189,152
303,403	Dongbu Insurance Co Ltd	3,213,278
1,009,603	Dongkuk Steel Mill Co Ltd	15,894,330
1,413,948	EnE System Inc*	1,962,078
300,110	GS Engineering & Construction Corp	10,151,196
451,690	GS Holdings Corp	6,706,681
2,023,769	Hana Financial Group Inc	24,178,976
556,204	Hanjin Heavy Industries & Construction Holdings Co Ltd*	4,344,155
562,610	Hanjin Shipping	6,079,095
534,402	Hanwha Corp	6,736,884
284,994	Honam Petrochemical Corp	8,614,752
119,040	Hyundai Department Store Co Ltd	4,472,216
528,360	Hyundai Development Co	10,958,378
473,806	Hyundai Engineering & Construction	16,230,730
265,247	Hyundai Mipo Dockyard	23,116,812
1,196,524	Hyundai Mobis	50,503,855
1,464,050	Hyundai Motor Co	41,462,307
352,190	Hyundai Steel Co	7,945,856
405,093	Hyunjin Materials Co Ltd	5,229,650
4,484,160	In the F Co Ltd* (a)	4,347,256
588,340	Kangwon Land Inc	4,802,247
2,871,468	KB Financial Group Inc*	59,032,222
40,200	KB Financial Group Inc ADR*	819,678
47,920	KCC Corp	8,386,571
2,439,850	Kia Motors Corp*	11,674,392
2,927,810	Korea Exchange Bank	14,408,270
214,440	Korea Kumho Petrochemical Co Ltd	2,816,134
167,340	Korea Line Corp	6,551,220
181,299	Korea Zinc Co Ltd	8,581,393
1,415,540	KT Corp	31,846,013
313,740	KT Corp Sponsored ADR	3,557,812
172,850	KT Freetel Co Ltd*	3,356,945
2,080,331	KT&G Corp	115,155,853
363,810	Kumho Industrial Co Ltd	3,113,743
472,660	LG Chem Ltd	22,433,697
1,054,550	LG Corp	29,884,398
515,260	LG Dacom Corp	6,861,251
913,510	LG Display Co Ltd	12,502,110
574,400	LG International Corp	5,290,681
2,436,190	LG Telecom Ltd	17,988,722
40,490	Lotte Shopping Co Ltd	4,957,983
167,290	LS Corp.	7,960,146
463,849	Maeil Dairy Industry	2,478,227
137,909	POSCO	30,934,692
7,650	POSCO ADR	441,788
794,190	Pumyang Construction Co Ltd (a)	4,459,475
931,470	Pusan Bank	3,848,399
404,470	S-Oil Corp	18,182,109

507,261	Samsung Electronics Co Ltd	168,008,267
267,626	Samsung Fire & Marine Insurance Co Ltd	35,295,401
472,022	Samsung SDI Co Ltd*	19,125,606
407,000	Samsung Techwin Co Ltd	8,251,166
2,512,855	Shinhan Financial Group Co Ltd	52,626,755
166,643	SK Energy Co Ltd	7,731,929
850,344	SK Holdings Co Ltd	50,035,017
1,152,500	SK Networks Co Ltd*	6,862,478
146,255	SK Telecom Co Ltd	21,654,852
616,500	SK Telecom Co Ltd ADR	9,993,465
113,086	Taewoong Co Ltd	5,403,284
289,010	Taihan Electric Wire Co Ltd	3,029,015
2,510,890	Woori Finance Holdings Co Ltd	12,217,895
	Total South Korea	1,138,299,690

	Sri Lanka — 0.0%
268,604	Lanka Walltile Ltd	117,193

	Taiwan — 12.2%
10,960,000	Acer Inc	13,991,787
10,989,000	Advanced Semiconductor Engineering Inc	3,766,577
16,826,000	Asia Cement Corp	13,652,569
27,863,547	Asustek Computer Inc	31,947,366
8,175,000	Catcher Technology Co Ltd	14,122,964
51,422,000	China Bills Finance Corp*	6,268,297
75,702,261	China Development Financial Holding Corp	15,182,523
7,905,600	China Steel Corp	5,283,185
47,109,248	Chunghwa Telecom Co Ltd	74,413,479
1,025,149	Chunghwa Telecom Co Ltd ADR	16,033,330
17,834,545	Compal Electronics Inc	9,284,582
9,977,612	Delta Electronics Inc	19,445,089
2,619,472	DFI Inc	2,453,494
12,075,218	Dimerco Express Taiwan Corp (a)	7,888,521
24,989,445	Far Eastern Textile Co Ltd	17,021,934
15,383,500	Far Eastone Telecommunications Co Ltd	17,991,102
41,415,488	First Financial Holding Co Ltd	19,072,349
15,165,208	Formosa Chemicals & Fibre Co	21,382,219
95,000	Formosa International Hotels Corp	715,970
12,954,107	Formosa Plastics Corp	19,017,815
32,251,000	Fubon Financial Holding Co Ltd	19,471,605
4,093,600	High Tech Computer Corp	40,756,683
11,841,404	Hon Hai Precision Industry Co Ltd	23,053,548
2,867,000	Huaku Development Co Ltd	2,854,633
958,000	Largan Precision Co Ltd	5,997,283
12,659,455	Les Enphants Co Ltd (a)	6,100,033
22,089,927	Lite-On Technology Corp	15,743,511
7,628,618	MediaTek Inc	51,188,602
30,950,000	Mega Financial Holdings Co Ltd	9,532,031
13,006,000	Mitac International Corp	4,546,337
3,097,860	Motech Industries Inc	6,056,698
18,836,405	Nan Ya Plastics Corp	21,738,736
241,000	Nan Ya Printed Circuit Board Corp	495,883
9,195,785	Novatek Microelectronics Corp Ltd	7,929,358
10,113,000	Powertech Technology Inc	14,482,075
19,223,000	Quanta Computer Inc	20,855,012
3,165,635	Richtek Technology Corp	12,152,001
25,515,652	Siliconware Precision Industries Co	20,932,431
35,860,663	Taiwan Cement Corp	26,757,770
13,942,288	Taiwan Mobile Co Ltd	20,750,802
106,338,908	Taiwan Semiconductor Manufacturing Co Ltd	132,654,825

4,114	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	29,415
11,784,000	U-Ming Marine Transport Corp	13,008,171
23,564,725	Waterland Financial Holdings	3,690,832
53,037,000	Yuanta Financial Holding Co Ltd	20,342,666
	Total Taiwan	830,056,093

	Thailand — 4.4%
13,583,590	Advanced Info Service Pcl (Foreign Registered)	29,602,078
10,505,010	Bangkok Bank Pcl NVDR	19,581,582
29,855,800	Bangkok Dusit Medical Service Pcl (Foreign Registered)	13,268,029
41,865,540	Bank of Ayudhya Pcl (Foreign Registered) (b)	11,434,541
2,093,000	Bank of Ayudhya Pcl NVDR	568,674
1,562,550	Banpu Pcl (Foreign Registered) (b)	8,345,854
1,217,250	Banpu Pcl NVDR	6,501,546
44,180,920	BEC World Pcl (Foreign Registered)	22,008,625
17,254,880	Home Product Center Pcl (Foreign Registered)	1,388,320
134,620,800	IRPC Pcl (Foreign Registered)	7,158,016
84,661,650	Italian Thai Development Pcl (Foreign Registered)	4,360,540
22,094,560	Kasikornbank Pcl (Foreign Registered) (b)	26,688,260
60,537,000	Krung Thai Bank Pcl (Foreign Registered)	5,677,200
6,976,990	Land & Houses Pcl NVDR	616,756
13,948,000	PTT Aromatics & Refining Pcl (Foreign Registered)	3,067,105
4,385,000	PTT Chemical Pcl (Foreign Registered)	3,813,442
9,594,000	PTT Exploration & Production Pcl (Foreign Registered)	25,593,151
12,411,270	PTT Pcl (Foreign Registered)	51,920,293
8,938,690	Robinson Department Store Pcl (Foreign Registered)	1,642,506
3,499,793	Robinson Department Store Pcl NVDR	643,096
13,206,400	Saha Pathana International Holding Pcl (Foreign Registered)	7,049,842
1,462,734	Siam Cement Pcl (Foreign Registered) (b)	3,728,714
2,438,104	Siam Cement Pcl NVDR	6,215,069
22,403,900	Siam Commercial Bank Pcl (Foreign Registered)	30,631,127
3,108,050	Star Block Co Ltd (Foreign Registered)* (a) (b) (d)	876
11,904,320	Thai Oil Pcl (Foreign Registered)	6,450,249
13,869,260	Thoresen Thai Agencies Pcl (Foreign Registered)	5,087,911
	Total Thailand	303,043,402

	Turkey — 6.6%
13,742,005	Akbank TAS	38,154,945
1,007,810	Anadolu Efes Biracilik ve Malt Sanayii AS	7,984,783
471,815	Arcelik AS	488,478
2,856,762	Asya Katilim Bankasi AS*	2,318,675
24,040,240	Dogan Sirketler Grubu Holdings AS*	17,761,785
2,763,454	Enka Insaat ve Sanayi AS	7,800,083
8,461,716	Eregli Demir ve Celik Fabrikalari TAS	20,418,559
8,899,251	Haci Omer Sabanci Holding AS	17,845,190
11,998,570	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D*	3,580,379
16,160,816	KOC Holding AS*	26,434,256
42,150	Medya Holding AS* (b) (d)	270
1,841,220	Tupras-Turkiye Petrol Rafineriler AS	17,727,662
3,398,760	Turk Hava Yollari Anonim Ortakligi*	11,640,155
10,249,450	Turk Sise ve Cam Fabrikalari AS*	7,138,549
10,483,370	Turk Telekomunikasyon AS*	22,958,111
13,723,285	Turkcell Iletisim Hizmet AS	78,090,145
34,768,040	Turkiye Garanti Bankasi*	51,144,387
9,182,200	Turkiye Halk Bankasi AS	24,420,070
24,198,910	Turkiye IS Bankasi Class C	62,596,681
12,196,162	Turkiye Sinai Kalkinma Bankasi AS*	6,602,938
19,323,960	Turkiye Vakiflar Bankasi TAO Class D	14,964,633

8,151,633	Yapi ve Kredi Bankasi AS*	10,049,508
	Total Turkey	450,120,242
	TOTAL COMMON STOCKS (COST $9,282,313,192)	5,483,282,358

	PREFERRED STOCKS — 10.9%

	Brazil — 9.9%
6,011,100	Aracruz SA Class B (Registered) 10.53%	5,010,446
5,496,101	Banco Bradesco SA 0.64%	58,767,921
7,198,875	Banco Itau Holding Financeira SA 0.54%	83,256,867
484,500	Bradespar SA 2.26%	4,038,464
946,200	Brasil Telecom Participacoes SA 4.64%	7,599,340
881,300	Brasil Telecom SA 4.28%	5,662,480
166,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.64%	2,739,430
202,100	Companhia de Bebidas das Americas 3.90%	8,616,745
197,200	Companhia de Transmissao de Energia Eletrica Paulista 0.81%	4,100,753
2,791,164	Companhia Energetica de Minas Gerais 2.44%	44,228,217
1,553,600	Companhia Paranaense de Energia Class B 0.95%	18,466,895
6,625,508	Companhia Vale do Rio Doce Class A 1.13%	70,499,121
704,500	Duratex SA 2.90%	4,462,287
484,400	Electrobras (Centro) SA Class B 6.54%	5,131,155
752,900	Eletropaulo Metropolitana SA 8.62%	8,612,696
2,737,000	Gerdau Metalurgica SA 5.10%	24,239,641
4,808,062	Gerdau SA 4.95%	30,370,662
16,396,850	Itausa-Investimentos Itau SA 0.68%	58,726,698
1,301,252	Net Servicos de Comunicacoa SA*	7,761,923
11,781,604	Petroleo Brasileiro SA (Petrobras) 0.13%	102,602,173
1,068,560	Petroleo Brasileiro SA Sponsored ADR 0.13%	18,998,997
5,506,623	Sadia SA 1.17%	7,888,974
3,589,140	Tele Norte Leste Participacoes ADR 0.63%	52,688,575
547,000	Telecomunicacoes de Sao Paulo SA 9.99%	10,567,410
398,800	Telemar Norte Leste SA Class A 2.49%	10,074,528
1,674,800	Usinas Siderrurgicas de Minas Gerais SA Class A 1.32%	16,991,937
	Total Brazil	672,104,335

	Russia — 0.1%
32,415	Transneft 4.38%	8,330,036

	South Korea — 0.9%
566,080	Hyundai Motor Co 8.06%	5,513,598
255,840	Hyundai Motor Co 8.17%	2,246,343
239,522	Samsung Electronics Co Ltd (Non Voting) 2.78%	54,578,637
	Total South Korea	62,338,578
	TOTAL PREFERRED STOCKS (COST $886,216,179)	742,772,949

	PRIVATE EQUITY SECURITIES — 0.7%

	Poland — 0.7%
	CHP Investors (Multimedia)* (b) (c)	15,826,310
	MHP Investors (Tri Media Holdings Ltd)* (b) (c)	30,909,890
	Total Poland	46,736,200

	Russia — 0.0%
46,624	Divot Holdings NV, Convertible Securities-Class F* (b) (c)	466
90,000	Divot Holdings NV, Private Equity Securities-Class D* (b) (c)	900

124,330	Divot Holdings NV, Private Equity Securities-Class E* (b) (c)	1,244
	Total Russia	2,610

	Sri Lanka — 0.0%
2,545,869	Millenium Information Technology* (a) (b) (c)	787,469
	TOTAL PRIVATE EQUITY SECURITIES (COST $3,925,626)	47,526,279

	INVESTMENT FUNDS — 5.4%

	China — 0.1%
250,446	Martin Currie China A Share Fund Ltd* (b) (c)	5,580,935
25,045	Martin Currie China A Share Fund Ltd Class B* (b) (c)	1,005,427
	Total China	6,586,362

	India — 0.2%
10,922	Fire Capital Mauritius Private Fund* (b) (c) (e)	9,562,689
170	SPG Infinity Technology Fund I* (b) (c)	5,583
1,371,900	TDA India Technology Fund II LP* (b) (c)	1,600,774
	Total India	11,169,046

	Poland — 0.0%
1,749,150	The Emerging European Fund II LP* (b) (c)	775,293

	Russia — 0.1%
9,500,000	NCH Eagle Fund LP* (b) (c)	6,471,400
2,000	Steep Rock Russia Fund LP* (b) (c)	875,264
	Total Russia	7,346,664

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund* (b) (c)	4,000

	United States — 5.0%
14,848,333	iShares MSCI Emerging Markets Index Fund (f)	340,917,726
	TOTAL INVESTMENT FUNDS (COST $369,715,260)	366,799,091

	DEBT OBLIGATIONS — 0.2%

	United States — 0.2%
16,431,042	U.S. Treasury Inflation Indexed Note, 0.88% , due 01/15/09(g)	16,180,732
	TOTAL DEBT OBLIGATIONS (COST $17,194,492)	16,180,732

	RIGHTS AND WARRANTS — 0.0%

	Malaysia — 0.0%
4,963,466	Sunway City Warrants, Expires 10/04/17*	335,600
3,826,400	WCT Engineering Warrants, Expires 04/22/13*	306,239
	Total Malaysia	641,839
	TOTAL RIGHTS AND WARRANTS (COST $1,262,247)	641,839

	MUTUAL FUND — 0.0%

	United States — 0.0%

	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund* (b) (h)	5,887
	TOTAL MUTUAL FUNDS (COST $0)	5,887

	CONVERTIBLE SECURITIES — 0.1%

	India — 0.1%
3,380,000	Adani Enterprise, 6.00%, 01/27/12	2,458,950
4,000,000	Housing Development Finance Corp, Zero Coupon, 09/27/10	4,023,520
	Total India	6,482,470
	TOTAL CONVERTIBLE SECURITIES (COST $8,214,950)	6,482,470

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.1%

65,000,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	65,000,000
10,238,279	BNP Paribas Time Deposit, 0.61%, due 12/01/08	10,238,279
65,000,000	DnB Nor Bank Time Deposit, 0.61%, due 12/01/08	65,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $140,238,279)	140,238,279

	TOTAL INVESTMENTS — 99.7% (Cost $10,709,080,225)	6,803,929,884

	Other Assets and Liabilities (net) — 0.3%	20,446,860

	TOTAL NET ASSETS— 100.0%	$6,824,376,744

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$10,912,751,033	$286,597,563	$(4,395,418,712)	$(4,108,821,149)

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2008
CBAY Systems Ltd	5/06/03-11/10/05	$—	0.00%	$59,482
CHP Investors (Multimedia)	3/05/01	18,178,923	0.23%	15,826,310
Divot Holdings NV, Convertible Securities-Class F	3/27/02	46,624	0.00%	466
Divot Holdings NV, Private Equity Securities-Class D	6/2/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,244
Fire Capital Mauritius Private Fund	9/06/06-10/31/08	10,959,863	0.14%	9,562,689
MHP Investors (Tri Media Holdings Ltd)	5/01/05	27,983,521	0.45%	30,909,890
Martin Currie China A Share Fund Ltd	1/20/06	2,710,928	0.08%	5,580,935
Martin Currie China A Share Fund Ltd Class B	10/14/08	—	0.01%	1,005,427
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,469
NCH Eagle Fund LP	1/08/03	9,500,000	0.09%	6,471,400
SPG Infinity Technology Fund I	12/23/99	62,449	0.00%	5,583
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06	2,000,000	0.01%	875,264
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.02%	1,600,774
The Emerging European Fund II LP	12/05/97-6/24/02	1,124,248	0.01%	775,293
				$73,467,126

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$10,161	$—	$—	$—	$18,263	$5,887
Totals	$10,161	$—	$—	$—	$18,263	$5,887

Investments in Other Affiliated Issuers

An affiliated company is a company in which the Fund has or had owership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies which are or were affiliates during the period ended November 30, 2008 is set forth below:

	Value,
	beginning of		Sales	Dividend	Value, end
Affiliate	period	Purchases	Proceeds	Income	of period

Bakrie & Brothers Tbk PT*	$52,163,380	$—	$30,662,144	$—	$904,552
Biomass Korea Co Ltd	4,806,682	—	—	—	674,743
Boryung Pharmaceutical Co Ltd	9,623,938	—	629,347	—	2,250,709
CBAY Systems Holdings Ltd	18,319,951	—	—	—	12,647,630
Daehan Pulp Co Ltd	3,241,894	—	—	—	1,231,599
Dimerco Express Taiwan Corp	13,447,262	—	—	154,262	7,888,521
EnE System Inc*	9,225,369	—	—	—	1,962,078
In The F Co Ltd	11,011,120	—	—	—	4,347,256
Les Enphants Co Ltd	8,606,563	—	—	62,383	6,100,033
Millenium Information Technology	787,470	—	—	60,200	787,469
Pumyang Construction Co Ltd	13,435,930	—	—	—	4,459,475
Star Block Co Ltd (Foreign Registered)	987	—	—	—	876
Totals	$144,670,546	$—	$31,291,491	$276,845	$43,254,941

* No longer an affiliate as of November 30, 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
1/29/09	HUF	10,299,885,420	$50,040,529	$(3,939,529)

Notes to Schedule of Investments:

ADR - American Depositary Receipt
CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt
*	Non-income producing security.
(a)	Affiliated company.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)	Direct placement securities are restricted as to resale.
(d)	Bankrupt issuer.
(e)	The Fund is committed to additional capital contributions in the amount of $9,078,481 to this investment.
(f)

Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

(g)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(h)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 62.91% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$2,401,186,530	$22,952,819
Level 2 – Other Significant Observable Inputs	4,243,064,899	—
Level 3 – Significant Unobservable Inputs	159,678,455	—
Total	$6,803,929,884	$22,952,819

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(3,939,529)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(3,939,529)

**Other financial instruments include forward currency contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$285,092,634	$—
Realized gain (loss)	33,178,674	—
Change in unrealized appreciation/depreciation	(262,424,886)	—
Net purchases (sales)	89,515,135	—
Net transfers in and/or out of Level 3	14,316,898	—
Balance as of November 30, 2008	$159,678,455	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Currency Abbreviations:

HUF - Hungarian Forint

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%

	Australia — 2.0%
325,560	Aristocrat Leisure Ltd	842,881
808,900	Australia and New Zealand Banking Group Ltd	7,913,904
282,700	Billabong International Ltd	1,977,877
1,168,594	Brambles Ltd	5,585,259
915,506	Coca Cola Amatil Ltd	5,212,993
118,000	Commonwealth Bank of Australia	2,653,976
711,402	Consolidated Media Holdings Ltd	1,053,368
1,233,724	Crown Ltd	3,785,252
159,400	CSL Ltd	3,651,468
2,098,200	Fairfax Media Ltd	1,871,550
1,221,300	Foster’s Group Ltd	4,408,773
515,800	Goodman Group	329,842
2,377,896	Insurance Australia Group Ltd	5,748,969
1,170,600	Metcash Ltd	3,063,292
658,985	QBE Insurance Group Ltd	10,328,167
590,886	SP AusNet	400,576
811,351	TABCORP Holdings Ltd	3,749,539
3,106,560	Tatts Group Ltd	5,163,093
3,974,829	Telstra Corp Ltd	10,616,345
	Total Australia	78,357,124

	Austria — 0.3%
26,240	Flughafen Wien AG	1,031,936
120,190	OMV AG	3,045,405
344,850	Telekom Austria AG	4,603,793
114,520	Wienerberger AG	1,624,299
	Total Austria	10,305,433

	Belgium — 0.9%
219,170	Belgacom SA	7,941,800
399,012	Compagnie d’Entreprises CFE	16,870,112
56,875	Groupe Bruxelles Lambert SA	4,204,609
46,000	Solvay SA	3,293,411
106,000	UCB SA	3,185,571
	Total Belgium	35,495,503

	Brazil — 0.2%
982,000	Hypermarcas SA *	5,388,647
230,300	Sul America SA	1,849,639
132,973	Totvs SA	2,251,383
	Total Brazil	9,489,669

	Canada — 0.0%
220,100	KAP Resources Ltd (a) (b) *	1,780

	Finland — 2.8%
492,700	Fortum Oyj	9,898,546
536,000	KCI Konecranes Oyj	7,960,721
2,091,100	Nokia Oyj	29,617,499
1,528,498	Nokian Renkaat Oyj	17,945,478
310,500	Outokumpu Oyj	3,132,839
354,207	Poyry Oyj	3,714,994
790,000	Stora Enso Oyj-Class R	6,432,008
1,581,900	UPM-Kymmene Oyj	22,814,848

531,800	Uponor Oyj	4,926,662
1,148,159	YIT Oyj	6,802,885
	Total Finland	113,246,480

	France — 8.9%
82,828	Accor SA	3,195,940
221,742	Arcelor Mittal	5,340,510
675,212	AXA	12,827,020
462,761	BNP Paribas	25,634,943
144,500	Carrefour SA	5,473,587
56,414	Casino Guichard-Perrachon SA	3,453,011
80,418	Compagnie Generale des Etablissements Michelin-Class B	3,860,321
146,845	Essilor International SA	5,891,644
1,558,311	France Telecom SA	40,073,681
974,324	GDF Suez	39,084,177
131,586	GDF Suez VVPR Strip *	1,671
217,453	Groupe Danone	12,529,147
10,837	Guyenne et Gascogne SA	712,455
73,949	Imerys SA	2,785,429
120,055	L’Oreal SA	9,726,145
74,021	Lafarge SA	4,091,200
82,814	Neopost SA	5,934,475
72,938	Pernod-Ricard SA	4,299,844
73,767	Peugeot SA	1,341,543
50,931	Renault SA	1,126,197
632,247	Sanofi-Aventis	34,939,657
166,651	Schneider Electric SA	10,517,142
96,277	Societe BIC SA	4,895,319
174,034	Societe Generale	7,458,058
318,721	Suez Environnement SA *	5,456,591
61,408	Technip SA	1,878,887
107,496	Thales SA	4,030,254
1,222,267	Total SA	64,192,372
52,993	Unibail-Rodamco (REIT)	7,118,618
811,726	Vivendi Universal SA	23,046,189
88,966	Wendel Investissement	4,074,205
	Total France	354,990,232

	Germany — 8.7%
308,864	Adidas AG	9,594,991
255,376	Allianz SE (Registered)	21,150,230
78,841	Axel Springer AG	4,513,951
277,400	BASF AG	8,843,028
533,599	Bayer AG	27,568,731
146,400	Bayerische Motoren Werke AG	3,658,277
394,501	Commerzbank AG	3,614,975
59,520	Continental AG	4,309,578
293,481	Daimler AG (Registered)	9,189,795
64,500	Deutsche Bank AG (Registered)	2,292,072
1,140,184	Deutsche Post AG (Registered)	16,348,944
2,719,938	Deutsche Telekom AG (Registered)	37,619,040
897,664	E.ON AG	31,386,352
103,600	Fraport AG	3,577,584
291,400	Fresenius Medical Care AG & Co	12,686,773
265,918	Heidelberger Druckmaschinen AG	1,502,895
1,054,500	Infineon Technologies AG *	2,477,645
221,200	MAN AG	10,015,335
124,700	Merck KGaA	10,435,344
53,200	Metro AG	1,628,356

200,774	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	27,274,053
26,880	Puma AG Rudolf Dassler Sport	4,574,960
384,200	RWE AG	32,243,948
914,083	SAP AG	31,159,391
482,137	Siemens AG (Registered)	28,822,754
	Total Germany	346,489,002

	Greece — 0.3%
504,532	EFG Eurobank Ergasias	4,222,746
227,542	OPAP SA	5,633,421
240,000	Piraeus Bank SA	2,366,774
	Total Greece	12,222,941

	Hong Kong — 2.6%
2,174,500	Cheung Kong Holdings Ltd	20,622,267
1,750,000	CLP Holdings Ltd	12,456,827
1,586,200	Esprit Holdings Ltd	7,522,123
11,192,000	Foxconn International Holdings Ltd *	2,918,554
3,053,300	Great Eagle Holdings Ltd	2,810,382
575,200	Hang Seng Bank Ltd	7,381,886
4,179,000	Hutchison Telecommunications International Ltd	1,164,600
8,028,367	Link REIT	15,373,517
17,511,606	New World Development Co Ltd	13,927,995
11,611,000	Shun Tak Holdings Ltd	2,272,211
6,820,000	Wharf Holdings Ltd (The)	16,326,169
	Total Hong Kong	102,776,531

	India — 0.1%
900,000	Satyam Computer Services Ltd	4,405,344

	Indonesia — 0.1%
8,056,000	Telekomunikasi Indonesia Tbk PT	3,889,653

	Ireland — 0.1%
130,518	CRH Plc	2,856,418
8,800	DCC Plc	117,715
19,600	FBD Holdings Plc	166,243
	Total Ireland	3,140,376

	Italy — 5.3%
820,900	Alleanza Assicurazioni SPA	5,550,196
781,844	Assicurazioni Generali SPA	18,875,178
2,356,848	Banca Monte dei Paschi di Siena SPA	4,334,320
403,600	Banca Popolare di Milano Scarl	2,129,513
342,454	Buzzi Unicem SPA	4,086,202
4,661,135	Enel SPA	29,142,950
2,401,621	ENI SPA	54,491,749
1,078,310	Fiat SPA	7,954,374
1,042,556	Finmeccanica SPA	13,036,012
265,146	Grouppo Editoriale L’Espresso	415,750
3,149,828	Intesa San Paolo	9,483,841
1,235,623	Intesa Sanpaolo-Di RISP	2,649,925
652,970	Italcementi SPA-Di RISP	3,832,382
560,000	Mediaset SPA	3,030,969
347,400	Mediobanca SPA	3,581,742
2,551,000	Pirelli & Co SPA	878,660
1,329,200	Snam Rete Gas SPA	6,957,037
15,304,398	Telecom Italia SPA	20,836,840
15,704,376	Telecom Italia SPA-Di RISP	13,451,139

3,619,582	UniCredit SPA	8,272,852
	Total Italy	212,991,631

	Japan — 25.4%
927,000	Asahi Breweries	16,226,325
838,100	Astellas Pharma Inc	34,309,504
1,014,600	Bridgestone Corp	17,063,865
1,067,800	Canon Inc	32,228,429
1,478,000	Chiba Bank Ltd	7,032,284
3,457,000	Chuo Mitsui Trust Holdings Inc	12,959,929
780,600	Daiichi Sankyo Co Ltd	16,008,324
652,600	Denso Corp	10,841,141
7,929	East Japan Railway Co	61,346,478
4,567	Fuji Media Holdings Inc	6,386,974
4,141,000	Hitachi Ltd	19,252,018
343,400	Hokkaido Electric Power Co Inc	8,040,560
1,920,000	Honda Motor Co Ltd	43,000,945
1,545,000	Itochu Corp	7,842,858
650	Japan Real Estate Investment Corp	5,764,818
6,407	Japan Tobacco Inc	23,579,668
720,800	JSR Corp	7,841,829
6,242	Jupiter Telecommunications Co Ltd	4,808,729
1,889,000	Kansai Electric Power Co Inc	51,262,472
1,115,000	Kao Corp	31,951,131
3,997	KDDI Corp	26,056,899
828,300	Kirin Holdings Co Ltd	10,090,680
473,700	Kyushu Electric Power Co Inc	11,223,974
413,500	Lawson Inc	20,702,173
209,400	Miraca Holdings Inc	4,238,865
1,105,900	Mitsubishi Corp	13,759,652
4,770,000	Mitsubishi Electric Corp	25,758,140
1,210,000	Mitsui OSK Lines Ltd	6,444,178
116,800	Nihon Kohden Corp	2,085,982
69,300	Nintendo Co Ltd	21,549,034
665	Nippon Building Fund Inc	6,602,338
2,180,000	Nippon Express Co Ltd	9,799,357
1,625,000	Nippon Oil Corp	6,122,078
3,607	Nippon Paper Group Inc	12,034,347
2,681,000	Nippon Steel Corp	8,392,919
931	Nomura Real Estate Office Fund (REIT)	5,428,348
355,700	Nomura Research Institute	6,701,257
5,824	NTT Data Corp	21,004,434
43,017	NTT Docomo Inc	71,970,914
18,020	ORIX Corp	1,123,170
629	ORIX JREIT Inc (REIT)	2,935,167
2,950,000	Panasonic Corp	35,829,014
1,363,000	Sekisui Chemical Co Ltd	7,575,276
896,400	Seven & I Holdings Co Ltd	25,356,009
5,432	Seven Bank Ltd	19,231,425
767,000	Shionogi & Co Ltd	16,759,024
903,000	Shiseido Co Ltd	16,821,514
665,000	Sompo Japan Insurance Inc	3,839,733
3,212	Sony Financial Holdings Inc	9,532,530
1,174,000	Sumitomo Chemical Co Ltd	4,111,772
2,093,800	Sumitomo Electric Industries Ltd	15,808,451
3,530	Sumitomo Mitsui Financial Group Inc	12,809,356
585,000	Takeda Pharmaceutical Co Ltd	28,395,194
440,000	Tohoku Electric Power Co Inc	10,692,925
2,224,000	Tokyo Gas Co Ltd	10,040,453

1,632,900	Toyota Motor Corp	52,352,635
135,000	Unicharm Corp	9,307,800
5,656	West Japan Railway Co	25,112,631
	Total Japan	1,015,347,929

	Malaysia — 0.1%
3,046,600	IJM Corp Berhad	2,117,192

	Netherlands — 2.6%
110,907	Hal Trust (Participating Units)	6,887,239
352,100	Heineken NV	9,711,687
1,108,322	ING Groep NV	9,350,989
596,500	Koninklijke Ahold NV	6,647,655
225,000	Koninklijke DSM NV	5,214,971
1,788,700	Koninklijke KPN NV	24,696,750
461,832	Philips Electronics NV	7,534,642
547,518	Reed Elsevier NV	6,471,371
343,549	TomTom NV*	2,012,808
1,091,745	Unilever NV	25,477,683
	Total Netherlands	104,005,795

	New Zealand — 0.0%
171,477	Air New Zealand	84,244
524,383	Telecom Corp of New Zealand	715,824
	Total New Zealand	800,068

	Norway — 1.3%
827,200	DnB NOR ASA	3,130,289
6,800,800	DNO International ASA*	6,321,232
6,309,020	Prosafe ASA*	23,625,383
6,098,520	Prosafe Production Public Ltd*	7,898,406
899,300	Telenor ASA	4,862,178
361,800	Yara International ASA	5,987,270
	Total Norway	51,824,758

	Philippines — 0.0%
36,000,000	Alliance Global Group Inc*	1,325,844

	Singapore — 0.9%
1,914,880	DBS Group Holdings Ltd	11,981,398
2,117,800	Keppel Corp Ltd	5,927,881
8,599,000	People’s Food Holdings Ltd	3,532,224
1,161,300	Singapore Airlines Ltd	8,036,434
4,594,000	Singapore Technologies Engineering Ltd	7,192,232
	Total Singapore	36,670,169

	South Korea — 0.6%
73,800	KB Financial Group Inc*	1,517,195
81,500	Samsung Card Co Ltd	1,980,680
58,500	Samsung Electronics Co Ltd	19,375,595
	Total South Korea	22,873,470

	Spain — 2.3%
71,540	ACS Actividades de Construccion y Servicios SA	2,836,266
661,492	Banco Bilbao Vizcaya Argentaria SA	6,863,005
1,469,932	Banco Santander SA	12,074,092
119,000	Gas Natural SDG SA	3,299,434
4,170	Grupo Ferrovial SA	105,088

1,737,272	Iberdrola SA	12,893,670
40,900	Inditex SA	1,373,630
522,000	Mapfre SA	1,645,747
89,750	Red Electrica de Espana	3,974,088
329,729	Repsol YPF SA	6,350,892
22,723	Tecnicas Reunidas SA	529,078
1,639,361	Telefonica SA	33,212,355
378,204	Union Fenosa SA	8,242,360
	Total Spain	93,399,705

	Switzerland — 4.7%
59,270	Baloise Holding Ltd	3,313,685
140,670	Bank Sarasin & Cie AG Class B (Registered)	3,459,936
2,752	Banque Cantonale Vaudoise	768,295
2,537	Belimo Holding AG (Registered)	1,596,842
20,080	Bobst Group AG (Registered)	608,003
89,240	Energiedienst Holding AG (Registered)*	3,822,833
5,860	Forbo Holdings AG (Registered)*	1,133,758
37,120	Geberit AG (Registered)	3,417,468
117,230	Holcim Ltd	5,218,181
860	Jelmoli Holding AG (Bearer)	1,293,538
4,726	Jelmoli Holding AG (Registered)	1,461,941
1,172,260	Nestle SA (Registered)	42,461,916
1,025,730	Novartis AG (Registered)	47,870,752
205,150	Roche Holding AG (Non Voting)	28,743,917
494	Swiss National Insurance Co (Registered)	251,000
113,220	Swiss Reinsurance Co (Registered)	4,626,579
48,840	Swisscom AG (Registered)	13,989,505
18,501	Valora Holding AG	2,313,324
122,849	Zurich Financial Services AG	23,963,869
	Total Switzerland	190,315,342

	Taiwan — 0.4%
4,630,022	Asustek Computer Inc	5,308,621
4,916,314	Chinatrust Financial Holding Co Ltd	1,671,110
2,010,856	E.Sun Financial Holdings Co Ltd	528,160
933,800	Hon Hai Precision Industry Co Ltd	1,817,977
678,000	Taiwan Semiconductor Manufacturing Co Ltd	845,786
697,728	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	4,988,755
	Total Taiwan	15,160,409

	Thailand — 0.0%
23,517,700	Charoen Pokphand Foods Pcl (Foreign Registered)	1,864,641

	United Kingdom — 26.3%
488,843	Anglo American Plc	11,659,529
870,045	Associated British Foods Plc	9,108,605
1,045,500	AstraZeneca Plc	39,494,753
3,052,504	Aviva Plc	18,985,804
6,075,910	BAE Systems Plc	33,325,065
3,996,536	Barclays Plc	10,617,387
72,600	Berkeley Group Holdings Plc (Unit Shares)*	946,924
2,864,646	BG Group Plc	40,958,289
1,482,318	BHP Billiton Plc	26,872,793
14,983,440	BP Plc	121,665,773
529,100	British American Tobacco Plc	13,876,480
540,000	British Energy Group Plc	6,237,411
798,876	British Sky Broadcasting Group Plc	5,418,335
3,892,101	BT Group Plc	8,070,095

889,465	Bunzl Plc	8,713,287
510,720	Cadbury Plc	4,332,767
289,700	Capita Group Plc	3,116,643
3,832,857	Centrica Plc	14,025,957
2,854,700	Cobham Plc	7,833,767
2,052,700	Compass Group Plc	9,732,885
1,324,810	Diageo Plc	18,506,537
446,734	Experian Plc	2,721,648
581,981	Filtrona Plc	1,076,060
340,045	Fresnillo Plc	808,913
4,321,699	GlaxoSmithKline Plc	74,887,027
19,400	Go-Ahead Group Plc	375,094
1,216,971	Group 4 Securicor Plc	3,819,972
641,734	HBOS Plc	907,605
409,000	Home Retail Group Plc	1,286,464
5,947,430	HSBC Holdings Plc	65,003,416
465,670	ICAP Plc	2,113,265
1,454,077	Imperial Tobacco Group Plc	36,367,972
1,591,800	International Power Plc	6,341,070
1,043,611	J Sainsbury Plc	4,634,083
2,266,250	John Wood Group Plc	7,479,866
220,270	Johnson Matthey Plc	2,950,504
845,000	Lamprell Plc	1,229,847
395,100	Land Securities Group Plc	5,769,375
5,181,881	Legal & General Group Plc	5,429,285
1,334,865	Lloyds TSB Group Plc	3,452,683
39,930	Lonmin Plc	525,742
937,100	Marks & Spencer Group Plc	3,278,193
1,173,630	Misys Plc	1,753,718
66,744	Mondi Ltd	210,604
68,761	Mondi Plc	176,857
2,594,467	National Grid Plc	27,110,217
418,532	Next Plc	7,182,156
752,000	Pearson Plc	7,207,695
174,110	Persimmon Plc	585,014
1,540,917	Prudential Plc	8,093,326
450,467	Reckitt Benckiser Group Plc	19,184,636
936,603	Reed Elsevier Plc	7,807,701
236,728	Rio Tinto Plc	5,899,110
696,700	Rolls-Royce Group Plc*	3,367,600
39,851,240	Rolls-Royce Group Plc-Class C*	61,403
5,563,111	Royal Bank of Scotland Group Plc	4,784,690
2,167,000	Royal Dutch Shell Plc A Shares (London)	58,316,129
2,149,097	Royal Dutch Shell Plc B Shares (London)	56,534,645
1,526,308	RSA Insurance Group Plc	3,607,562
657,100	SABMiller Breweries Plc	10,680,133
720,000	Sage Group Plc	1,850,883
175,105	Schroders Plc	2,295,285
718,960	Scottish & Southern Energy Plc	12,254,302
463,626	Segro Plc	1,593,440
612,668	Serco Group Plc	3,765,234
535,575	Severn Trent (Ordinary Shares)	9,461,243
650,100	Shire Plc	8,976,202
105,800	Smiths Group Plc	1,369,486
290,400	Stagecoach Group Plc	783,661
3,847,877	Tesco Plc	17,573,582
195,564	Travis Perkins Plc	816,259
1,003,839	Unilever Plc	23,092,766
41,734,785	Vodafone Group Inc	82,014,542
68,539	WH Smith Plc	377,559

2,987,536	William Morrison Supermarkets Plc	11,205,098
159,728	Wolseley Plc	753,241
348,400	WPP Plc	1,948,584
298,964	Xstrata Plc	4,317,568
	Total United Kingdom	1,050,969,301

	TOTAL COMMON STOCKS (COST $5,094,796,684)	3,874,476,322

	PREFERRED STOCKS — 0.1%

	Brazil — 0.0%
411,300	Randon Participacoes SA 1.35%	1,203,483

	Germany — 0.1%
46,576	Volkswagen AG 5.93%	1,892,923

	Italy — 0.0%
198,933	Fiat SPA 13.19%	784,291
92,171	IFI Istituto Finanziario Industries*	550,963
	Total Italy	1,335,254

	TOTAL PREFERRED STOCKS (COST $6,808,576)	4,431,660

	RIGHTS AND WARRANTS — 0.0%

	Malaysia — 0.0%
304,660	IJM Land Berhad Warrants, Expires 09/11/13*	16,816

	United Kingdom— 0.0%
7,702,769	Royal Bank of Scotland Rights, Expires 11/25/08(c)*	—
	TOTAL RIGHTS AND WARRANTS (COST $8,700)	16,816

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.4%

24,000,000	BNP Paribas Time Deposit, 0.38%, due 12/01/08	24,000,000
1,566	Brown Brothers Harriman Time Deposit, 0.62%, due 12/01/08	1,566
24,000,000	Royal Bank of Scotland Time Deposit, 0.13%, due 12/01/08	24,000,000
9,400,000	Societe Generale Time Deposit, 0.50%, due 12/01/08	9,400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $57,401,566)	57,401,566

	TOTAL INVESTMENTS — 98.4% (Cost $5,159,015,526)	3,936,326,364

	Other Assets and Liabilities (net) — 1.6%	63,927,947

	TOTAL NET ASSETS — 100.0%	$4,000,254,311

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,215,036,115	$203,114,127	$(1,481,823,878)	$(1,278,709,751)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Bankrupt issuer.
(c)	As of November 30, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 87.66% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$429,603,784	$54,084,024
Level 2 – Other Significant Observable Inputs	3,506,720,800	—
Level 3 – Significant Unobservable Inputs	1,780	—
Total	$3,936,326,364	$54,084,024

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$678,951	$—
Realized gain (loss)	(261,458)	—
Change in unrealized appreciation/depreciation	175,629	—
Net purchases (sales)	(591,342)	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$1,780	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.5%

	Australia — 1.9%
235,814	Australian Vintage Ltd*	69,661
200,900	Billabong International Ltd	1,405,573
359,197	Consolidated Rutile Ltd	73,429
344,215	Fairfax Media Ltd	307,032
232,073	Goodman Group	148,405
397,700	Insurance Australia Group Ltd	961,508
425,860	Iress Market Technology Ltd	1,165,934
322,000	Metcash Ltd	842,628
866,100	Tatts Group Ltd	1,439,456
133,600	West Australian Newspapers Holdings Ltd	447,236
	Total Australia	6,860,862

	Austria — 0.3%
3,112	Agrana Beteiligungs AG	159,470
17,607	Flughafen Wien AG	692,428
29,800	Wienerberger AG	422,669
	Total Austria	1,274,567

	Belgium — 0.5%
86,840	AGFA-Gevaert NV*	259,052
14,000	Bekaert NV	901,823
22,954	Omega Pharma SA	839,039
	Total Belgium	1,999,914

	Brazil — 0.4%
465,000	Cia Hering	1,352,536
230,000	JHSF Participacoes SA	164,753
	Total Brazil	1,517,289

	Canada — 2.7%
315,600	Air Canada Class A*	561,657
199,800	Flint Energy Services Ltd*	971,362
350,800	Gammon Gold Inc*	1,106,714
93,900	ING Canada Inc	2,453,462
90,600	KAP Resources Ltd (a) (b)*	733
291,800	Kingsway Financial Services Inc	1,352,543
246,000	Linamar Corp	873,597
96,000	Penn West Energy Trust	1,504,999
45,000	TransCanada Corp	1,190,341
	Total Canada	10,015,408

	China — 0.4%
5,874,000	Uni-President China Holding Ltd*	1,339,883

	Finland — 3.0%
53,200	Atria Group Plc	795,645
43,000	Elisa Oyj	619,771
143,072	Hk-Ruokatalo Oyj Class A	899,385
170,086	KCI Konecranes Oyj	2,526,133
1,147,961	M-real Oyj B shares	1,452,136
68,383	Marimekko Oyj	786,573
248,429	Nokian Renkaat Oyj	2,916,704
26,600	Outokumpu Oyj	268,385
47,700	Uponor Oyj	441,899

98,905	YIT Oyj	586,016
	Total Finland	11,292,647

	France — 7.7%
116,288	Boursorama*	779,945
65,100	Cap Gemini SA	2,098,532
3,200	Casino Guichard-Perrachon SA	195,867
19,771	Christian Dalloz	1,337,073
6,450	Damartex SA	98,802
87,000	Essilor International SA	3,490,572
57,808	Eurazeo	3,004,249
5,400	Gaumont SA	320,440
7,557	Guyenne et Gascogne SA	496,819
46,712	Klepierre	949,593
30,701	Lisi	1,140,093
60,579	Neopost SA	4,341,108
11,272	Societe BIC SA	573,138
44,600	Sodexo	2,250,996
120,094	TF1 SA	1,651,469
21,000	Thales SA	787,335
38,672	Virbac SA	2,496,446
71,141	Zodiac SA	2,538,186
	Total France	28,550,663

	Germany — 5.4%
27,964	Adidas AG	868,713
7,827	Axel Springer AG	448,126
41,700	Beiersdorf AG	2,303,807
119,755	Cat Oil AG*	313,315
24,800	Celesio AG	629,630
41,200	Commerzbank AG	377,533
16,900	Continental AG	1,223,654
170,300	Francotyp-Postalia Holdings AG	190,335
35,900	Fraport AG	1,239,722
40,900	Fresenius Medical Care AG & Co	1,780,676
108,500	Gagfah SA	321,075
68,100	Gerresheimer AG	2,343,890
21,515	Grenkeleasing AG	546,502
65,220	Heidelberger Druckmaschinen AG	368,605
523,600	Infineon Technologies AG*	1,230,247
17,900	MAN AG	810,463
55,446	Nemetschek AG	534,482
258,500	Patrizia Immobilien AG*	311,893
4,788	Puma AG Rudolf Dassler Sport	814,915
42,600	Rheinmetall AG	992,270
219,300	Symrise AG	2,581,899
	Total Germany	20,231,752

	Greece — 0.5%
57,645	Bank of Cyprus Public Co Ltd	228,707
75,000	Metka SA	678,264
64,600	Mytilineos Holdings SA	366,053
43,100	Piraeus Bank SA	425,033
	Total Greece	1,698,057

	Hong Kong — 1.7%
3,498,686	Hong Kong & Shanghai Hotels	2,564,097
1,801,307	Industrial & Commercial Bank of China	1,698,225
3,000,000	Ming An Holdings Co Ltd (The)	210,403

10,972,000	TPV Technology Ltd	1,997,110
	Total Hong Kong	6,469,835

	India — 0.0%
100,000	Welspun Gujarat Stahl Ltd	163,069

	Indonesia — 0.1%
1,600,000	United Tractors Tbk PT	535,072

	Ireland — 0.4%
14,051	CRH Plc	307,510
40,500	DCC Plc	541,755
25,000	Kerry Group Plc	521,492
	Total Ireland	1,370,757

	Italy — 5.9%
255,300	Arnoldo Mondadori Editore SPA	944,879
77,000	Banco Popolare Scarl	706,072
112,900	Brembo SPA	695,421
128,900	Buzzi Unicem SPA	1,538,050
351,300	Campari	1,943,064
227,616	Finmeccanica SPA	2,846,087
212,016	Grouppo Editoriale L’Espresso	332,442
883,700	IFIL SPA	2,571,176
255,700	Indesit Company SPA	1,395,653
446,925	Intesa San Paolo	1,345,650
71,900	Italcementi SPA	796,262
92,742	Mediaset SPA	501,961
50,000	Saipem SPA	776,464
450,800	Snam Rete Gas SPA	2,359,489
1,408,664	Telecom Italia SPA-Di RISP	1,206,551
137,600	Unione di Banche Italiane ScpA	1,983,408
	Total Italy	21,942,629

	Japan — 24.2%
500,000	Capcom	10,154,849
1,400,000	Daicel Chemical Industries Ltd	6,255,333
85,000	Diamond Lease Co Ltd	1,422,581
230,000	Hisamitsu Pharmaceutical Co Inc	9,271,266
370,000	Hitachi Chemical Co Ltd	3,571,250
250,000	Hitachi Transport System Ltd	3,621,824
430,000	Izumi Co Ltd	5,957,334
250	Japan Retail Fund Investment Corp	941,921
540,000	Keiyo Bank Ltd (The)	2,643,052
225,000	KOSE Corp	5,345,695
20,000	Micronics Japan Co Ltd	161,011
105,000	Musashi Seimitsu Industry Co Ltd	1,071,259
380,000	Nabtesco Corp	2,397,585
535,000	NHK Spring Co Ltd	1,927,147
220,000	Nippon System Development Co Ltd	1,974,381
500,000	Rohto Pharmaceutical Co Ltd	6,526,429
550	Seven Bank Ltd	1,947,217
140,000	Shimachu Co Ltd	3,379,814
480,000	Shimadzu Corp	3,215,019
1,300,000	Snow Brand Milk Products Co Ltd	4,631,604
255,000	Sumitomo Rubber Industries	2,332,480
50,000	Taiyo Ink Manufacturing Co Ltd	829,592
440,000	Toyo Suisan Kaisha Ltd	10,284,682

125	USJ Co Ltd	46,127
	Total Japan	89,909,452

	Malaysia — 0.2%
1,931,200	Eastern & Oriental Berhad	279,754
600,000	IJM Corp Berhad	416,961
	Total Malaysia	696,715

	Mexico — 0.5%
2,535,000	Genomma Lab Internacional SA Class B*	1,886,380

	Netherlands — 1.5%
86,600	Imtech NV	1,330,207
55,600	Koninklijke DSM NV	1,288,677
30,509	Koninklijke Ten Cate NV	543,607
34,621	Randstad Holdings NV	647,649
76,600	SBM Offshore NV	1,197,608
103,400	TomTom NV*	605,807
	Total Netherlands	5,613,555

	New Zealand — 0.1%
413,300	Air New Zealand	203,048

	Norway — 1.8%
1,228,334	Ability Drilling ASA*	350,548
2,055,000	DNO International ASA*	1,910,089
950,000	Dockwise Ltd*	731,640
708,085	Prosafe ASA*	2,651,565
869,085	Prosafe Production Public Ltd*	1,125,582
	Total Norway	6,769,424

	Philippines — 0.4%
12,800,000	Aboitiz Power Corp	942,901
5,100,000	Alliance Global Group Inc*	187,828
23,400,000	Pepsi-Cola Products Philippines Inc	307,795
	Total Philippines	1,438,524

	Singapore — 0.9%
14,725,000	Anwell Technologies Ltd*	197,533
490,000	Banyan Tree Holdings Inc	129,976
3,039,000	Chemoil Energy Ltd	457,673
2,815,000	Financial One Corp	409,810
2,950,000	First Ship Lease Trust	880,955
2,522,000	LMA International NV*	215,826
934,000	People’s Food Holdings Ltd	383,661
1,703,000	Petra Foods Ltd	423,260
298,000	SembCorp Marine Ltd	317,348
	Total Singapore	3,416,042

	South Korea — 2.4%
15,020	Asia Cement Co Ltd	398,214
15,000	Cheil Industries Inc	407,967
227,549	Handsome Corp	1,136,539
2,920	Hite Brewery Co Ltd*	358,788
49,900	Korea Electric Terminal Co	386,540
220,963	Kortek Corp	695,142
17,100	Nong Shim Co Ltd	2,623,128
14,580	Pulmuone Holdings Co Ltd	433,214

76,200	Pusan Bank	314,823
52,200	Samsung Card Co Ltd	1,268,607
39,700	Samsung Techwin Co Ltd	804,844
	Total South Korea	8,827,806

	Spain — 1.3%
5,350	ACS Actividades de Construccion y Servicios SA	212,105
159,000	Mapfre SA	501,291
26,000	Red Electrica de Espana	1,151,268
37,000	Tecnicas Reunidas SA	861,502
96,592	Union Fenosa SA	2,105,070
	Total Spain	4,831,236

	Sweden — 1.9%
74,850	Autoliv Inc SDR	1,425,854
170,268	B&B Tools AB	1,274,984
131,000	Getinge AB Class B	1,574,533
216,100	SAAB AB Class B	1,500,977
2,322,000	Trigon Agri A/S*	1,392,544
	Total Sweden	7,168,892

	Switzerland — 4.8%
165,080	Bank Sarasin & Cie AG Class B (Registered)	4,060,328
71,306	Charles Voegele Holding AG*	2,073,898
12,970	Geberit AG (Registered)	1,194,088
14,910	Helvetia Patria Holding (Registered)	2,532,703
2,770	Jelmoli Holding AG (Registered)	856,872
170,539	Kardex AG*	4,212,314
6,470	Swisscom AG (Registered)	1,853,237
7,760	Valora Holding AG	970,293
	Total Switzerland	17,753,733

	Taiwan — 0.9%
67,000	104 Corp	121,025
1,434,840	Advanced Semiconductor Engineering Inc	491,804
230,290	Catcher Technology Co Ltd	397,844
4,104,280	Gold Circuit Electronics Ltd	855,600
2,243,322	Tsann Kuen Enterprises Co Ltd	844,813
1,339,019	Yulon Motor Co Ltd	566,781
	Total Taiwan	3,277,867

	Thailand — 0.2%
9,520,000	Home Product Center Pcl (Foreign Registered)	765,975

	United Kingdom — 22.5%
145,000	AMEC Plc	1,179,547
150,000	Aquarius Platinum Ltd	342,982
488,989	Balfour Beatty Plc	2,311,913
100,000	Berkeley Group Holdings Plc (Unit Shares)*	1,304,303
309,526	Bodycote International Plc	497,187
142,613	Bovis Homes Group Plc	693,142
483,333	Brit Insurance Holdings Plc	1,518,185
438,800	British Airways Plc	1,055,735
135,000	British Energy Group Plc	1,559,353
200,000	Carillion Plc	670,957
250,400	Catlin Group Ltd	1,667,498
333,200	Centrica Plc	1,219,312
123,888	Chemring Group	3,581,930

468,000	Cobham Plc	1,284,269
242,000	Compass Group Plc	1,147,444
50,000	Connaught Plc	286,173
134	Consort Medical Plc	863
200,000	Davis Service Group (Ordinary)	715,732
84,828	De La Rue Plc	1,114,949
3,300,000	Dimension Data Holdings Plc	1,818,267
52,160	DS Smith Plc	45,657
11,400	Experian Plc	69,452
95,200	Filtrona Plc	176,021
1,253,000	Galliford Try Plc	585,944
135,027	Go-Ahead Group Plc	2,610,710
621,109	Group 4 Securicor Plc	1,949,610
1,128,160	Hays Plc	1,280,930
86,000	Homeserve Plc	1,269,925
311,049	ICAP Plc	1,411,577
143,466	Inmarsat Plc	964,717
126,277	Intermediate Capital Group Plc	1,540,411
116,050	International Personal Finance	250,763
117,207	Interserve Plc	374,946
725,000	John Wood Group Plc	2,392,897
115,000	Johnson Matthey Plc	1,540,419
104,929	Kazakhmys Plc	420,532
137,649	Kier Group Plc	1,891,415
97,000	Lamprell Plc	141,178
15,000	Lonmin Plc	197,499
544,498	Mitie Group Plc	1,787,745
207,142	N Brown Group	612,764
101,000	Next Plc	1,733,196
275,000	Northumbrian Water Group Plc	1,112,265
497,357	Pennon Group Plc	3,487,251
196,076	Petrofac Ltd	1,025,737
305,555	Playtech Ltd	1,439,798
57,500	Provident Financial Plc	763,795
472,187	PZ Cussons Plc	898,010
600,000	Qinetiq Plc	1,608,133
200,000	Record Plc	182,616
750,000	RM Plc	1,854,160
1,091,496	RSA Insurance Group Plc	2,579,846
1,000,000	Sage Group Plc	2,570,671
275,000	Savills Plc	1,016,377
22,000	Schroders Plc	288,377
195,858	Segro Plc	673,146
419,930	Serco Group Plc	2,580,736
90,000	Severn Trent (Ordinary Shares)	1,589,902
69,000	Shire Plc	952,712
110,288	Smith News Plc	107,363
23,796	Soco International Plc*	545,676
787,500	Spice Plc	1,029,553
250,000	Stagecoach Group Plc	674,639
307,600	Total Produce	92,799
110,181	Travis Perkins Plc	459,881
636,129	TT Group Plc	240,528
130,700	Ultra Electronics Holdings	2,316,846
221,206	United Business Media Ltd	1,460,270
59,135	Venture Production (Ordinary Shares)	369,317
235,661	VT Group Plc	1,835,612
177,097	WH Smith Plc	975,569
386,882	William Morrison Supermarkets Plc	1,451,046

33,800	Wolseley Plc	159,393
	Total United Kingdom	83,560,073
	TOTAL COMMON STOCKS (COST $517,401,948)	351,381,126

	PREFERRED STOCKS — 0.2%

	Germany — 0.1%
170,300	ProSiebenSat.1 Media AG 78.62%	361,203

	Italy — 0.0%
8,500	IFI Istituto Finanziario Industries*	50,810

	South Korea — 0.1%
88,860	Daishin Securities Co 25.85%	282,443
	TOTAL PREFERRED STOCKS (COST $5,025,014)	694,456

	RIGHTS AND WARRANTS — 0.0%

	Malaysia — 0.0%
70,000	IJM Land Berhad Warrants, Expires 09/11/13*	3,864

	Sweden — 0.0%
131,000	Getinge AB Rights, Expires 12/18/08*	23,827
	TOTAL RIGHTS AND WARRANTS (COST $35,902)	27,691

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.2%

46,642	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	46,642
2,000,000	BNP Paribas Time Deposit, 0.38%, due 12/01/08	2,000,000
2,000,000	HSBC Bank USA Time Deposit, 0.31%, due 12/01/08	2,000,000
2,000,000	Royal Bank of Scotland Time Deposit, 0.13%, due 12/01/08	2,000,000
2,000,000	Societe Generale Time Deposit, 0.50%, due 12/01/08	2,000,000
200,000	Wells Fargo Time Deposit, 0.40%, due 12/01/08	200,000
	TOTAL SHORT-TERM INVESTMENTS (COST $8,246,642)	8,246,642

	TOTAL INVESTMENTS — 96.9% (Cost $530,709,506)	360,349,915

	Other Assets and Liabilities (net) — 3.1%	11,466,259

	TOTAL NET ASSETS— 100.0%	$371,816,174

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$537,498,469	$40,782,854	$(217,931,408)	$(177,148,554)

Notes to Schedule of Investments:

SDR - Swedish Depository Receipt
*	Non-income producing security.
(a)	Bankrupt issuer.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 85.45% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$42,616,730	$5,952,491
Level 2 – Other Significant Observable Inputs	317,732,452	—
Level 3 – Significant Unobservable Inputs	733	—
Total	$360,349,915	$5,952,491

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$921	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(188)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$733	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Subsequent event

Effective January 15, 2009, the Fund instituted a fee on cash purchases and on cash redemptions of 0.50% of the amount invested or redeemed.  For a complete discussion of this fee please refer to the GMO Trust prospectus, which can be obtained at www.gmo.com.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares /
Par Value ($)	Description	Value ($)

	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
1,153,019	GMO Alpha Only Fund, Class IV	11,622,430
4,217,518	GMO Emerging Markets Fund, Class VI	32,854,462
3,139,775	GMO International Core Equity Fund, Class VI	68,415,703
1,244,793	GMO International Growth Equity Fund, Class IV	20,451,947
1,204,988	GMO International Intrinsic Value Fund, Class IV	20,557,090
16,208	GMO Short-Duration Investment Fund, Class III	121,075
2,815,322	GMO U.S. Core Equity Fund, Class VI	25,000,059
1,147	GMO U.S. Growth Fund, Class III	13,677
6,893,178	GMO U.S. Quality Equity Fund, Class VI	113,048,118
		292,084,561
	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)(b)	49

	TOTAL AFFILIATED ISSUERS (COST $434,269,507)	292,084,610

	SHORT-TERM INVESTMENTS — 0.0%
40,701	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	40,701

	TOTAL SHORT-TERM INVESTMENTS (COST $40,701)	40,701

	TOTAL INVESTMENTS — 100.0% (Cost $434,310,208)	292,125,311
	Other Assets and Liabilities (net) — (0.0)%	(37,160)

	TOTAL NET ASSETS — 100.0%	$292,088,151

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$438,866,207	$49	$(146,740,945)	$(146,740,896)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$22,706,205	$6,254,922	$16,000,000	$1,095,764	$2,443,159	$11,622,430
GMO Emerging Countries Fund, Class III	8,443,861	1,022,610	7,544,143	—	1,022,610	—
GMO Emerging Country Debt Fund, Class IV	1,702,519	—	1,711,767	—	—	—
GMO Emerging Markets Fund, Class VI	36,561,535	39,978,180	12,385,520	—	6,416,634	32,854,462
GMO International Core Equity Fund, Class VI	—	114,770,447	230,000	1,120,057	665,818	68,415,703
GMO International Growth Equity Fund, Class IV	29,271,874	7,579,339	5,081,643	505,585	873,754	20,451,947
GMO International Intrinsic Value Fund, Class IV	28,827,179	8,322,491	4,412,480	398,847	1,384,494	20,557,090
GMO Short-Duration Investment Fund, Class III	135,936	995	—	995	—	121,075
GMO SPV I, LLC	49	—	—	—	171	49
GMO U.S. Core Equity Fund, Class VI	134,495,007	6,338,864	110,470,000	838,864	—	25,000,059
GMO U.S. Growth Fund, Class III	17,965	177	—	177	—	13,677
GMO U.S. Quality Equity Fund, Class VI	94,350,851	46,262,223	3,377,189	1,426,849	534,366	113,048,118
Totals	$356,512,981	$230,530,248	$161,212,742	$5,387,138	$13,341,006	$292,084,610

Notes to Schedule of Investments:

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 40.58% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$292,125,262	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	49	—
Total	$292,125,311	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$49	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	171	—
Realized gain distributions paid	(171)	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$49	$—

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 4.9%

	Asset-Backed Securities — 4.7%

	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .65%, 5.15%, due 10/20/44	35,000

	Airlines — 0.0%
600,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR +.48%, 1.90%, due 05/15/24	240,000
298,008	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	235,427
	Total Airlines	475,427

	Auto Financing — 0.6%
1,600,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 1.66%, due 08/15/13	1,503,072
400,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 02/15/11	323,400
900,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR + .40%, 1.82%, due 02/18/14	766,800
200,000	Capital Auto Receivables Asset Trust, Series 08-1, Class A4B, Variable Rate, 1 mo. LIBOR + 1.35%, 2.77%, due 07/15/14	164,032
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, Variable Rate, 1 mo. LIBOR + 1.65%, 3.07%, due 08/15/13	655,203
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	602,385
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 1.85%, 3.62%, due 11/10/14	506,400
900,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 11/15/11	810,702
800,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 02/15/12	671,736
500,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR + .38%, 1.80%, due 07/15/12	404,250
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 2.00%, 3.42%, due 03/15/13	895,609
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 1.67%, due 06/15/13	1,210,000
300,000	Franklin Auto Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR + 1.95%, 3.40%, due 05/20/16	242,100
1,000,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, Variable Rate, 1 mo. LIBOR + 2.20%, 3.62%, due 07/15/11	919,492
1,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 06/17/13	893,730
1,000,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, Variable Rate, 1 mo. LIBOR, 1.42%, due 05/15/12	820,000
2,000,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 08/15/11	1,514,120
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 06/15/12	660,000
500,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .65%, 2.07%, due 10/15/12	402,000
1,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 1.69%, due 12/15/16	948,915
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR + 1.15%, 2.60%, due 03/20/14	338,749

600,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 11/15/12	511,284
	Total Auto Financing	15,763,979

	Bank Loan Collateralized Debt Obligations — 0.1%
572,276	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .17%, 3.37%, due 06/20/25	523,454
880,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 4.46%, due 07/05/11	715,537
	Total Bank Loan Collateralized Debt Obligations	1,238,991

	Business Loans — 0.3%
685,793	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.29%, due 08/16/19	564,408
115,451	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 1.76%, due 04/25/34	88,955
74,303	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 1.77%, due 01/25/35	56,916
388,970	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 1.79%, due 01/25/36	266,056
314,832	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.64%, due 07/25/37	262,750
1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 2.70%, due 12/25/37	747,000
170,148	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 1.57%, due 08/22/16	150,411
289,484	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 1.58%, due 03/20/17	244,035
400,000	CNH Equipment Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR + 1.95%, 3.37%, due 08/15/14	342,125
500,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .06%, 1.48%, due 07/15/12	461,641
112,830	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 1.71%, due 05/15/32	79,964
148,823	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.66%, due 11/15/33	95,746
35,563	GE Commercial Loan Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 4.58%, due 04/19/17	29,161
6,430	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 4.56%, due 04/19/15	6,365
900,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.46%, due 10/20/11	788,472
1,400,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.46%, due 07/20/12	1,134,265
300,137	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 02/25/30	171,078
258,705	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 09/25/30	139,700
219,561	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.05%, due 10/25/37	175,649
800,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .85%, 2.25%, due 10/25/37	480,000
800,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 02/25/13	692,800
700,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .06%, 1.54%, due 03/13/12	589,400
21,259	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, Variable Rate, 1 mo. LIBOR + .50%, 2.42%, due 09/15/17	18,895
	Total Business Loans	7,585,792

	CMBS — 0.3%
500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	455,352
207,163	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	203,351
700,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 1.60%, due 07/15/44	553,840
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 1.55%, due 12/15/20	869,000
900,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	777,060
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	471,172
136,977	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.45%, due 11/05/21	119,855
900,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	801,000
220,868	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.27%, due 03/06/20	200,106
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.31%, due 03/06/20	270,030
300,224	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, Variable Rate, 1 mo. LIBOR + .12%, 1.54%, due 02/15/20	210,157
1,400,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	1,222,494
110,959	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 1.50%, due 09/15/21	83,219
900,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	785,918
300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	264,084
400,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, Variable Rate, 5.74%, due 10/15/42	286,756
146,092	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	133,981
892,011	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 1.51%, due 09/15/21	651,168
	Total CMBS	8,358,543

	CMBS Collateralized Debt Obligations — 0.1%
500,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .80%, 2.95%, due 11/23/52	40,000
437,285	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	367,757
700,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 1.72%, due 08/26/30	441,070
800,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .33%, 1.73%, due 05/25/46	536,000
	Total CMBS Collateralized Debt Obligations	1,384,827

	Collateralized Loan Obligations — 0.0%
305,714	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .48%, 2.64%, due 02/25/13	282,114

	Credit Cards — 0.9%
500,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 1.58%, due 05/20/13	344,238
200,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 1.51%, due 04/20/12	182,332
800,000	Advanta Business Card Master Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 1.48%, due 04/22/13	616,000
1,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 02/15/13	1,746,727
700,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 12/15/13	606,032
300,000	American Express Issuance Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .20%, 1.62%, due 09/15/11	269,514

100,000		Bank of America Credit Card Trust, Series 06-A12, Class A12, Variable Rate, 1 mo. LIBOR + .02%, 1.44%, due 03/15/14	84,344
1,100,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 3.00%, 6.21%, due 09/15/14	965,052
500,000		Capital One Multi-Asset Execution Trust, Series 04-A2, Class A2, Variable Rate, 1 mo. LIBOR + .09%, 1.51%, due 01/17/12	489,270
400,000		Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 02/15/12	391,108
700,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 2.30%, due 06/16/14	581,182
800,000		Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 08/15/13	678,960
500,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, Variable Rate, 1 mo. LIBOR + .07%, 1.49%, due 05/15/13	441,725
200,000		Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 03/16/15	155,500
600,000		Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, Variable Rate, 1 mo. LIBOR + 1.10%, 2.52%, due 03/17/14	521,436
1,300,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 2.67%, due 09/15/17	927,862
400,000		Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 2.28%, due 08/15/13	340,360
300,000		Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 04/24/14	248,607
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, Variable Rate, 3 mo. EUR LIBOR + 0.10%, 4.17%, due 05/24/13	1,188,558
1,300,000		Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, Variable Rate, 1 mo. LIBOR + 1.10%, 2.51%, due 12/23/13	1,161,550
400,000		Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 1.48%, due 06/18/13	344,000
500,000		Discover Card Master Trust I, Series 05-4, Class A2, Variable Rate, 1 mo. LIBOR + .09%, 1.51%, due 06/16/15	370,000
1,900,000		Discover Card Master Trust I, Series 06-2, Class A2, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 01/16/14	1,578,235
100,000		Discover Card Master Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 08/15/12	91,000
400,000		Discover Card Master Trust I, Series 96-4, Class A, Variable Rate, 1 mo. LIBOR + .38%, 1.80%, due 10/16/13	351,090
1,500,000		First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 2.17%, due 11/15/12	1,370,156
700,000		GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 03/15/13	620,487
1,200,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 06/15/13	1,077,720
1,300,000		Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 04/15/13	1,125,313
600,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .55%, 1.97%, due 07/15/13	509,250
400,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 1.57%, due 01/15/14	344,884
1,300,000		National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR + 1.80%, 3.22%, due 05/15/13	1,092,000
700,000		Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.96%, due 09/15/11	624,106
1,400,000		World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 1.60%, due 03/15/13	1,310,134
400,000		World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 1.55%, due 02/15/17	287,508
		Total Credit Cards	23,036,240

	Equipment Leases — 0.1%
275,169	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 06/15/12	265,048
600,000	CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR + .60%, 2.02%, due 10/17/11	548,652
1,100,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .25%, 1.66%, due 06/14/11	981,750
	Total Equipment Leases	1,795,450

	High Yield Collateralized Debt Obligations — 0.0%
1,123	SHYPPCO Finance Co., LLC, Series 1I, Class A2B, 6.64%, due 06/15/10	1,089

	Insurance Premiums — 0.0%
1,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 12/15/11	907,812

	Insured Auto Financing — 0.3%
83,333	Aesop Funding II LLC, Series 03-5A, Class A2, 144A, XL, Variable Rate, 1 mo. LIBOR + .38%, 1.83%, due 12/20/09	82,953
300,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 1.57%, due 04/20/11	260,952
380,533	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 2.26%, due 05/06/12	338,435
800,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR + .04%, 2.22%, due 10/06/13	553,621
500,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, Variable Rate, 1 mo. LIBOR + .05%, 2.23%, due 12/06/13	391,250
300,000	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, Variable Rate, 1 mo. LIBOR + .03%, 2.21%, due 05/07/12	259,486
500,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + .80%, 2.98%, due 06/06/14	297,408
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR + .50%, 2.27%, due 03/08/16	583,456
800,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 4.42%, due 05/20/10	775,144
900,000	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 12/15/12	776,564
800,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 1.44%, due 07/15/13	653,808
200,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .02%, 1.44%, due 11/15/13	151,588
900,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR + .51%, 1.93%, due 04/16/12	785,232
100,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 02/25/10	90,000
100,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 02/25/11	85,980
300,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 11/25/11	231,600
1,300,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 09/15/14	930,003
800,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 2.07%, due 10/15/14	560,000
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 2.74%, due 07/14/14	1,285,200
156,600	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	146,128
	Total Insured Auto Financing	9,238,808

	Insured Business Loans — 0.0%
335,950	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 1.84%, due 10/25/30	113,699

	Insured Credit Cards — 0.0%
1,000,000	Cabela’s Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 1.54%, due 03/15/11	976,015

	Insured High Yield Collateralized Debt Obligations — 0.0%
500,000	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .46%, 4.96%, due 12/16/15	432,067
149,799	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .52%, 3.06%, due 05/22/13	110,401
	Total Insured High Yield Collateralized Debt Obligations	542,468

	Insured Other — 0.1%
800,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	560,000
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	975,000
871,340	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 1.62%, due 09/15/41	554,991
875,737	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 1.62%, due 12/15/41	559,754
643,284	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 3 mo. LIBOR + .25%, 4.46%, due 01/05/14	436,146
100,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	22,753
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	126,675
	Total Insured Other	3,235,319

	Insured Residential Asset-Backed Securities (United States) — 0.0%
113,755	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, Variable Rate, 1 mo. LIBOR + .21%, 1.61%, due 07/25/34	74,737
139,468	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .38%, 1.78%, due 12/25/33	95,047
106	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 1.83%, due 12/25/33	103
37,001	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 1.73%, due 03/25/34	24,976
	Total Insured Residential Asset-Backed Securities (United States)	194,863

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
20,383	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 1.74%, due 10/25/34	9,988
45,369	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 1.73%, due 01/25/35	20,870
588,507	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 1.58%, due 06/15/37	176,552
300,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 1.63%, due 10/25/34	282,240
22,007	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .23%, 1.86%, due 07/25/29	13,256
25,875	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 1.70%, due 08/25/30	16,547
52,701	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 1.84%, due 06/25/34	18,445
12,402	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 12/25/32	6,201
195,186	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 11/25/35	137,938

82,194	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .37%, 1.77%, due 09/27/32	61,907
71,427	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 06/25/34	48,289
	Total Insured Residential Mortgage-Backed Securities (United States)	792,233

	Insured Time Share — 0.0%
43,176	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 1.63%, due 05/20/16	34,618
101,036	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 1.63%, due 05/20/17	78,808
174,404	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 1.60%, due 05/20/18	132,449
209,806	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .15%, 1.60%, due 03/20/19	157,354
585,638	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + 1.00%, 2.45%, due 09/20/19	434,258
	Total Insured Time Share	837,487

	Insured Transportation — 0.0%
216,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 1.72%, due 04/17/19	167,917

	Investment Grade Corporate Collateralized Debt Obligations — 0.2%
1,000,000	Constant Recovery Diversified Synthetic, Series 04-12 Class C11, 144A, 3.58%, due 08/05/09	552,000
1,000,000	Counts Trust, Series 04-2, 144A, Variable Rate, 3 mo. LIBOR + .95%, 4.15%, due 09/20/09	935,390
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.65%, due 12/20/09	653,000
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.85%, due 12/20/09	518,000
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 3.72%, due 03/20/10	405,000
1,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 3.60%, due 12/20/10	396,500
1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.65%, due 03/20/10	520,000
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 3.49%, due 06/20/13	130,500
1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 3 mo. LIBOR + .70%, 3.90%, due 08/01/11	667,100
1,000,000	Salisbury International Investments Ltd., Variable Rate, 3 mo. LIBOR + .42%, 3.62%, due 06/22/10	437,400
	Total Investment Grade Corporate Collateralized Debt Obligations	5,214,890

	Rate Reduction Bonds — 0.1%
14,463	Connecticut RRB Special Purpose Trust CL&P-1, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .31%, 4.07%, due 12/30/10	14,347
531,550	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	520,531
700,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	651,000
174,006	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	173,781
51,795	PSE&G Transition Funding LLC, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 3.12%, due 06/15/11	51,407
	Total Rate Reduction Bonds	1,411,066

	Residential Asset-Backed Securities (United States) — 0.8%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, Variable Rate, 1 mo. LIBOR + .39%, 1.79%, due 01/25/35	20,521
86,723	Accredited Mortgage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 1.45%, due 02/25/37	75,432

35,094	ACE Securities Corp., Series 05-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 1.61%, due 09/25/35	31,584
200,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 1.67%, due 09/25/35	90,000
121,672	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 02/25/36	18,251
536,399	ACE Securities Corp., Series 06-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 12/25/35	358,647
521,305	ACE Securities Corp., Series 06-ASP2, Class A2B, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 03/25/36	388,419
300,000	ACE Securities Corp., Series 06-ASP2, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 1.58%, due 03/25/36	114,000
400,000	ACE Securities Corp., Series 06-ASP4, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 08/25/36	200,000
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 1.58%, due 10/25/36	175,000
700,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 07/25/36	308,000
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 05/25/36	80,000
412,258	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 1.49%, due 06/25/36	300,251
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 04/25/36	160,000
154,056	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 09/25/35	15,406
320,998	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 06/25/36	48,150
400,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 1.57%, due 06/25/36	13,252
465,897	ACE Securities Corp., Series 07-HE1, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 1.49%, due 01/25/37	312,151
345,579	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 11/25/36	200,436
388,549	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 05/25/37	38,855
130,475	Argent Securities, Inc., Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + .52%, 1.92%, due 05/25/34	87,541
1,600,000	Argent Securities, Inc., Series 06-M1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 07/25/36	528,000
500,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 09/25/36	400,000
576,222	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 03/25/36	387,221
300,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 06/25/36	207,938
600,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 10/25/36	511,320
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 10/25/36	134,580
79,924	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 1.46%, due 11/25/36	74,665
1,155,092	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 05/25/37	836,749
260,861	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 2.43%, due 05/28/39	202,297
260,861	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.73%, due 05/28/39	201,071
400,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 3.74%, due 02/28/40	309,313

189,339	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 1.50%, due 11/25/36	148,158
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 11/25/36	170,250
307,799	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 02/25/37	69,593
551,853	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 01/25/36	508,202
177,276	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 02/25/37	143,292
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 02/25/37	778,570
500,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 06/25/36	365,500
13,235	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 1.94%, due 04/25/33	10,323
6,079	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, Variable Rate, 1 mo. LIBOR + .41%, 1.81%, due 10/25/34	2,900
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 12/25/36	124,000
3,860	Citigroup Mortgage Loan Trust, Inc., Series 06-WMC1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 12/25/35	3,810
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 02/25/37	627,600
380,678	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 1.48%, due 03/25/37	340,592
248,576	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 04/25/36	230,321
18,434	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 1.70%, due 04/25/34	9,770
213,116	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 12/25/37	194,735
500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 04/25/36	255,000
184,755	Fremont Home Loan Trust, Series 06-A, Class 1A2, Variable Rate, 1 mo. LIBOR + .20%, 1.59%, due 05/25/36	120,553
232,502	Fremont Home Loan Trust, Series 06-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 08/25/36	217,098
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 08/25/36	198,000
207,743	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 1.57%, due 12/25/35	182,814
500,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 08/25/36	78,000
153,713	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 1.76%, due 01/20/35	104,525
146,539	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.74%, due 01/20/35	96,716
472,116	Household Home Equity Loan Trust, Series 06-1, Class A1, Variable Rate, 1 mo. LIBOR + .16%, 1.61%, due 01/20/36	363,529
1,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 12/25/36	450,000
230,755	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 10/25/35	182,296
324,207	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 1.53%, due 10/25/36	292,597
700,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 03/25/36	301,000
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 06/25/36	126,880

800,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 08/25/36	218,240
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 10/25/36	151,250
626,208	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 02/25/36	594,897
234,827	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 03/25/36	36,398
465,405	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 02/25/37	417,701
151,414	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, Variable Rate, 1 mo. LIBOR + .40%, 1.80%, due 08/25/34	105,990
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, Variable Rate, 1 mo. LIBOR + .23%, 1.63%, due 02/25/37	310,000
800,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 04/25/36	360,000
505,995	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 04/25/37	404,796
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 11/25/36	135,000
348,973	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 11/25/35	329,343
639	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 08/25/35	634
3,208	People’s Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 1.67%, due 08/25/35	3,201
358,974	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 1.66%, due 12/25/35	284,487
509,646	RAAC Series Trust, Series 06-SP1, Class A2, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 09/25/45	446,876
110,543	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 1.63%, due 04/25/35	105,638
176,168	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 10/25/33	150,183
1,084,552	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 11/25/35	293,263
205,411	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1, Variable Rate, 1 mo. LIBOR + .09%, 1.49%, due 10/25/36	192,573
443,004	Residential Asset Securities Corp., Series 05-KS12, Class A2, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 01/25/36	366,143
356,555	Residential Asset Securities Corp., Series 07-KS3, Class AI1, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 04/25/37	335,162
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .27%, 1.94%, due 03/25/35	4,659
200,000	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 03/25/36	150,000
175,524	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 10/25/36	164,115
99,065	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 1.66%, due 10/25/35	84,453
141,507	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 01/25/37	122,845
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 06/25/37	330,137
300,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 01/25/36	120,000
253,748	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 11/25/35	38,062

722,346	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .40%, 1.80%, due 06/25/37	482,166
	Total Residential Asset-Backed Securities (United States)	20,263,886

	Residential Mortgage-Backed Securities (Australian) — 0.2%
199,038	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 4.73%, due 01/10/35	172,669
235,936	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.37%, due 11/19/37	195,327
361,618	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 4.56%, due 07/20/38	310,094
554,982	Crusade Global Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 4.56%, due 04/19/38	454,426
148,407	Interstar Millennium Trust, Series 03-3G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 4.02%, due 09/27/35	124,543
1,080,684	Interstar Millennium Trust, Series 04-2G, Class A, Variable Rate, 3 mo. LIBOR + .20%, 3.02%, due 03/14/36	896,568
85,813	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 2.94%, due 12/08/36	69,172
114,031	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .08%, 2.26%, due 05/27/38	95,740
64,091	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 2.47%, due 05/10/36	55,441
416,556	Medallion Trust, Series 06-1G, Class A1, Variable Rate, 3 mo. LIBOR + .05%, 2.87%, due 06/14/37	340,549
337,170	Medallion Trust, Series 07-1G, Class A1, Variable Rate, 3 mo. LIBOR + .04%, 2.24%, due 02/27/39	303,719
553,591	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.57%, due 10/20/37	446,072
587,230	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.24%, due 02/21/38	506,780
733,894	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 06/12/40	558,362
60,807	Superannuation Members Home Loans Global Fund, Series 4A, Class A, Variable Rate, 3 mo. LIBOR + .22%, 4.54%, due 10/09/29	49,659
35,698	Superannuation Members Home Loans Global Fund, Series 6, Class A, Variable Rate, 3 mo. LIBOR + .16%, 2.55%, due 11/09/35	31,378
91,536	Superannuation Members Home Loans Global Fund, Series 7, Class A1, Variable Rate, 3 mo. LIBOR + .14%, 2.95%, due 03/09/36	45,768
78,457	Superannuation Members Home Loans Global Fund, Series 8, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.82%, due 01/12/37	67,816
529,831	Westpac Securitization Trust, Series 07-1G, Class A2A, Variable Rate, 3 mo. LIBOR + .05%, 2.22%, due 05/21/38	470,692
	Total Residential Mortgage-Backed Securities (Australian)	5,194,775

	Residential Mortgage-Backed Securities (European) — 0.3%
500,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR + .11%, 3.31%, due 09/20/66	463,900
500,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, Variable Rate, 3 mo. LIBOR + .09%, 3.29%, due 03/20/30	455,250
400,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .05%, 2.20%, due 08/17/11	383,592
400,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 2.24%, due 02/17/52	339,680
1,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.92%, due 01/13/39	893,860
122,057	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.89%, due 10/11/41	111,175
270,195	Granite Master Issuer Plc, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 1.49%, due 12/20/54	135,098
153,488	Granite Mortgages Plc, Series 04-3, Class 2A1, Variable Rate, 3 mo. LIBOR + .14%, 3.34%, due 09/20/44	130,465

1,300,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 07/15/40	1,149,109
300,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 07/15/21	261,750
693,309	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 12/10/43	538,673
133,256	Leek Finance Plc, Series 17A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .14%, 3.34%, due 12/21/37	118,251
42,426	Leek Finance Plc, Series 14A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .18%, 3.38%, due 09/21/36	41,488
123,662	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 3.34%, due 03/21/37	110,950
400,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 2.43%, due 05/08/16	380,000
212,972	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 2.36%, due 05/15/34	194,269
344,425	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.26%, due 11/15/38	250,555
257,909	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.92%, due 09/15/39	222,248
1,300,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.34%, due 02/12/16	1,155,570
200,000	Permanent Financing Plc, Series 4, Class 3A, Variable Rate, 3 mo. LIBOR + .14%, 2.96%, due 03/10/24	195,893
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, Variable Rate, 3 mo. LIBOR + .11%, 4.86%, due 07/15/33	797,500
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 10/15/33	163,074
372,658	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.89%, due 06/12/25	366,286
	Total Residential Mortgage-Backed Securities (European)	8,858,636

	Residential Mortgage-Backed Securities (United States) — 0.0%
30,785	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 1.70%, due 08/25/35	14,161
55,682	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 07/25/30	46,495
111,496	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.66%, due 02/26/34	83,623
	Total Residential Mortgage-Backed Securities (United States)	144,279

	Student Loans — 0.2%
383,062	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 3.65%, due 04/25/16	372,336
400,000	College Loan Corp. Trust, Series 06-1, Class A2, Variable Rate, 3 mo. LIBOR + .02%, 3.56%, due 04/25/22	373,880
172,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 3.55%, due 01/25/23	160,321
700,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR + .25%, 3.79%, due 01/25/24	679,437
201,779	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 2.16%, due 08/25/20	196,137
187,914	Goal Capital Funding Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 3.23%, due 06/25/21	172,937
112,112	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 3.82%, due 09/27/21	106,431
148,333	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 3.24%, due 06/20/15	136,867

427,120	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 08/25/23	407,259
435,887	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 1.48%, due 08/26/19	401,016
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, Variable Rate, 3 mo. LIBOR + .08%, 3.28%, due 12/23/19	339,036
544,454	SLM Student Loan Trust, Series 05-1, Class A2, Variable Rate, 3 mo. LIBOR + .08%, 3.62%, due 04/27/20	474,648
483,913	SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 4.78%, due 10/15/15	475,880
200,000	SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.79%, due 01/25/19	164,300
476,294	SLM Student Loan Trust, Series 07-A, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 2.85%, due 09/15/22	404,850
	Total Student Loans	4,865,335

	Time Share — 0.0%
315,008	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 4.00%, 5.45%, due 02/20/18	299,258

	Trade Receivables — 0.1%
1,300,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 12/17/10	1,276,600
1,000,000	SSCE Funding LLC, Series 04-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .23%, 1.65%, due 11/15/10	927,500
	Total Trade Receivables	2,204,100
	Total Asset-Backed Securities	125,420,298

	Corporate Debt — 0.1%
319,000	Eastman Chemical Co., 7.25%, due 01/15/24	305,203
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	537,219
330,000	JP Morgan & Co., Inc., Series A, MTN, Variable Rate, CPI+ 4.00%, 3.57%, due 02/15/12	285,120
188,000	Ryder System, Inc., MTN, 5.85%, due 11/01/16	142,448
366,000	Southwest Airlines Co., 5.75%, due 12/15/16	278,175
170,000	Spectra Energy Capital, Series B, 6.75%, due 07/15/18	146,907
378,000	Telecom Italia Capital, 4.95%, due 09/30/14	275,940
341,000	Telefonos de Mexico SA de CV, 5.50%, due 01/27/15	298,628
486,000	TransAlta Corp., 5.75%, due 12/15/13	443,233
150,000	Wyeth, 5.50%, due 02/01/14	145,924
	Total Corporate Debt	2,858,797

	Structured Notes — 0.0%
598,000	Boston Scientific Corp., 6.25%, due 11/15/15	508,061
156,000	RPM UK Group, 144A, 6.70%, due 11/01/15	152,080
	Total Structured Notes	660,141

	U.S. Government Agency — 0.1%
267,400	Agency for International Development Floater (Support of C.A.B.E.I), Variable Rate, 6 mo. U.S. Treasury Bill+ .40%, 0.90%, due 10/01/12	257,055
201,584	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 1.93%, due 10/01/11	193,180
1,000,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 3.29%, due 02/01/27	968,476
82,367	Agency for International Development Floater (Support of Peru), Series B, Variable Rate, 6 mo. U.S. Treasury Bill+.35%, 1.47%, due 05/01/14	77,854
700,001	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 1.25%, due 01/01/12	670,917

660,311	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill+ 0.75%, 1.76%, due 03/30/19	608,152
	Total U.S. Government Agency	2,775,634
	TOTAL DEBT OBLIGATIONS (COST $136,408,912)	131,714,870

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 94.3%

	Affiliated Issuers — 94.3%
42,920,193	GMO Alpha Only Fund, Class IV	432,635,545
25,643,152	GMO Domestic Bond Fund, Class VI	214,120,322
1,401,205	GMO Emerging Country Debt Fund, Class IV	9,107,836
35,071,965	GMO Emerging Markets Fund, Class VI	273,210,609
1,861,854	GMO Inflation Indexed Plus Bond Fund, Class VI	31,279,147
13,021,819	GMO International Core Equity Fund, Class VI	283,745,435
5,814,041	GMO International Growth Equity Fund, Class IV	95,524,689
5,364,284	GMO International Intrinsic Value Fund, Class IV	91,514,679
359,801	GMO Short-Duration Investment Fund, Class III	2,687,712
3,418,958	GMO Special Situations Fund, Class VI	86,602,194
14,542,503	GMO Strategic Fixed Income Fund, Class VI	273,980,757
4,505,538	GMO U.S. Core Equity Fund, Class VI	40,009,180
40,578,956	GMO U.S. Quality Equity Fund, Class VI	665,494,878
1,036,991	GMO World Opportunity Overlay Fund	19,609,498

	TOTAL MUTUAL FUNDS (COST $3,341,490,173)	2,519,522,481

	PREFERRED STOCKS — 0.0%

	Banking — 0.0%
1,000	Home Ownership Funding 2 Preferred 144A, 1.00%	158,808
	TOTAL PREFERRED STOCKS (COST $158,808)	158,808

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.6%
17,456,349	State Street Institutional U.S. Government Money Market Fund-Institutional Class	17,456,349

	Other Short-Term Investments — 0.1%
1,566,998	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	1,566,998
	TOTAL SHORT-TERM INVESTMENTS (COST $19,023,349)	19,023,347

	TOTAL INVESTMENTS — 99.9% (Cost $3,497,081,242)	2,670,419,506

	Other Assets and Liabilities (net) — 0.1%	1,769,027

	TOTAL NET ASSETS — 100.0%	$2,672,188,533

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,541,167,218	$18,456,720	$(889,204,432)	$(870,747,712)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$535,974,748	$221,307,709	$284,625,125	$45,810,294	$59,685,252	$432,635,545
GMO Core Plus Bond Fund, Class IV	49,187,750	1,622,218	45,703,575	1,622,218	—	—
GMO Domestic Bond Fund, Class VI	47,058,826	312,910,229	117,785,169	3,044,239	561,986	214,120,322
GMO Emerging Countries Fund, Class III	24,700,654	3,011,181	22,291,876	—	3,011,181	—
GMO Emerging Country Debt Fund, Class IV	10,781,541	2,207,873	33,037	59,374	227,741	9,107,836
GMO Emerging Markets Fund, Class VI	325,787,540	255,465,762	117,852,134	—	44,996,824	273,210,609
GMO Inflation Indexed Plus Bond Fund, Class VI	—	50,868,296	12,092,638	—	—	31,279,147
GMO International Bond Fund, Class III	19,794,069	1,445,618	17,444,784	1,445,618	—	—
GMO International Core Equity Fund, Class VI	353,485,226	99,828,965	10,697,047	4,753,341	2,825,624	283,745,435
GMO International Growth Equity Fund, Class IV	178,541,031	11,145,853	28,131,207	3,234,311	5,589,542	95,524,689
GMO International Intrinsic Value Fund, Class IV	177,101,792	12,836,303	28,442,834	2,513,015	8,723,288	91,514,679
GMO Short-Duration Investment Fund, Class III	3,034,068	22,197	15,452	22,197	—	2,687,712
GMO Special Situations Fund, Class VI	183,337,321	2,350,000	123,495,000	—	—	86,602,194
GMO Strategic Fixed Income Fund, Class VI	825,676,074	10,419,681	459,980,094	115,087	—	273,980,757

GMO U.S. Core Equity Fund, Class VI	83,499,236	2,021,664	30,763,122	837,144	—	40,009,180
GMO U.S. Quality Equity Fund, Class VI	546,781,435	252,063,578	5,077,134	7,945,625	3,352,937	665,494,878
GMO World Opportunity Overlay Fund	—	20,522,050	—	—	—	19,609,498
Totals	$3,364,741,311	$1,260,049,177	$1,304,430,228	$71,402,463	$128,974,375	$2,519,522,481

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

CPI - Consumer Price Index

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

RMAC - Residential Mortgage Acceptance Corp.

RMBS - Residential Mortgage Backed Security

Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 25.54% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 9.41% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$2,415,036,596	$17,669
Level 2 – Other Significant Observable Inputs	110,257,313	—
Level 3 – Significant Unobservable Inputs	145,125,597	—
Total	$2,670,419,506	$17,669

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Realized gain (loss)	161,385	—
Change in unrealized appreciation/depreciation	(2,487,602)	—
Net purchases (sales)	22,031,516	—
Net transfers in and/or out of Level 3 ^	125,420,298	—
Balance as of November 30, 2008	$145,125,597	$—

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviations:

EUR - Euro

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 2.2%

		United States — 2.2%

		U.S. Government — 2.2%
USD	6,352,610	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	5,906,441

		TOTAL DEBT OBLIGATIONS (COST $6,268,168)	5,906,441

Shares/ Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 86.1%

	United States — 86.1%

	Affiliated Issuers
1,175,471	GMO Emerging Country Debt Fund, Class III	7,640,563
9,323,457	GMO Short-Duration Collateral Fund	175,001,285
45,838	GMO Special Purpose Holding Fund(c)(d)	33,462
2,522,448	GMO World Opportunity Overlay Fund	47,649,034
	Total United States	230,324,344

	TOTAL MUTUAL FUNDS (COST $310,056,444)	230,324,344

	SHORT-TERM INVESTMENTS — 13.8%

	Money Market Funds — 13.4%
8,820,109	State Street Institutional Liquid Reserves Fund-Institutional Class	8,820,109
27,076,009	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	27,076,009
		35,896,118
	Other Short-Term Investments — 0.4%
1,000,000	U.S. Treasury Bill, 0.55%, due 06/04/09 (a)(e)	997,225

	TOTAL SHORT-TERM INVESTMENTS (COST $36,883,328)	36,893,343

	TOTAL INVESTMENTS — 102.1% (Cost $353,207,940)	273,124,128
	Other Assets and Liabilities (net) — (2.1)%	(5,713,171)

	TOTAL NET ASSETS — 100.0%	$267,410,957

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$362,141,198	$43,477	$(89,060,547)	$(89,017,070)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$9,885,128	$1,561,966	$—	$53,160		$208,806	$7,640,563
GMO Short-Duration Collateral Fund	241,749,211	69,343,808	85,200,000	17,793,648	♦	—	175,001,285
GMO Special Purpose Holding Fund	57,756	—	—	—		103,806	33,462
GMO World Opportunity Overlay Fund	66,066,597	9,600,000	11,100,000	—		—	47,649,034
Totals	$317,758,692	$80,505,774	$96,300,000	$17,846,808		$312,612	$230,324,344

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
1/27/09	AUD	800,000	$522,410	$7,730
2/03/09	CAD	5,000,000	4,047,514	131,167
12/16/08	CHF	11,200,000	9,235,877	(649,383)
1/06/09	EUR	62,000,000	78,710,997	1,041,747
1/06/09	EUR	87,200,000	110,703,209	(6,057,591)
12/02/08	GBP	10,700,000	16,486,573	(2,742,643)
12/02/08	GBP	10,000,000	15,408,012	(250,480)
2/10/09	GBP	8,500,000	13,102,809	99,509
1/13/09	JPY	10,133,700,000	106,284,589	1,566,593
12/23/08	NZD	700,000	383,596	(5,814)
			$354,885,586	$(6,859,165)

Sales
12/16/08	CHF	11,200,000	$9,235,877	$637,773
1/06/09	EUR	4,300,000	5,458,989	39,606
1/06/09	EUR	87,200,000	110,703,209	(1,212,685)
12/02/08	GBP	10,000,000	15,408,012	178,898
12/02/08	GBP	10,700,000	16,486,573	168,606
1/13/09	JPY	3,840,000,000	40,274,808	682,273
12/23/08	NZD	700,000	383,595	44,105
			$197,951,063	$538,576

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
12/09/08	EUR	4,500,000	SEK	45,152,310	$(136,749)
12/09/08	EUR	20,600,000	SEK	199,238,050	(1,547,489)
12/09/08	SEK	204,511,309	EUR	20,600,000	896,047
12/09/08	SEK	34,171,230	EUR	3,500,000	223,378
					$(564,813)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3	Australian Government Bond 10 Yr.	December 2008	$218,603	$9,431
5	Australian Government Bond 3 Yr.	December 2008	349,711	8,577
36	Canadian Government Bond 10 Yr.	March 2009	3,508,558	42,699
269	Euro Bund	December 2008	41,499,408	1,819,228
146	Euro BOBL	December 2008	21,235,123	690,355
43	Japanese Government Bond 10 Yr. (TSE)	December 2008	62,724,645	813,047
78	U.S. Long Bond (CBT)	March 2009	9,943,781	234,375
27	U.S. Treasury Note 10 Yr. (CBT)	March 2009	3,266,156	94,630
57	U.S. Treasury Note 2 Yr. (CBT)	March 2009	12,358,313	82,040
76	U.S. Treasury Note 5 Yr. (CBT)	March 2009	8,870,031	65,084
78	UK Gilt Long Bond	March 2009	14,032,508	89,951
			$178,006,837	$3,949,417

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
3,000,000	EUR	3/21/2030	UBS AG	Receive	5.90%	3 month Floating Rate EUR LIBOR	$1,100,463
Premiums to (Pay) Receive						$—	$1,100,463

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.
(e)	Rate shown represents yield-to-maturity.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 34.64% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$8,637,788	$3,949,417
Level 2 – Other Significant Observable Inputs	264,452,878	6,817,895
Level 3 – Significant Unobservable Inputs	33,462	—
Total	$273,124,128	$10,767,312

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(284,480)
Level 2 – Other Significant Observable Inputs	—	(12,602,834)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(12,887,314)

**Other financial instruments include foreign currency and forward currency contracts.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$57,756	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	79,287	—
Realized gain distributions paid	(103,806)	—
Change in unrealized appreciation/depreciation	225	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$33,462	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts		Premiums

Outstanding, beginning of period	$—	$—	$—		$—
Options written	—	—	JPY	(3,817,000,000)	(357,184)
Options exercised	—	—	JPY	3,817,000,000	357,184
Options expired	—	—	—		—
Options sold	—	—	—		—
Outstanding, end of period	$—	$—	$—		$—

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%

	Australia — 0.6%
799	CSL Ltd	18,303
284	Rio Tinto Ltd	8,741
938	Woodside Petroleum Ltd	22,286
	Total Australia	49,330

	Canada — 4.8%
200	Agnico-Eagle Mines Ltd	7,861
600	Agrium Inc	18,929
900	Bank of Nova Scotia	26,937
1,600	Bombardier Inc Class B	5,617
400	Canadian National Railway Co	14,583
600	Canadian Natural Resources	25,239
600	Canadian Pacific Railway Ltd	19,754
900	EnCana Corp	43,682
600	Goldcorp Inc	16,987
1,000	Husky Energy Inc	25,886
300	Imperial Oil Ltd	10,739
500	Nexen Inc	10,314
400	Petro-Canada	10,914
900	Potash Corp of Saskatchewan Inc	58,389
1,000	Research In Motion Ltd*	44,087
700	Suncor Energy Inc	16,195
1,400	Talisman Energy Inc	14,054
800	Teck Cominco Ltd-Class B	3,883
	Total Canada	374,050

	Denmark — 0.7%
671	Novo-Nordisk A/S Class B	34,442
375	Vestas Wind Systems A/S*	16,994
	Total Denmark	51,436

	Finland — 0.4%
1,276	Fortum Oyj	25,635
528	Nokia Oyj	7,479
	Total Finland	33,114

	France — 4.1%
1,279	Arcelor Mittal	30,804
935	BNP Paribas	51,795
336	Electricite de France	19,599
282	GDF Suez	11,312
168	Pernod-Ricard SA	9,904
375	Peugeot SA	6,820
1,952	Sanofi-Aventis	107,873
482	Societe Generale	20,655
869	Total SA	45,639
147	Vallourec SA	15,688
	Total France	320,089

	Germany — 2.6%
347	Deutsche Boerse AG	24,776
1,258	Deutsche Telekom AG (Registered)	17,399
1,226	E.ON AG	42,866
832	K&S AG	37,259

300	Linde AG	21,882
164	MAN AG	7,425
224	Q-Cells AG*	7,468
218	RWE AG	18,296
816	SAP AG	27,816
	Total Germany	205,187

	Hong Kong — 1.8%
2,000	Cheung Kong Holdings Ltd	18,967
3,500	CLP Holdings Ltd	24,914
3,000	Esprit Holdings Ltd	14,227
8,000	Hang Lung Properties Ltd	17,364
1,900	Hang Seng Bank Ltd	24,384
14,800	Hong Kong & China Gas	26,520
2,000	Sun Hung Kai Properties Ltd	15,961
	Total Hong Kong	142,337

	Italy — 0.7%
2,220	ENI SPA	50,371

	Japan — 6.9%
300	Astellas Pharma Inc	12,281
500	Daiichi Sankyo Co Ltd	10,254
400	Fast Retailing Co Ltd	45,863
2,000	Fuji Heavy Industries Ltd	6,053
4,000	Hitachi Ltd	18,596
2,800	Honda Motor Co Ltd	62,710
2,000	Marubeni Corp	7,019
900	Mitsubishi Corp	11,198
6,000	Mitsubishi Heavy Industries Ltd	24,464
1,000	Mitsui & Co	8,889
200	Nintendo Co Ltd	62,191
3,500	Nippon Mining Holdings Inc	10,354
4,000	Nippon Oil Corp	15,070
2,000	Nippon Yusen KK	10,885
4,600	Nissan Motor Co	15,504
5,000	Osaka Gas Co Ltd	19,041
1,000	Panasonic Corp	12,145
2,300	Seven & I Holdings Co Ltd	65,059
900	Shin-Etsu Chemical Co Ltd	34,441
1,000	SUMCO Corp	9,702
4,000	Sumitomo Metal Industries Ltd	10,302
500	Takeda Pharmaceutical Co Ltd	24,269
600	Tokio Marine Holdings Inc	14,524
400	Tokyo Electric Power Co Inc (The)	11,905
1,000	TonenGeneral Sekiyu KK	9,650
	Total Japan	532,369

	Netherlands — 0.3%
2,290	ING Groep NV	19,321

	Norway — 0.4%
2,038	StatoilHydro ASA	34,355

	Singapore — 1.3%
2,800	Singapore Airlines Ltd	19,377
15,000	Singapore Technologies Engineering Ltd	23,484

32,320	Singapore Telecommunications	54,738
	Total Singapore	97,599

	Spain — 0.7%
426	Gas Natural SDG SA	11,812
2,025	Telefonica SA	41,025
	Total Spain	52,837

	Switzerland — 3.4%
1,878	ABB Ltd*	24,346
500	Alcon Inc	39,895
1,173	Nestle SA (Registered)	42,489
2,132	Novartis AG (Registered)	99,500
126	Roche Holding AG (Non Voting)	17,654
59	Syngenta AG (Registered)	10,608
2,059	UBS AG (Registered)*	25,727
	Total Switzerland	260,219

	United Kingdom — 9.6%
2,107	AstraZeneca Plc	79,594
4,133	BAE Systems Plc	22,669
16,782	Barclays Plc	44,584
6,229	BG Group Plc	89,061
1,021	BHP Billiton Plc	18,510
10,684	BP Plc	86,754
1,948	British American Tobacco Plc	51,089
1,642	British Energy Group Plc	18,966
241	Cairn Energy Plc*	6,311
2,607	Centrica Plc	9,540
2,137	GlaxoSmithKline Plc	37,030
18,825	HBOS Plc	26,624
1,036	HSBC Holdings Plc	11,323
775	Imperial Tobacco Group Plc	19,384
558	Next Plc	9,575
10,247	Old Mutual Plc	8,706
1,871	Persimmon Plc	6,287
662	Reckitt Benckiser Group Plc	28,193
1,172	Reed Elsevier Plc	9,770
749	Rio Tinto Plc	18,665
35,586	Royal Bank of Scotland Group Plc	30,607
1,466	Royal Dutch Shell Plc Class A	39,451
478	Vedanta Resources Plc	4,525
23,640	Vodafone Group Inc	46,456
4,268	William Morrison Supermarkets Plc	16,008
453	Xstrata Plc	6,542
	Total United Kingdom	746,224

	United States — 59.0%
1,800	3M Co.	120,474
2,400	Abbott Laboratories	125,736
800	Accenture Ltd.-Class A	24,784
300	ACE Ltd.	15,675
1,000	Adobe Systems, Inc.*	23,160
800	Aflac, Inc.	37,040
200	Air Products & Chemicals, Inc.	9,552
900	Altera Corp.	13,239
400	Amgen, Inc.*	22,216
300	Amphenol Corp.-Class A	6,966
600	Anadarko Petroleum Corp.	24,630

400	Apache Corp.	30,920
200	Apple, Inc.*	18,534
700	Archer-Daniels-Midland Co.	19,166
200	Assurant, Inc.	4,354
1,400	Automatic Data Processing, Inc.	57,484
500	Avon Products, Inc.	10,550
300	Baker Hughes, Inc.	10,449
300	Bard (C.R.), Inc.	24,609
1,400	Baxter International, Inc.	74,060
700	Becton, Dickinson & Co.	44,471
100	BlackRock, Inc.	12,571
700	Broadcom Corp.-Class A*	10,717
400	Burlington Northern Santa Fe Corp.	30,644
500	CA, Inc.	8,420
200	Cardinal Health, Inc.	6,504
500	CH Robinson Worldwide, Inc.	25,540
1,000	Chesapeake Energy Corp.	17,180
800	Chevron Corp.	63,208
900	Coach, Inc.*	16,110
1,800	Coca-Cola Co. (The)	84,366
700	Cognizant Technology Solutions Corp.-Class A*	13,440
600	Colgate-Palmolive Co.	39,042
800	Comcast Corp.-Class A	13,872
300	ConocoPhillips	15,756
500	Consol Energy, Inc.	14,485
1,700	Corning, Inc.	15,317
500	CSX Corp.	18,620
400	CVS Caremark Corp.	11,572
500	Deere & Co.	17,405
1,000	Dell, Inc.*	11,170
600	Devon Energy Corp.	43,404
200	Diamond Offshore Drilling, Inc.	14,760
500	DirecTV Group (The), Inc.*	11,005
1,200	eBay, Inc.*	15,756
800	Ecolab, Inc.	30,712
400	EOG Resources, Inc.	34,008
700	Equity Residential REIT	21,301
700	Expeditors International of Washington, Inc.	23,401
300	Express Scripts, Inc.*	17,253
1,600	Exxon Mobil Corp.	128,240
300	Fastenal Co.	11,553
200	First Solar, Inc.*	24,968
1,000	Forest Laboratories, Inc.*	24,180
900	Gap (The), Inc.	11,718
200	Genentech, Inc.*	15,320
700	General Dynamics Corp.	36,169
1,000	Gilead Sciences, Inc.*	44,790
300	Google, Inc.-Class A*	87,888
1,000	Halliburton Co.	17,600
700	Harley-Davidson, Inc.	11,907
300	Helmerich & Payne, Inc.	7,608
400	Hess Corp.	21,616
2,700	Hewlett-Packard Co.	95,256
1,200	Hudson City Bancorp, Inc.	20,052
700	Illinois Tool Works, Inc.	23,884
1,700	International Business Machines Corp.	138,720
400	Intuit, Inc.*	8,864
6,100	Johnson & Johnson	357,338
1,100	Juniper Networks, Inc.*	19,118
400	Linear Technology Corp.	7,980

300	Lockheed Martin Corp.	23,133
400	Marsh & McLennan Cos., Inc.	10,200
200	MasterCard, Inc.-Class A	29,060
800	Mattel Co.	10,936
1,800	McDonald’s Corp.	105,750
700	McGraw-Hill Cos. (The), Inc.	17,500
200	McKesson Corp.	6,988
700	Medco Health Solutions, Inc.*	29,400
1,700	Medtronic, Inc.	51,884
300	MEMC Electronic Materials, Inc.*	4,506
2,600	Merck & Co., Inc.	69,472
6,300	Microsoft Corp.	127,386
1,000	Monsanto Co.	79,200
500	Mosaic Co. (The)	15,175
200	Murphy Oil Corp.	8,810
400	Nabors Industries Ltd.*	5,800
500	National Oilwell Varco, Inc.*	14,145
1,100	Nike, Inc.-Class B	58,575
200	Noble Corp.	5,358
200	Noble Energy, Inc.	10,456
400	Norfolk Southern Corp.	19,788
300	Northern Trust Corp.	13,767
300	Nucor Corp.	10,704
1,600	Occidental Petroleum Corp.	86,624
1,900	Oracle Corp.*	30,571
1,500	Paychex, Inc.	42,390
200	Peabody Energy Corp.	4,686
3,800	PepsiCo, Inc.	215,460
300	Praxair, Inc.	17,715
500	Procter & Gamble Co. (The)	32,175
600	Progressive Corp. (The)	9,012
100	Public Storage	6,989
1,400	Qualcomm, Inc.	46,998
200	Raytheon Co.	9,760
400	Rockwell Collins, Inc.	13,632
400	Ross Stores, Inc.	10,600
900	Schlumberger Ltd.	45,666
200	Sigma-Aldrich Corp.	8,622
300	Smith International, Inc.	8,772
800	Southwestern Energy Co.*	27,496
200	SPX Corp.	7,464
400	St. Jude Medical, Inc.*	11,212
300	State Street Corp.	12,633
1,100	Stryker Corp.	42,812
1,200	Symantec Corp.*	14,436
1,900	Sysco Corp.	44,555
700	TD Ameritrade Holding Corp.*	9,310
300	Thermo Fisher Scientific, Inc.*	10,704
800	TJX Cos. (The), Inc.	18,256
369	Transocean, Inc.*	24,679
600	Tyco Electronics Ltd.	9,888
500	Union Pacific Corp.	25,020
1,000	United Parcel Service, Inc.-Class B	57,600
200	United States Steel Corp.	6,080
1,400	United Technologies Corp.	67,942
300	Urban Outfitters, Inc.*	5,451
300	VF Corp.	15,687
4,500	Wal-Mart Stores, Inc.	251,460
1,100	Walt Disney Co. (The)	24,772
1,300	Weatherford International Ltd.*	16,601

1,400	Western Union Co.	18,578
400	Williams Cos., Inc.	6,488
1,000	Xilinx, Inc.	16,360
800	XTO Energy, Inc.	30,592
	Total United States	4,584,118
	TOTAL COMMON STOCKS (COST $11,200,944)	7,552,956

	PREFERRED STOCKS — 0.1%

	Germany — 0.1%
111	Volkswagen AG 5.93%	4,511
	TOTAL PREFERRED STOCKS (COST $12,174)	4,511

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.9%

151,156	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	151,156
	TOTAL SHORT-TERM INVESTMENTS (COST $151,156)	151,156

	TOTAL INVESTMENTS — 99.3% (Cost $11,364,274)	7,708,623

	Other Assets and Liabilities (net) — 0.7%	55,026

	TOTAL NET ASSETS— 100.0%	$7,763,649

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$11,710,434	$20,182	$(4,021,993)	$(4,001,811)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
2/20/09	AUD	18,599	$12,129	$172
2/20/09	CHF	238,531	197,477	(2,064)
2/20/09	CHF	238,531	197,477	(1,747)
2/20/09	EUR	84,174	106,841	715
2/20/09	JPY	20,452,251	214,873	2,979
2/20/09	JPY	20,452,251	214,873	3,657
2/20/09	JPY	61,356,752	644,619	7,273
2/20/09	NZD	20,901	11,398	34
2/20/09	SEK	1,947,729	240,540	(927)
2/20/09	SGD	106,840	70,738	(432)
			$1,910,965	$9,660

Sales
2/20/09	AUD	92,248	$60,157	$(483)
2/20/09	CAD	44,760	36,252	94
2/20/09	CHF	85,267	70,592	1,443
2/20/09	DKK	186,761	31,752	(133)
2/20/09	GBP	96,807	149,234	(4,186)
2/20/09	GBP	96,807	149,234	(4,093)
2/20/09	HKD	78,969	10,195	(5)
2/20/09	JPY	37,175,452	390,568	(9,164)
2/20/09	NOK	257,129	36,449	(168)
2/20/09	SGD	49,049	32,475	(244)
			$966,908	$(16,939)

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
* Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 30.27% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$5,358,918	$114,307
Level 2 – Other Significant Observable Inputs	2,349,705	16,367
Level 3 – Significant Unobservable Inputs	—	—
Total	$7,708,623	$130,674

*Other financial instruments include foreign currency and forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(23,646)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(23,646)

**Other financial instruments include forward currency contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 8.2%

	Corporate Debt — 2.7%
12,073,000	JP Morgan & Co., Inc., Series A, MTN, Variable Rate, CPI+ 4.00%, 3.57%, due 02/15/12	10,431,072

	U.S. Government — 5.5%
4,396,828	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28(a)(b)	4,668,195
4,700,115	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28(a)	3,874,657
14,897,350	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15(a)(b)	13,056,128
	Total U.S. Government	21,598,980
	TOTAL DEBT OBLIGATIONS (COST $38,441,770)	32,030,052

Shares	Description	Value ($)

	MUTUAL FUNDS — 90.5%

	Affiliated Issuers — 90.5%
1,804,795	GMO Emerging Country Debt Fund, Class III	11,731,165
13,970,321	GMO Short-Duration Collateral Fund	262,222,931
28,918	GMO Special Purpose Holding Fund(c)(d)	21,110
4,225,208	GMO World Opportunity Overlay Fund	79,814,175
	TOTAL MUTUAL FUNDS (COST $438,905,529)	353,789,381

	SHORT-TERM INVESTMENTS — 2.9%

	Money Market Funds — 2.9%
11,392,958	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	11,392,958
	TOTAL SHORT-TERM INVESTMENTS (COST $11,392,958)	11,392,958

	TOTAL INVESTMENTS — 101.6% (Cost $488,740,257)	397,212,391

	Other Assets and Liabilities (net) — (1.6)%	(6,238,005)

	TOTAL NET ASSETS — 100.0%	$390,974,386

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$494,400,327	$21,111	$(97,209,047)	$(97,187,936)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$6,756,250	$12,722,582	$3,826,156	$24,875		$97,707	$11,731,165
GMO Short-Duration Collateral Fund	114,960,626	326,884,004	111,786,485	28,222,306	♦	—	262,222,931
GMO Special Purpose Holding Fund	36,437	—	—	—		65,489	21,110
GMO World Opportunity Overlay Fund	44,675,992	96,900,000	34,103,515	—		—	79,814,175
Totals	$166,429,305	$436,506,586	$149,716,156	$28,247,181		$163,196	$353,789,381

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
12/16/08	CHF	14,200,000	$11,709,773	$(835,183)
1/06/09	EUR	12,500,000	15,869,153	(868,347)
12/02/08	GBP	4,800,000	7,395,846	(625,666)
12/02/08	GBP	2,500,000	3,852,003	(365,922)
12/23/08	NZD	300,000	164,398	(2,492)
			$38,991,173	$2,697,610
Sales
12/16/08	CHF	14,200,000	$11,709,773	$835,562
1/06/09	EUR	12,500,000	15,869,153	690,749

12/02/08	GBP	2,500,000	3,852,003	143,497
12/02/08	GBP	4,800,000	7,395,846	1,095,117
12/23/08	NZD	300,000	164,398	18,902
			$38,991,173	$2,783,827

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
12/09/08	EUR	16,100,000	SEK	156,843,510	$(1,070,055)
12/09/08	EUR	22,100,000	SEK	218,970,139	(1,014,756)
12/09/08	SEK	220,181,910	EUR	22,100,000	865,058
12/09/08	SEK	161,007,830	EUR	16,100,000	555,607
					$(664,146)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
105	U.S. Treasury Note 10 Yr. (CBT)	March 2009	$12,701,719	$(368,635)
1	U.S. Treasury Note 5 Yr. (CBT)	March 2009	116,711	(863)
			$12,818,430	$(369,498)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
150,000,000	USD	1/14/2009	Barclays Bank PLC	1.98% to maturity	Barclays TIPS Index Total Return	$(5,078,852)
35,000,000	USD	1/14/2009	Barclays Bank PLC	2.25% to maturity	Barclays TIPS Index Total Return	(637,150)
			Premiums to (Pay) Receive		$—	$(5,716,002)

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CPI - Consumer Price Index
MTN - Medium Term Note
TIPS - Treasury Inflation Protected Securities
Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.
(a) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 39.07% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$11,731,165	$50,682
Level 2 – Other Significant Observable Inputs	385,460,116	4,204,492
Level 3 – Significant Unobservable Inputs	21,110	—
Total	$397,212,391	$4,255,174

*Other financial instruments include foreign currency and forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(369,498)
Level 2 – Other Significant Observable Inputs	—	(10,498,423)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(10,867,921)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$36,437	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	50,020	—
Realized gain distributions paid	(65,489)	—
Change in unrealized appreciation/depreciation	142	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$21,110	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts		Premiums

Outstanding, beginning of period	$—	$—	$—		$—
Options written	—	—	JPY	(1,508,000,000)	(141,116)
Options exercised	—	—	JPY	1,508,000,000	141,116
Options expired	—	—	—		—
Options sold	—	—	—		—
Outstanding, end of period	$—	$—	$—		$—

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

CHF - Swiss Franc
EUR - Euro
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 4.1%

		United States — 4.1%

		U.S. Government
USD	9,528,915	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	8,859,661

		TOTAL DEBT OBLIGATIONS (COST $9,486,865)	8,859,661

Shares	Description	Value ($)

	MUTUAL FUNDS — 81.6%

	United States — 81.6%

	Affiliated Issuers
994,748	GMO Emerging Country Debt Fund, Class III	6,465,862
7,084,243	GMO Short-Duration Collateral Fund	132,971,236
37,466	GMO Special Purpose Holding Fund(c)(d)	27,350
1,971,169	GMO World Opportunity Overlay Fund	37,235,379
	Total United States	176,699,827

	TOTAL MUTUAL FUNDS (COST $232,114,358)	176,699,827

	SHORT-TERM INVESTMENTS — 17.1%

	Money Market Funds — 17.1%
15,024,622	State Street Institutional Liquid Reserves Fund-Institutional Class	15,024,622
21,936,805	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	21,936,805

	TOTAL SHORT-TERM INVESTMENTS (COST $36,961,427)	36,961,427

	TOTAL INVESTMENTS — 102.8% (Cost $278,562,650)	222,520,915

	Other Assets and Liabilities (net) — (2.8)%	(6,158,238)

	TOTAL NET ASSETS — 100.0%	$216,362,677

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$297,228,873	$27,350	$(74,735,308)	$(74,707,958)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$15,711,607	$416,373	$4,800,000	$84,493		$331,880	$6,465,862
GMO Short-Duration Collateral Fund	362,492,061	98,652,165	280,879,778	14,723,298	♦	—	132,971,236
GMO Special Purpose Holding Fund	47,207	—	—	—		84,846	27,350
GMO World Opportunity Overlay Fund	99,460,635	10,600,000	58,100,000	—		—	37,235,379
Totals	$477,711,510	$109,668,538	$343,779,778	$14,807,791		$416,726	$176,699,827

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
1/27/09	AUD	900,000	$587,711	$8,696
2/03/09	CAD	5,600,000	4,533,216	146,908
12/16/08	CHF	14,800,000	12,204,552	(858,113)
1/06/09	EUR	69,300,000	87,978,583	1,067,823
1/06/09	EUR	91,600,000	116,289,151	(6,363,249)
12/02/08	GBP	12,300,000	18,951,855	(244,467)
2/10/09	GBP	9,500,000	14,644,316	111,215
12/02/08	GBP	16,700,000	25,731,380	(4,495,006)
1/13/09	JPY	11,359,600,000	119,142,111	1,844,167
12/23/08	NZD	900,000	493,194	(7,476)
			$400,556,069	$(8,789,502)

Sales
12/16/08	CHF	14,800,000	$12,204,553	$861,609
1/06/09	EUR	91,600,000	116,289,151	(1,300,567)
1/06/09	EUR	4,600,000	5,839,848	44,442
12/02/08	GBP	16,700,000	25,731,380	1,000,208
12/02/08	GBP	12,300,000	18,951,854	455,176
1/13/09	JPY	4,310,000,000	45,204,277	787,876
12/23/08	NZD	900,000	493,194	56,706
			$224,714,257	$1,905,450

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
12/09/08	EUR	12,500,000	SEK	125,393,490	$(383,512)
12/09/08	EUR	28,100,000	SEK	271,776,175	(2,110,895)
12/09/08	SEK	279,308,675	EUR	28,100,000	1,180,354
12/09/08	SEK	110,162,150	EUR	11,300,000	741,218
					$(572,835)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 10 Yr.	December 2008	$291,471	$10,884
7	Australian Government Bond 3 Yr.	December 2008	489,595	9,886
43	Canadian Government Bond 10 Yr.	March 2009	4,190,778	51,002
270	Euro Bund	December 2008	41,653,681	1,489,672
163	Euro BOBL	December 2008	23,707,706	632,741
500	Federal Fund 30 day	December 2008	207,516,600	63,707
48	Japanese Government Bond 10 Yr. (TSE)	December 2008	70,018,211	691,927
87	UK Gilt Long Bond	March 2009	15,651,643	100,329
			$363,519,685	$3,050,148

Sales
3	U.S. Long Bond (CBT)	March 2009	$382,453	$(8,845)
47	U.S. Treasury Note 10 Yr. (CBT)	March 2009	5,685,531	(165,008)
17	U.S. Treasury Note 2 Yr. (CBT)	March 2009	3,685,813	(25,020)
1	U.S. Treasury Note 5 Yr. (CBT)	March 2009	116,711	(862)
			$9,870,508	$(199,735)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
5,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 month Floating Rate EUR LIBOR	$1,834,104
				Premiums to (Pay) Receive		$—	$1,834,104

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate
(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 32.84% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$6,465,862	$3,050,148
Level 2 – Other Significant Observable Inputs	216,027,703	10,140,502
Level 3 – Significant Unobservable Inputs	27,350	—
Total	$222,520,915	$13,190,650

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(866,668)
Level 2 – Other Significant Observable Inputs	—	(15,763,285)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(16,629,953)

**Other financial instruments include foreign currency, forward currency contracts and futures contracts.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$47,207	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	64,805	—

Realized gain distributions paid	(84,846)	—
Change in unrealized appreciation/depreciation	184	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$27,350	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums

Outstanding, beginning of period	$—	$—	$—	$—
Options written	—	—	(5,701,000,000)	(533,497)
Options exercised	—	—	5,701,000,000	533,497
Options expired	—	—	—	—
Options sold	—	—	—	—
Outstanding, end of period	$—	$—	$—	$—

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen

NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Australia — 2.6%
1,089,814	Australia and New Zealand Banking Group Ltd	10,662,237
225,992	BHP Billiton Ltd	4,265,363
1,328,717	BlueScope Steel Ltd	3,499,080
224,165	CSL Ltd	5,135,077
1,282,611	Foster’s Group Ltd	4,630,099
2,434,000	Incitec Pivot Ltd	4,264,354
1,918,780	Mirvac Group Ltd	1,752,735
1,037,449	Santos Ltd	10,330,133
2,771,258	Stockland (REIT)	8,139,603
1,159,279	Suncorp-Metway Ltd	6,022,988
714,351	TABCORP Holdings Ltd	3,301,268
3,367,924	Telstra Corp Ltd	8,995,366
650,743	Woodside Petroleum Ltd	15,460,883
495,796	Woolworths Ltd	8,757,143
	Total Australia	95,216,329

	Austria — 0.1%
86,097	OMV AG	2,181,548

	Belgium — 0.5%
102,100	Belgacom SA	3,699,675
44,625	Colruyt SA	9,631,595
892,761	Dexia	3,907,818
1,316,586	Fortis	1,251,088
	Total Belgium	18,490,176

	Canada — 2.3%
164,200	Agrium Inc	5,180,230
424,300	Bank of Montreal	13,042,711
209,500	Canadian Natural Resources	8,812,490
126,700	Magna International Inc Class A	3,664,071
464,400	National Bank of Canada	15,496,279
342,500	Potash Corp of Saskatchewan Inc	22,220,110
210,300	Royal Bank of Canada	7,345,700
275,300	Sun Life Financial Inc	6,157,616
	Total Canada	81,919,207

	Denmark — 0.6%
205,248	Novo-Nordisk A/S Class B	10,535,231
276,348	Vestas Wind Systems A/S*	12,523,799
	Total Denmark	23,059,030

	Finland — 1.8%
270,714	Fortum Oyj	5,438,756
230,357	KCI Konecranes Oyj	3,421,283
347,981	Neste Oil Oyj	4,902,809
1,675,632	Nokia Oyj	23,732,977
453,372	Outokumpu Oyj	4,574,369
213,591	Rautaruukki Oyj	3,264,885
683,523	Sampo Oyj Class A	12,718,396
546,670	Tietoenator Oyj	5,708,867
	Total Finland	63,762,342

	France — 12.6%
165,363	Air Liquide SA	14,098,048
246,239	Alstom	13,192,011
1,012,948	Arcelor Mittal	24,396,183
694,247	BNP Paribas	38,458,259
208,822	Cap Gemini SA	6,731,486
110,509	Casino Guichard-Perrachon SA	6,764,080
102,702	Cie de Saint-Gobain	4,129,364
177,294	Essilor International SA	7,113,304
1,065,279	France Telecom SA	27,394,821
1,183,213	GDF Suez	47,463,582
126,291	Gemalto NV*	2,985,593
134,758	Hermes International	17,022,125
105,742	L’Oreal SA	8,566,590
104,796	Nexans SA	6,202,481
164,509	Peugeot SA	2,991,798
126,108	Renault SA	2,788,526
1,462,899	Sanofi-Aventis	80,843,704
381,995	Societe Generale	16,370,024
88,898	Technip SA	2,719,992
1,781,786	Total SA	93,577,811
319,981	UbiSoft Entertainment SA*	7,395,682
91,287	Unibail-Rodamco (REIT)	12,262,700
108,072	Vallourec SA	11,533,514
	Total France	455,001,678

	Germany — 6.6%
95,423	Adidas AG	2,964,356
40,376	Allianz SE (Registered)	3,343,939
516,962	Altana AG	8,568,207
172,335	BASF AG	5,493,739
237,224	Bayerische Motoren Werke AG	5,927,809
187,476	Bilfinger & Berger AG	7,652,659
118,732	Demag Cranes AG	2,491,143
190,663	Deutsche Boerse AG	13,613,760
828,644	Deutsche Telekom AG (Registered)	11,460,846
893,660	E.ON AG	31,246,354
390,266	GEA Group AG	6,022,237
415,650	Hannover Rueckversicherungs AG (Registered)	9,517,970
549,939	K&S AG	24,627,348
267,499	Kloeckner & Co AG	3,281,860
144,420	Linde AG	10,533,846
33,953	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,612,330
231,995	Norddeutsche Affinerie AG	7,973,101
158,377	Q-Cells AG*	5,280,101
84,624	RWE AG	7,102,061
110,721	Salzgitter AG	7,641,356
1,123,350	SAP AG	38,292,914
425,891	SGL Carbon AG*	11,056,055
398,313	Suedzucker AG	5,023,363
128,391	ThyssenKrupp AG	2,602,485
	Total Germany	236,329,839

	Greece — 0.1%
174,726	National Bank of Greece SA	3,361,304

	Hong Kong — 2.1%
4,415,721	CLP Holdings Ltd	31,431,928
1,045,300	Hang Seng Bank Ltd	13,414,961

3,475,000	Hong Kong Electric Holdings Ltd	19,593,264
952,000	Sun Hung Kai Properties Ltd	7,597,638
2,113,000	Yue Yuen Industrial Holdings	3,849,191
	Total Hong Kong	75,886,982

	Ireland — 0.4%
437,030	CRH Plc	9,564,509
246,281	DCC Plc	3,294,421
	Total Ireland	12,858,930

	Italy — 2.4%
1,144,467	Bulgari SPA	7,015,464
722,440	Enel SPA	4,516,933
2,913,658	ENI SPA	66,109,648
256,596	Prysmian SPA	2,855,707
3,319,868	UniCredit SPA	7,587,830
	Total Italy	88,085,582

	Japan — 25.4%
5,250	Acom Co Ltd	208,049
933,500	Aiful Corp	2,384,571
1,386,600	Alps Electric Co Ltd	6,173,809
484,200	Asahi Breweries	8,475,498
447,400	Astellas Pharma Inc	18,315,323
304,700	Bridgestone Corp	5,124,541
410,000	Canon Inc	12,374,654
1,680,600	Chuo Mitsui Trust Holdings Inc	6,300,393
5,319	CyberAgent Inc	3,282,373
892,300	Daiei Inc*	4,079,246
741,000	Daiichi Chuo Kisen Kaisha	1,634,898
715,348	Daiichi Sankyo Co Ltd	14,670,155
133,100	Daikin Industries Ltd	3,511,572
2,860,000	Daikyo Inc	1,962,140
2,061	DeNa Co Ltd	5,099,380
242,100	Eisai Co Ltd	8,230,786
314,000	FamilyMart Co Ltd	12,805,304
199,600	Fanuc Ltd	12,327,787
288,300	Fast Retailing Co Ltd	33,055,507
3,317,000	Fuji Heavy Industries Ltd	10,038,679
1,417,000	GS Yuasa Corp	5,494,568
3,908,000	Hitachi Ltd	18,168,773
2,159,100	Honda Motor Co Ltd	48,355,906
268,700	Hoya Corp	3,866,545
2,117	INPEX Corp	13,566,916
912	Japan Real Estate Investment Corp	8,088,482
1,221,000	Japan Steel Works Ltd (The)	12,586,557
156,900	JFE Holdings Inc	3,819,433
538,000	JGC Corp	6,251,201
862,000	Kao Corp	24,701,233
2,344,000	Kawasaki Kisen Kaisha Ltd	9,445,093
6,003	Kenedix Inc	1,262,919
14,814	KK daVinci Holdings*	1,144,405
484,600	Konami Corp	10,946,266
166,900	Kyushu Electric Power Co Inc	3,954,573
181,200	Lawson Inc	9,071,908
2,240,000	Marubeni Corp	7,861,622
509,700	Matsui Securities Co Ltd	3,416,319
4,810,000	Mazda Motor Corp	8,312,928
1,136,000	Meiji Dairies Corp	5,911,468

1,526,400	Mitsubishi Corp	18,991,530
4,474,000	Mitsubishi Heavy Industries Ltd	18,241,933
899,000	Mitsui OSK Lines Ltd	4,787,864
504	Mixi Inc*	3,342,596
419,000	Nikon Corp	4,742,251
84,900	Nintendo Co Ltd	26,399,899
1,031	Nippon Building Fund Inc	10,236,106
955,000	Nippon Denko Co Ltd	4,168,754
2,900,000	Nippon Light Metal	2,786,058
781,000	Nippon Meat Packers Inc	9,797,465
3,824,500	Nippon Mining Holdings Inc	11,313,696
2,965,000	Nippon Oil Corp	11,170,438
1,559,000	Nippon Sheet Glass	4,526,693
7,458	Nippon Telegraph & Telephone Corp	32,849,317
1,040,500	Nippon Yakin Koguo Co Ltd	2,395,033
1,830,000	Nippon Yusen KK	9,959,603
3,550,100	Nissan Motor Co	11,965,119
17,189	NTT Docomo Inc	28,758,585
1,235,000	OJI Paper Co Ltd	5,971,909
210,900	Ono Pharmaceutical Co Ltd	9,310,863
39,320	ORIX Corp	2,450,780
6,759,000	Osaka Gas Co Ltd	25,739,517
1,207,000	Pacific Metals Co Ltd	5,286,904
2,114,000	Panasonic Corp	25,675,436
516,000	Ricoh Company Ltd	5,389,518
232,000	Rohm Co Ltd	11,072,508
195,000	Sankyo Co Ltd Gunma	10,681,491
6,414,000	Sanyo Electric Co Ltd*	10,179,572
418,000	Seiko Epson Corp	6,011,503
1,449,300	Seven & I Holdings Co Ltd	40,995,608
663,500	Shin-Etsu Chemical Co Ltd	25,390,815
7,629,300	Sojitz Corp	11,668,517
763,600	SUMCO Corp	7,408,810
358,000	Taisho Pharmaceutical Co Ltd	6,441,550
771,200	Takeda Pharmaceutical Co Ltd	37,433,117
554,690	Takefuji Corp	3,889,410
180,000	TDK Corp	6,097,973
535,000	Tokai Carbon Co Ltd	2,173,172
320,800	Tokio Marine Holdings Inc	7,765,668
272,200	Tokyo Electric Power Co Inc (The)	8,101,407
1,932,000	Tokyo Gas Co Ltd	8,722,193
877,300	Tokyo Steel Manufacturing Co	8,194,595
358,000	TonenGeneral Sekiyu KK	3,454,840
247,600	Toyota Motor Corp	7,938,338
194,000	Trend Micro Inc	5,661,783
1,223,000	UNY Co Ltd	10,767,060
	Total Japan	912,589,577

	Netherlands — 2.0%
2,575,617	Aegon NV	12,229,240
87,191	Corio NV	3,981,546
456,639	Heineken NV	12,595,101
2,216,479	ING Groep NV	18,700,587
463,184	Koninklijke DSM NV	10,735,517
206,531	OCE NV	914,027
385,969	Reed Elsevier NV	4,561,948
156,228	TomTom NV*	915,319
96,005	Wereldhave NV	7,598,969
	Total Netherlands	72,232,254

	Norway — 0.7%
349,800	DnB NOR ASA	1,323,713
821,300	StatoilHydro ASA	13,844,778
568,500	Tandberg ASA	5,776,360
261,100	Yara International ASA	4,320,830
	Total Norway	25,265,681

	Singapore — 1.3%
418,200	MobileOne Ltd	350,036
2,968,000	Oversea-Chinese Banking Corp	10,156,022
2,770,000	Singapore Exchange Ltd	9,053,457
9,990,000	Singapore Telecommunications	16,919,459
1,259,000	United Overseas Bank Ltd	11,055,488
	Total Singapore	47,534,462

	Spain — 1.6%
473,490	Banco Santander SA	3,889,270
988,129	Iberdrola SA	7,333,687
167,473	Inditex SA	5,624,593
1,281,651	Mapfre SA	4,040,754
628,639	Repsol YPF SA	12,108,180
1,226,420	Telefonica SA	24,846,447
	Total Spain	57,842,931

	Sweden — 1.3%
614,620	Electrolux AB Series B	5,233,094
388,663	Hennes & Mauritz AB Class B	14,401,841
868,906	Investor AB Class B	12,321,875
287,881	SKF AB Class B	2,301,021
409,047	Svenska Handelsbanken AB Class A	6,828,303
817,433	Swedbank AB	5,910,074
	Total Sweden	46,996,208

	Switzerland — 9.5%
770,271	ABB Ltd*	9,985,888
133,618	Actelion Ltd*	6,021,016
158,692	Baloise Holding Ltd	8,872,201
274,232	Compagnie Financiere Richemont SA Class A	4,762,377
2,485,765	Nestle SA (Registered)	90,040,046
2,894,178	Novartis AG (Registered)	135,071,098
212,425	Roche Holding AG (Non Voting)	29,763,230
878,696	STMicroelectronics NV	5,795,771
49,565	Swatch Group AG	5,857,559
136,779	Syngenta AG (Registered)	24,591,802
47,238	Synthes Inc	5,474,284
1,195,995	UBS AG (Registered)*	14,943,804
	Total Switzerland	341,179,076

	United Kingdom — 22.1%
2,061,415	3i Group Plc	13,134,974
1,333,865	AMEC Plc	10,850,735
1,837,629	AstraZeneca Plc	69,418,177
1,393,073	BAE Systems Plc	7,640,707
5,624,333	Barclays Plc	14,941,869
773,962	BBA Aviation Plc	941,614
121,383	Berkeley Group Holdings Plc (Unit Shares)*	1,583,202
4,723,012	BG Group Plc	67,528,934
467,257	BHP Billiton Plc	8,470,855

1,508,410	BP Plc	12,248,313
1,032,375	British American Tobacco Plc	27,075,659
975,758	British Energy Group Plc	11,270,748
1,012,231	Cadbury Plc	8,587,408
922,925	Capita Group Plc	9,928,988
1,015,724	Centrica Plc	3,716,940
2,911,322	Compass Group Plc	13,804,044
1,187,588	Diageo Plc	16,589,656
969,097	Drax Group Plc	9,147,548
13,524,251	DSG International Plc	2,448,485
904,518	FirstGroup Plc	6,575,807
1,287,164	Game Group Plc	3,114,118
7,590,791	GlaxoSmithKline Plc	131,534,327
22,591,624	HBOS Plc	31,951,341
1,966,803	Home Retail Group Plc	6,186,361
1,563,809	HSBC Holdings Plc	17,091,908
717,699	ICAP Plc	3,257,003
442,010	Imperial Tobacco Group Plc	11,055,128
1,813,596	Kesa Electricals Plc	2,234,673
1,635,207	Kingfisher Plc	3,019,653
1,721,764	Ladbrokes Plc	4,961,442
570,490	London Stock Exchange	5,405,214
783,454	Michael Page International Plc	2,595,967
589,229	Next Plc	10,111,377
2,943,806	Northern Foods Plc	2,392,643
2,879,960	Old Mutual Plc	2,446,806
238,180	Provident Financial Plc	3,163,838
347,624	Reckitt Benckiser Group Plc	14,804,725
680,819	Rio Tinto Plc	16,965,573
14,797,653	Royal Bank of Scotland Group Plc	12,727,085
567,226	Royal Dutch Shell Group Class A (Amsterdam)	15,113,312
1,399,139	Royal Dutch Shell Plc A Shares (London)	37,652,225
628,315	Royal Dutch Shell Plc B Shares (London)	16,528,601
290,705	Scottish & Southern Energy Plc	4,954,917
625,356	Signet Jewelers Ltd	4,735,070
636,019	Smith & Nephew Plc	4,765,927
258,995	Spectris Plc	1,704,623
2,795,756	Stagecoach Group Plc	7,544,507
1,943,781	Tesco Plc	8,877,414
1,373,095	Tomkins Plc	2,325,962
753,808	Travis Perkins Plc	3,146,299
2,435,157	Trinity Mirror Plc	1,603,643
477,918	Unilever Plc	10,994,242
30,886,294	Vodafone Group Inc	60,695,778
585,628	WH Smith Plc	3,226,030
2,237,830	Wolseley Plc	10,553,097
	Total United Kingdom	795,345,492
	TOTAL COMMON STOCKS (COST $5,591,104,304)	3,455,138,628

	PREFERRED STOCKS — 0.3%

	Germany — 0.3%
225,732	Volkswagen AG 5.93%	9,174,110

	Sweden — 0.0%
817,433	Swedbank AB*	492,326
	TOTAL PREFERRED STOCKS (COST $17,235,871)	9,666,436

	RIGHTS AND WARRANTS — 0.0%

	Australia — 0.0%
923,661	Incitec Pivot Ltd Rights, Expires 12/04/08*	90,750
793,309	Mirvac Group Rights, Expires 11/28/08* (a)	244,220
	Total Australia	334,970

	Spain — 0.0%
25,301	Banco Santander SA Rights, Expires 11/27/08* (a)	13,411
1,039,662	Mapfre SA Rights, Expires 11/28/08* (a)	13,204
	Total Spain	26,615

	United Kingdom — 0.0%
2	Centrica Plc Rights, Expires 12/12/08*	2
	TOTAL RIGHTS AND WARRANTS (COST $1,051,676)	361,587

	SHORT-TERM INVESTMENTS — 2.2%

25,000,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	25,000,000
20,502,119	BNP Paribas Time Deposit, 0.61%, due 12/01/08	20,502,119
8,865,660	Citibank Time Deposit, 0.61%, due 12/01/08	8,865,660
25,000,000	DnB Nor Bank Time Deposit, 0.61%, due 12/01/08	25,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $79,367,779)	79,367,779

	TOTAL INVESTMENTS — 98.5% (Cost $5,688,759,630)	3,544,534,430

	Other Assets and Liabilities (net) — 1.5%	53,111,290

	TOTAL NET ASSETS— 100.0%	$3,597,645,720

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,690,719,492	$20,445,064	$(2,166,630,126)	$(2,146,185,062)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
2/20/09	AUD	25,138,983	$16,393,759	$220,594
2/20/09	AUD	25,138,983	16,393,759	54,677
2/20/09	AUD	25,900,770	16,890,540	135,591
2/20/09	CHF	37,859,756	31,343,712	(276,176)
2/20/09	CHF	37,859,756	31,343,712	(327,491)
2/20/09	CHF	37,859,756	31,343,712	(277,232)
2/20/09	CHF	37,859,756	31,343,712	(296,735)
2/20/09	EUR	27,661,354	35,110,280	42,598
2/20/09	HKD	102,619,935	13,248,091	5,271
2/20/09	JPY	3,577,047,447	37,580,725	2,208,192
2/20/09	JPY	3,577,047,447	37,580,725	2,132,827
2/20/09	JPY	3,577,047,447	37,580,725	2,167,920
2/20/09	JPY	3,577,047,447	37,580,725	2,146,873
2/20/09	JPY	3,577,047,447	37,580,725	2,127,557
2/20/09	NZD	38,355,000	20,915,365	15,726
2/20/09	SEK	323,925,789	40,004,173	(292,622)
2/20/09	SEK	323,925,789	40,004,173	(445,090)
2/20/09	SEK	323,925,789	40,004,173	(361,538)
2/20/09	SEK	323,925,789	40,004,173	(260,725)
			$592,246,959	$8,720,217

Sales
2/20/09	AUD	17,858,190	$11,645,772	$753,169
2/20/09	AUD	17,858,190	11,645,772	763,884
2/20/09	AUD	17,858,190	11,645,772	851,389
2/20/09	AUD	17,858,190	11,645,772	899,606
2/20/09	AUD	17,858,190	11,645,772	855,175
2/20/09	AUD	17,858,190	11,645,772	854,961
2/20/09	AUD	17,858,190	11,645,772	801,386
2/20/09	CAD	15,568,946	12,609,533	478,014
2/20/09	CAD	18,924,903	15,327,575	39,784
2/20/09	CAD	18,924,903	15,327,575	64,206
2/20/09	CAD	18,924,903	15,327,575	74,804
2/20/09	CAD	18,924,903	15,327,575	152,918
2/20/09	CHF	20,878,875	17,285,411	492,923
2/20/09	CHF	28,686,768	23,749,487	250,513
2/20/09	DKK	36,936,423	6,279,755	(42,860)
2/20/09	DKK	36,936,423	6,279,755	(26,234)
2/20/09	DKK	38,055,708	6,470,051	(30,845)
2/20/09	EUR	18,467,433	23,440,528	(167,592)
2/20/09	GBP	34,365,766	52,977,062	(1,462,779)

2/20/09	GBP	34,365,766	52,977,062	(1,486,147)
2/20/09	GBP	35,407,153	54,582,428	(1,496,837)
2/20/09	JPY	1,393,292,673	14,638,036	(383,236)
2/20/09	JPY	1,573,789,144	16,534,345	(186,550)
2/20/09	JPY	1,573,789,144	16,534,345	(229,197)
2/20/09	JPY	3,147,578,288	33,068,691	(562,796)
2/20/09	NOK	152,999,984	21,688,461	(116,380)
2/20/09	SEK	88,266,563	10,900,740	99,260
2/20/09	SGD	16,173,191	10,708,181	(85,396)
			$523,554,575	$1,155,143

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
204	DAX	December 2008	$30,245,542	$(2,080,189)
402	MSCI Singapore	December 2008	11,120,251	327,884
87	S&P/MIB	December 2008	10,991,978	(2,085,545)
819	TOPIX	December 2008	71,442,857	(16,371,717)
			$123,800,628	$(20,209,567)

Sales
13	AEX	December 2008	$833,623	$(33,200)
115	CAC 40	December 2008	4,767,260	(204,771)
516	FTSE 100	December 2008	34,083,913	(48,330)
5	Hang Seng	December 2008	451,176	(32,740)
9	IBEX 35	December 2008	1,018,739	(43,220)
84	OMXS 30	December 2008	667,293	(20,445)
295	S&P Toronto 60	December 2008	26,875,020	5,793,400
11	SPI 200	December 2008	672,046	(28,134)
			$69,369,070	$5,382,560

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
*	Non-income producing security.
(a)	As of November 30, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 87.02% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$414,015,002	$15,527,545
Level 2 – Other Significant Observable Inputs	3,130,519,428	18,689,818
Level 3 – Significant Unobservable Inputs	—	—
Total	$3,544,534,430	$34,217,363

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(20,948,291)
Level 2 – Other Significant Observable Inputs	—	(8,814,458)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(29,762,749)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares /
Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
13,782,333	GMO Emerging Markets Fund, Class VI	107,364,373
12,943,788	GMO International Growth Equity Fund, Class IV	212,666,436
12,372,123	GMO International Intrinsic Value Fund, Class IV	211,068,420
	TOTAL MUTUAL FUNDS (COST $883,613,171)	531,099,229

	SHORT-TERM INVESTMENTS — 0.0%

16,334	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	16,334
	TOTAL SHORT-TERM INVESTMENTS (COST $16,334)	16,334

	TOTAL INVESTMENTS — 100.0% (Cost $883,629,505)	531,115,563

	Other Assets and Liabilities (net) — (0.0)%	(41,795)

	TOTAL NET ASSETS — 100.0%	$531,073,768

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$898,076,130	$—	$(366,960,567)	$(366,960,567)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Countries Fund, Class III	$24,331,147	$2,177,207	$22,240,591	$—	$2,177,207	$—
GMO Emerging Markets Fund, Class VI	165,596,573	90,186,993	34,746,903	—	22,440,568	107,364,373
GMO International Growth Equity Fund, Class IV	283,913,374	126,362,515	57,948,506	5,957,847	10,296,359	212,666,436
GMO International Intrinsic Value Fund, Class IV	281,716,937	129,733,725	51,520,009	4,711,621	16,355,190	211,068,420
Totals	$755,558,031	$348,460,440	$166,456,009	$10,669,468	$51,269,324	$531,099,229

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 82.00% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$531,115,563	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$531,115,563	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Australia — 3.7%
187,432	Australian Stock Exchange Ltd	3,809,306
196,157	BHP Billiton Ltd	3,702,259
772,562	Brambles Ltd	3,692,436
289,777	CSL Ltd	6,638,089
1,011,812	Foster’s Group Ltd	3,652,542
1,100,514	Harvey Norman Holdings Ltd	1,561,188
1,680,140	Incitec Pivot Ltd	2,943,595
753,485	Origin Energy Ltd	7,932,797
58,981	Rio Tinto Ltd	1,815,309
1,403,836	Telstra Corp Ltd	3,749,496
627,573	Woodside Petroleum Ltd	14,910,391
1,137,492	Woolworths Ltd	20,091,289
	Total Australia	74,498,697

	Austria — 0.2%
82,392	Oesterreichische Elektrizitaetswirtschafts AG Class A	3,658,607

	Belgium — 0.2%
18,049	Colruyt SA	3,895,589

	Canada — 4.4%
180,300	Agrium Inc	5,688,157
312,300	Canadian National Railway Co	11,385,990
122,900	Canadian Natural Resources	5,169,714
85,800	Canadian Pacific Railway Ltd	2,824,834
111,900	Enbridge Inc	3,448,787
106,300	EnCana Corp	5,159,359
98,500	Husky Energy Inc	2,549,749
76,100	IGM Financial Inc	2,031,468
499,000	Potash Corp of Saskatchewan Inc	32,373,241
150,700	Research In Motion Ltd*	6,643,868
103,100	Royal Bank of Canada	3,601,244
180,900	Shoppers Drug Mart Corp	6,503,152
109,000	Suncor Energy Inc	2,521,760
	Total Canada	89,901,323

	Denmark — 2.6%
291	AP Moller-Maersk A/S Class A	1,501,305
222,900	H Lundbeck A/S	4,200,825
659,700	Novo-Nordisk A/S Class B	33,861,923
314,075	Vestas Wind Systems A/S*	14,233,547
	Total Denmark	53,797,600

	Finland — 1.2%
164,805	Alma Media Corp	1,111,083
96,409	Amer Sports Oyj Class A	677,068
233,762	Fortum Oyj	4,696,375
198,706	Kone Oyj Class B	3,943,379
692,373	Nokia Oyj	9,806,492
335,092	Nokian Renkaat Oyj	3,934,180
	Total Finland	24,168,577

	France — 8.2%
113,649	Air Liquide SA	9,689,163

107,636	Alstom	5,766,492
1,035,595	Arcelor Mittal	24,941,621
54,092	Dassault Systemes SA	2,100,049
68,842	Electricite de France	4,015,508
154,801	Essilor International SA	6,210,851
181,508	Groupe Danone	10,458,078
63,085	Hermes International	7,968,661
148,636	L’Oreal SA	12,041,608
28,972	Neopost SA	2,076,142
372,114	Sanofi-Aventis	20,564,013
967,145	Total SA	50,793,592
99,270	UbiSoft Entertainment SA*	2,294,415
43,251	Vallourec SA	4,615,775
129,236	Veolia Environnement	3,237,520
	Total France	166,773,488

	Germany — 5.4%
154,460	Adidas AG	4,798,365
311,062	Aixtron AG	1,449,886
75,287	Bayer AG	3,889,751
106,132	Beiersdorf AG	5,863,493
205,259	Deutsche Boerse AG	14,655,946
92,778	Fresenius Medical Care AG & Co	4,039,305
338,788	K&S AG	15,171,592
67,025	Linde AG	4,888,735
79,836	Norddeutsche Affinerie AG	2,743,768
10,739	Puma AG Rudolf Dassler Sport	1,827,771
60,608	Q-Cells AG*	2,020,599
1,273,688	SAP AG	43,417,657
217,645	SGL Carbon AG*	5,650,025
	Total Germany	110,416,893

	Greece — 0.4%
183,788	Coca Cola Hellenic Bottling Co SA	2,847,653
98,141	National Bank of Greece SA	1,887,995
167,634	OPAP SA	4,150,236
	Total Greece	8,885,884

	Hong Kong — 2.2%
1,721,500	CLP Holdings Ltd	12,253,959
1,009,200	Esprit Holdings Ltd	4,785,857
472,400	Hang Seng Bank Ltd	6,062,592
3,579,400	Hong Kong & China Gas	6,413,858
92,800	Hong Kong Aircraft Engineering Co Ltd	841,361
1,618,000	Hong Kong Electric Holdings Ltd	9,122,849
1,480,000	Li & Fung Ltd	2,725,976
4,242,000	PCCW Ltd	1,947,111
	Total Hong Kong	44,153,563

	Ireland — 0.1%
73,214	CRH Plc	1,602,306
52,806	DCC Plc	706,369
	Total Ireland	2,308,675

	Japan — 21.0%
167,900	Aisin Seiki Co Ltd	2,228,891
316,400	Astellas Pharma Inc	12,952,544
681,650	Canon Inc	20,573,617

826	Central Japan Railway Co	7,002,570
104,000	Cosmo Oil Co Ltd	258,089
267,400	Daiichi Sankyo Co Ltd	5,483,764
291,800	Daikin Industries Ltd	7,698,547
773	East Japan Railway Co	5,980,682
160,000	Eisai Co Ltd	5,439,594
126,900	Fanuc Ltd	7,837,656
123,300	Fast Retailing Co Ltd	14,137,163
44,300	Hirose Electric Co Ltd	4,021,020
98,700	Hisamitsu Pharmaceutical Co Inc	3,978,582
236,000	Hitachi Metals Ltd	1,408,814
621,000	Honda Motor Co Ltd	13,908,118
455,400	Hoya Corp	6,553,125
1,163	INPEX Corp	7,453,152
85,300	Ito En Ltd	1,368,419
411,000	Japan Steel Works Ltd (The)	4,236,753
1,730	Japan Tobacco Inc	6,366,915
267,000	JGC Corp	3,102,362
627,000	Kao Corp	17,967,138
52,300	Keyence Corp	8,694,284
81,600	Lawson Inc	4,085,362
666,000	Marubeni Corp	2,337,429
1,297,500	Mitsubishi Corp	16,143,547
131,000	Mitsubishi Estate Co Ltd	1,954,565
1,966,000	Mitsubishi Heavy Industries Ltd	8,016,013
71,300	Murata Manufacturing Co Ltd	2,461,842
241,000	Nikon Corp	2,727,643
40,200	Nintendo Co Ltd	12,500,305
401,000	Nippon Denko Co Ltd	1,750,440
528,000	Nippon Yusen KK	2,873,590
93,900	Nissha Printing Co Ltd	4,375,629
144,000	Nomura Research Institute	2,712,907
3,294	NTT Docomo Inc	5,511,128
444,000	OJI Paper Co Ltd	2,146,986
178,000	Olympus Corp	3,701,103
36,100	Ono Pharmaceutical Co Ltd	1,593,751
14,410	ORIX Corp	898,162
2,381,000	Panasonic Corp	28,918,265
7,197	Rakuten Inc	3,946,135
38,000	Rohm Co Ltd	1,813,601
74,600	Sankyo Co Ltd Gunma	4,086,355
64,100	Secom Co	2,984,163
816,100	Seven & I Holdings Co Ltd	23,084,604
27,200	Shimamura Co	2,087,169
387,700	Shin-Etsu Chemical Co Ltd	14,836,502
294,000	Shionogi & Co Ltd	6,423,928
225,000	Shiseido Co Ltd	4,191,407
1,800,000	Sumitomo Metal Industries Ltd	4,635,915
816,200	Takeda Pharmaceutical Co Ltd	39,617,363
270,400	Terumo Corp	12,524,177
80,700	Tokio Marine Holdings Inc	1,953,521
328,600	Tokyo Electric Power Co Inc (The)	9,780,023
110,900	Toyoda Gosei Co Ltd	1,400,981
90,800	Toyota Motor Corp	2,911,152
60,500	Unicharm Corp	4,171,273
24,923	Yahoo Japan Corp	8,121,597
84,900	Yamada Denki Co Ltd	4,403,300
	Total Japan	426,333,632

	Netherlands — 1.9%
235,511	Heineken NV	6,495,908
185,009	Koninklijke DSM NV	4,288,074
534,509	Koninklijke KPN NV	7,380,016
126,499	Qiagen NV*	1,997,005
220,429	Reed Elsevier NV	2,605,353
706,501	Unilever NV	16,487,374
	Total Netherlands	39,253,730

	Norway — 0.6%
529,650	StatoilHydro ASA	8,928,390
146,980	Yara International ASA	2,432,308
	Total Norway	11,360,698

	Singapore — 1.0%
1,471,000	Keppel Land Ltd	1,341,276
1,606,000	Singapore Press Holdings Ltd	3,778,624
2,318,000	Singapore Technologies Engineering Ltd	3,628,993
6,682,500	Singapore Telecommunications	11,317,746
	Total Singapore	20,066,639

	Spain — 3.5%
83,022	Gas Natural SDG SA	2,301,896
327,418	Iberdrola SA	2,430,028
203,199	Inditex SA	6,824,454
681,975	Mapfre SA	2,150,112
104,344	Red Electrica de Espana	4,620,303
2,642,822	Telefonica SA	53,541,802
	Total Spain	71,868,595

	Sweden — 0.7%
364,850	Hennes & Mauritz AB Class B	13,519,454

	Switzerland — 15.7%
630,112	ABB Ltd*	8,168,849
245,367	Compagnie Financiere Richemont SA Class A	4,261,100
26,545	Geberit AG (Registered)	2,443,876
33,530	Lonza Group AG (Registered)	2,765,487
2,619,618	Nestle SA (Registered)	94,888,505
2,100,232	Novartis AG (Registered)	98,017,690
426,656	Roche Holding AG (Non Voting)	59,779,502
2,872	SGS SA (Registered)	2,445,060
19,477	Swatch Group AG	2,301,779
11,174	Swisscom AG (Registered)	3,200,629
136,727	Syngenta AG (Registered)	24,582,453
135,403	Synthes Inc	15,691,488
	Total Switzerland	318,546,418

	United Kingdom — 23.0%
232,037	3i Group Plc	1,478,499
79,008	Anglo American Plc	1,884,442
819,302	AstraZeneca Plc	30,949,909
251,016	Autonomy Corp Plc*	3,621,556
105,783	Aveva Group Plc	858,650
345,952	BAE Systems Plc	1,897,473
5,939,951	BG Group Plc	84,928,550
366,707	BHP Billiton Plc	6,647,994
936,507	British American Tobacco Plc	24,561,369

1,052,240	British Energy Group Plc	12,154,173
174,643	Bunzl Plc	1,710,820
578,429	Burberry Group Plc	1,840,150
455,439	Cadbury Plc	3,863,783
609,702	Capita Group Plc	6,559,280
1,293,122	Centrica Plc	4,732,051
884,104	Cobham Plc	2,426,127
2,520,964	Diageo Plc	35,215,853
355,766	Drax Group Plc	3,358,164
6,416,651	GlaxoSmithKline Plc	111,188,659
146,405	HBOS Plc	207,061
600,672	HSBC Holdings Plc	6,565,144
424,438	Imperial Tobacco Group Plc	10,615,634
814,453	Man Group Plc	3,177,555
154,567	Next Plc	2,652,424
565,177	Petrofac Ltd	2,956,624
673,541	Reckitt Benckiser Group Plc	28,684,985
913,575	Reed Elsevier Plc	7,615,735
693,365	Rio Tinto Plc	17,278,211
106,231	Royal Dutch Shell Plc A Shares (London)	2,858,782
409,857	Scottish & Southern Energy Plc	6,985,801
492,089	Smith & Nephew Plc	3,687,406
605,393	Tesco Plc	2,764,881
589,501	Tullow Oil Plc	4,764,958
261,232	Unilever Plc	6,009,499
7,238,224	Vodafone Group Inc	14,224,097
375,394	Xstrata Plc	5,421,352
	Total United Kingdom	466,347,651
	TOTAL COMMON STOCKS (COST $2,882,845,560)	1,949,755,713

	PREFERRED STOCKS — 0.2%

	Germany — 0.2%
33,054	Fresenius SE (Non Voting) 1.57%	1,830,758
41,027	Volkswagen AG 5.93%	1,667,403
	Total Germany	3,498,161
	TOTAL PREFERRED STOCKS (COST $4,288,808)	3,498,161

	RIGHTS AND WARRANTS — 0.0%

	Australia — 0.0%
646,207	Incitec Pivot Ltd Rights, Expires 12/04/08*	63,490

	Spain — 0.0%
681,954	Mapfre SA Rights, Expires 11/28/08* (a)	8,661

	United Kingdom — 0.0%
1	Centrica Plc Rights, Expires 12/12/08*	1
	TOTAL RIGHTS AND WARRANTS (COST $604,380)	72,152

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.8%

25,000,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	25,000,000
10,973,489	DnB Nor Bank Time Deposit, 0.61%, due 12/01/08	10,973,489
	TOTAL SHORT-TERM INVESTMENTS (COST $35,973,488)	35,973,489

	TOTAL INVESTMENTS — 98.0% (Cost $2,923,712,236)	1,989,299,515

	Other Assets and Liabilities (net) — 2.0%	40,665,056

	TOTAL NET ASSETS— 100.0%	$2,029,964,571

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,932,779,526	$18,727,509	$(962,207,520)	$(943,480,011)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
2/20/09	AUD	26,229,177	$17,104,702	$57,048
2/20/09	AUD	27,855,994	18,165,590	(692,918)
2/20/09	EUR	34,365,120	43,619,303	291,794
2/20/09	EUR	33,354,381	42,336,382	299,856
2/20/09	EUR	33,354,381	42,336,382	135,419
2/20/09	EUR	21,077,232	26,753,120	32,459
2/20/09	HKD	70,335,197	9,080,176	2,597
2/20/09	JPY	4,696,098,771	49,337,562	2,899,008
2/20/09	JPY	4,696,098,771	49,337,562	2,846,138
2/20/09	JPY	4,696,098,771	49,337,562	2,818,505
2/20/09	JPY	4,696,098,771	49,337,562	2,793,146
2/20/09	NOK	215,958,957	30,613,189	136,770
2/20/09	NOK	38,110,404	5,402,328	24,212
2/20/09	NZD	16,225,269	8,847,801	162
2/20/09	SEK	196,106,185	24,218,713	(218,877)
2/20/09	SEK	196,106,185	24,218,713	(180,190)
2/20/09	SEK	196,106,185	24,218,713	(177,155)
2/20/09	SEK	196,106,185	24,218,713	(177,155)
2/20/09	SEK	196,106,185	24,218,713	(269,460)
2/20/09	SGD	46,513,044	30,796,032	299,675
2/20/09	SGD	46,513,044	30,796,032	269,653
			$624,294,850	$11,190,687

Sales
2/20/09	AUD	23,226,824	$15,146,793	$979,591
2/20/09	AUD	23,226,824	15,146,793	993,527
2/20/09	AUD	23,226,824	15,146,793	1,107,339
2/20/09	AUD	23,226,824	15,146,793	1,042,304
2/20/09	AUD	23,226,824	15,146,793	1,170,051
2/20/09	AUD	23,226,824	15,146,793	1,112,263
2/20/09	AUD	23,226,824	15,146,793	1,111,984
2/20/09	CAD	27,374,078	22,170,694	57,547
2/20/09	CAD	27,374,078	22,170,694	110,921
2/20/09	CAD	27,374,078	22,170,694	132,506
2/20/09	CAD	27,374,078	22,170,694	71,996
2/20/09	CHF	11,793,096	9,763,385	86,028
2/20/09	CHF	11,793,096	9,763,385	82,162
2/20/09	CHF	27,900,018	23,098,145	658,683
2/20/09	GBP	39,392,021	60,725,361	(644,802)
2/20/09	GBP	25,061,230	38,633,515	(1,066,731)
2/20/09	GBP	25,061,230	38,633,515	(1,083,773)

2/20/09	GBP	25,061,230	38,633,515	(1,102,769)
2/20/09	HKD	192,268,918	24,821,650	(9,876)
2/20/09	HKD	128,179,278	16,547,767	(7,225)
2/20/09	JPY	3,466,856,782	36,423,053	(953,586)
2/20/09	JPY	435,061,148	4,570,784	(77,790)
2/20/09	NOK	207,894,440	29,470,006	3,729,361
2/20/09	NOK	100,875,179	14,299,527	371,519
			$540,093,935	$7,871,230

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
336	DAX	December 2008	$49,816,187	$(3,850,250)
143	FTSE 100	December 2008	9,445,736	(102,856)
85	S&P Toronto 60	December 2008	7,743,650	66,897
10	TOPIX	December 2008	872,318	(52,329)
			$67,877,891	$(3,938,538)

Sales
26	AEX	December 2008	$1,667,245	$(47,452)
172	CAC 40	December 2008	7,130,162	(189,819)
14	HANG SENG	December 2008	1,263,294	(60,980)
29	IBEX 35	December 2008	3,282,603	(94,705)
43	MSCI Singapore	December 2008	1,189,480	(22,200)
152	OMXS 30	December 2008	1,207,482	(26,892)
12	S&P/MIB	December 2008	1,516,135	4,020
380	SPI 200	December 2008	23,216,148	2,622,942
			$40,472,549	$2,184,914

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*          Non-income producing security.

(a)       As of November 30, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 85.88% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$246,056,632	$7,193,074
Level 2 – Other Significant Observable Inputs	1,743,242,883	25,724,224
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,989,299,515	$32,917,298

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(4,447,483)
Level 2 – Other Significant Observable Inputs	—	(7,076,969)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(11,524,452)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%

	Australia — 2.2%
1,195,413	Australia and New Zealand Banking Group Ltd	11,695,369
362,018	BHP Billiton Ltd	6,832,712
1,690,912	BlueScope Steel Ltd	4,452,894
4,615,170	Macquarie Infrastructure Group	5,333,064
4,232,474	Mirvac Group Ltd	3,866,208
536,830	Santos Ltd	5,345,348
5,002,914	Stockland	14,694,314
1,482,843	Suncorp-Metway Ltd	7,704,051
1,105,753	TABCORP Holdings Ltd	5,110,074
2,888,525	Telstra Corp Ltd	7,714,943
315,070	Westpac Banking Corp*	3,663,083
508,934	Woodside Petroleum Ltd	12,091,669
267,976	Woolworths Ltd	4,733,205
	Total Australia	93,236,934

	Austria — 0.1%
134,940	OMV AG	3,419,145

	Belgium — 0.7%
16,027	Bekaert NV	1,032,394
189,886	Belgacom SA	6,880,671
41,628	Colruyt SA	8,984,741
1,709,510	Dexia	7,482,914
2,132,999	Fortis	2,026,885
63,094	Solvay SA	4,517,271
	Total Belgium	30,924,876

	Canada — 3.7%
103,200	Agrium Inc	3,255,784
779,700	Bank of Montreal	23,967,481
298,000	Bank of Nova Scotia	8,919,269
153,211	BCE Inc	3,092,230
173,700	Canadian Imperial Bank of Commerce	7,008,701
251,900	Canadian National Railway Co	9,183,897
299,000	Canadian Natural Resources	12,577,253
210,400	Canadian Oil Sands Trust	4,382,624
258,300	Canadian Pacific Railway Ltd	8,504,134
176,200	EnCana Corp	8,552,014
491,100	Hudbay Minerals Inc*	1,561,255
175,300	IGM Financial Inc	4,679,583
210,200	Magna International Inc Class A	6,078,830
591,800	National Bank of Canada	19,747,411
303,400	Penn West Energy Trust	4,756,424
417,000	Petro-Canada	11,377,940
211,900	Royal Bank of Canada	7,401,587
527,000	Sun Life Financial Inc	11,787,372
	Total Canada	156,833,789

	Denmark — 0.2%
332,800	Danske Bank A/S	3,912,691
73,390	Novo-Nordisk A/S Class B	3,767,056
	Total Denmark	7,679,747

	Finland — 1.2%
132,103	Fortum Oyj	2,654,004
329,570	Neste Oil Oyj	4,643,410
1,208,450	Nokia Oyj	17,116,000
88,602	Nokian Renkaat Oyj	1,040,240
232,597	Outokumpu Oyj	2,346,824
162,387	Rautaruukki Oyj	2,482,197
1,006,161	Sampo Oyj Class A	18,721,760
38,955	Stockmann Oyj AB Class A	630,190
208,277	Tietoenator Oyj	2,175,034
	Total Finland	51,809,659

	France — 11.5%
119,327	Air Liquide SA	10,173,242
728,147	Arcelor Mittal	17,536,939
732,248	BNP Paribas	40,563,349
15,189	Bongrain SA	855,060
94,860	Cap Gemini SA	3,057,862
118,326	Casino Guichard-Perrachon SA	7,242,546
124,241	Cie de Saint-Gobain	4,995,388
18,011	CNP Assurances	1,161,810
125,172	Dassault Systemes SA	4,859,634
165,104	Essilor International SA	6,624,223
766,544	France Telecom SA	19,712,522
3,655	Fromageries Bel	533,008
900,771	GDF Suez	36,133,661
118,539	Hermes International	14,973,402
82,853	L’Oreal SA	6,712,259
247,853	Peugeot SA	4,507,511
289,154	Renault SA	6,393,833
2,003,853	Sanofi-Aventis	110,738,266
113,258	SES	1,989,468
513,314	Societe Generale	21,997,572
35,713	Sodexo	1,802,463
2,863,547	Total SA	150,390,933
35,589	Unibail-Rodamco	4,780,716
54,020	Vallourec SA	5,765,050
	Total France	483,500,717

	Germany — 4.7%
758	Aareal Bank AG	5,458
271,462	Adidas AG	8,433,082
68,437	Allianz SE (Registered)	5,667,950
400,253	Altana AG	6,633,854
358,153	BASF AG	11,417,293
561,563	Bayerische Motoren Werke AG	14,032,468
134,445	Demag Cranes AG	2,820,821
331,182	Deutsche Post AG (Registered)	4,748,774
880,321	Deutsche Telekom AG (Registered)	12,175,583
603,306	E.ON AG	21,094,278
124,746	Fresenius Medical Care AG & Co	5,431,106
207,595	Gildemeister AG	1,566,117
271,763	Hannover Rueckversicherungs AG (Registered)	6,223,101
571,290	Heidelberger Druckmaschinen AG	3,228,773
184,379	Kloeckner & Co AG	2,262,087
71,886	Linde AG	5,243,291
48,806	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,630,029
346,302	Norddeutsche Affinerie AG	11,901,552
24,434	Puma AG Rudolf Dassler Sport	4,158,652

137,829	RWE AG	11,567,286
171,703	Salzgitter AG	11,850,000
885,810	SAP AG	30,195,617
140,222	SGL Carbon AG*	3,640,138
271,047	ThyssenKrupp AG	5,494,122
37,297	Vossloh AG	3,434,256
	Total Germany	199,855,688

	Greece — 0.3%
195,935	Alpha Bank A.E.	2,002,573
86,671	National Bank of Greece SA	1,667,340
367,913	OPAP SA	9,108,687
	Total Greece	12,778,600

	Hong Kong — 3.2%
3,030,500	BOC Hong Kong Holdings Ltd	3,517,223
6,601,098	CLP Holdings Ltd	46,987,850
1,072,400	Esprit Holdings Ltd	5,085,566
171,000	Guoco Group	1,052,794
733,400	Hang Seng Bank Ltd	9,412,161
5,632,300	Hong Kong & China Gas	10,092,411
255,100	Hong Kong Aircraft Engineering Co Ltd	2,312,835
5,766,969	Hong Kong Electric Holdings Ltd	32,516,186
564,700	Hong Kong Ferry Co Ltd	294,690
506,000	Hutchison Whampoa Ltd	2,557,612
1,737,000	MTR Corp Ltd	3,874,609
3,973,200	Noble Group Ltd	2,629,808
947,000	Sun Hung Kai Properties Ltd	7,557,734
2,664,400	Yue Yuen Industrial Holdings	4,853,661
	Total Hong Kong	132,745,140

	Ireland — 0.4%
786,796	CRH Plc	17,219,225

	Italy — 4.0%
1,152,750	A2A SPA	2,018,632
412,084	Banco Popolare Scarl	3,778,712
1,069,201	Enel SPA	6,684,997
4,785,612	ENI SPA	108,583,480
165,365	Fondiaria - Sai SPA-Di RISP	1,699,770
276,944	Italcementi SPA-Di RISP	1,625,427
197,819	Luxottica Group SPA	3,677,274
1,335,964	Mediaset SPA	7,230,832
97,300	Natuzzi SPA ADR*	192,654
1,539,591	Snam Rete Gas SPA	8,058,224
5,379,535	Telecom Italia SPA	7,324,202
9,035,087	Telecom Italia SPA-Di RISP	7,738,748
1,588,316	Terna SPA	4,715,905
3,124,667	UniCredit SPA	7,141,683
	Total Italy	170,470,540

	Japan — 29.2%
5,480	Acom Co Ltd	217,163
806,750	Aiful Corp	2,060,796
169,000	Air Water Inc	1,411,045
156,900	Aisin Seiki Co Ltd	2,082,864
906,400	Alps Electric Co Ltd	4,035,728
877,800	Asahi Breweries	15,365,122
1,742,000	Asahi Kasei Corp	7,397,349

104,300	Benesse Corp	4,410,175
140,900	Bridgestone Corp	2,369,701
927,600	Canon Inc	27,996,901
161,400	Capcom	3,277,985
114,300	Chubu Electric Power Co Inc	3,150,213
68,300	Chugoku Electric Power Co Inc	1,693,800
77,400	Circle K Sunkus Co Ltd	1,457,042
2,015,000	Cosmo Oil Co Ltd	5,000,465
571,200	Culture Convenience Club Co Ltd	5,062,167
475,000	Dai Nippon Printing Co Ltd	5,019,278
998,700	Daiei Inc*	4,565,665
458,000	Daihatsu Motor Co Ltd	3,323,405
320,500	Denso Corp	5,324,219
66,500	Electric Power Development Co Ltd	2,321,082
200,700	FamilyMart Co Ltd	8,184,791
196,300	Fanuc Ltd	12,123,971
248,700	Fast Retailing Co Ltd	28,515,104
3,223,000	Fuji Heavy Industries Ltd	9,754,194
1,715,000	Fujikura Ltd	5,093,304
1,115,000	Furukawa Electric Co Ltd (The)	4,299,237
1,451,000	GS Yuasa Corp	5,626,407
1,908,000	Hanwa Co Ltd	5,438,962
10,403,000	Haseko Corp	8,860,199
75,500	Hirose Electric Co Ltd	6,852,980
2,264,000	Hitachi Ltd	10,525,614
199,000	Hitachi Metals Ltd	1,187,940
453,000	Hokkaido Electric Power Co Inc	10,606,795
63,200	Hokuriku Electric Power Co	1,607,999
3,589,300	Honda Motor Co Ltd	80,387,131
249,400	Hosiden Corp	3,065,705
580,600	Hoya Corp	8,354,731
1,214	INPEX Corp	7,779,988
662,000	Itochu Corp	3,360,500
532,600	JFE Holdings Inc	12,965,136
340,000	JGC Corp	3,950,573
1,738,000	Kao Corp	49,803,646
2,853,000	Kawasaki Kisen Kaisha Ltd	11,496,097
6,670	Kenedix Inc	1,403,243
80,200	Keyence Corp	13,332,343
247,000	Kirin Holdings Co Ltd	3,009,052
9,264	KK daVinci Holdings*	715,659
280,000	Konami Corp	6,324,710
460,600	Kyushu Electric Power Co Inc	10,913,579
178,200	Lawson Inc	8,921,710
331,800	Leopalace21 Corp	3,128,599
40,000	Mabuchi Motor Co Ltd	1,717,797
725,800	Matsui Securities Co Ltd	4,864,752
4,820,000	Mazda Motor Corp	8,330,211
1,263,500	Mitsubishi Chemical Holdings	5,290,472
532,300	Mitsubishi Corp	6,622,898
389,000	Mitsubishi Gas Chemical Co Inc	1,487,130
1,983,000	Mitsubishi Heavy Industries Ltd	8,085,327
4,342,000	Mitsui Mining & Smelting Co Ltd	8,389,776
1,022,000	Mitsui OSK Lines Ltd	5,442,933
1,260	Mizuho Financial Group Inc	3,345,999
313,900	Murata Manufacturing Co Ltd	10,838,321
860,000	NEC Corp	2,418,278
871,000	Nichirei Corp	3,643,786
61,700	Nintendo Co Ltd	19,185,792
389,000	Nippon Carbon Co Ltd	943,778

362,000	Nippon Denko Co Ltd	1,580,198
357,000	Nippon Meat Packers Inc	4,478,483
3,526,500	Nippon Mining Holdings Inc	10,432,147
5,246,000	Nippon Oil Corp	19,763,952
1,359	Nippon Paper Group Inc	4,534,150
12,254	Nippon Telegraph & Telephone Corp	53,973,657
1,325,000	Nippon Yakin Koguo Co Ltd	3,049,898
2,923,000	Nippon Yusen KK	15,908,153
8,056,100	Nissan Motor Co	27,151,966
114,300	Nissha Printing Co Ltd	5,326,245
314,500	Nisshin Seifun Group Inc	3,533,067
905,000	Nisshinbo Industries Inc	6,255,218
141,300	Nitto Denko Corp	2,370,820
243,300	Nomura Research Institute	4,583,683
34,830	NTT Docomo Inc	58,273,402
258,000	Odakyu Electric Railway Co Ltd	1,970,839
948,000	OJI Paper Co Ltd	4,584,105
90,400	Ono Pharmaceutical Co Ltd	3,991,001
52,100	Oriental Land Co Ltd	3,919,652
98,920	ORIX Corp	6,165,595
8,153,000	Osaka Gas Co Ltd	31,048,126
1,216,000	Pacific Metals Co Ltd	5,326,326
928,000	Panasonic Corp	11,270,958
25,840	Point Inc	1,259,433
253,750	Promise Co Ltd	5,237,355
740,000	Rengo Co Ltd	4,574,301
901,000	Ricoh Company Ltd	9,410,767
165,900	Rohm Co Ltd	7,917,798
134,700	Ryohin Keikaku Co Ltd	5,624,426
323,700	Sankyo Co Ltd Gunma	17,731,275
2,099,000	Sanyo Electric Co Ltd*	3,331,294
25,019	SBI Holdings Inc	3,914,181
32,900	Secom Co	1,531,653
1,642,700	Sega Sammy Holdings Inc	15,870,897
240,500	Seiko Epson Corp	3,458,772
2,409,100	Seven & I Holdings Co Ltd	68,144,980
86,300	Shimamura Co	6,622,157
155,100	Shimano Inc	5,745,384
611,900	Shin-Etsu Chemical Co Ltd	23,416,187
1,419,000	Shinsei Bank Ltd	2,274,294
168,000	Shiseido Co Ltd	3,129,584
1,054,000	Showa Shell Sekiyu KK	8,754,582
5,790,200	Sojitz Corp	8,855,734
457,100	SUMCO Corp	4,435,001
856,600	Sumitomo Electric Industries Ltd	6,467,437
4,244,000	Sumitomo Metal Industries Ltd	10,930,456
61,200	T&D Holdings Inc	2,283,476
595,200	Takeda Pharmaceutical Co Ltd	28,890,290
913,510	Takefuji Corp	6,405,407
159,500	TDK Corp	5,403,481
313,800	Terumo Corp	14,534,345
126,400	Tokio Marine Holdings Inc	3,059,789
277,700	Tokyo Electric Power Co Inc (The)	8,265,102
2,025,000	Tokyo Gas Co Ltd	9,142,050
1,054,900	Tokyo Steel Manufacturing Co	9,853,504
896,000	TonenGeneral Sekiyu KK	8,646,751
638,000	Toppan Printing Co Ltd	4,776,543
2,107,000	Tosoh Corp	4,393,592
867,000	Toyo Engineering Corp	2,110,793
178,000	Toyo Suisan Kaisha Ltd	4,160,621

122,900	Toyota Boshoku Corp	988,524
200	Toyota Industries Corp	3,916
394,600	Toyota Motor Corp	12,651,326
274,900	Toyota Tsusho Kaisha	2,611,276
267,000	Trend Micro Inc	7,792,248
1,263,000	Ube Industries Ltd	2,526,580
62,500	Unicharm Corp	4,309,167
1,141,000	UNY Co Ltd	10,045,148
37,506	Yahoo Japan Corp	12,221,989
89,000	Yamato Kogyo Co	1,996,868
129,000	Yamazaki Baking Co Ltd	1,712,998
	Total Japan	1,232,654,687

	Netherlands — 1.7%
3,785,031	Aegon NV	17,971,637
11,644	Gamma Holdings NV	156,676
442,871	Heineken NV	12,215,349
3,826,638	ING Groep NV	32,285,610
256,990	Koninklijke DSM NV	5,956,425
314,313	Reed Elsevier NV	3,715,012
	Total Netherlands	72,300,709

	New Zealand — 0.2%
4,824,192	Telecom Corp of New Zealand	6,585,407

	Norway — 0.4%
756,300	DnB NOR ASA	2,861,990
846,150	StatoilHydro ASA	14,263,678
	Total Norway	17,125,668

	Singapore — 1.9%
241,000	DBS Group Holdings Ltd	1,507,936
2,384,000	Neptune Orient Lines Ltd	1,651,982
2,870,000	Oversea-Chinese Banking Corp	9,820,682
3,258,100	Sembcorp Industries Ltd	4,790,963
4,795,000	SembCorp Marine Ltd	5,106,323
1,251,000	Singapore Exchange Ltd	4,088,763
1,578,000	Singapore Petroleum Co	2,208,939
5,458,000	Singapore Press Holdings Ltd	12,841,674
2,399,000	Singapore Technologies Engineering Ltd	3,755,804
14,289,000	Singapore Telecommunications	24,200,415
1,133,000	United Overseas Bank Ltd	9,949,062
	Total Singapore	79,922,543

	Spain — 1.5%
388,350	Banco Santander SA	3,189,926
118,893	Gas Natural SDG SA	3,296,467
599,186	Iberdrola SA	4,447,033
204,544	Inditex SA	6,869,626
1,243,711	Repsol YPF SA	23,955,047
1,031,210	Telefonica SA	20,891,623
104,458	Union Fenosa SA	2,276,497
	Total Spain	64,926,219

	Sweden — 1.1%
469,575	Hennes & Mauritz AB Class B	17,400,022
913,607	Investor AB Class B	12,955,776
418,200	SKF AB Class B	3,342,655

493,800	Svenska Handelsbanken AB Class A	8,243,102
670,100	Swedbank AB	4,844,851
	Total Sweden	46,786,406

	Switzerland — 8.3%
286,555	Ciba Holding AG	11,803,559
286,383	Clariant AG (Registered)*	1,760,081
255,426	Compagnie Financiere Richemont SA Class A	4,435,787
2,969,014	Nestle SA (Registered)	107,544,421
3,341,140	Novartis AG (Registered)	155,930,785
135,280	Roche Holding AG (Non Voting)	18,954,312
339,107	STMicroelectronics NV	2,236,708
38,127	Swatch Group AG	4,505,824
60,292	Syngenta AG (Registered)	10,840,033
148,631	Synthes Inc	17,224,446
1,339,874	UBS AG (Registered)*	16,741,554
	Total Switzerland	351,977,510

	United Kingdom — 20.0%
1,932,712	3i Group Plc	12,314,901
1,847,976	AstraZeneca Plc	69,809,045
954,400	BAE Systems Plc	5,234,679
8,372,626	Barclays Plc	22,243,115
1,095,110	Barratt Developments Plc	789,003
2,382,056	BG Group Plc	34,058,288
153,521	BHP Billiton Plc	2,783,167
3,001,764	BP Plc	24,374,372
862,287	British American Tobacco Plc	22,614,833
920,803	British Energy Group Plc	10,635,976
3,308,764	BT Group Plc	6,860,572
876,734	Cadbury Plc	7,437,900
682,752	Capita Group Plc	7,345,165
1,132,089	Centrica Plc	4,142,766
2,527,322	Cobham Plc	6,935,388
1,694,513	Compass Group Plc	8,034,540
1,318,395	Diageo Plc	18,416,925
1,008,106	Drax Group Plc	9,515,763
16,531,489	DSG International Plc	2,992,927
401,044	FirstGroup Plc	2,915,572
1,457,164	Game Group Plc	3,525,410
11,512,671	GlaxoSmithKline Plc	199,493,232
21,184,374	HBOS Plc	29,961,067
3,502,880	Home Retail Group Plc	11,017,921
1,808,702	HSBC Holdings Plc	19,768,507
186,890	Imperial Tobacco Group Plc	4,674,313
155,554	Jardine Lloyd Thompson Group Plc	1,201,144
1,916,757	Kesa Electricals Plc	2,361,785
3,358,416	Kingfisher Plc	6,201,815
321,740	London Stock Exchange	3,048,386
504,514	Next Plc	8,657,638
4,302,051	Old Mutual Plc	3,655,010
248,399	Reckitt Benckiser Group Plc	10,578,898
798,727	Reed Elsevier Plc	6,658,340
518,278	Rio Tinto Plc	12,915,155
27,582,510	Royal Bank of Scotland Group Plc	23,723,015
2,542,746	Royal Dutch Shell Plc A Shares (London)	68,427,829
993,208	Royal Dutch Shell Plc B Shares (London)	26,127,561
1,065,169	RSA Insurance Group Plc	2,517,620
1,438,161	Sage Group Plc	3,697,038

505,735	Scottish & Southern Energy Plc	8,619,992
510,566	Signet Jewelers Ltd	3,865,903
932,781	Smith & Nephew Plc	6,989,676
2,881,273	Taylor Woodrow Plc	489,229
1,418,284	Tesco Plc	6,477,424
474,031	Travis Perkins Plc	1,978,545
126,602	Unilever Plc	2,912,410
590,487	United Utilities Group Plc	5,524,168
34,405,461	Vodafone Group Inc	67,611,421
1,956,735	William Hill Plc	5,793,202
1,668,222	Wolseley Plc	7,866,955
	Total United Kingdom	845,795,506
	TOTAL COMMON STOCKS (COST $6,513,761,112)	4,078,548,715

	PREFERRED STOCKS — 0.1%

	Germany — 0.1%
9,049	Villeroy & Boch AG (Non Voting) 8.88%	54,590
68,393	Volkswagen AG 5.93%	2,779,601
	Total Germany	2,834,191

	Sweden — 0.0%
670,100	Swedbank AB*	403,590
	TOTAL PREFERRED STOCKS (COST $6,926,883)	3,237,781

	RIGHTS AND WARRANTS — 0.0%

	Australia — 0.0%
1,764,941	Mirvac Group Rights, Expires 11/28/08* (a)	543,337

	United Kingdom — 0.0%
1	Centrica Plc Rights, Expires 12/12/08*	1
	TOTAL RIGHTS AND WARRANTS (COST $343,356)	543,338

	SHORT-TERM INVESTMENTS — 1.2%

25,000,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	25,000,000
2,737,252	BNP Paribas Time Deposit, 0.61%, due 12/01/08	2,737,252
25,000,000	DnB Nor Bank Time Deposit, 0.61%, due 12/01/08	25,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $52,737,252)	52,737,252

	TOTAL INVESTMENTS — 97.8% (Cost $6,573,768,603)	4,135,067,086

	Other Assets and Liabilities (net) — 2.2%	92,120,801

	TOTAL NET ASSETS— 100.0%	$4,227,187,887

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,609,946,717	$54,151,623	$(2,529,031,254)	$(2,474,879,631)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
2/20/09	AUD	30,238,713	$19,719,421	$(752,187)
2/20/09	AUD	44,502,772	29,021,370	330,433
2/20/09	AUD	44,502,772	29,021,370	232,972
2/20/09	CHF	47,264,618	39,129,903	(346,100)
2/20/09	CHF	47,264,618	39,129,903	(357,643)
2/20/09	CHF	47,264,618	39,129,903	(370,447)
2/20/09	CHF	47,264,618	39,129,903	(344,781)
2/20/09	CHF	47,264,618	39,129,903	(408,844)
2/20/09	CHF	47,264,618	39,129,903	(374,145)
2/20/09	CHF	47,264,618	39,129,903	(329,291)
2/20/09	GBP	27,842,150	42,920,484	(805,613)
2/20/09	HKD	10,723,000	1,384,324	551
2/20/09	JPY	5,266,590,057	55,331,185	3,251,184
2/20/09	JPY	5,266,590,057	55,331,185	3,140,223
2/20/09	JPY	5,266,590,057	55,331,185	3,160,902
2/20/09	JPY	5,266,590,057	55,331,185	3,191,891
2/20/09	JPY	5,266,590,057	55,331,185	3,132,463
2/20/09	SEK	952,156,005	117,589,321	(453,376)
2/20/09	SEK	476,078,003	58,794,660	(437,440)
2/20/09	SEK	476,078,003	58,794,660	(383,191)
2/20/09	SGD	46,803,406	30,988,279	247,126
2/20/09	SGD	46,803,406	30,988,279	232,985
2/20/09	SGD	46,803,406	30,988,279	285,441
2/20/09	SGD	46,803,406	30,988,279	263,270
			$1,031,763,972	$12,106,383
Sales
2/20/09	AUD	31,840,813	$20,764,190	$1,342,886
2/20/09	AUD	31,840,813	20,764,190	1,361,991
2/20/09	AUD	31,840,813	20,764,190	1,518,011
2/20/09	AUD	31,840,813	20,764,190	1,603,981
2/20/09	AUD	31,840,813	20,764,190	1,524,761
2/20/09	AUD	31,840,813	20,764,190	1,524,379
2/20/09	AUD	31,840,813	20,764,190	1,428,857
2/20/09	CAD	109,080,685	88,346,153	6,103,599
2/20/09	CHF	37,314,493	30,892,294	880,946
2/20/09	EUR	27,909,743	35,425,558	(253,281)
2/20/09	EUR	27,909,743	35,425,558	(213,231)
2/20/09	GBP	43,681,491	67,337,858	(1,879,746)
2/20/09	GBP	43,681,491	67,337,858	(1,846,635)
2/20/09	GBP	43,681,491	67,337,858	(1,922,117)

2/20/09	GBP	43,681,491	67,337,858	(1,874,592)
2/20/09	JPY	3,797,692,452	39,898,838	(450,162)
2/20/09	JPY	2,848,269,339	29,924,129	(247,701)
2/20/09	JPY	3,797,692,452	39,898,838	(666,478)
2/20/09	JPY	4,747,115,565	49,873,548	(848,798)
2/20/09	JPY	3,797,692,452	39,898,838	(553,074)
2/20/09	NOK	135,323,811	19,182,781	498,392
2/20/09	SEK	535,729,855	66,161,543	2,534,983
			$889,628,840	$9,566,971

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
208	MSCI Singapore	December 2008	$5,753,762	$174,698
729	DAX	December 2008	108,083,335	(8,353,667)
8	Hang Seng	December 2008	721,882	49,333
297	S&P/MIB	December 2008	37,524,338	(5,539,329)
762	TOPIX	December 2008	66,470,643	(6,561,941)
			$218,553,960	$(20,230,906)
Sales
273	SPI 200	December 2008	$16,678,969	$4,238,790
316	S&P Toronto 60	December 2008	28,788,157	1,941,712
323	IBEX 35	December 2008	36,561,406	(1,672,967)
227	CAC 40	December 2008	9,410,156	(250,517)
857	FTSE 100	December 2008	56,608,360	726,418
26	AEX	December 2008	1,667,245	(47,452)
155	OMXS 30	December 2008	1,231,314	(27,423)
			$150,945,607	$4,908,561

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt
*	Non-income producing security.
(a)	As of November 30, 2008, these rights have been exercised but shares have not yet been credited to the Fund.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 87.80% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$423,545,372	$24,102,223
Level 2 – Other Significant Observable Inputs	3,711,521,714	37,792,227
Level 3 – Significant Unobservable Inputs	—	—
Total	$4,135,067,086	$61,894,450

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(22,453,296)
Level 2 – Other Significant Observable Inputs	—	(16,118,873)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(38,572,169)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares/ Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,592,799	GMO Emerging Markets Fund, Class VI	12,407,900
14,187,909	GMO International Growth Equity Fund, Class IV	233,107,349
13,178,109	GMO International Intrinsic Value Fund, Class IV	224,818,540

	TOTAL MUTUAL FUNDS (COST $865,377,922)	470,333,789

	SHORT-TERM INVESTMENTS — 0.0%

31,407	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	31,407
	TOTAL SHORT-TERM INVESTMENTS (COST $31,407)	31,407

	TOTAL INVESTMENTS — 100.0% (Cost $865,409,329)	470,365,196

	Other Assets and Liabilities (net) — (0.0)%	(52,873)

	TOTAL NET ASSETS — 100.0%	$470,312,323

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$890,812,308	$—	$(420,447,112)	$(420,447,112)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$—	$16,680,728	$1,931,628	$—	$299,278	$12,407,900
GMO Emerging Markets Opportunities Fund, Class IV	52,923,870	10,283,374	50,085,676	212,954	10,070,419	—
GMO International Growth Equity Fund, Class IV	336,900,951	113,092,244	60,933,637	6,932,253	11,980,329	233,107,349
GMO International Intrinsic Value Fund, Class IV	328,564,268	118,172,966	56,278,830	5,471,566	18,993,144	224,818,540
Totals	$718,389,089	$258,229,312	$169,229,771	$12,616,773	$41,343,170	$470,333,789

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 86.19% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$470,365,196	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$470,365,196	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.0%

	Australia — 2.1%
481,125	Centennial Coal Co Ltd	830,197
31,614	Cochlear Ltd	1,151,335
1,388,756	Commonwealth Property Office Fund	1,205,448
939,440	CSR Ltd	842,699
464,953	Downer Edi Ltd	1,283,349
70,552	Flight Centre Ltd	405,372
255,631	Incitec Pivot Ltd	447,864
863,144	ING Office Fund	623,309
2,079,135	Macquarie DDR Trust	110,036
3,045,429	Macquarie Office Trust	604,012
333,680	MFS Ltd*	216,375
1,234,794	PaperlinX Ltd	852,465
748,525	Tishman Speyer Office Fund	113,452
164,194	West Australian Newspapers Holdings Ltd	549,652
	Total Australia	9,235,565

	Austria — 0.6%
18,918	Flughafen Wien AG	743,985
19,232	Mayr-Melnhof Karton AG (Bearer)	1,172,944
29,308	RHI AG*	490,922
	Total Austria	2,407,851

	Belgium — 1.8%
25,923	Bekaert NV	1,669,854
9,192	Cofinimmo SA	1,173,633
93,429	Euronav SA	1,115,530
14,703	EVS Broadcast Equipment SA	484,057
32,018	GIMV NV	1,192,953
19,528	Omega Pharma SA	713,808
43,543	Tessenderlo Chemie	1,278,693
	Total Belgium	7,628,528

	Canada — 5.1%
117,775	Ace Aviation Holdings Inc Class A*	283,910
133,000	Advantage Energy Income Fund	699,321
87,475	Baytex Trust	1,316,158
105,300	Biovail Corp	924,207
97,750	Birchcliff Energy Ltd*	450,716
165,600	CGI Group Inc*	1,308,779
69,400	Crescent Point Energy Trust	1,529,809
154,375	Daylight Resources Trust	1,017,761
41,300	Dorel Industries Inc Class B	898,364
198,000	Fairborne Energy Ltd*	961,010
87,600	Gerdau Ameristeel Corp	428,008
260,900	Hudbay Minerals Inc*	829,427
92,100	Kingsway Financial Services Inc	426,899
50,200	Laurentian Bank of Canada	1,543,116
55,000	Linamar Corp	195,316
103,400	Methanex Corp	1,129,186
42,475	Open Text Corp*	1,225,941
30,671	Quebecor Inc Class B	418,060
214,200	RONA Inc*	1,992,639
77,700	Russel Metals Inc	1,118,800
76,550	Torstar Corp Class B	467,523
109,625	Transcontinental Inc	886,790

154,500	Trinidad Drilling Ltd	643,646
147,800	TriStar Oil & Gas Ltd*	1,464,609
	Total Canada	22,159,995

	Finland — 0.9%
111,675	Amer Sports Oyj Class A	784,279
128,771	OKO Bank	1,652,154
45,400	Orion Oyj	665,059
93,233	Tietoenator Oyj	973,631
	Total Finland	4,075,123

	France — 4.1%
22,776	Alten*	510,987
1,400	Areva	667,986
17,620	bioMerieux	1,293,111
5,947	Bollore	614,758
13,663	Ciments Francais	1,041,776
8,097	Fonciere des Regions	463,293
107,711	Gemalto NV*	2,546,351
47,459	Groupe Steria SCA	499,947
51,662	IMS International Metal Service	738,629
20,070	Ipsen SA	668,271
185,539	Maurel et Prom	2,132,506
20,538	Nexans SA	1,215,567
78,259	Rallye SA	1,408,655
7,903	Societe BIC SA	401,838
64,166	UbiSoft Entertainment SA*	1,483,061
8,233	Vilmorin & Cie	782,537
9,490	Wendel Investissement	434,595
24,706	Zodiac SA	881,467
	Total France	17,785,335

	Germany — 6.1%
169,465	Aixtron AG	789,890
181,678	Altana AG	3,011,159
182,761	Arques Industries AG*	550,114
18,981	Bechtle AG	289,764
7,289	Biotest AG	392,513
65,664	Demag Cranes AG	1,377,711
10,621	Fielmann AG	597,437
69,377	Gildemeister AG	523,387
64,706	Hannover Rueckversicherungs AG (Registered)	1,481,703
99,412	Heidelberger Druckmaschinen AG	561,849
48,543	IKB Deutsche Industriebank AG*	72,133
113,205	Kloeckner & Co AG	1,388,876
61,030	Medion AG	441,038
174,755	Norddeutsche Affinerie AG	6,005,902
3,017	Puma AG Rudolf Dassler Sport	513,492
71,053	Rhoen-Klinikum AG	1,344,589
90,336	SGL Carbon AG*	2,345,106
40,126	Stada Arzneimittel AG	1,083,453
174,636	Suedzucker AG	2,202,439
17,631	Vossloh AG	1,623,438
	Total Germany	26,595,993

	Greece — 0.7%
28,671	Babis Vovos International*	494,016
101,945	Hellenic Exchanges SA	845,719
199,308	Hellenic Technodomiki Tev SA	924,182

167,846	Intralot SA	788,995
190,551	Technical Olympic SA*	60,817
	Total Greece	3,113,729

	Hong Kong — 0.6%
77,000	Asia Satellite Telecommunications Holdings Ltd	83,897
254,400	Dah Sing Financial Services	505,268
1,165,600	HKR International Ltd	210,116
1,225,000	Pacific Basin Shipping Ltd	527,988
546,000	Sun Hung Kai & Co Ltd	219,137
303,000	VTech Holdings Ltd	912,716
	Total Hong Kong	2,459,122

	India — 0.0%
5,500	Bajaj Auto Ltd	35,321
5,500	Bajaj Financial Service Ltd	10,493
	Total India	45,814

	Ireland — 1.2%
222,045	DCC Plc	2,970,224
1,188,842	Fyffes Plc	422,316
617,626	Grafton Group Plc*	1,800,078
830,051	Total Produce Ltd	216,112
	Total Ireland	5,408,730

	Italy — 2.0%
142,687	Benetton Group SPA	1,058,721
1,400,808	Beni Stabili SPA	784,048
177,554	Bulgari SPA	1,088,388
65,697	Buzzi Unicem SPA	783,904
305,053	Cementir SPA	818,335
64,019	ERG SPA	865,671
11,526	Italmobiliare SPA	361,687
31,660	Italmobiliare SPA-RNC	800,573
341,277	Milano Assicurazioni SPA	1,069,944
111,867	Pirelli & Co Real Estate SPA	514,019
63,066	Trevi Finanziaria SPA	693,424
	Total Italy	8,838,714

	Japan — 38.8%
20,100	ABC-Mart Inc	685,609
101,300	Aderans Co Ltd	855,721
112,000	Air Water Inc	935,130
212,100	Alps Electric Co Ltd	944,371
277,000	AOC Holdings Inc	1,491,776
5,447	Asset Managers Holdings Co Ltd	481,155
87,200	Autobacs Seven Co Ltd	1,943,983
101,500	Avex Group Holding Inc	1,057,376
49,300	Capcom	1,001,268
843,000	Central Glass Co Ltd	2,853,575
69,800	Chiba Kogyo Bank Ltd*	816,648
46,200	Circle K Sunkus Co Ltd	869,707
216,000	COMSYS Holdings Corp	2,001,462
1,324	Creed Corp	207,437
263,700	Culture Convenience Club Co Ltd	2,336,998
2,151	CyberAgent Inc	1,327,389
489,550	Daiei Inc*	2,238,031
50,700	Daiichikosho Co Ltd	519,584

1,629,000	Daikyo Inc	1,117,596
177,000	Daio Paper Corp	1,879,136
35,100	Daiseki Co Ltd	827,552
42,500	DCM Japan Holdings Co Ltd	318,395
376	DeNa Co Ltd	930,309
141,600	Don Quijote Co Ltd	3,055,106
321,700	Edion Corp	1,395,531
82,600	Foster Electric Co Ltd	628,359
256,100	Fuji Oil Co Ltd	3,245,088
16,800	Fuji Soft Inc	328,060
143,000	Fujikura Ltd	424,690
138,300	Futaba Industrial Co Ltd	736,347
278,100	GMO internet Inc*	774,687
781,000	Godo Steel	2,097,531
107,090	Goldcrest Co Ltd	2,015,022
441	Gourmet Navigator Inc	1,156,706
864,000	GS Yuasa Corp	3,350,252
58,770	Gulliver International Co Ltd	909,608
67,200	H.I.S. Co Ltd	1,168,990
1,207,000	Hanwa Co Ltd	3,440,685
69,200	Hisamitsu Pharmaceutical Co Inc	2,789,442
171,800	Hitachi Capital Corp	1,529,591
5,600	Hogy Medical Co Ltd	319,684
45,000	Hokuto Corp	1,159,364
135,400	Hosiden Corp	1,664,381
61,000	Hyakujushi Bank Ltd (The)	307,360
292,000	Iseki & Co Ltd*	575,232
705,000	Ishihara Sangyo Kaisha Ltd*	528,020
625,000	Iwatani International Corp	1,270,769
79,000	J-Oil Mills Inc	272,438
257,000	JACCS Co Ltd	450,580
105,000	JFE Shoji Holdings Inc	282,652
495,800	Joint Corp	884,042
29,700	K’s Holdings Corp	467,890
72,700	Kaga Electronics Co Ltd	827,240
784	Kakaku.com Inc	2,749,151
43,000	Kaken Pharmaceutical Co Ltd	426,654
150,000	Kamigumi Co Ltd	1,169,995
309,000	Kayaba Industry Co	696,571
4,234	Kenedix Inc	890,754
10,438	KK daVinci Holdings*	806,352
35,200	Kobayashi Pharmaceutical Co Ltd	1,292,573
140,200	Kohnan Shoji Co Ltd	1,794,609
123,000	Koito Manufacturing Co Ltd	809,369
96,100	Kojima Co Ltd	231,285
14,900	KOSE Corp	354,004
326,000	Kurabo Industries Ltd	453,000
300,000	Kyokuyo Co Ltd	670,077
110,000	Kyowa Exeo Corp	1,143,653
135,000	Kyudenko Corp	1,005,376
1,748,525	Maruha Group Inc	2,693,356
156,000	Meiji Dairies Corp	811,786
135,100	Miraca Holdings Inc	2,734,817
36,200	MISUMI Group Inc	524,237
137,000	Mitsubishi Steel Manufacturing Co Ltd	341,696
776,000	Mizuho Investors Securities	604,899
192,000	Nagase & Co	1,690,992
142,000	Nakayama Steel Works Ltd	406,644
308	Net One Systems Co Ltd	529,011
203,000	Nichias Corp	496,583

291,000	Nichirei Corp	1,217,384
128,000	Nidec Sankyo Corp	569,352
75,400	Nihon Kohden Corp	1,346,601
153,000	Nihon Nohyaku Co Ltd	979,502
137,600	Nihon Unisys Ltd	1,276,430
111,000	Nikkiso Co Ltd	646,089
167,000	Nippon Corp	1,134,088
222,000	Nippon Denko Co Ltd	969,072
411,000	Nippon Flour Mills Co Ltd	1,864,401
870,000	Nippon Light Metal	835,817
71,000	Nippon Shokubai Co Ltd	394,998
285,000	Nippon Soda Co Ltd	856,439
158,000	Nippon Synthetic Chemical Industry Co Ltd	371,565
170,600	Nippon System Development Co Ltd	1,531,043
335,000	Nippon Yakin Koguo Co Ltd	771,106
106,000	Nipro Corp	1,716,185
40,500	Nishimatsuya Chain Co Ltd	433,397
435,000	Nissan Shatai Co Ltd	2,630,376
54,800	Nissha Printing Co Ltd	2,553,615
181,000	Nisshin Oillio Group Ltd (The)	868,106
139,600	Nissin Kogyo Co Ltd	1,060,577
43,000	Ogaki Kyoritsu Bank Ltd	180,214
229,000	Okasan Securities Co Ltd	953,056
34,800	Okinawa Electric Power Co	2,153,633
234	Osaka Securities Exchange Co Ltd	1,049,346
485,000	Pacific Metals Co Ltd	2,124,398
88,200	Park24 Co Ltd	448,962
11,200	Pigeon Corp	363,237
21,400	PLENUS Co Ltd	325,935
64,230	Point Inc	3,130,549
124,900	Q.P. Corp	1,388,328
218,000	Rengo Co Ltd	1,347,564
18,000	Rinnai Corp	650,296
3,034	Round One Corp	1,434,598
327,000	Ryobi Ltd	734,757
53,700	Ryohin Keikaku Co Ltd	2,242,255
69,400	Ryosan Co	1,492,669
34,600	Saizeriya Co Ltd	399,981
554,000	Sanken Electric Co Ltd	1,910,968
165,000	Sanki Engineering	1,104,488
451,000	Sankyo-Tateyama Holdings Inc	432,750
184,000	Sankyu Inc	709,176
34,700	Sawai Pharmaceuticals Co Ltd	1,472,074
185,000	Seino Holdings Co Ltd	938,836
38,100	Shima Seiki Manufacturing Ltd	723,166
76,500	Shimachu Co Ltd	1,846,827
326,700	Showa Corp	1,333,401
210	So-net Entertainment Corp	506,304
48,400	Sugi Pharmacy Co Ltd	1,054,278
1,050,000	Sumitomo Light Metal Industry	887,410
17,100	Sundrug Co Ltd	402,134
290,000	Taihei Kogyo Co Ltd	915,164
114,000	Takara Holdings Inc	658,591
600,000	TOA Corp	814,758
139,000	Toho Gas Co Ltd	807,574
173,000	Tokai Carbon Co Ltd	702,727
117,800	Tokyo Steel Manufacturing Co	1,100,334
526,000	Topy Industries Ltd	996,569
90,000	Toshiba Plant Systems & Services Corp	873,919
427,000	Toyo Engineering Corp	1,039,572

51,000	Toyo Suisan Kaisha Ltd	1,192,088
577,000	Toyo Tire & Rubber Co Ltd	1,244,795
118,400	Tsumura & Co	3,802,734
73,000	Uchida Yoko Co Ltd	268,393
10,300	Unicharm Petcare Corp	337,208
352,000	Uniden Corp	650,229
53,700	Union Tool Co	1,158,607
1,066,000	Unitika Ltd	719,429
1,090	Works Applications Co Ltd	558,304
79,700	Xebio Co Ltd	1,538,684
	Total Japan	168,170,411

	Netherlands — 4.1%
177,050	Aalberts Industries NV	1,298,085
72,175	ASM International NV*	586,075
64,838	Boskalis Westminster	1,854,597
106,867	CSM	1,356,328
161,576	Koninklijke BAM Groep NV	1,149,153
42,723	Koninklijke Vopak NV	1,242,280
195,156	OCE NV	863,686
102,721	OPG Groep NV	1,186,828
117,482	Qiagen NV*	1,854,656
37,551	Smit International NV	2,089,662
87,053	USG People NV	963,423
38,272	Vastned NV	1,390,443
22,048	Wereldhave NV	1,745,139
	Total Netherlands	17,580,355

	New Zealand — 0.4%
1,057,707	Fisher & Paykel Healthcare Corp Ltd	1,792,485

	Norway — 0.6%
42,960	Frontline Ltd	1,224,594
133,976	Tandberg ASA	1,361,290
	Total Norway	2,585,884

	Portugal — 0.1%
140,175	Redes Energeticas Nacionais SA	446,551

	Singapore — 2.1%
648,000	Kim Eng Holdings Ltd	430,701
682,000	KS Energy Services Ltd	233,545
974,000	MobileOne Ltd	815,244
863,100	Pacific Century Region Developments Ltd	88,805
1,659,000	Raffles Education Corp Ltd	487,203
645,000	Singapore Airport Terminal Services Ltd	609,857
1,063,000	Singapore Petroleum Co	1,488,025
2,389,000	Singapore Post Ltd	1,202,354
1,896,000	SMRT Corp Ltd	2,049,422
610,000	Tat Hong Holdings Ltd	212,195
584,000	United Overseas Land	795,969
156,000	Venture Corp Ltd	425,749
505,000	Wheelock Properties Ltd	283,494
	Total Singapore	9,122,563

	Sweden — 3.2%
100,542	Axfood AB	2,119,472
79,500	Boliden AB	188,994
63,100	D Carnegie AB (a)	38,979

189,732	Elekta AB Class B	2,020,460
181,240	Fabege AB	522,394
42,255	Getinge AB Class B	507,877
125,817	Kinnevik Investment AB Class B	854,591
459,576	Kungsleden AB	1,836,067
195,820	NCC Class B	949,563
29,900	Oriflame Cosmetics SA SDR	817,887
56,900	Ratos AB Series B	913,386
177,224	Trelleborg AB Class B	962,026
170,599	Vostok Gas Ltd*	1,712,947
1,698,305	West Siberian Resources Ltd SDR*	528,111
	Total Sweden	13,972,754

	Switzerland — 3.1%
30,349	Actelion Ltd*	1,367,569
11,014	Bucher Industries AG	920,529
98,722	Ciba Holding AG*	4,066,483
156,389	Clariant AG (Registered)*	961,151
5,928	Galenica AG	1,673,312
28	Lindt & Spruengli AG (Registered)	689,911
48,529	PSP Swiss Property AG (Registered)*	2,022,082
10,164	Swiss Prime Site AG (Registered)*	436,008
53,652	Temenos Group AG (Registered)*	676,775
4,223	Verwaltungs & Private Bank AG	553,244
	Total Switzerland	13,367,064

	United Kingdom — 16.4%
545,088	Aggreko Plc	3,777,742
656,768	Amlin Plc	3,728,422
647,530	ARM Holdings Plc	958,205
117,118	Arriva Plc	1,157,333
180,927	Autonomy Corp Plc*	2,610,340
147,909	Aveva Group Plc	1,200,590
741,691	BBA Aviation Plc	902,353
516,378	Brit Insurance Holdings Plc	1,621,982
244,778	Brixton Plc	454,998
536,649	Chloride Group Plc	1,194,743
229,182	Close Brothers Group Plc	1,690,226
135,775	Croda International Plc	945,050
265,531	Dairy Crest Group Plc	814,824
94,895	Dana Petroleum Plc (Ordinary Shares)*	1,278,614
114,841	De La Rue Plc	1,509,429
753,426	Debenhams Plc	283,370
3,521,738	Dimension Data Holdings Plc	1,940,443
449,134	Drax Group Plc	4,239,488
4,497,386	DSG International Plc	814,225
831,313	Electrocomponents Plc	1,871,632
807,718	Game Group Plc	1,954,164
30,065	Go-Ahead Group Plc	581,299
287,705	Greene King Plc	1,743,084
186,367	Hiscox Ltd	892,274
1,855,627	HMV Group Plc	3,405,248
81,043	Intermediate Capital Group Plc	988,617
164,659	Jardine Lloyd Thompson Group Plc	1,271,450
1,929,537	Johnston Press Plc	225,653
1,481,265	Kesa Electricals Plc	1,825,182
108,357	Ladbrokes Plc	312,242
189,364	LG Group Holdings Plc	656,458
125,818	Luminar Group Holdings Plc	350,403

576,201	Melrose Plc	700,571
593,092	Misys Plc	886,238
62,090	National Express Group Plc	542,831
1,751,859	Northern Foods Plc	1,423,862
127,850	Pennon Group Plc	896,428
332,350	Petrofac Ltd	1,738,631
92,959	Provident Financial Plc	1,234,811
618,185	Punch Taverns Plc	1,213,198
203,944	PV Crystalox Solar Plc	360,335
75,430	Rotork Plc	909,430
127,212	Savills Plc	470,165
303,335	Signet Jewelers Ltd	2,296,792
281,016	Smith News Plc	273,563
163,380	SSL International Plc	1,207,804
302,193	Stagecoach Group Plc	815,485
275,359	Taylor Nelson Sofres Plc	1,017,195
636,816	Tomkins Plc	1,078,738
442,912	Travis Perkins Plc	1,848,658
1,770,189	Trinity Mirror Plc	1,165,737
245,489	Weir Group Plc (The)	1,298,114
172,621	William Hill Plc	511,070
7,203,639	Woolworths Group Plc	135,412
1,928,241	Yell Group Plc	1,772,222
	Total United Kingdom	70,997,373
	TOTAL COMMON STOCKS (COST $685,610,363)	407,789,939

	PREFERRED STOCKS — 0.3%

	Germany — 0.3%
14,778	Draegerwerk AG 2.34%	427,741
50,396	Hugo Boss AG 13.14%	709,820
	Total Germany	1,137,561
	TOTAL PREFERRED STOCKS (COST $2,358,644)	1,137,561

	RIGHTS AND WARRANTS — 0.0%

	Australia — 0.0%
234,860	CSR Ltd Rights, Expires 12/10/08*	—
98,319	Incitec Pivot Ltd Rights, Expires 12/04/08*	9,660
61,000	Tat Hong Holdings Ltd Warrants, Expires 08/02/13*	1,209
	Total Australia	10,869

	Sweden — 0.0%
42,255	Getinge AB Rights, Expires 12/18/08*	7,686
	TOTAL RIGHTS AND WARRANTS (COST $89,152)	18,555

	SHORT-TERM INVESTMENTS — 4.6%

2,418,451	Bank of America Time Deposit, 0.61%, due 12/01/08	2,418,451
2,500,000	Bank of New York Mellon Time Deposit, 0.61%, due 12/01/08	2,500,000
2,500,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	2,500,000
1,276,900	BNP Paribas Time Deposit, 0.61%, due 12/01/08	1,276,900
2,189,401	Brown Brothers Harriman Time Deposit, 0.61%, due 12/01/08	2,189,401
1,790,932	Citibank Time Deposit, 0.61%, due 12/01/08	1,790,932
2,500,000	DnB Nor Bank Time Deposit, 0.61%, due 12/01/08	2,500,000
2,500,000	JPMorgan Chase Time Deposit, 0.61%, due 12/01/08	2,500,000

2,500,000	Wells Fargo Time Deposit, 0.61%, due 12/01/08	2,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $20,175,684)	20,175,684

	TOTAL INVESTMENTS — 98.9% (Cost $708,233,843)	429,121,739

	Other Assets and Liabilities (net) — 1.1%	4,637,351

	TOTAL NET ASSETS— 100.0%	$433,759,090

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$712,947,341	$10,475,739	$(294,301,341)	$(283,825,602)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
2/20/09	AUD	3,307,311	$2,156,780	$38,944
2/20/09	AUD	12,130,123	7,910,357	98,559
2/20/09	CHF	9,721,738	8,048,529	(76,957)
2/20/09	CHF	13,244,573	10,965,049	(141,420)
2/20/09	CHF	9,721,738	8,048,529	(73,563)
2/20/09	CHF	9,721,738	8,048,529	(76,197)
2/20/09	JPY	997,790,243	10,482,858	615,958
2/20/09	JPY	968,443,471	10,174,539	576,012
2/20/09	NZD	2,101,774	1,146,119	(6,074)
2/20/09	SEK	52,657,085	6,503,042	(58,772)
2/20/09	SEK	52,657,085	6,503,042	(72,354)
2/20/09	SGD	6,763,741	4,478,236	38,046
2/20/09	SGD	6,763,741	4,478,236	43,578
			$88,943,845	$905,760
Sales
2/20/09	AUD	9,973,320	$6,503,850	$420,625
2/20/09	AUD	9,679,987	6,312,562	414,062
2/20/09	AUD	9,679,987	6,312,562	434,389
2/20/09	CAD	7,488,575	6,065,114	25,406
2/20/09	CAD	7,268,323	5,886,729	58,729
2/20/09	CAD	7,268,323	5,886,729	29,452
2/20/09	EUR	3,269,661	4,150,148	(28,739)
2/20/09	EUR	4,365,908	5,541,603	(39,337)
2/20/09	EUR	4,365,908	5,541,603	(38,594)
2/20/09	GBP	2,171,040	3,346,800	(91,781)
2/20/09	GBP	2,107,186	3,248,364	(91,125)
2/20/09	GBP	2,107,186	3,248,364	(89,692)
2/20/09	HKD	17,726,402	2,288,454	(734)
2/20/09	JPY	444,826,904	4,673,384	(3,972)
2/20/09	JPY	462,441,839	4,858,448	(82,686)
2/20/09	NOK	5,076,073	719,557	(3,372)
2/20/09	NOK	12,637,622	1,791,442	(8,004)
			$76,375,713	$904,627

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
7	AEX	December 2008	$448,874	$42,674
33	CAC 40	December 2008	1,367,996	61,765
59	DAX	December 2008	8,747,485	(90,161)
28	FTSE 100	December 2008	1,849,514	172,135
15	Hang Seng	December 2008	1,353,529	92,500
2	IBEX 35	December 2008	226,387	20,217
7	MSCI Singapore	December 2008	193,636	5,879
60	OMXS 30	December 2008	476,638	39,520
28	S&P/MIB	December 2008	4,891,177	(110,212)
109	TOPIX	December 2008	9,508,268	(604,015)
			$29,063,504	$(369,698)
Sales
68	SPI 200	December 2008	$4,154,469	$742,976
85	S&P Toronto 60	December 2008	7,743,650	2,391,481
			$11,898,119	$3,134,457

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

SDR - Swedish Depository Receipt
*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 82.16% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$72,739,323	$5,722,452
Level 2 – Other Significant Observable Inputs	356,343,437	2,793,760
Level 3 – Significant Unobservable Inputs	38,979	—
Total	$429,121,739	$8,516,212

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(804,388)
Level 2 – Other Significant Observable Inputs	—	(983,373)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(1,787,761)

**Other financial instruments include forward currency contracts and futures contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$296,806	$—
Realized gain (loss)	130,095	—
Change in unrealized appreciation/depreciation	(701,675)	—
Net purchases (sales)	274,774	—
Net transfers in and/or out of Level 3	38,979	—
Balance as of November 30, 2008	$38,979	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 96.6%

	REAL ESTATE INVESTMENT TRUSTS — 96.6%

	Apartments — 16.8%
3,900	American Campus Communities, Inc.	87,321
3,573	Apartment Investment & Management Co.-Class A	40,982
5,300	AvalonBay Communities, Inc.	321,551
3,000	BRE Properties, Inc.	88,080
3,200	Camden Property Trust	84,704
2,100	Education Realty Trust, Inc.	9,387
21,500	Equity Residential	654,245
2,070	Essex Property Trust, Inc.	178,993
3,200	Home Properties, Inc.	124,800
1,300	Investors Real Estate Trust	12,779
2,500	Mid-America Apartment Communities, Inc.	92,575
3,700	Post Properties, Inc.	58,016
7,200	UDR, Inc.	108,936
	Total Apartments	1,862,369

	Diversified — 8.7%
340	Alexander’s, Inc.	72,352
6,500	DuPont Fabros Technology, Inc.	13,910
7,700	Franklin Street Properties Corp.	97,636
5,125	Gramercy Capital Corp	5,842
12,300	Vornado Realty Trust	657,435
4,200	Washington Real Estate Investment Trust	111,174
	Total Diversified	958,349

	Health Care — 13.4%
20,900	HCP, Inc.	432,003
8,600	Health Care REIT, Inc.	326,800
1,700	Healthcare Realty Trust, Inc.	32,606
1,200	LTC Properties, Inc.	23,376
5,000	Medical Properties Trust, Inc.	31,150
2,200	National Health Investors, Inc.	49,610
7,100	Nationwide Health Properties, Inc.	160,673
5,900	Omega Healthcare Investors, Inc.	78,116
8,400	Senior Housing Properties Trust	117,012
10,000	Ventas, Inc.	229,800
	Total Health Care	1,481,146

	Hotels — 4.3%
2,700	DiamondRock Hospitality Co.	10,044
8,500	Hospitality Properties Trust	97,410
47,800	Host Hotels & Resorts, Inc.	359,456
2,300	Sunstone Hotel Investors, Inc.	10,971
	Total Hotels	477,881

	Industrial — 3.6%
8,300	AMB Property Corp.	142,926
2,500	DCT Industrial Trust, Inc.	11,200
3,200	Digital Realty Trust, Inc.	87,552
1,900	EastGroup Properties, Inc.	61,237
24,238	ProLogis	92,832
	Total Industrial	395,747

	Manufactured Housing — 0.9%
2,400	Equity Lifestyle Properties, Inc.	83,040
1,300	Sun Communities, Inc.	14,235
	Total Manufactured Housing	97,275

	Office Central Business District — 7.1%
9,600	BioMed Realty Trust, Inc.	89,472
11,700	Boston Properties, Inc.	624,780
4,100	Douglas Emmett, Inc.	41,820
700	Maguire Properties, Inc.	1,330
1,223	SL Green Realty Corp.	23,188
	Total Office Central Business District	780,590

	Office Suburban — 7.9%
3,250	Alexandria Real Estate Equities, Inc.	143,910
1,389	Brandywine Realty Trust	6,834
2,300	Corporate Office Properties Trust	68,333
10,900	Duke Realty Corp.	89,489
3,000	Highwoods Properties, Inc.	71,640
20,800	HRPT Properties Trust	57,408
2,500	Kilroy Realty Corp.	76,175
9,400	Liberty Property Trust	179,728
6,900	Mack-Cali Realty Corp.	130,893
1,000	PS Business Parks, Inc.	47,660
	Total Office Suburban	872,070

	Outlets — 0.6%
1,800	Tanger Factory Outlet Centers, Inc.	65,952

	Regional Malls — 7.8%
6,200	CBL & Associates Properties, Inc.	25,234
3,400	General Growth Properties, Inc.	4,692
1,000	Macerich Co. (The)	13,460
16,100	Simon Property Group, Inc.	764,750
2,100	Taubman Centers, Inc.	50,064
	Total Regional Malls	858,200

	Shopping Centers — 11.9%
2,200	Acadia Realty Trust	30,756
4,400	Cedar Shopping Centers, Inc.	20,680
8,600	Developers Diversified Realty Corp.	41,280
4,300	Equity One, Inc.	71,165
3,800	Federal Realty Investment Trust	219,792
7,600	Inland Real Estate Corp.	84,892
25,458	Kimco Realty Corp.	360,231
2,000	Kite Realty Group Trust	7,820
7,100	Regency Centers Corp.	252,831
1,800	Saul Centers, Inc.	63,360
3,200	Urstadt Biddle Properties, Inc.	50,368
8,300	Weingarten Realty Investors	118,358
	Total Shopping Centers	1,321,533

	Storage — 10.1%
4,100	Extra Space Storage, Inc.	36,285
14,914	Public Storage	1,042,339
1,400	Sovran Self Storage, Inc.	38,024
	Total Storage	1,116,648

	Triple Net — 3.5%
2,400	Entertainment Properties Trust	58,872
3,000	Getty Realty Corp.	56,130
4,000	Lexington Realty Trust	19,400
8,400	National Retail Properties, Inc.	112,644
7,200	Realty Income Corp	145,368
	Total Triple Net	392,414

	Total Real Estate Investment Trusts (COST $21,493,398)	10,680,174

	TOTAL REAL ESTATE INVESTMENTS (COST $21,493,398)	10,680,174

	SHORT-TERM INVESTMENTS — 3.6%

	Money Market Funds — 3.6%
402,294	State Street Institutional Treasury Money Market Fund-Institutional Class	402,294

	TOTAL SHORT-TERM INVESTMENTS (COST $402,294)	402,294

	TOTAL INVESTMENTS — 100.2% (Cost $21,895,692)	11,082,468

	Other Assets and Liabilities (net) — (0.2)%	(22,164)

	TOTAL NET ASSETS— 100.0%	$11,060,304

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$22,078,080	$—	$(10,995,612)	$(10,995,612)

Notes to Schedule of Investments:

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$10,680,174	$—
Level 2 – Other Significant Observable Inputs	402,294	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$11,082,468	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 97.1%

	Asset-Backed Securities — 95.3%

	ABS Collateralized Debt Obligations — 0.0%
11,700,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .65%, 5.15%, due 10/20/44	819,000

	Airlines — 0.4%
20,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .48%, 1.90%, due 05/15/24	8,000,000
9,387,266	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	7,415,940
	Total Airlines	15,415,940

	Auto Financing — 11.5%
41,200,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR+ .24%, 1.66%, due 08/15/13	38,704,104
27,800,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR+ .40%, 1.82%, due 02/18/14	23,685,600
12,100,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, Variable Rate, 1 mo. LIBOR+ .10%, 1.52%, due 02/15/11	9,782,850
5,300,000	Capital Auto Receivables Asset Trust, Series 08-1, Class A4B, Variable Rate, 1 mo. LIBOR+ 1.35%, 2.77%, due 07/15/14	4,346,848
25,300,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, Variable Rate, 1 mo. LIBOR+ 1.65%, 3.07%, due 08/15/13	20,720,809
23,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	20,050,815
18,000,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR+ 1.85%, 3.62%, due 11/10/14	15,192,000
27,200,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 11/15/11	24,501,216
25,500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 02/15/12	21,411,585
14,100,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR+ .38%, 1.80%, due 07/15/12	11,399,850
32,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR+ 2.00%, 3.42%, due 03/15/13	26,705,432
63,500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR+ .25%, 1.67%, due 06/15/13	34,925,000
8,800,000	Franklin Auto Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR+ 1.95%, 3.40%, due 05/20/16	7,101,600
31,300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, Variable Rate, 1 mo. LIBOR+ 2.20%, 3.62%, due 07/15/11	28,780,106
32,300,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 06/17/13	28,867,479
31,500,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, Variable Rate, 1 mo. LIBOR, 1.42%, due 05/15/12	25,830,000
62,145,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .05%, 1.47%, due 08/15/11	47,047,494
33,500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR+ .10%, 1.52%, due 06/15/12	20,100,000
17,600,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR+ .65%, 2.07%, due 10/15/12	14,150,400
34,750,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .27%, 1.69%, due 12/15/16	29,977,087
12,400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR+ 1.15%, 2.60%, due 03/20/14	10,501,215

20,200,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 11/15/12	17,213,228
	Total Auto Financing	480,994,718

	Bank Loan Collateralized Debt Obligations — 1.0%
22,547,682	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR+ .17%, 3.37%, due 06/20/25	20,624,083
28,080,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .25%, 4.46%, due 07/05/11	22,832,129
	Total Bank Loan Collateralized Debt Obligations	43,456,212

	Business Loans — 6.1%
24,840,959	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .14%, 2.29%, due 08/16/19	20,444,109
3,809,892	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .36%, 1.76%, due 04/25/34	2,935,522
2,749,208	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .37%, 1.77%, due 01/25/35	2,105,893
12,382,225	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR+ .39%, 1.79%, due 01/25/36	8,469,442
10,389,471	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .24%, 1.64%, due 07/25/37	8,670,744
32,600,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR+ 1.30%, 2.70%, due 12/25/37	24,352,200
6,380,541	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .12%, 1.57%, due 08/22/16	5,640,398
10,189,830	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .13%, 1.58%, due 03/20/17	8,590,027
15,100,000	CNH Equipment Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR+ 1.95%, 3.37%, due 08/15/14	12,915,212
16,300,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .06%, 1.48%, due 07/15/12	15,049,484
4,005,479	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .29%, 1.71%, due 05/15/32	2,838,714
6,399,398	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .24%, 1.66%, due 11/15/33	4,117,059
480,096	GE Commercial Loan Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .08%, 4.58%, due 04/19/17	393,679
231,469	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .06%, 4.56%, due 04/19/15	229,154
29,500,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR+ .01%, 1.46%, due 10/20/11	25,844,360
42,700,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR+ .01%, 1.46%, due 07/20/12	34,595,095
9,775,905	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 02/25/30	5,572,266
6,260,654	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 09/25/30	3,380,753
8,675,418	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR+ .65%, 2.05%, due 10/25/37	6,940,334
27,969,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR+ .85%, 2.25%, due 10/25/37	16,781,400
28,300,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR+ .11%, 1.51%, due 02/25/13	24,507,800
21,300,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .06%, 1.54%, due 03/13/12	17,934,600
743,862	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, Variable Rate, 1 mo. LIBOR+ .50%, 2.42%, due 09/15/17	661,134
	Total Business Loans	252,969,379

	CMBS — 6.1%
11,900,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	10,837,367
7,043,554	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	6,913,952
19,700,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR+ .12%, 1.60%, due 07/15/44	15,586,640
33,600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR+ .13%, 1.55%, due 12/15/20	26,544,000
26,800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.30%, due 11/10/45	23,139,120
17,450,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	16,443,898
4,089,754	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .09%, 2.45%, due 11/05/21	3,578,535
28,100,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	25,009,000
6,342,064	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .09%, 2.27%, due 03/06/20	5,745,910
6,500,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, Variable Rate, 1 mo. LIBOR+ .13%, 2.31%, due 03/06/20	5,850,650
8,556,384	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, Variable Rate, 1 mo. LIBOR+ .12%, 1.54%, due 02/15/20	5,989,469
44,700,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	39,032,487
3,706,032	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .08%, 1.50%, due 09/15/21	2,779,524
28,100,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	24,538,106
10,600,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	9,330,968
11,400,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, Variable Rate, 5.74%, due 10/15/42	8,172,546
5,130,739	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	4,705,401
27,995,407	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .09%, 1.51%, due 09/15/21	20,436,647
	Total CMBS	254,634,220

	CMBS Collateralized Debt Obligations — 1.4%
5,400,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .80%, 2.95%, due 11/23/52	432,000
12,107,754	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .35%, 4.12%, due 06/28/19	8,475,428
14,867,706	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	12,503,740
25,600,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .32%, 1.72%, due 08/26/30	16,130,560
28,100,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .33%, 1.73%, due 05/25/46	18,827,000
	Total CMBS Collateralized Debt Obligations	56,368,728

	Collateralized Loan Obligations — 0.0%
1,222,855	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .48%, 2.64%, due 02/25/13	1,128,455

	Credit Cards — 20.1%
17,000,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, Variable Rate, 1 mo. LIBOR+ .13%, 1.58%, due 05/20/13	11,704,102
6,100,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR+ .06%, 1.51%, due 04/20/12	5,561,126
24,700,000	Advanta Business Card Master Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR+ .03%, 1.48%, due 04/22/13	19,019,000
52,600,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 02/15/13	48,356,758
21,400,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 12/15/13	18,527,264

10,600,000		American Express Issuance Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR+ .20%, 1.62%, due 09/15/11	9,522,828
4,400,000		Bank of America Credit Card Trust, Series 06-A12, Class A12, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 03/15/14	3,711,125
35,100,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR+ 3.00%, 4.42%, due 09/15/14	30,793,932
13,100,000		Capital One Multi-Asset Execution Trust, Series 04-A2, Class A2, Variable Rate, 1 mo. LIBOR+ .09%, 1.51%, due 01/17/12	12,818,874
13,100,000		Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, Variable Rate, 1 mo. LIBOR+ .10%, 1.52%, due 02/15/12	12,808,787
18,475,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR+ .15%, 2.30%, due 06/16/14	15,339,063
25,600,000		Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR+ .01%, 1.43%, due 08/15/13	21,726,720
341,000		Capital One Multi-Asset Execution Trust, Series 06-A7, Class A7, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 03/17/14	286,488
7,900,000		Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 03/16/15	6,142,250
17,300,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, Variable Rate, 1 mo. LIBOR+ .07%, 1.49%, due 05/15/13	15,283,685
18,400,000		Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, Variable Rate, 1 mo. LIBOR+ 1.10%, 2.52%, due 03/17/14	15,990,704
40,300,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ 1.25%, 2.67%, due 09/15/17	28,763,722
48,100,000		Chase Issuance Trust, Series 05-A6, Class A6, Variable Rate, 1 mo. LIBOR+ 0.07%, 1.49%, due 07/15/14	38,359,750
23,600,000		Chase Issuance Trust, Series 06-A7, Class A, Variable Rate, 1 mo. LIBOR+ .01%, 1.43%, due 02/15/13	21,130,024
4,100,000		Chase Issuance Trust, Series 07-A1, Class A1, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 03/15/13	3,653,551
13,800,000		Chase Issuance Trust, Series 07-A11, Class A11, Variable Rate, 1 mo. LIBOR, 1.42%, due 07/16/12	12,583,116
11,900,000		Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR+ .14%, 2.28%, due 08/15/13	10,125,710
EUR	34,400,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, Variable Rate, 3 mo. EUR LIBOR+ 0.10%, 4.17%, due 05/24/13	37,169,446
8,400,000		Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, Variable Rate, 1 mo. LIBOR+ .07%, 1.47%, due 04/24/14	6,960,996
42,050,000		Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, Variable Rate, 1 mo. LIBOR+ 1.10%, 2.51%, due 12/23/13	37,571,675
11,400,000		Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR+ .06%, 1.48%, due 06/18/13	9,804,000
17,600,000		Discover Card Master Trust I, Series 05-4, Class A2, Variable Rate, 1 mo. LIBOR+ .09%, 1.51%, due 06/16/15	13,024,000
54,400,000		Discover Card Master Trust I, Series 06-2, Class A2, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 01/16/14	45,187,360
4,200,000		Discover Card Master Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR+ 0.01%, 1.43%, due 08/15/12	3,822,000
10,900,000		Discover Card Master Trust I, Series 96-4, Class A, Variable Rate, 1 mo. LIBOR+ .38%, 1.80%, due 10/16/13	9,567,202
48,400,000		First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR+ .75%, 2.17%, due 11/15/12	44,210,375
20,700,000		GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 03/15/13	18,348,687
37,000,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR+ .01%, 1.43%, due 06/15/13	33,229,700
41,100,000		Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR+ .05%, 1.47%, due 04/15/13	35,577,187
18,400,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR+ .55%, 1.97%, due 07/15/13	15,617,000

11,900,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR+ .15%, 1.57%, due 01/15/14	10,260,299
41,800,000	National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR+ 1.80%, 3.22%, due 05/15/13	35,112,000
21,800,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .14%, 2.96%, due 09/15/11	19,436,444
50,800,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .01%, 1.43%, due 05/16/11	48,260,000
46,000,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR+ .18%, 1.60%, due 03/15/13	43,047,260
11,200,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .13%, 1.55%, due 02/15/17	8,050,224
	Total Credit Cards	836,464,434

	Equipment Leases — 1.5%
9,264,023	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 06/15/12	8,923,292
21,200,000	CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR+ .60%, 2.02%, due 10/17/11	19,385,704
38,200,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR+ .25%, 1.66%, due 06/14/11	34,093,500
	Total Equipment Leases	62,402,496

	High Yield Collateralized Debt Obligations — 0.0%
40,978	SHYPPCO Finance Co., LLC, Series 1I, Class A2B, 6.64%, due 06/15/10	39,749

	Insurance Premiums — 0.7%
34,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .05%, 1.47%, due 12/15/11	30,865,625

	Insured Auto Financing — 6.9%
2,416,667	Aesop Funding II LLC, Series 03-5A, Class A2, 144A, XL, Variable Rate, 1 mo. LIBOR+ .38%, 1.83%, due 12/20/09	2,405,629
8,800,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .12%, 1.57%, due 04/20/11	7,654,592
12,139,011	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR+ .08%, 2.26%, due 05/06/12	10,796,072
24,100,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR+ .04%, 2.22%, due 10/06/13	16,677,843
17,600,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, Variable Rate, 1 mo. LIBOR+ .05%, 2.23%, due 12/06/13	13,772,000
10,500,000	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, Variable Rate, 1 mo. LIBOR+ .03%, 2.21%, due 05/07/12	9,082,017
13,900,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR+ .80%, 2.98%, due 06/06/14	8,267,942
26,200,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR+ .50%, 2.27%, due 03/08/16	19,108,184
25,500,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .14%, 4.42%, due 05/20/10	24,707,715
29,300,000	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR+ .01%, 1.43%, due 12/15/12	25,281,478
24,700,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 07/15/13	20,186,322
7,000,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 11/15/13	5,305,580
24,200,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR+ .51%, 1.93%, due 04/16/12	21,114,016
3,950,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .14%, 1.54%, due 02/25/10	3,555,000

1,700,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 02/25/11	1,461,660
8,200,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 11/25/11	6,330,400
42,200,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 09/15/14	30,189,318
24,000,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 2.07%, due 10/15/14	16,800,000
52,900,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 2.74%, due 07/14/14	39,992,400
6,060,421	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	5,655,161
	Total Insured Auto Financing	288,343,329

	Insured Business Loans — 0.0%
3,157,930	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 1.84%, due 10/25/30	1,068,771
	Insured Credit Cards — 0.7%
29,300,000	Cabela’s Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 1.54%, due 03/15/11	28,597,243

	Insured High Yield Collateralized Debt Obligations — 0.8%
20,663,461	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC,, Variable Rate, 3mo. LIBOR +.25%, 4.01%, due 06/30/17	20,043,558
8,300,000	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .46%, 4.96%, due 12/16/15	7,172,312
5,317,850	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .52%, 3.06%, due 05/22/13	3,919,222
	Total Insured High Yield Collateralized Debt Obligations	31,135,092

	Insured Other — 2.0%
25,500,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	17,850,000
47,600,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	30,940,000
14,608,885	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 1.62%, due 09/15/41	9,304,983
13,136,053	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 1.62%, due 12/15/41	8,396,302
20,504,668	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 3 mo. LIBOR + .25%, 4.46%, due 01/05/14	13,902,165
3,088,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	702,613
27,100,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	3,814,325
	Total Insured Other	84,910,388

	Insured Residential Asset-Backed Securities (United States) — 0.1%
3,526,405	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, Variable Rate, 1 mo. LIBOR + .21%, 1.61%, due 07/25/34	2,316,848
4,114,302	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .38%, 1.78%, due 12/25/33	2,803,897
3,580	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 1.83%, due 12/25/33	3,473
1,085,377	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 1.73%, due 03/25/34	732,629
	Total Insured Residential Asset-Backed Securities (United States)	5,856,847

	Insured Residential Mortgage-Backed Securities (United States) — 0.6%
686,243	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 1.74%, due 10/25/34	336,259
1,270,332	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 1.73%, due 01/25/35	584,353

20,524,175	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 1.58%, due 06/15/37	6,157,253
8,400,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 1.63%, due 10/25/34	7,902,720
676,727	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .23%, 1.86%, due 07/25/29	407,608
638,255	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 1.98%, due 08/15/30	408,159
1,648,798	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 1.84%, due 06/25/34	577,079
338,998	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 12/25/32	169,499
5,309,058	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 11/25/35	3,751,911
2,571,505	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .37%, 1.77%, due 09/27/32	1,936,807
2,128,537	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 06/25/34	1,439,014
	Total Insured Residential Mortgage-Backed Securities (United States)	23,670,662

	Insured Time Share — 0.6%
1,459,363	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 1.63%, due 05/20/16	1,170,072
3,334,183	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 1.63%, due 05/20/17	2,600,662
5,203,046	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 1.60%, due 05/20/18	3,951,381
5,496,911	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .15%, 1.60%, due 03/20/19	4,122,683
17,569,152	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + 1.00%, 2.45%, due 09/20/19	13,027,755
	Total Insured Time Share	24,872,553

	Insured Transportation — 0.1%
7,204,167	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 1.72%, due 04/17/19	5,583,229

	Investment Grade Corporate Collateralized Debt Obligations — 1.7%
5,000,000	Constant Recovery Diversified Synthetic, Series 04-12 Class C11, 144A, 3.58%, due 08/05/09	2,760,000
16,500,000	Counts Trust, Series 04-2, 144A, Variable Rate, 3 mo. LIBOR + .95%, 4.15%, due 09/20/09	15,433,935
7,900,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 3.46%, due 08/05/09	5,079,700
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.65%, due 12/20/09	2,612,000
7,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.85%, due 12/20/09	3,626,000
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 6.14%, due 12/20/09	865,000
12,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 3.72%, due 03/20/10	4,860,000
23,300,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 3.60%, due 12/20/10	9,238,450
11,100,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.65%, due 03/20/10	5,772,000
35,300,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 3.49%, due 06/20/13	4,606,650
10,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 3 mo. LIBOR + .70%, 3.90%, due 08/01/11	6,937,840

23,900,000	Salisbury International Investments Ltd., Variable Rate, 3 mo. LIBOR + .42%, 3.62%, due 06/22/10	10,453,860
	Total Investment Grade Corporate Collateralized Debt Obligations	72,245,435

	Rate Reduction Bonds — 1.2%
449,785	Connecticut RRB Special Purpose Trust CL&P-1, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .31%, 4.07%, due 12/30/10	446,187
17,895,525	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	17,524,551
25,700,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	23,901,000
5,756,976	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	5,749,550
2,304,889	PSE&G Transition Funding LLC, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 3.12%, due 06/15/11	2,287,625
	Total Rate Reduction Bonds	49,908,913

	Residential Asset-Backed Securities (United States) — 15.0%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, Variable Rate, 1 mo. LIBOR + .39%, 1.79%, due 01/25/35	537,655
3,035,313	Accredited Mortgage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 1.45%, due 02/25/37	2,640,115
918,284	ACE Securities Corp., Series 05-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 1.61%, due 09/25/35	826,455
6,800,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 1.67%, due 09/25/35	3,060,000
3,710,995	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 02/25/36	556,649
14,974,783	ACE Securities Corp., Series 06-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 12/25/35	10,012,440
15,233,695	ACE Securities Corp., Series 06-ASP2, Class A2B, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 03/25/36	11,350,474
8,800,000	ACE Securities Corp., Series 06-ASP2, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 1.58%, due 03/25/36	3,344,000
15,000,000	ACE Securities Corp., Series 06-ASP4, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 08/25/36	7,500,000
21,000,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 1.58%, due 10/25/36	5,250,000
19,200,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 07/25/36	8,448,000
6,100,000	ACE Securities Corp., Series 06-HE2, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 05/25/36	2,440,000
12,615,086	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 1.49%, due 06/25/36	9,187,693
11,500,000	ACE Securities Corp., Series 06-OP1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 04/25/36	4,600,000
4,868,160	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 09/25/35	486,816
9,589,806	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 06/25/36	1,438,471
11,436,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 1.57%, due 06/25/36	378,875
18,309,764	ACE Securities Corp., Series 07-HE1, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 1.49%, due 01/25/37	12,267,542
9,100,247	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 11/25/36	5,278,143
12,997,741	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 05/25/37	1,299,774
3,578,750	Argent Securities, Inc., Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + .52%, 1.92%, due 05/25/34	2,401,118
60,767,000	Argent Securities, Inc., Series 06-M1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 07/25/36	20,053,110

15,500,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 09/25/36	12,400,000
18,054,964	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 03/25/36	12,132,936
2,062,992	Argent Securities, Inc., Series 06-W4, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 05/25/36	1,547,244
10,300,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 06/25/36	7,139,187
15,300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 10/25/36	13,038,660
10,500,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 10/25/36	4,710,300
2,078,036	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 1.46%, due 11/25/36	1,941,301
37,829,265	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 05/25/37	27,403,519
6,695,420	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 2.43%, due 05/28/39	5,192,298
6,608,466	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.73%, due 05/28/39	5,093,806
13,200,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 1.93%, due 02/28/40	10,207,312
5,553,946	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 11/25/36	4,345,963
8,800,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 11/25/36	4,994,000
10,157,365	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 02/25/37	2,296,580
17,659,302	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 01/25/36	16,262,451
6,145,573	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 02/25/37	4,967,467
39,800,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 02/25/37	23,836,220
13,200,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 06/25/36	9,649,200
363,953	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 1.94%, due 04/25/33	283,883
178,309	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, Variable Rate, 1 mo. LIBOR + .41%, 1.81%, due 10/25/34	85,053
12,900,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 12/25/36	3,999,000
127,389	Citigroup Mortgage Loan Trust, Inc., Series 06-WMC1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 12/25/35	125,733
37,400,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 02/25/37	23,472,240
11,642,398	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 1.48%, due 03/25/37	10,416,454
7,208,694	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 04/25/36	6,679,306
444,258	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 1.70%, due 04/25/34	235,457
6,393,487	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 12/25/37	5,842,049
14,900,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 04/25/36	7,599,000
5,573,454	Fremont Home Loan Trust, Series 06-A, Class 1A2, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 05/25/36	3,636,679
6,200,040	Fremont Home Loan Trust, Series 06-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 08/25/36	5,789,288

20,725,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 08/25/36	6,839,250
6,255,153	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 1.57%, due 12/25/35	5,504,535
15,500,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 08/25/36	2,418,000
4,027,269	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 1.76%, due 01/20/35	2,738,543
3,590,198	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.74%, due 01/20/35	2,369,530
13,796,275	Household Home Equity Loan Trust, Series 06-1, Class A1, Variable Rate, 1 mo. LIBOR + .16%, 1.61%, due 01/20/36	10,623,132
30,300,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 12/25/36	13,635,000
6,768,805	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 10/25/35	5,347,356
10,285,473	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 1.53%, due 10/25/36	9,282,639
21,610,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 03/25/36	9,292,300
11,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 06/25/36	3,711,240
23,990,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 08/25/36	6,544,472
14,900,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 10/25/36	4,507,250
17,742,551	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 02/25/36	16,855,424
7,111,733	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 03/25/36	1,102,319
17,045,476	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 02/25/37	15,298,314
4,126,040	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, Variable Rate, 1 mo. LIBOR + .40%, 1.80%, due 08/25/34	2,888,228
33,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, Variable Rate, 1 mo. LIBOR + .23%, 1.63%, due 02/25/37	10,385,000
24,100,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 04/25/36	10,845,000
13,043,437	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 04/25/37	10,434,750
9,800,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 11/25/36	4,410,000
9,782,410	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 11/25/35	9,232,150
22,374	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 08/25/35	22,190
87,429	People’s Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 1.67%, due 08/25/35	87,237
11,128,189	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 1.66%, due 12/25/35	8,819,090
15,460,465	RAAC Series Trust, Series 06-SP1, Class A2, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 09/25/45	13,556,291
3,095,201	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 1.63%, due 04/25/35	2,957,851
4,624,413	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 10/25/33	3,942,312
33,287,415	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 11/25/35	9,000,917
5,597,454	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1, Variable Rate, 1 mo. LIBOR + .09%, 1.49%, due 10/25/36	5,247,613

10,765,436	Residential Asset Securities Corp., Series 05-KS12, Class A2, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 01/25/36	8,897,633
10,696,658	Residential Asset Securities Corp., Series 07-KS3, Class AI1, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 04/25/37	10,054,858
244,146	Saxon Asset Securities Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .27%, 1.94%, due 03/25/35	122,073
7,300,000	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 1.56%, due 03/25/36	5,475,000
4,598,731	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 10/25/36	4,299,813
3,134,162	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 1.66%, due 10/25/35	2,671,873
4,445,663	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 01/25/37	3,859,391
17,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 06/25/37	11,620,813
11,500,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 01/25/36	4,600,000
8,289,087	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 1.69%, due 11/25/35	1,243,363
21,068,412	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .40%, 1.80%, due 06/25/37	14,063,165
	Total Residential Asset-Backed Securities (United States)	623,485,831

	Residential Mortgage-Backed Securities (Australian) — 3.8%
6,120,411	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 4.73%, due 01/10/35	5,309,579
5,527,647	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.37%, due 11/19/37	4,576,239
11,313,480	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 4.56%, due 07/20/38	9,701,524
17,759,421	Crusade Global Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 4.56%, due 04/19/38	14,541,645
3,943,384	Interstar Millennium Trust, Series 03-3G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 4.02%, due 09/27/35	3,309,288
34,350,306	Interstar Millennium Trust, Series 04-2G, Class A, Variable Rate, 3 mo. LIBOR + .20%, 3.02%, due 03/14/36	28,498,045
2,016,617	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 2.94%, due 12/08/36	1,625,535
3,192,856	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .08%, 2.26%, due 05/27/38	2,680,722
2,371,369	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 2.47%, due 05/10/36	2,051,305
12,126,404	Medallion Trust, Series 06-1G, Class A1, Variable Rate, 3 mo. LIBOR + .05%, 2.87%, due 06/14/37	9,913,772
8,316,853	Medallion Trust, Series 07-1G, Class A1, Variable Rate, 3 mo. LIBOR + .04%, 2.24%, due 02/27/39	7,491,729
17,680,305	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.57%, due 10/20/37	14,246,436
19,143,698	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.24%, due 02/21/38	16,521,011
23,851,566	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 06/12/40	18,146,749
1,935,688	Superannuation Members Home Loans Global Fund, Series 4A, Class A, Variable Rate, 3 mo. LIBOR + .22%, 4.54%, due 10/09/29	1,580,809
1,249,442	Superannuation Members Home Loans Global Fund, Series 6, Class A, Variable Rate, 3 mo. LIBOR + .16%, 2.55%, due 11/09/35	1,098,235
2,410,458	Superannuation Members Home Loans Global Fund, Series 7, Class A1, Variable Rate, 3 mo. LIBOR + .14%, 2.95%, due 03/09/36	1,205,229
1,961,429	Superannuation Members Home Loans Global Fund, Series 8, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.82%, due 01/12/37	1,695,401

16,477,755	Westpac Securitization Trust, Series 07-1G, Class A2A, Variable Rate, 3 mo. LIBOR + .05%, 2.22%, due 05/21/38	14,638,507
	Total Residential Mortgage-Backed Securities (Australian)	158,831,760

	Residential Mortgage-Backed Securities (European) — 6.6%
13,800,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR + .11%, 3.31%, due 09/20/66	12,803,640
16,400,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, Variable Rate, 3 mo. LIBOR + .09%, 3.29%, due 03/20/30	14,932,200
13,900,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .05%, 2.20%, due 08/17/11	13,329,822
12,700,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 2.24%, due 02/17/52	10,784,840
32,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.92%, due 01/13/39	26,084,460
4,027,876	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.89%, due 10/11/41	3,668,791
7,848,887	Granite Master Issuer Plc, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 1.49%, due 12/20/54	3,924,444
5,065,104	Granite Mortgages Plc, Series 04-3, Class 2A1, Variable Rate, 3 mo. LIBOR + .14%, 3.34%, due 09/20/44	4,305,339
40,300,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 07/15/40	35,622,379
10,300,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, Variable Rate, 1 mo. LIBOR + .08%, 4.83%, due 07/15/21	8,986,750
22,879,183	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 12/10/43	17,776,210
1,237,425	Leek Finance Plc, Series 14A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .18%, 3.38%, due 09/21/36	1,210,078
3,868,854	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 3.34%, due 03/21/37	3,471,136
5,263,612	Leek Finance Plc, Series 17A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .14%, 3.34%, due 12/21/37	4,670,929
12,300,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 2.43%, due 05/08/16	11,685,000
12,123,765	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.26%, due 11/15/38	8,819,554
7,737,267	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.92%, due 09/15/39	6,667,435
6,942,882	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 2.36%, due 05/15/34	6,333,158
37,400,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.34%, due 02/12/16	33,244,860
6,740,000	Permanent Financing Plc, Series 4, Class 3A, Variable Rate, 3 mo. LIBOR + .14%, 2.96%, due 03/10/24	6,601,587
27,500,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, Variable Rate, 3 mo. LIBOR + .11%, 4.86%, due 07/15/33	21,931,250
6,800,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 10/15/33	5,544,516
11,586,281	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.89%, due 06/12/25	11,388,156
	Total Residential Mortgage-Backed Securities (European)	273,786,534

	Residential Mortgage-Backed Securities (United States) — 0.1%
769,636	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 1.70%, due 08/25/35	354,033
1,718,520	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 07/25/30	1,434,965

3,924,672	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.66%, due 02/26/34	2,943,504
	Total Residential Mortgage-Backed Securities (United States)	4,732,502

	Student Loans — 4.9%
12,321,824	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 3.65%, due 04/25/16	11,976,813
11,600,000	College Loan Corp. Trust, Series 06-1, Class A2, Variable Rate, 3 mo. LIBOR + .02%, 3.56%, due 04/25/22	10,842,520
6,020,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 3.55%, due 01/25/23	5,611,242
20,900,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR + .25%, 3.79%, due 01/25/24	20,286,062
6,793,228	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 2.16%, due 08/25/20	6,603,289
5,512,153	Goal Capital Funding Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 3.23%, due 06/25/21	5,072,834
3,856,645	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 3.82%, due 09/27/21	3,661,229
4,227,482	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 3.24%, due 06/20/15	3,900,697
12,600,040	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 08/25/23	12,014,138
13,387,896	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 1.48%, due 08/26/19	12,316,865
9,900,000	Nelnet Student Loan Trust, Series 05-2, Class A4, Variable Rate, 3 mo. LIBOR + .08%, 3.28%, due 12/23/19	8,391,141
18,355,872	SLM Student Loan Trust, Series 05-1, Class A2, Variable Rate, 3 mo. LIBOR + .08%, 3.62%, due 04/27/20	16,002,411
25,400,000	SLM Student Loan Trust, Series 05-3, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 3.61%, due 04/27/20	21,082,000
13,857,518	SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 4.78%, due 10/15/15	13,627,461
26,100,000	SLM Student Loan Trust, Series 07-2, Class A2, Variable Rate, 3 mo. LIBOR, 3.54%, due 07/25/17	22,315,500
5,900,000	SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.79%, due 01/25/19	4,846,850
16,193,998	SLM Student Loan Trust, Series 07-A, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 2.85%, due 09/15/22	13,764,899
11,500,000	SLM Student Loan Trust, Series 08-6, Class A3, Variable Rate, 1 mo. LIBOR + .75%, 4.29%, due 01/25/19	10,120,000
	Total Student Loans	202,435,951

	Time Share — 0.1%
6,237,158	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 4.00%, 5.45%, due 02/20/18	5,925,301

	Trade Receivables — 1.3%
44,300,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 12/17/10	43,502,600
10,800,000	SSCE Funding LLC, Series 04-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .23%, 1.65%, due 11/15/10	10,017,000
	Total Trade Receivables	53,519,600
	Total Asset-Backed Securities	3,974,468,897

	U.S. Government — 0.5%
22,886,721	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	21,279,295

	U.S. Government Agency — 1.3%
1,337,000	Agency for International Development Floater (Support of C.A.B.E.I), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 0.90%, due 10/01/12	1,285,278
11,580,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 3.29%, due 02/01/27	11,214,949
13,500,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 3.24%, due 10/29/26	13,527,389
16,500,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .02%, 2.81%, due 02/01/25	16,345,554
300,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. U.S. Treasury Bill + .45%, 0.95%, due 11/15/14	282,929
783,852	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 0.66%, due 05/01/14	740,910
65,893	Agency for International Development Floater (Support of Peru), Series B, Variable Rate, 6 mo. U.S. Treasury Bill +.35%, 0.66%, due 05/01/14	62,283
10,575,000	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 3.09%, due 07/01/23	10,503,571
	Total U.S. Government Agency	53,962,863
	TOTAL DEBT OBLIGATIONS (COST $5,305,879,738)	4,049,711,055

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.1%

	Money Market Funds — 3.1%
91,879,072	State Street Institutional Liquid Reserves Fund-Institutional Class	91,879,072
35,906,441	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	35,906,441
	TOTAL SHORT-TERM INVESTMENTS (COST $127,785,513)	127,785,513

	TOTAL INVESTMENTS — 100.2% (Cost $5,433,665,251)	4,177,496,568
	Other Assets and Liabilities (net) — (0.2)%	(9,417,481)

	TOTAL NET ASSETS — 100.0%	$4,168,079,087

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,434,049,457	$353,972	$(1,256,906,861)	$(1,256,552,889)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
1/06/09	EUR	20,000,000	$25,390,644	$(185,356)
Sales
1/06/09	EUR	40,000,000	$50,781,288	$2,778,712

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
60,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	14.13%	Credit Swap Eagle Creek CDO	60,000,000	USD	$(11,973,793)
31,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	16.33%	MS Synthetic 2006-1	31,000,000	USD	(12,261,088)
							Premiums to (Pay) Receive	$—		$(24,234,881)

(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2008, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit default identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2008, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia
AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
C.A.B.E.I. - Central American Bank of Economic Integration
CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.
CDO - Collateralized Debt Obligation
CMBS - Collateralized Mortgage Backed Security
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
RMAC - Residential Mortgage Acceptance Corp.
RMBS - Residential Mortgage Backed Security
Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
(a) All or a portion of this security has been segregated to cover collateral requirements on open swap contracts.
(b) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

The Fund directly invests in asset-backed  securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund values debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 40.30% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$552,565
Level 2 - Other Significant Observable Inputs	203,027,671	2,778,712
Level 3 - Significant Unobservable Inputs	3,974,468,897	—
Total	$4,177,496,568	$3,331,277

*Other financial instruments include foreign currency and forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(185,356)
Level 3 – Significant Unobservable Inputs	—	(24,234,881)
Total	$—	$(24,420,237)

**Other financial instruments include forward currency contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$1,370,228,960	$—
Accrued discounts/premiums	(206)	—
Realized gain (loss)	(77,907,512)	—
Change in unrealized appreciation/depreciation	(255,546,374)	—
Net purchases (sales)	(427,419,486)	—
Net transfers in and/or out of Level 3 ^	3,365,113,515	(24,234,881)
Balance as of November 30, 2008	$3,974,468,897	$(24,234,881)

*** Other financial instruments include swap agreements.

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

EUR - Euro
USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.3%

	Affiliated Issuers — 99.3%
1,461,231	GMO Short-Duration Collateral Fund	27,427,297
	TOTAL MUTUAL FUNDS (COST $34,757,350)	27,427,297

	TOTAL INVESTMENTS — 99.3% (Cost $34,757,350)	27,427,297

	Other Assets and Liabilities (net) — 0.7%	205,386

	TOTAL NET ASSETS — 100.0%	$27,632,683

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$35,354,806	$—	$(7,927,509)	$(7,927,509)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of the affiliated issuer during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$10,677,894	$28,560,197	$4,650,600	$2,617,094	♦	$—	$27,427,297
Totals	$10,677,894	$28,560,197	$4,650,600	$2,617,094		$—	$27,427,297

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

Notes to Schedule of Investments:

The Fund indirectly (through SDCF fund) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (an arrangement often referred to as a “masterfeeder” structure) (“SDCF”) and, to a limited extent, in cash and cash equivalents.

Shares of SDCF are valued at their net asset value.

Investments held by SDCF funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 40.00% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	27,427,297	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$27,427,297	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 22.4%

	U.S. Government Agency — 22.4%
93,333	Agency for International Development Floater (Support of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill+ .40%, 0.90%, due 10/01/12	89,732
601,650	Agency for International Development Floater (Support of C.A.B.E.I), Variable Rate, 6 mo. U.S. Treasury Bill+ .40%, 0.90%, due 10/01/12	578,375
503,960	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 1.93%, due 10/01/11	482,950
32,947	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill+.35%, 0.85%, due 05/01/14	31,142
251,609	Small Business Administration Pool#502320, Variable Rate, Prime - 2.19%, 2.81%, due 08/25/18	249,002
	Total U.S. Government Agency	1,431,201
	TOTAL DEBT OBLIGATIONS (COST $1,483,738)	1,431,201

Shares	Description	Value ($)

	MUTUAL FUNDS — 68.3%

	Affiliated Issuers — 68.3%
231,576	GMO Short-Duration Collateral Fund	4,346,684
9,192	GMO Special Purpose Holding Fund(a)(b)	6,710

	TOTAL MUTUAL FUNDS (COST $5,944,467)	4,353,394

	SHORT-TERM INVESTMENTS — 9.5%

	Money Market Funds — 9.5%
606,798	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	606,798
	TOTAL SHORT-TERM INVESTMENTS (COST $606,798)	606,798

	TOTAL INVESTMENTS — 100.2% (Cost $8,035,003)	6,391,393
	Other Assets and Liabilities (net) — (0.2)%	(12,182)

	TOTAL NET ASSETS — 100.0%	$6,379,211

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,642,959	$6,710	$(2,258,276)	$(2,251,566)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$5,324,037	$237,101	$—	$438,231	♦	$—	$4,346,684
GMO Special Purpose Holding Fund	11,582	—	—	—		20,816	6,710

Totals	$5,335,619	$237,101	$—	$438,231		$20,816	$4,353,394

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank of Economic Integration

Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Underlying investment represents interests in defaulted securities.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 31.36% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	6,384,683	—
Level 3 – Significant Unobservable Inputs	6,710	—
Total	$6,391,393	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$11,582	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	15,965	—
Realized gain distributions paid	(20,816)	—
Change in unrealized appreciation/depreciation	(21)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$6,710	$—

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
		—
	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 49.3%

	Money Market Funds — 49.3%
200,494	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	200,494

	TOTAL SHORT-TERM INVESTMENTS (COST $200,494)	200,494

	TOTAL INVESTMENTS — 49.3% (Cost $200,494)	200,494

	Other Assets and Liabilities (net) — 50.7%	206,198

	TOTAL NET ASSETS — 100.0%	$406,692

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$200,494	$—	$—	$—

Notes to Consolidated Schedule of Investments:

(a)           Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% held subsidiary of GMO Special Purpose Holding Fund.

(b)           Security in default.

(c)           Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	200,494	—
Level 3 – Significant Unobservable Inputs*	—	—
Total	$200,494	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

* The Fund’s debt obligations were valued entirely using Level 3 inputs.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 15.5%

	U.S. Government — 15.5%
57,735,000	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a)	53,680,040
	TOTAL DEBT OBLIGATIONS (COST $54,417,368)	53,680,040

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 85.6%

	Money Market Funds — 4.9%
16,923,188	State Street Institutional Treasury Money Market Fund-Institutional Class	16,923,188

	Other Short-Term Investments — 80.7%
6,228,440	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	6,228,440
40,000,000	U.S. Treasury Bill, 1.18%, due 04/09/09 (b)	39,979,920
234,000,000	U.S. Treasury Bill, 1.06%, due 09/24/09 (b)	232,455,600
	Total Other Short-Term Investments	278,663,960
	TOTAL SHORT-TERM INVESTMENTS (COST $294,975,125)	295,587,148

	TOTAL INVESTMENTS — 101.1%
	(Cost $349,392,493)	349,267,188

	Other Assets and Liabilities (net) — (1.1)%	(3,832,959)

	TOTAL NET ASSETS — 100.0%	$345,434,229

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$349,392,493	$612,023	$(737,328)	$(125,305)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
2/20/09	GBP	10,319,648	$15,908,398	$108,398
2/20/09	JPY	4,425,603,432	46,494,308	523,183
2/20/09	JPY	4,425,603,432	46,494,308	383,466
2/20/09	JPY	4,425,603,432	46,494,308	586,512
2/20/09	JPY	4,425,603,432	46,494,308	789,901
2/20/09	JPY	4,425,603,432	46,494,308	775,265
			$248,379,938	$3,166,725
Sales
2/20/09	AUD	17,008,228	$11,091,858	$(89,405)
2/20/09	AUD	17,008,228	11,091,858	(149,615)
2/20/09	CAD	13,795,083	11,172,376	36,760
2/20/09	CAD	13,795,083	11,172,376	55,005
2/20/09	EUR	16,343,522	20,744,693	(147,279)
2/20/09	EUR	16,838,780	21,373,319	(148,879)
2/20/09	EUR	16,343,522	20,744,693	(66,379)
2/20/09	GBP	25,582,858	39,437,614	(1,100,883)
2/20/09	GBP	25,582,858	39,437,614	(1,081,491)
2/20/09	GBP	25,582,858	39,437,614	(1,088,910)
2/20/09	GBP	25,582,858	39,437,614	(1,125,698)
2/20/09	GBP	25,582,858	39,437,614	(1,106,306)
2/20/09	GBP	13,158,000	20,283,900	(294,529)
2/20/09	JPY	1,306,800,000	13,728,921	(201,685)
2/20/09	JPY	1,887,522,120	19,829,846	(29,846)
2/20/09	NZD	37,120,670	20,243,180	(67,353)
			$378,665,090	$(6,606,493)

Notes to Schedule of Investments:

(a)                 Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)                Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$278,663,960	$—
Level 2 – Other Significant Observable Inputs	70,603,228	3,258,490
Level 3 – Significant Unobservable Inputs	—	—
Total	$349,267,188	$3,258,490

*Other financial instruments include forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(6,698,258)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(6,698,258)

**Other financial instruments include forward currency contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NZD - New Zealand Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 5.6%

	Canada — 0.4%

	Corporate Debt
11,683,000	TransAlta Corp., 5.75%, due 12/15/13	10,654,919

	Italy — 0.2%

	Corporate Debt
7,457,000	Telecom Italia Capital, 4.95%, due 09/30/14	5,443,610

	Mexico — 0.3%

	Corporate Debt
7,699,000	Telefonos de Mexico SA de CV, 5.50%, due 01/27/15	6,742,329

	United States — 4.7%

	Corporate Debt — 0.9%
7,793,000	Eastman Chemical Co., 7.25%, due 01/15/24	7,455,945
3,744,000	Ryder System, Inc., MTN, 5.85%, due 11/01/16	2,836,829
7,499,000	Southwest Airlines Co., 5.75%, due 12/15/16	5,699,540
3,847,000	Spectra Energy Capital, Series B, 6.75%, due 07/15/18	3,324,420
3,974,000	Wyeth, 5.50%, due 02/01/14	3,866,026
		23,182,760

	Structured Notes — 0.7%
15,920,000	Boston Scientific Corp., 6.25%, due 11/15/15	13,525,632
3,932,000	RPM UK Group, 144A, 6.70%, due 11/01/15	3,833,212
		17,358,844

	U.S. Government — 3.1%
82,288,050	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	76,508,631
	Total United States	117,050,235

	TOTAL DEBT OBLIGATIONS (COST $155,935,853)	139,891,093

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.5%

		Options on Interest Rate Swaps — 0.2%
USD	150,000,000	USD Swaption Call, Expires 12/22/08, Strike 3.48%	3,986,250

		Options on Futures — 0.3%
USD	1,500	U.S. Treasury Note 2 Yr. (CBT) Call, Expires 02/20/09, Strike 107.75	2,859,375
USD	2,000	U.S. Treasury Note 5 Yr. (CBT) Call, Expires 12/23/08, Strike 115.00	4,125,000
USD	2,000	U.S. Treasury Note 5 Yr. (CBT) Call, Expires 12/23/08, Strike 119.00	562,500
		Total Options on Futures	7,546,875

		TOTAL OPTIONS PURCHASED (COST $5,736,000)	11,533,125

Shares	Description	Value ($)

	MUTUAL FUNDS — 92.0%

	United States — 92.0%

	Affiliated Issuers
6,567,565	GMO Emerging Country Debt Fund, Class IV	42,689,173
96,859,391	GMO Short-Duration Collateral Fund	1,818,050,762
23,773,633	GMO World Opportunity Overlay Fund	449,083,933
	Total United States	2,309,823,868

	TOTAL MUTUAL FUNDS (COST $3,010,027,234)	2,309,823,868

	SHORT-TERM INVESTMENTS — 3.9%

	Money Market Funds — 3.9%
96,803,043	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	96,803,043

	TOTAL SHORT-TERM INVESTMENTS (COST $96,803,043)	96,803,043

	TOTAL INVESTMENTS — 102.0% (Cost $3,268,502,130)	2,558,051,129
	Other Assets and Liabilities (net) — (2.0)%	(48,951,720)

	TOTAL NET ASSETS — 100.0%	$2,509,099,409

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,294,867,126	$5,797,125	$(742,613,122)	$(736,815,997)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$80,962,232	$2,145,580	$54,104,368	$435,393		$1,710,186	$—
GMO Emerging Country Debt Fund, Class IV	—	54,141,650	10,897,241	—		—	42,689,173
GMO Short-Duration Collateral Fund	4,314,050,306	20,239,290	1,887,271,509	231,666,605	♦	—	1,818,050,762
GMO World Opportunity Overlay Fund	821,340,094	25,000,000	206,791,804	—		—	449,083,933
Totals	$5,216,352,632	$101,526,520	$2,159,064,922	$232,101,998		$1,710,186	$2,309,823,868

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2009, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2008.

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
102	U.S. Treasury Note 2 Yr. (CBT)	March 2009	$22,114,875	$146,808
Sales
62	U.S. Long Bond (CBT)	March 2009	$7,904,031	$(182,795)
447	U.S. Treasury Note 5 Yr. (CBT)	March 2009	52,169,789	(385,482)
865	U.S. Treasury Note 10 Yr. (CBT)	March 2009	104,637,969	(3,036,852)
			$164,711,789	$(3,605,129)

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Call	$300,000,000	12/22/2008	USD	Interest Rate Swaption, Strike 3.13%	$(1,035,000)	$(5,976,300)
Call	1,500	2/20/2009	USD	U.S. Treasury Note 2 Yr. (CBT), Strike 108.75%	(793,875)	(1,218,750)
Call	4,000	12/23/2008	USD	U.S. Treasury Note 5 Yr. (CBT), Strike 117.00%	(2,054,500)	(3,531,252)
					$(3,883,375)	$(10,726,302)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Market Value
15,000,000	USD	12/15/2013	Goldman Sachs	(Pay)	0.42%	3.40%	TransAlta Corp.	N/A	$1,862,220
5,000,000	USD	3/20/2014	Morgan Stanley	(Pay)	0.15%	0.67%	Wyeth	N/A	126,523
10,000,000	USD	9/30/2014	Goldman Sachs	(Pay)	0.74%	3.71%	Telecom Italia Capital	N/A	1,351,534
10,000,000	USD	2/20/2015	JP Morgan Chase Bank	(Pay)	0.61%	3.49%	Telefonos de Mexico SA de CV	N/A	1,403,749
5,000,000	USD	11/1/2015	Goldman Sachs	(Pay)	0.62%	2.09%	RPM UK	N/A	418,393
15,000,000	USD	12/20/2015	Barclays Bank PLC	(Pay)	0.73%	2.75%	Boston Scientific Corp.	N/A	1,669,530
5,000,000	USD	12/20/2015	Morgan Stanley	(Pay)	0.81%	2.75%	Boston Scientific Corp.	N/A	533,436
5,000,000	USD	12/20/2016	Morgan Stanley	(Pay)	0.46%	3.13%	Ryder System, Inc., MTN	N/A	797,726
7,500,000	USD	12/20/2016	Barclays Bank PLC	(Pay)	0.72%	3.71%	Southwest Airlines	N/A	1,291,397
5,000,000	USD	7/15/2018	Goldman Sachs	(Pay)	0.93%	1.91%	Spectra Energy Capital	N/A	355,305
10,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	1.71%	Eastman Chemical Co.	N/A	590,996
Premiums to (Pay) Receive								$—	$10,400,809

(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2008, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit default identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
2,755,000,000	USD	2/11/2012	Deutsche Bank AG	Receive	3.85%	3 month LIBOR	$82,861,211
2,755,000,000	USD	2/11/2012	Deutsche Bank AG	(Pay)	4.00%	3 month LIBOR	(90,685,836)
2,766,000,000	USD	2/16/2012	Merrill Lynch	Receive	3.90%	3 month LIBOR	85,210,832
2,766,000,000	USD	2/16/2012	Merrill Lynch	(Pay)	3.79%	3 month LIBOR	(79,320,612)
1,398,000,000	USD	3/4/2012	Morgan Stanley	Receive	3.80%	3 month LIBOR	39,301,962
1,398,000,000	USD	3/4/2012	Morgan Stanley	(Pay)	3.92%	3 month LIBOR	(42,473,699)
2,776,000,000	USD	3/5/2012	Citigroup	Receive	3.73%	3 month LIBOR	74,364,161
2,776,000,000	USD	3/5/2012	Citigroup	(Pay)	3.73%	3 month LIBOR	(74,364,160)
1,388,000,000	USD	3/20/2012	Deutsche Bank AG	Receive	3.54%	3 month LIBOR	31,103,509
666,000,000	USD	2/11/2020	Deutsche Bank AG	(Pay)	5.00%	3 month LIBOR	(100,482,848)
666,000,000	USD	2/11/2020	Deutsche Bank AG	Receive	4.63%	3 month LIBOR	79,729,343
668,000,000	USD	2/16/2020	Merrill Lynch	Receive	4.54%	3 month LIBOR	74,789,767
668,000,000	USD	2/18/2020	Merrill Lynch	(Pay)	5.10%	3 month LIBOR	(106,183,676)
333,000,000	USD	3/4/2020	Morgan Stanley	(Pay)	5.00%	3 month LIBOR	(49,787,194)
333,000,000	USD	3/4/2020	Morgan Stanley	Receive	4.53%	3 month LIBOR	36,807,449
660,000,000	USD	3/5/2020	Citigroup	(Pay)	4.94%	3 month LIBOR	(95,346,906)
660,000,000	USD	3/5/2020	Citigroup	Receive	4.46%	3 month LIBOR	69,213,087
192,000,000	USD	3/20/2020	Deutsche Bank AG	Receive	4.31%	3 month LIBOR	17,517,399
333,000,000	USD	3/20/2020	Deutsche Bank AG	(Pay)	4.72%	3 month LIBOR	(41,688,296)
800,000,000	USD	3/20/2012	Deutsche Bank AG	(Pay)	3.62%	3 month LIBOR	(19,135,727)
			Premiums to (Pay) Receive			$3,368,000	$(108,570,234)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
250,000,000	USD	1/14/2009	Barclays Bank PLC	2.06%	Barclays Long TIPS Index Total Return	$(5,232,841)
250,000,000	USD	1/15/2009	Barclays Bank PLC	2.18%	Barclays Long TIPS Index Total Return	(5,354,075)
250,000,000	USD	1/21/2009	Barclays Bank PLC	2.48%	Barclays U.S. Government Inflation Linked 10 Yr Total Return Index	(5,402,131)
			Premiums to (Pay) Receive		$—	$(15,989,047)

As of November 30, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

TIPS - Treasury Inflation Protected Securities

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 37.07% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$42,689,173	$150,384
Level 2 – Other Significant Observable Inputs	2,515,361,956	590,898,720
Level 3 – Significant Unobservable Inputs	—	10,400,809
Total	$2,558,051,129	$601,449,913

* Other financial instruments include foreign currency, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(3,605,129)
Level 2 – Other Significant Observable Inputs	—	(726,184,303)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(729,789,432)

** Other financial instruments include futures contracts, swap agreements, and written options.

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3 ^	—	10,400,809
Balance as of November 30, 2008	$—	$10,400,809

*** Other financial instruments include swap agreements.

^ All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums

Outstanding, beginning of period	$—	$—	$—	$—
Options written	—	—	(2,305,515,900)	(12,611,205)
Options exercised	—	—	2,000,006,600	4,870,300
Options expired	—	—	9,300	3,857,530
Options sold	—	—	—	—
Outstanding, end of period	$—	$—	$(305,500,000)	$(3,883,375)

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 3.8%

	Asset-Backed Securities — 3.7%

	Auto Financing — 0.5%
600,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 1.66%, due 08/15/13	563,652
600,000	Capital Auto Receivables Asset Trust, Series 08-1, Class A4B, Variable Rate, 1 mo. LIBOR + 1.35%, 2.77%, due 07/15/14	492,096
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 1.85%, 3.62%, due 11/10/14	422,000
300,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 11/15/11	270,234
800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR + .38%, 1.80%, due 07/15/12	646,800
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 1.67%, due 06/15/13	385,000
300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, Variable Rate, 1 mo. LIBOR + 2.20%, 3.62%, due 07/15/11	275,848
300,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 06/17/13	268,119
200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, Variable Rate, 1 mo. LIBOR, 1.42%, due 05/15/12	164,000
700,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 08/15/11	529,942
500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 06/15/12	300,000
800,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 1.69%, due 12/15/16	690,120
	Total Auto Financing	5,007,811

	Bank Loan Collateralized Debt Obligations — 0.2%
1,068,249	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .17%, 3.37%, due 06/20/25	977,114
1,120,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 4.46%, due 07/05/11	910,683
	Total Bank Loan Collateralized Debt Obligations	1,887,797

	Business Loans — 0.2%
1,166,911	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 1.79%, due 01/25/36	798,167
451,322	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 1.71%, due 05/15/32	319,855
700,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .01%, 1.46%, due 10/20/11	613,256
879,596	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 09/25/30	474,982
400,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 02/25/13	346,400
	Total Business Loans	2,552,660

	CMBS — 0.3%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 1.55%, due 12/15/20	474,000
500,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	431,700
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.31%, due 03/06/20	540,060

600,000		J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	523,926
400,000		Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	349,297
411,697		Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 1.51%, due 09/15/21	300,539
		Total CMBS	2,619,522

		Credit Cards — 0.7%
500,000		Advanta Business Card Master Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 1.48%, due 04/22/13	385,000
800,000		American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 1.46%, due 02/15/13	735,464
800,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 3.00%, 4.42%, due 09/15/14	701,856
300,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, Variable Rate, 1 mo. LIBOR + .07%, 1.49%, due 05/15/13	265,035
1,000,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 2.30%, due 06/16/14	830,261
700,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 2.67%, due 09/15/17	499,618
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, Variable Rate, 3 mo. EUR LIBOR + 0.10%, 4.17%, due 05/24/13	648,304
300,000		Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, Variable Rate, 1 mo. LIBOR + 1.10%, 2.51%, due 12/23/13	268,050
1,200,000		Discover Card Master Trust I, Series 06-2, Class A2, Variable Rate, 1 mo. LIBOR + .03%, 1.45%, due 01/16/14	996,780
400,000		First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 2.17%, due 11/15/12	365,375
600,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 06/15/13	538,860
600,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .55%, 1.97%, due 07/15/13	509,250
100,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 1.57%, due 01/15/14	86,221
500,000		National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR + 1.80%, 3.22%, due 05/15/13	420,000
100,000		Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.96%, due 09/15/11	89,158
500,000		World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 1.60%, due 03/15/13	467,905
		Total Credit Cards	7,807,137

		Equipment Leases — 0.1%
400,000		CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR + .60%, 2.02%, due 10/17/11	365,768
400,000		GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .25%, 1.66%, due 06/14/11	357,000
		Total Equipment Leases	722,768

		Insurance Premiums — 0.0%
400,000		AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 1.47%, due 12/15/11	363,125

		Insured Auto Financing — 0.3%
216,667		Aesop Funding II LLC, Series 03-5A, Class A2, 144A, XL, Variable Rate, 1 mo. LIBOR + .38%, 1.83%, due 12/20/09	215,677
1,000,000		AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + .80%, 2.98%, due 06/06/14	594,816

700,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 4.42%, due 05/20/10	678,251
900,000	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .01%, 1.43%, due 12/15/12	776,564
800,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 2.07%, due 10/15/14	560,000
700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 2.74%, due 07/14/14	529,200
	Total Insured Auto Financing	3,354,508

	Insured Other — 0.1%
1,100,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	770,000
900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	585,000
	Total Insured Other	1,355,000

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
882,760	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 1.58%, due 06/15/37	264,828

	Insured Time Share — 0.0%
425,919	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + 1.00%, 2.45%, due 09/20/19	315,824

	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
2,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 3.60%, due 12/20/10	793,000
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 3.49%, due 06/20/13	143,550
	Total Investment Grade Corporate Collateralized Debt Obligations	936,550

	Rate Reduction Bonds — 0.0%
156,605	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	156,403

	Residential Asset-Backed Securities (United States) — 0.6%
806,351	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 1.47%, due 11/25/36	467,684
521,621	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 06/25/36	78,243
105,281	ACE Securities Corp., Series 05-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 1.61%, due 09/25/35	94,753
320,123	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 1.59%, due 03/25/36	215,123
300,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 09/25/36	240,000
360,966	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 05/25/37	261,484
900,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 1.51%, due 10/25/36	766,980
695,628	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.73%, due 05/28/39	536,190
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 1.60%, due 02/25/37	718,680
39,704	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 1.94%, due 04/25/33	30,969
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 02/25/37	1,004,160
1,100,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 1.52%, due 12/25/36	495,000

400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 1.55%, due 03/25/36	172,000
955,769	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 1.50%, due 04/25/37	764,615
333,708	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, Variable Rate, 1 mo. LIBOR + .22%, 1.62%, due 11/25/35	90,235
841,707	Residential Asset Securities Corp., Series 05-KS12, Class A2, Variable Rate, 1 mo. LIBOR + .25%, 1.65%, due 01/25/36	695,671
	Total Residential Asset-Backed Securities (United States)	6,631,787

	Residential Mortgage-Backed Securities (Australian) — 0.2%
640,398	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.37%, due 11/19/37	530,174
257,440	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 2.94%, due 12/08/36	207,515
274,609	Superannuation Members Home Loans Global Fund, Series 7, Class A1, Variable Rate, 3 mo. LIBOR + .14%, 2.95%, due 03/09/36	137,304
741,764	Westpac Securitization Trust, Series 07-1G, Class A2A, Variable Rate, 3 mo. LIBOR + .05%, 2.22%, due 05/21/38	658,968
	Total Residential Mortgage-Backed Securities (Australian)	1,533,961

	Residential Mortgage-Backed Securities (European) — 0.3%
300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, Variable Rate, 3 mo. LIBOR + .09%, 3.29%, due 03/20/30	273,150
200,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .05%, 2.20%, due 08/17/11	191,796
600,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.92%, due 01/13/39	487,560
600,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 07/15/40	530,358
300,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, Variable Rate, 3 mo. LIBOR + .08%, 4.83%, due 07/15/21	261,750
511,132	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 2.36%, due 05/15/34	466,245
500,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.34%, due 02/12/16	444,450
200,000	Permanent Financing Plc, Series 4, Class 3A, Variable Rate, 3 mo. LIBOR + .14%, 2.96%, due 03/10/24	195,893
	Total Residential Mortgage-Backed Securities (European)	2,851,202

	Student Loans — 0.1%
500,000	College Loan Corp. Trust, Series 06-1, Class A2, Variable Rate, 3 mo. LIBOR + .02%, 3.56%, due 04/25/22	467,350
142,373	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 1.54%, due 08/25/23	135,753
145,296	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 1.48%, due 08/26/19	133,672
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, Variable Rate, 3 mo. LIBOR + .08%, 3.28%, due 12/23/19	508,554
	Total Student Loans	1,245,329

	Trade Receivables — 0.0%
200,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 1.52%, due 12/17/10	196,400
	Total Asset-Backed Securities	39,802,612

	Corporate Debt — 0.1%
99,000	Eastman Chemical Co., 7.25%, due 01/15/24	94,718

147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	132,059
222,000	JP Morgan & Co., Inc., Series A, MTN, Variable Rate, CPI + 4.00%, 3.57%, due 02/15/12	191,808
48,000	Ryder System, Inc., MTN, 5.85%, due 11/01/16	36,370
96,000	Southwest Airlines Co., 5.75%, due 12/15/16	72,964
49,000	Spectra Energy Capital, Series B, 6.75%, due 07/15/18	42,344
96,000	Telecom Italia Capital, 4.95%, due 09/30/14	70,080
98,000	Telefonos de Mexico SA de CV, 5.50%, due 01/27/15	85,823
148,000	TransAlta Corp., 5.75%, due 12/15/13	134,976
50,000	Wyeth, 5.50%, due 02/01/14	48,641
	Total Corporate Debt	909,783

	Structured Notes — 0.0%
50,000	RPM UK Group, 144A, 6.70%, due 11/01/15	48,744
202,000	Boston Scientific Corp., 6.25%, due 11/15/15	171,619
	Total Structured Notes	220,363

	U.S. Government Agency — 0.0%
300,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. U.S. Treasury Bill + .45%, 5.62%, due 11/15/14	282,929
233,334	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 1.89%, due 01/01/12	223,639
	Total U.S. Government Agency	506,568
	TOTAL DEBT OBLIGATIONS (COST $42,827,260)	41,439,326

Shares/Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 95.9%

	Affiliated Issuers — 95.9%
12,378,985	GMO Alpha Only Fund, Class IV	124,780,173
6,340,885	GMO Domestic Bond Fund, Class VI	52,946,390
781,384	GMO Emerging Country Debt Fund, Class IV	5,078,997
4,776,094	GMO Emerging Markets Fund, Class VI	37,205,773
1,255,553	GMO Inflation Indexed Plus Bond Fund, Class VI	21,093,298
8,700,277	GMO International Growth Equity Fund, Class IV	142,945,553
8,164,122	GMO International Intrinsic Value Fund, Class IV	139,279,917
1,088,951	GMO Special Situations Fund, Class VI	27,583,139
4,911,063	GMO Strategic Fixed Income Fund, Class VI	92,524,432
6,229,856	GMO U.S. Core Equity Fund, Class VI	55,321,122
20,244,308	GMO U.S. Quality Equity Fund, Class VI	332,006,649
389,594	GMO World Opportunity Overlay Fund	7,367,228
	TOTAL MUTUAL FUNDS (COST $1,359,191,192)	1,038,132,671

	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds — 0.5%
5,401,087	State Street Institutional U.S. Government Money Market Fund-Institutional Class	5,401,087

	Other Short-Term Investments — 0.1%
994,005	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	994,005
	TOTAL SHORT-TERM INVESTMENTS (COST $6,395,092)	6,395,092

TOTAL INVESTMENTS — 100.3% (Cost $1,408,413,544)	1,085,967,089

Other Assets and Liabilities (net) — (0.3)%	(2,743,600)

TOTAL NET ASSETS — 100.0%	$1,083,223,489

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,420,732,383	$4,857,011	$(339,622,305)	$(334,765,294)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$90,584,368	$96,158,909	$54,417,000	$13,606,236	$10,757,878	$124,780,173
GMO Core Plus Bond Fund, Class IV	26,514,728	1,060,589	24,107,963	1,060,589	—	—
GMO Domestic Bond Fund, Class VI	—	76,396,191	17,978,726	472,600	107,501	52,946,390
GMO Emerging Country Debt Fund, Class IV	5,743,483	1,398,477	—	31,629	121,321	5,078,997
GMO Emerging Markets Fund, Class VI	—	43,592,103	3,000,000	—	—	37,205,773
GMO Emerging Markets Opportunities Fund, Class VI	103,926,197	24,950,520	98,007,614	516,691	24,433,829	—
GMO Inflation Indexed Plus Bond Fund, Class VI	—	33,080,572	7,373,388	—	—	21,093,298
GMO International Bond Fund, Class III	5,569,426	413,051	4,885,337	413,051	—	—
GMO International Growth Equity Fund, Class IV	156,545,575	60,371,161	2,000,000	3,078,170	5,319,696	142,945,553
GMO International Intrinsic Value Fund, Class IV	159,656,664	62,059,201	5,323,371	2,433,387	8,446,880	139,279,917
GMO Special Situations Fund, Class VI	58,396,773	2,489,304	40,916,000	—	—	27,583,139
GMO Strategic Fixed Income Fund, Class VI	216,621,119	16,208,096	108,912,458	33,683	—	92,524,432
GMO U.S. Core Equity Fund, Class VI	69,986,654	6,799,195	3,000,000	862,179	—	55,321,122
GMO U.S. Quality Equity Fund, Class VI	206,637,036	185,374,079	3,510,000	3,322,601	1,360,400	332,006,649
GMO World Opportunity Overlay Fund	—	7,710,071	—	—	—	7,367,228
Totals	$1,100,182,023	$618,061,519	$373,431,857	$25,830,816	$50,547,505	$1,038,132,671

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CMBS - Collateralized Mortgage Backed Security

CPI - Consumer Price Index

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 27.48% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and the underlying funds are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 7.74% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$1,004,176,309	$9,638
Level 2 – Other Significant Observable Inputs	36,052,052	—
Level 3 – Significant Unobservable Inputs	45,738,728	—
Total	$1,085,967,089	$9,638

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Realized gain (loss)	26,217	—
Change in unrealized appreciation/depreciation	(565,697)	—
Net purchases (sales)	6,475,596	—
Net transfers in and/or out of Level 3 ^	39,802,612	—
Balance as of November 30, 2008	$45,738,728	$—

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviations:

EUR - Euro

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%

	Taiwan — 96.9%
1,316,000	Acer Inc	1,680,035
6,968	Altek Corp	5,219
9,000	Arima Computer Corp*	535
2,082,000	Asia Cement Corp	1,689,329
3,530,599	Asustek Computer Inc	4,048,061
177,344	AU Optronics Corp	108,789
1,094,000	Catcher Technology Co Ltd	1,889,972
532,394	Chi Mei Optoelectronics Corp	155,947
7,555,000	China Bills Finance Corp*	920,948
12,672,806	China Development Financial Holding Corp	2,541,604
4,530	China Motor Corp	1,184
512,688	China Steel Corp	342,621
944,628	Chinatrust Financial Holding Co Ltd	321,090
7,000	Chunghwa Picture Tubes Ltd	519
7,010,630	Chunghwa Telecom Co Ltd	11,073,948
6,540	Chunghwa Telecom Co Ltd ADR	102,286
2,474,831	Compal Electronics Inc	1,288,386
5,700	Continental Engineering Corp	1,533
1,874	D-Link Corp	1,097
1,284,420	Delta Electronics Inc	2,503,170
470,965	DFI Inc	441,123
1,845,148	Dimerco Express Taiwan Corp	1,205,402
292,382	Far Eastern Department Stores Ltd	147,905
3,110,685	Far Eastern Textile Co Ltd	2,118,890
2,051,507	Far Eastone Telecommunications Co Ltd	2,399,251
5,411,448	First Financial Holding Co Ltd	2,492,039
1,923,169	Formosa Chemicals & Fibre Co	2,711,576
95,000	Formosa International Hotels Corp	715,970
19,077	Formosa Petrochemical Corp	40,238
1,712,424	Formosa Plastics Corp	2,513,995
4,410,000	Fubon Financial Holding Co Ltd	2,662,546
2,000	Gigabyte Technology Co Ltd	683
45,430	Gloria Material Technology Corp	17,169
541,254	High Tech Computer Corp	5,388,831
1,608,285	Hon Hai Precision Industry Co Ltd	3,131,105
1,000	Hotai Motor Company Ltd	1,460
629,000	Huaku Development Co Ltd	626,287
2,882	Innolux Display Corp	1,662
1,393,960	KGI Securities Co Ltd	390,568
25,594	Kinpo Electronics	4,688
132,000	Largan Precision Co Ltd	826,348
1,378,588	Les Enphants Co Ltd	664,281
2,830,407	Lite-On Technology Corp	2,017,234
766,826	MediaTek Inc	5,145,460
4,477,000	Mega Financial Holdings Co Ltd	1,378,834
5,250	Mercuries & Associates Ltd	1,539
1,079	Micro-Star International Co Ltd	478
1,967,000	Mitac International Corp	687,578
449,990	Motech Industries Inc	879,786
2,379,000	Nan Ya Plastics Corp	2,745,558
308,000	Nan Ya Printed Circuit Board Corp	633,743
1,000	Nien Hsing Textile Co Ltd	237
5,164	Novatek Microelectronics Corp Ltd	4,453
9,109	Oriental Union Chemical	3,970
163,000	Powertech Technology Inc	233,420
17,000	Prodisc Technology Inc*	444

10,800	Qisda Corp	2,024
2,333,709	Quanta Computer Inc	2,531,838
40,365	Richtek Technology Corp	154,950
14,802	Sampo Corp*	1,460
2,521	Shinkong Synthetic Fibers	317
1,549,885	Siliconware Precision Industries Co	1,271,489
2,403	Systex Corp	1,385
4,606,607	Taiwan Cement Corp	3,437,263
255,000	Taiwan Fertilizer Co Ltd	371,822
2,179,539	Taiwan Mobile Co Ltd	3,243,885
11,125,567	Taiwan Semiconductor Manufacturing Co Ltd	13,878,835
9,889	Tsann Kuen Enterprises Co Ltd	3,724
2,409	TXC Corp	1,642
1,451,000	U-Ming Marine Transport Corp	1,601,736
5,250	Uni-President Enterprises Corp	5,063
627,789	Unimicron Technology Corp	282,544
16,000	USI Corp	4,636
9,760	Wan Hai Lines Ltd	4,527
3,717,933	Waterland Financial Holdings	582,322
16,786	Wistron Corp	11,166
2,968,195	Ya Hsin Industrial Co Ltd* (a) (b)	892
14,716	Yang Ming Marine Transport	5,207
3,084	Yieh Phui Enterprise	817
5,898,000	Yuanta Financial Holding Co Ltd	2,262,214
2,000	Yungtay Engineering Co Ltd	790
	Total Taiwan	100,573,572
	TOTAL COMMON STOCKS (COST $155,808,483)	100,573,572

	SHORT-TERM INVESTMENTS — 3.4%

3,573,989	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	3,573,989
	TOTAL SHORT-TERM INVESTMENTS (COST $3,573,989)	3,573,989

	TOTAL INVESTMENTS — 100.3%
	(Cost $159,382,472)	104,147,561

	Other Assets and Liabilities (net) — (0.3)%	(324,125)

	TOTAL NET ASSETS — 100.0%	$103,823,436

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$167,997,593	$691,168	$(64,541,200)	$(63,850,032)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*        Non-income producing security.

(a)      Bankrupt issuer.

(b)      Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 96.77% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$3,676,718	$73,389
Level 2 – Other Significant Observable Inputs	100,469,951	—
Level 3 – Significant Unobservable Inputs	892	—
Total	$104,147,561	$73,389

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$960	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(68)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$892	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.6%

	Australia — 1.7%
116,687	Australia and New Zealand Banking Group Ltd	1,141,613
76,151	Origin Energy Ltd	801,729
100,337	Santos Ltd	999,080
263,478	Stockland (REIT)	773,875
106,375	Suncorp-Metway Ltd	552,667
75,951	TABCORP Holdings Ltd	350,996
301,138	Telstra Corp Ltd	804,308
88,814	Woodside Petroleum Ltd	2,110,115
51,116	Woolworths Ltd	902,851
	Total Australia	8,437,234

	Austria — 0.2%
33,093	OMV AG	838,519

	Belgium — 0.8%
9,356	Colruyt SA	2,019,343
133,416	Dexia	583,992
230,948	Fortis	219,459
12,329	KBC Groep NV	374,890
11,460	Solvay SA	820,489
	Total Belgium	4,018,173

	Canada — 3.0%
82,100	Bank of Montreal	2,523,702
34,400	Bank of Nova Scotia	1,029,607
14,600	Canadian Imperial Bank of Commerce	589,102
25,100	Canadian National Railway Co	915,108
30,564	Canadian Natural Resources	1,285,656
21,800	Canadian Pacific Railway Ltd	717,732
22,800	Magna International Inc Class A	659,359
46,700	National Bank of Canada	1,558,304
45,100	Petro-Canada	1,230,564
32,100	Potash Corp of Saskatchewan Inc	2,082,527
32,900	Royal Bank of Canada	1,149,184
55,700	Sun Life Financial Inc	1,245,838
	Total Canada	14,986,683

	Denmark — 0.6%
34,522	Novo-Nordisk A/S Class B	1,771,990
25,811	Vestas Wind Systems A/S*	1,169,727
	Total Denmark	2,941,717

	Finland — 1.1%
25,430	Fortum Oyj	510,899
167,536	Nokia Oyj	2,372,912
26,552	Rautaruukki Oyj	405,866
104,749	Sampo Oyj Class A	1,949,077
44,186	Tietoenator Oyj	461,434
	Total Finland	5,700,188

	France — 12.0%
29,738	Air France	387,855
24,431	Air Liquide SA	2,082,869
100,535	Arcelor Mittal	2,421,319
76,966	BNP Paribas	4,263,581

3,285	Bongrain SA	184,928
23,689	Cap Gemini SA	763,627
22,990	Casino Guichard-Perrachon SA	1,407,181
18,420	Cie de Saint-Gobain	740,617
35,628	Essilor International SA	1,429,449
1,804	Esso SAF	194,041
85,849	France Telecom SA	2,207,701
123,072	GDF Suez	4,936,929
16,002	GDF Suez	619,862
16,002	GDF Suez VVPR Strip*	203
24,355	Hermes International	3,076,432
10,797	L’Oreal SA	874,709
4,045	NYSE Euronext	96,417
25,445	Peugeot SA	462,749
26,333	Renault SA	582,281
223,548	Sanofi-Aventis	12,353,859
55,121	Societe Generale	2,362,157
4,196	Suez Environnement Company*	70,931
20	Suez SA VVPR Strip*	—
299,063	Total SA	15,706,522
4,609	Unibail-Rodamco (REIT)	619,133
12,344	Vallourec SA	1,317,360
	Total France	59,162,712

	Germany — 6.2%
41,494	Adidas AG	1,289,029
7,220	Allianz SE (Registered)	597,960
25,796	BASF AG	822,331
46,807	Bayerische Motoren Werke AG	1,169,624
8,588	Beiersdorf AG	474,463
16,400	Demag Cranes AG	344,092
11,052	Deutsche Boerse AG	789,137
84,031	Deutsche Post AG (Registered)	1,204,909
125,343	Deutsche Telekom AG (Registered)	1,733,600
61,794	E.ON AG	2,160,595
32,350	Fresenius Medical Care AG & Co	1,408,432
46,659	Gildemeister AG	352,000
36,072	Hannover Rueckversicherungs AG (Registered)	826,013
41,847	Heidelberger Druckmaschinen AG	236,508
55,947	K&S AG	2,505,416
35,099	Kloeckner & Co AG	430,619
17,114	Linde AG	1,248,278
6,081	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	826,071
35,456	Norddeutsche Affinerie AG	1,218,536
11,024	Q-Cells AG*	367,527
10,746	RWE AG	901,857
25,899	Salzgitter AG	1,787,407
145,541	SAP AG	4,961,222
42,599	SGL Carbon AG*	1,105,862
19,803	Solarworld AG	352,614
37,961	Suedzucker AG	478,749
42,313	ThyssenKrupp AG	857,684
	Total Germany	30,450,535

	Greece — 0.3%
66,730	OPAP SA	1,652,083

	Hong Kong — 2.8%
682,000	BOC Hong Kong Holdings Ltd	791,535
781,900	CLP Holdings Ltd	5,565,710

203,100	Esprit Holdings Ltd	963,147
120,700	Hang Seng Bank Ltd	1,549,015
705,000	Hong Kong Electric Holdings Ltd	3,975,036
102,000	Sun Hung Kai Properties Ltd	814,033
	Total Hong Kong	13,658,476

	India — 0.0%
2,400	Bajaj Auto Ltd*	15,413
2,400	Bajaj Financial Service Ltd	4,579
	Total India	19,992

	Ireland — 0.4%
88,321	CRH Plc	1,932,927

	Italy — 3.3%
115,463	Enel SPA	721,913
492,362	ENI SPA	11,171,482
223,415	Mediaset SPA	1,209,221
647,350	Telecom Italia SPA	881,363
1,117,630	Telecom Italia SPA-Di RISP	957,274
218,791	Terna SPA	649,617
259,230	UniCredit SPA	592,492
	Total Italy	16,183,362

	Japan — 27.6%
210	Acom Co Ltd	8,322
107,400	Asahi Breweries	1,879,943
99,000	Asahi Kasei Corp	420,400
64,200	Astellas Pharma Inc	2,628,171
41,500	Bridgestone Corp	697,960
97,500	Canon Inc	2,942,753
18,800	Chubu Electric Power Co Inc	518,145
277,000	Cosmo Oil Co Ltd	687,409
799	CyberAgent Inc	493,066
118,650	Daiei Inc*	542,421
62,441	Daiichi Sankyo Co Ltd	1,280,522
55,100	Eisai Co Ltd	1,873,260
11,900	Electric Power Development Co Ltd	415,352
22,800	FamilyMart Co Ltd	929,812
24,200	Fanuc Ltd	1,494,651
39,600	Fast Retailing Co Ltd	4,540,403
465,000	Fuji Heavy Industries Ltd	1,407,291
267,000	GS Yuasa Corp	1,035,321
170,000	Hanwa Co Ltd	484,604
439,000	Hitachi Ltd	2,040,965
386,100	Honda Motor Co Ltd	8,647,221
68,100	Hosiden Corp	837,107
51,900	Hoya Corp	746,832
212	INPEX Corp	1,358,614
59,600	JFE Holdings Inc	1,450,849
51,000	JGC Corp	592,586
121,000	Kamigumi Co Ltd	943,796
188,000	Kao Corp	5,387,276
216,000	Kawasaki Kisen Kaisha Ltd	870,367
10,900	Keyence Corp	1,812,002
78,000	Kirin Holdings Co Ltd	950,227
29,000	Kyudenko Corp	215,970
34,400	Kyushu Electric Power Co Inc	815,083
18,700	Lawson Inc	936,229
193,000	Marubeni Corp	677,363

712,000	Mazda Motor Corp	1,230,521
123,400	Mitsubishi Corp	1,535,348
400,000	Mitsubishi Heavy Industries Ltd	1,630,928
564,000	Mitsui Mining & Smelting Co Ltd	1,089,782
177,000	Mitsui OSK Lines Ltd	942,661
46,100	Murata Manufacturing Co Ltd	1,591,738
41,000	Nagase & Co	361,097
7,600	Nintendo Co Ltd	2,363,242
26,000	Nippon Corp	176,565
62,000	Nippon Meat Packers Inc	777,776
507,000	Nippon Mining Holdings Inc	1,499,815
412,000	Nippon Oil Corp	1,552,182
133	Nippon Paper Group Inc	443,739
1,309	Nippon Telegraph & Telephone Corp	5,765,588
132,000	Nippon Yakin Koguo Co Ltd	303,839
411,000	Nippon Yusen KK	2,236,829
763,400	Nissan Motor Co	2,572,934
113,000	Nisshinbo Industries Inc	781,038
3,437	NTT Docomo Inc	5,750,378
30,200	Ono Pharmaceutical Co Ltd	1,333,277
16,220	ORIX Corp	1,010,978
635,000	Osaka Gas Co Ltd	2,418,197
180,000	Pacific Metals Co Ltd	788,436
185,000	Panasonic Corp	2,246,904
1,594	Rakuten Inc	873,995
117,400	Ricoh Company Ltd	1,226,220
22,600	Ryohin Keikaku Co Ltd	943,668
7,600	Ryosan Co	163,462
45,900	Sankyo Co Ltd Gunma	2,514,259
161,800	Sega Sammy Holdings Inc	1,563,226
293,700	Seven & I Holdings Co Ltd	8,307,742
78,300	Shin-Etsu Chemical Co Ltd	2,996,384
41,000	Shiseido Co Ltd	763,767
486,800	Sojitz Corp	744,529
79,800	SUMCO Corp	774,257
109,600	Sumitomo Electric Industries Ltd	827,494
712,000	Sumitomo Metal Industries Ltd	1,833,762
63,000	Taisho Pharmaceutical Co Ltd	1,133,569
111,000	Takeda Pharmaceutical Co Ltd	5,387,806
52,900	Terumo Corp	2,450,181
23,900	Tokio Marine Holdings Inc	578,552
39,100	Tokyo Electric Power Co Inc (The)	1,163,722
133,000	Tokyo Gas Co Ltd	600,441
111,900	Tokyo Steel Manufacturing Co	1,045,224
108,000	TonenGeneral Sekiyu KK	1,042,242
15,000	Toyo Suisan Kaisha Ltd	350,614
43,100	Toyota Motor Corp	1,381,835
40,000	Trend Micro Inc	1,167,378
6,700	Unicharm Corp	461,943
160,000	UNY Co Ltd	1,408,610
5,148	Yahoo Japan Corp	1,677,566
	Total Japan	136,348,533

	Netherlands — 2.0%
426,101	Aegon NV	2,023,162
16,246	Boskalis Westminster	464,693
65,369	Heineken NV	1,803,020
411,806	ING Groep NV	3,474,436
55,862	Koninklijke DSM NV	1,294,750

52,954	Reed Elsevier NV	625,888
	Total Netherlands	9,685,949

	New Zealand — 0.1%
406,172	Telecom Corp of New Zealand	554,457

	Norway — 0.4%
15,144	Frontline Ltd	431,686
109,074	StatoilHydro ASA	1,838,677
	Total Norway	2,270,363

	Singapore — 1.6%
94,000	DBS Group Holdings Ltd	588,158
33,500	Fraser & Neave Ltd	63,369
331,000	Oversea-Chinese Banking Corp	1,132,629
693,000	SembCorp Marine Ltd	737,994
186,000	Singapore Exchange Ltd	607,922
1,899,670	Singapore Telecommunications	3,217,356
203,000	United Overseas Bank Ltd	1,782,577
	Total Singapore	8,130,005

	Spain — 1.2%
51,099	Banco Santander SA	419,730
28,659	Inditex SA	962,515
118,005	Repsol YPF SA	2,272,887
113,398	Telefonica SA	2,297,367
	Total Spain	5,952,499

	Sweden — 1.0%
64,400	Hennes & Mauritz AB Class B	2,386,331
99,903	Investor AB Class B	1,416,715
58,100	Svenska Handelsbanken AB Class A	969,875
	Total Sweden	4,772,921

	Switzerland — 10.3%
4,907	Bobst Group AG (Registered)	148,579
38,103	Ciba Holding AG	1,569,510
51,153	Compagnie Financiere Richemont SA Class A	888,335
384,236	Nestle SA (Registered)	13,917,899
460,270	Novartis AG (Registered)	21,480,771
29,035	Roche Holding AG (Non Voting)	4,068,144
109,319	STMicroelectronics NV	721,055
6,641	Swatch Group AG	784,829
13,587	Syngenta AG (Registered)	2,442,837
25,357	Synthes Inc	2,938,554
163,477	UBS AG (Registered)*	2,042,624
	Total Switzerland	51,003,137

	United Kingdom — 21.0%
165,228	3i Group Plc	1,052,804
294,624	AstraZeneca Plc	11,129,701
236,577	BAE Systems Plc	1,297,574
843,298	Barclays Plc	2,240,345
571,692	BG Group Plc	8,173,969
275,317	BP Plc	2,235,578
133,120	British American Tobacco Plc	3,491,281
181,042	British Energy Group Plc	2,091,173
354,551	BT Group Plc	735,145
195,670	Cadbury Plc	1,659,995

162,463	Centrica Plc	594,517
405,010	Compass Group Plc	1,920,356
165,679	Diageo Plc	2,314,403
95,504	Drax Group Plc	901,486
1,983,041	DSG International Plc	359,018
1,324,360	GlaxoSmithKline Plc	22,948,702
1,494,423	HBOS Plc	2,113,563
386,361	Home Retail Group Plc	1,215,256
168,472	HSBC Holdings Plc	1,841,342
64,379	Imperial Tobacco Group Plc	1,610,185
342,414	Lloyds TSB Group Plc	885,668
71,343	Next Plc	1,224,271
51,139	Reckitt Benckiser Group Plc	2,177,925
122,040	Reed Elsevier Plc	1,017,349
72,867	Rio Tinto Plc	1,815,799
2,819,904	Royal Bank of Scotland Group Plc	2,425,328
3,904,482	Royal Bank of Scotland Group Plc (Subscription Shares)*	—
212,792	Royal Dutch Shell Group Class A (Amsterdam)	5,669,683
31,530	Royal Dutch Shell Plc A Shares (London)	848,504
103,721	Royal Dutch Shell Plc B Shares (London)	2,728,509
91,642	Scottish & Southern Energy Plc	1,561,991
68,340	Signet Jewelers Ltd	517,457
157,015	Smith & Nephew Plc	1,176,572
241,841	Tesco Plc	1,104,508
82,844	Travis Perkins Plc	345,780
151,494	Tullow Oil Plc	1,224,532
3,658,672	Vodafone Group Inc	7,189,789
272,647	William Hill Plc	807,212
205,145	Wolseley Plc	967,417
	Total United Kingdom	103,614,687
	TOTAL COMMON STOCKS (COST $646,568,296)	482,315,152

	PREFERRED STOCKS — 0.3%

	Germany — 0.3%
34,099	Volkswagen AG 5.93%	1,385,838
	TOTAL PREFERRED STOCKS (COST $1,273,593)	1,385,838

	RIGHTS AND WARRANTS — 0.0%

	Australia — 0.0%
56,384	Incitec Pivot Ltd Rights, Expires 12/04/08*	5,540

	United Kingdom — 0.0%
1	Centrica Plc Rights, Expires 12/12/08*	1
	TOTAL RIGHTS AND WARRANTS (COST $287,403)	5,541

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

238,545	Bank of Tokyo-Mitsubishi Time Deposit, 0.61%, due 12/01/08	238,545
	TOTAL SHORT-TERM INVESTMENTS (COST $238,545)	238,545

	TOTAL INVESTMENTS — 97.9%
	(Cost $648,367,837)	483,945,076

	Other Assets and Liabilities (net) — 2.1%	10,192,036

	TOTAL NET ASSETS — 100.0%	$494,137,112

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$649,288,861	$22,351,250	$(187,695,035)	$(165,343,785)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
77	E-Mini MSCI EAFE	December 2008	$4,367,440	$(126,257)

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*        Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 88.02% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$48,999,747	$7,303,126
Level 2 – Other Significant Observable Inputs	434,945,329	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$483,945,076	$7,303,126

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(126,257)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(126,257)

**Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 91.2%

	Consumer Discretionary — 5.8%
400	Abercrombie & Fitch Co.-Class A	7,732
200	Advance Auto Parts, Inc.	6,072
100	Apollo Group, Inc.-Class A*	7,684
200	AutoZone, Inc.*	21,844
1,000	Bed Bath & Beyond, Inc.*	20,290
500	Best Buy Co., Inc.	10,355
2,000	CBS Corp.-Class B (Non Voting)	13,320
1,700	Coach, Inc.*	30,430
1,400	Comcast Corp.-Class A	24,276
500	DirecTV Group (The), Inc.*	11,005
500	DISH Network Corp.-Class A*	5,540
100	Dollar Tree, Inc.*	4,236
200	Family Dollar Stores, Inc.	5,556
200	GameStop Corp.-Class A*	4,370
1,000	Gannett Co., Inc.	8,710
900	Gap (The), Inc.	11,718
300	H&R Block, Inc.	5,739
900	Harley-Davidson, Inc.	15,309
200	Hasbro, Inc.	5,360
10,000	Home Depot, Inc.	231,100
100	ITT Educational Services, Inc.*	9,008
200	Johnson Controls, Inc.	3,532
700	Kohl’s Corp.*	22,862
3,700	Liberty Media Corp.-Interactive-Class A*	9,731
4,600	Lowe’s Cos., Inc.	95,036
700	McDonald’s Corp.	41,125
800	News Corp.-Class A	6,320
100	Nike, Inc.-Class B	5,325
3,000	Office Depot, Inc.*	5,910
100	Polo Ralph Lauren Corp.	4,320
300	Ross Stores, Inc.	7,950
2,300	Staples, Inc.	39,928
1,100	Target Corp.	37,136
1,000	TJX Cos. (The), Inc.	22,820
500	Urban Outfitters, Inc.*	9,085
	Total Consumer Discretionary	770,734

	Consumer Staples — 17.3%
6,400	Altria Group, Inc.	102,912
1,000	Archer-Daniels-Midland Co.	27,380
400	Avon Products, Inc.	8,440
100	Campbell Soup Co.	3,205
7,800	Coca-Cola Co. (The)	365,586
1,700	Colgate-Palmolive Co.	110,619
500	Costco Wholesale Corp.	25,735
500	Estee Lauder Cos. (The), Inc.-Class A	13,950
800	General Mills, Inc.	50,536
400	HJ Heinz Co.	15,536
200	Kellogg Co.	8,686
900	Kimberly-Clark Corp.	52,011
5,700	PepsiCo, Inc.	323,190
2,800	Philip Morris International, Inc.	118,048
5,600	Procter & Gamble Co. (The)	360,360
200	Tyson Foods, Inc.-Class A	1,342
400	UST, Inc.	27,500

5,800	Walgreen Co.	143,492
9,800	Wal-Mart Stores, Inc.	547,624
	Total Consumer Staples	2,306,152

	Energy — 18.4%
900	Anadarko Petroleum Corp.	36,945
1,100	Apache Corp.	85,030
200	Baker Hughes, Inc.	6,966
900	BJ Services Co.	10,791
200	Cabot Oil & Gas Corp.	5,994
300	Cameron International Corp.*	6,330
1,700	Chesapeake Energy Corp.	29,206
7,400	Chevron Corp.	584,674
4,574	ConocoPhillips	240,227
400	Denbury Resources, Inc.*	3,812
1,000	Devon Energy Corp.	72,340
100	Diamond Offshore Drilling, Inc.	7,380
100	Encore Acquisition Co.*	2,644
300	ENSCO International, Inc.	9,723
700	EOG Resources, Inc.	59,514
10,000	Exxon Mobil Corp.	801,500
200	FMC Technologies, Inc.*	5,494
100	Forest Oil Corp.*	1,745
1,200	Halliburton Co.	21,120
200	Helmerich & Payne, Inc.	5,072
700	Hess Corp.	37,828
400	Murphy Oil Corp.	17,620
1,000	Nabors Industries Ltd.*	14,500
100	National Oilwell Varco, Inc.*	2,829
200	Noble Corp.	5,358
300	Noble Energy, Inc.	15,684
3,400	Occidental Petroleum Corp.	184,076
600	Patterson-UTI Energy, Inc.	7,494
300	Pioneer Natural Resources Co.	6,024
300	Plains Exploration & Production Co.*	6,945
200	Range Resources Corp.	8,294
200	Smith International, Inc.	5,848
1,100	Southwestern Energy Co.*	37,807
400	Spectra Energy Corp.	6,504
200	Sunoco, Inc.	7,948
100	Superior Energy Services, Inc.*	1,685
289	Transocean, Inc.*	19,328
1,600	Valero Energy Corp.	29,360
900	Weatherford International Ltd.*	11,493
100	Whiting Petroleum Corp.*	3,830
500	XTO Energy, Inc.	19,120
	Total Energy	2,446,082

	Financials — 5.6%
900	Aflac, Inc.	41,670
2,100	Allstate Corp. (The)	53,424
300	Assurant, Inc.	6,531
4,008	Bank of America Corp.	65,130
1,000	BB&T Corp.	29,970
200	BlackRock, Inc.	25,142
100	Capital One Financial Corp.	3,441
300	Charles Schwab Corp. (The)	5,499
2,100	Chubb Corp.	107,856
6,300	Citigroup, Inc.	52,227

300	Comerica, Inc.	6,765
200	First American Corp.	4,804
1,800	Freddie Mac	2,124
100	Goldman Sachs Group (The), Inc.	7,899
500	Hartford Financial Services Group (The), Inc.	4,225
2,000	Hudson City Bancorp, Inc.	33,420
300	JPMorgan Chase & Co.	9,498
300	Leucadia National Corp.	5,865
800	Marsh & McLennan Cos., Inc.	20,400
300	MetLife, Inc.	8,628
200	Moody’s Corp.	4,342
200	Old Republic International Corp.	2,052
200	People’s United Financial, Inc.	3,814
1,700	Progressive Corp. (The)	25,534
200	SEI Investments Co.	3,092
300	State Street Corp.	12,633
200	Torchmark Corp.	7,230
2,400	Travelers Cos. (The), Inc.	104,760
1,500	US Bancorp	40,470
450	W.R. Berkley Corp.	12,793
1,000	Wells Fargo & Co.	28,890
	Total Financials	740,128

	Health Care — 22.5%
1,800	Abbott Laboratories	94,302
800	AmerisourceBergen Corp.	25,080
3,300	Amgen, Inc.*	183,282
100	Bard (C.R.), Inc.	8,203
200	Baxter International, Inc.	10,580
100	Becton, Dickinson & Co.	6,353
700	Biogen Idec, Inc.*	29,617
1,100	Cardinal Health, Inc.	35,772
200	Celgene Corp.*	10,420
100	Covance, Inc.*	3,908
1,400	Coventry Health Care, Inc.*	17,458
200	Covidien Ltd.	7,370
3,500	Eli Lilly & Co.	119,525
1,000	Express Scripts, Inc.*	57,510
3,300	Forest Laboratories, Inc.*	79,794
200	Genentech, Inc.*	15,320
200	Genzyme Corp.*	12,804
4,100	Gilead Sciences, Inc.*	183,639
200	Illumina, Inc.*	4,402
100	Intuitive Surgical, Inc.*	13,253
10,000	Johnson & Johnson	585,800
200	Life Technologies Corp.*	5,220
2,100	McKesson Corp.	73,374
226	Medco Health Solutions, Inc.*	9,492
1,700	Medtronic, Inc.	51,884
3,100	Merck & Co., Inc.	82,832
2,800	PDL BioPharma, Inc.	26,824
100	Perrigo Co.	3,441
31,930	Pfizer, Inc.	524,610
100	Quest Diagnostics, Inc.	4,657
500	Stryker Corp.	19,460
14,721	UnitedHealth Group, Inc.	309,288
300	Varian Medical Systems, Inc.*	12,108
3,000	WellPoint, Inc.*	106,800
4,200	Wyeth	151,242

3,000	Zimmer Holdings, Inc.*	111,960
	Total Health Care	2,997,584

	Industrials — 5.2%
800	3M Co.	53,544
100	AGCO Corp.*	2,462
800	Burlington Northern Santa Fe Corp.	61,288
900	CH Robinson Worldwide, Inc.	45,972
200	Copart, Inc.*	5,334
1,300	CSX Corp.	48,412
600	Danaher Corp.	33,384
700	Deere & Co.	24,367
500	Emerson Electric Co.	17,945
300	Fastenal Co.	11,553
100	Flowserve Corp.	5,033
200	Fluor Corp.	9,108
2,200	General Dynamics Corp.	113,674
200	Jacobs Engineering Group, Inc.*	8,954
300	L-3 Communications Holdings, Inc.	20,151
100	Lockheed Martin Corp.	7,711
900	Norfolk Southern Corp.	44,523
325	Paccar, Inc.	9,058
200	Parker-Hannifin Corp.	8,216
300	Raytheon Co.	14,640
100	Rockwell Collins, Inc.	3,408
100	Ryder System, Inc.	3,591
100	Stericycle, Inc.*	5,730
1,300	Tyco International Ltd.	27,170
1,000	Union Pacific Corp.	50,040
500	United Parcel Service, Inc.-Class B	28,800
600	United Technologies Corp.	29,118
	Total Industrials	693,186

	Information Technology — 13.4%
500	Affiliated Computer Services, Inc.-Class A*	20,225
200	Altera Corp.	2,942
400	Apple, Inc.*	37,068
300	BMC Software, Inc.*	7,488
12,900	Cisco Systems, Inc.*	213,366
200	Citrix Systems, Inc.*	5,332
1,900	Dell, Inc.*	21,223
3,661	eBay, Inc.*	48,069
500	Fiserv, Inc.*	17,070
200	FLIR Systems, Inc.*	6,204
100	Global Payments, Inc.	3,617
310	Google, Inc.-Class A*	90,817
400	Hewlett-Packard Co.	14,112
1,000	International Business Machines Corp.	81,600
300	MasterCard, Inc.-Class A	43,590
24,900	Microsoft Corp.	503,478
13,800	Oracle Corp.*	222,042
11,300	Qualcomm, Inc.	379,341
200	Salesforce.com, Inc.*	5,724
600	Symantec Corp.*	7,218
400	Total System Services, Inc.	5,708
2,800	VeriFone Holdings, Inc.*	11,508
700	Western Digital Corp.*	8,540
2,000	Western Union Co.	26,540

400	Xilinx, Inc.	6,544
	Total Information Technology	1,789,366

	Materials — 1.9%
100	Air Products & Chemicals, Inc.	4,776
1,200	Alcoa, Inc.	12,912
2,100	Barrick Gold Corp.	61,866
14,298	Domtar Corp.*	20,017
1,100	Monsanto Co.	87,120
1,100	Nucor Corp.	39,248
200	Owens-Illinois, Inc.*	4,044
200	Praxair, Inc.	11,810
100	Reliance Steel & Aluminum Co.	2,062
100	Sealed Air Corp.	1,583
300	Sigma-Aldrich Corp.	12,933
	Total Materials	258,371

	Telecommunication Services — 0.8%
1,863	AT&T, Inc.	53,207
1,642	Verizon Communications, Inc.	53,612
	Total Telecommunication Services	106,819

	Utilities — 0.3%
100	Energen Corp.	3,080
200	Exelon Corp.	11,242
400	FirstEnergy Corp.	23,432
100	MDU Resources Group, Inc.	2,033
200	Southern Co.	7,264
	Total Utilities	47,051

	TOTAL COMMON STOCKS (COST $14,002,972)	12,155,473

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 7.9%

	Money Market Funds — 4.9%
650,180	State Street Institutional Treasury Money Market Fund-Institutional Class	650,180

	Other Short-Term Investments — 3.0%
400,492	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	400,492

	TOTAL SHORT-TERM INVESTMENTS (COST $1,050,672)	1,050,672

	TOTAL INVESTMENTS — 99.1%
	(Cost $15,053,644)	13,206,145
	Other Assets and Liabilities (net) — 0.9%	117,489

	TOTAL NET ASSETS — 100.0%	$13,323,634

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$15,405,974	$957,008	$(3,156,837)	$(2,199,829)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
16	S&P 500 E-Mini	December 2008	$716,240	$34,008

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*          Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$12,555,965	$34,008
Level 2 – Other Significant Observable Inputs	650,180	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$13,206,145	$34,008

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Consumer Discretionary — 6.2%
600	Abercrombie & Fitch Co.-Class A	11,598
200	Advance Auto Parts, Inc.	6,072
100	Apollo Group, Inc.-Class A*	7,684
600	AutoNation, Inc.*	5,124
370	AutoZone, Inc.*	40,412
1,700	Bed Bath & Beyond, Inc.*	34,493
700	Best Buy Co., Inc.	14,497
2,800	CBS Corp.-Class B (Non Voting)	18,648
2,700	Coach, Inc.*	48,330
2,300	Comcast Corp.-Class A	39,882
900	DirecTV Group (The), Inc.*	19,809
600	DISH Network Corp.-Class A*	6,648
300	Dollar Tree, Inc.*	12,708
300	Family Dollar Stores, Inc.	8,334
300	GameStop Corp.-Class A*	6,555
1,400	Gannett Co., Inc.	12,194
1,200	Gap (The), Inc.	15,624
500	H&R Block, Inc.	9,565
300	Hasbro, Inc.	8,040
16,600	Home Depot, Inc.	383,626
100	ITT Educational Services, Inc.*	9,008
400	Johnson Controls, Inc.	7,064
1,200	Kohl’s Corp.*	39,192
6,800	Liberty Media Corp.-Interactive-Class A*	17,884
7,700	Lowe’s Cos., Inc.	159,082
1,200	McDonald’s Corp.	70,500
1,300	News Corp.-Class A	10,270
200	Nike, Inc.-Class B	10,650
6,500	Office Depot, Inc.*	12,805
600	Ross Stores, Inc.	15,900
3,800	Staples, Inc.	65,968
1,700	Target Corp.	57,392
1,600	TJX Cos. (The), Inc.	36,512
800	Urban Outfitters, Inc.*	14,536
300	Yum! Brands, Inc.	8,082
	Total Consumer Discretionary	1,244,688

	Consumer Staples — 17.1%
1,500	Archer-Daniels-Midland Co.	41,070
700	Avon Products, Inc.	14,770
300	Campbell Soup Co.	9,615
13,400	Coca-Cola Co. (The)	628,058
2,800	Colgate-Palmolive Co.	182,196
813	Costco Wholesale Corp.	41,845
100	Energizer Holdings, Inc.*	4,342
900	Estee Lauder Cos. (The), Inc.-Class A	25,110
1,300	General Mills, Inc.	82,121
600	HJ Heinz Co.	23,304
500	Kellogg Co.	21,715
1,400	Kimberly-Clark Corp.	80,906
900	Kraft Foods, Inc.	24,489
400	Kroger Co. (The)	11,064
9,500	PepsiCo, Inc.	538,650
9,348	Procter & Gamble Co. (The)	601,544
365	Supervalu, Inc.	4,347

9,300	Walgreen Co.	230,082
15,700	Wal-Mart Stores, Inc.	877,316
	Total Consumer Staples	3,442,544

	Energy — 19.6%
1,400	Anadarko Petroleum Corp.	57,470
1,840	Apache Corp.	142,232
300	Baker Hughes, Inc.	10,449
1,800	BJ Services Co.	21,582
200	Cabot Oil & Gas Corp.	5,994
300	Cameron International Corp.*	6,330
2,800	Chesapeake Energy Corp.	48,104
11,900	Chevron Corp.	940,219
500	Cimarex Energy Co.	14,185
7,551	ConocoPhillips	396,578
500	Denbury Resources, Inc.*	4,765
1,600	Devon Energy Corp.	115,744
80	Diamond Offshore Drilling, Inc.	5,904
500	ENSCO International, Inc.	16,205
1,230	EOG Resources, Inc.	104,575
16,200	Exxon Mobil Corp.	1,298,430
400	FMC Technologies, Inc.*	10,988
1,600	Halliburton Co.	28,160
200	Helmerich & Payne, Inc.	5,072
1,180	Hess Corp.	63,767
698	Murphy Oil Corp.	30,747
1,500	Nabors Industries Ltd.*	21,750
300	Newfield Exploration Co.*	6,774
300	Noble Corp.	8,037
400	Noble Energy, Inc.	20,912
5,600	Occidental Petroleum Corp.	303,184
1,000	Patterson-UTI Energy, Inc.	12,490
600	Pioneer Natural Resources Co.	12,048
200	Plains Exploration & Production Co.*	4,630
200	Range Resources Corp.	8,294
100	Smith International, Inc.	2,924
1,700	Southwestern Energy Co.*	58,429
500	Spectra Energy Corp.	8,130
400	Sunoco, Inc.	15,896
429	Transocean, Inc.*	28,692
2,600	Valero Energy Corp.	47,710
1,300	Weatherford International Ltd.*	16,601
100	Whiting Petroleum Corp.*	3,830
1,000	XTO Energy, Inc.	38,240
	Total Energy	3,946,071

	Financials — 5.7%
1,300	Aflac, Inc.	60,190
3,400	Allstate Corp. (The)	86,496
400	Assurant, Inc.	8,708
6,188	Bank of America Corp.	100,555
1,700	BB&T Corp.	50,949
260	BlackRock, Inc.	32,685
300	Capital One Financial Corp.	10,323
3,500	Chubb Corp.	179,760
7,500	Citigroup, Inc.	62,175
400	Comerica, Inc.	9,020
100	First American Corp.	2,402
1,100	Freddie Mac	1,298

170	Goldman Sachs Group (The), Inc.	13,428
700	Hartford Financial Services Group (The), Inc.	5,915
3,400	Hudson City Bancorp, Inc.	56,814
500	JPMorgan Chase & Co.	15,830
600	Leucadia National Corp.	11,730
1,300	Marsh & McLennan Cos., Inc.	33,150
500	MetLife, Inc.	14,380
400	Moody’s Corp.	8,684
200	Morgan Stanley	2,950
300	NASDAQ OMX Group (The), Inc.*	6,450
100	PNC Financial Services Group, Inc.	5,277
2,900	Progressive Corp. (The)	43,558
400	State Street Corp.	16,844
200	T. Rowe Price Group, Inc.	6,842
300	Torchmark Corp.	10,845
3,800	Travelers Cos. (The), Inc.	165,870
35	Unum Group	521
2,400	US Bancorp	64,752
800	W.R. Berkley Corp.	22,744
1,700	Wells Fargo & Co.	49,113
	Total Financials	1,160,258

	Health Care — 24.4%
3,100	Abbott Laboratories	162,409
1,100	AmerisourceBergen Corp.	34,485
5,400	Amgen, Inc.*	299,916
200	Bard (C.R.), Inc.	16,406
300	Baxter International, Inc.	15,870
200	Becton, Dickinson & Co.	12,706
1,000	Biogen Idec, Inc.*	42,310
300	BioMarin Pharmaceutical, Inc.*	5,109
1,600	Cardinal Health, Inc.	52,032
200	Celgene Corp.*	10,420
200	Covance, Inc.*	7,816
2,300	Coventry Health Care, Inc.*	28,681
200	Covidien Ltd.	7,370
200	Edwards Lifesciences Corp.*	9,954
5,700	Eli Lilly & Co.	194,655
1,500	Express Scripts, Inc.*	86,265
5,300	Forest Laboratories, Inc.*	128,154
400	Genentech, Inc.*	30,640
300	Genzyme Corp.*	19,206
6,700	Gilead Sciences, Inc.*	300,093
500	Illumina, Inc.*	11,005
80	Intuitive Surgical, Inc.*	10,602
15,920	Johnson & Johnson	932,593
1,000	King Pharmaceuticals, Inc.*	9,610
400	Life Technologies Corp.*	10,440
3,400	McKesson Corp.	118,796
300	Medco Health Solutions, Inc.*	12,600
2,900	Medtronic, Inc.	88,508
5,100	Merck & Co., Inc.	136,272
400	Omnicare, Inc.	9,644
200	Patterson Cos., Inc.*	3,764
4,700	PDL BioPharma, Inc.	45,026
300	Perrigo Co.	10,323
50,890	Pfizer, Inc.	836,123
200	Quest Diagnostics, Inc.	9,314
800	Stryker Corp.	31,136

27,167	UnitedHealth Group, Inc.	570,779
400	Varian Medical Systems, Inc.*	16,144
4,900	WellPoint, Inc.*	174,440
6,800	Wyeth	244,868
4,800	Zimmer Holdings, Inc.*	179,136
	Total Health Care	4,925,620

	Industrials — 5.4%
1,300	3M Co.	87,009
1,340	Burlington Northern Santa Fe Corp.	102,657
1,400	CH Robinson Worldwide, Inc.	71,512
300	Copart, Inc.*	8,001
1,700	CSX Corp.	63,308
1,000	Danaher Corp.	55,640
1,000	Deere & Co.	34,810
700	Emerson Electric Co.	25,123
300	Fastenal Co.	11,553
200	Flowserve Corp.	10,066
400	Fluor Corp.	18,216
3,500	General Dynamics Corp.	180,845
200	Jacobs Engineering Group, Inc.*	8,954
400	JB Hunt Transport Services, Inc.	10,724
200	Joy Global, Inc.	4,658
500	L-3 Communications Holdings, Inc.	33,585
120	Lockheed Martin Corp.	9,253
200	Manpower, Inc.	6,296
600	Masco Corp.	5,748
1,000	Norfolk Southern Corp.	49,470
550	Paccar, Inc.	15,329
400	Parker-Hannifin Corp.	16,432
400	Raytheon Co.	19,520
300	Rockwell Collins, Inc.	10,224
200	Ryder System, Inc.	7,182
900	Southwest Airlines Co.	7,785
100	SPX Corp.	3,732
100	Stericycle, Inc.*	5,730
2,200	Tyco International Ltd.	45,980
1,100	Union Pacific Corp.	55,044
800	United Parcel Service, Inc.-Class B	46,080
1,100	United Technologies Corp.	53,383
	Total Industrials	1,083,849

	Information Technology — 14.6%
200	Activision Blizzard, Inc.*	2,340
600	Affiliated Computer Services, Inc.-Class A*	24,270
600	Altera Corp.	8,826
200	Amphenol Corp.-Class A	4,644
610	Apple, Inc.*	56,529
300	BMC Software, Inc.*	7,488
21,700	Cisco Systems, Inc.*	358,918
200	Citrix Systems, Inc.*	5,332
2,900	Dell, Inc.*	32,393
6,000	eBay, Inc.*	78,780
907	Fiserv, Inc.*	30,965
400	FLIR Systems, Inc.*	12,408
590	Google, Inc.-Class A*	172,846
800	Hewlett-Packard Co.	28,224
1,590	International Business Machines Corp.	129,744
410	MasterCard, Inc.-Class A	59,573

40,700	Microsoft Corp.	822,954
23,600	Oracle Corp.*	379,724
18,332	Qualcomm, Inc.	615,405
200	Salesforce.com, Inc.*	5,724
600	Symantec Corp.*	7,218
700	Total System Services, Inc.	9,989
6,600	VeriFone Holdings, Inc.*	27,126
1,000	Western Digital Corp.*	12,200
3,200	Western Union Co.	42,464
500	Xilinx, Inc.	8,180
	Total Information Technology	2,944,264

	Materials — 2.2%
200	Air Products & Chemicals, Inc.	9,552
2,000	Alcoa, Inc.	21,520
3,300	Barrick Gold Corp.	97,218
22,900	Domtar Corp.*	32,060
400	Dow Chemical Co. (The)	7,420
200	Ecolab, Inc.	7,678
200	FMC Corp.	8,740
1,820	Monsanto Co.	144,144
1,900	Nucor Corp.	67,792
400	Owens-Illinois, Inc.*	8,088
301	Praxair, Inc.	17,774
200	Reliance Steel & Aluminum Co.	4,124
400	Sigma-Aldrich Corp.	17,244
	Total Materials	443,354

	Telecommunication Services — 0.9%
3,539	AT&T, Inc.	101,074
2,684	Verizon Communications, Inc.	87,633
	Total Telecommunication Services	188,707

	Utilities — 0.3%
200	Exelon Corp.	11,242
600	FirstEnergy Corp.	35,148
300	Southern Co.	10,896
	Total Utilities	57,286

	TOTAL COMMON STOCKS (COST $26,160,808)	19,436,641

	SHORT-TERM INVESTMENTS — 3.2%

	Money Market Funds — 3.2%
648,183	State Street Institutional Treasury Money Market Fund-Institutional Class	648,183

	TOTAL SHORT-TERM INVESTMENTS (COST $648,183)	648,183

	TOTAL INVESTMENTS — 99.6% (Cost $26,808,991)	20,084,824
	Other Assets and Liabilities (net) — 0.4%	78,237

	TOTAL NET ASSETS — 100.0%	$20,163,061

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$27,919,409	$141,149	$(7,975,734)	$(7,834,585)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
10	S&P 500 E-Mini	December 2008	$447,650	$(124,532)

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$19,436,641	$—
Level 2 – Other Significant Observable Inputs	648,183	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$20,084,824	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$(124,532)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(124,532)

*Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%

	Consumer Discretionary — 6.0%
48,300	Abercrombie & Fitch Co.-Class A	933,639
22,000	Advance Auto Parts, Inc.	667,920
40,900	American Eagle Outfitters, Inc.	392,640
11,700	Apollo Group, Inc.-Class A*	899,028
65,800	AutoNation, Inc.*	561,932
30,860	AutoZone, Inc.*	3,370,529
153,900	Bed Bath & Beyond, Inc.*	3,122,631
74,000	Best Buy Co., Inc.	1,532,540
281,500	CBS Corp.-Class B (Non Voting)	1,874,790
240,600	Coach, Inc.*	4,306,740
212,000	Comcast Corp.-Class A	3,676,080
75,600	DirecTV Group (The), Inc.*	1,663,956
76,600	DISH Network Corp.-Class A*	848,728
15,200	Dollar Tree, Inc.*	643,872
28,800	Family Dollar Stores, Inc.	800,064
32,000	GameStop Corp.-Class A*	699,200
139,600	Gannett Co., Inc.	1,215,916
131,900	Gap (The), Inc.	1,717,338
46,300	H&R Block, Inc.	885,719
33,100	Hasbro, Inc.	887,080
1,504,004	Home Depot, Inc.	34,757,533
35,700	Interpublic Group of Cos., Inc.*	146,013
5,000	ITT Educational Services, Inc.*	450,400
25,400	Johnson Controls, Inc.	448,564
101,100	Kohl’s Corp.*	3,301,926
23,400	Leggett & Platt, Inc.	341,640
550,000	Liberty Media Corp.-Interactive-Class A*	1,446,500
16,300	Limited Brands, Inc.	151,753
689,800	Lowe’s Cos., Inc.	14,251,268
95,500	McDonald’s Corp.	5,610,625
7,300	McGraw-Hill Cos. (The), Inc.	182,500
4,200	Mohawk Industries, Inc.*	129,108
130,500	News Corp.-Class A	1,030,950
18,900	Nike, Inc.-Class B	1,006,425
385	NVR, Inc.*	167,186
387,500	Office Depot, Inc.*	763,375
8,200	Polo Ralph Lauren Corp.	354,240
43,700	Ross Stores, Inc.	1,158,050
3,500	Sears Holdings Corp.*	126,875
340,400	Staples, Inc.	5,909,344
160,200	Target Corp.	5,408,352
9,600	Time Warner Cable, Inc.-Class A*	194,880
142,400	TJX Cos. (The), Inc.	3,249,568
77,000	Urban Outfitters, Inc.*	1,399,090
16,500	Yum! Brands, Inc.	444,510
	Total Consumer Discretionary	113,131,017

	Consumer Staples — 18.5%
939,100	Altria Group, Inc.	15,100,728
152,000	Archer-Daniels-Midland Co.	4,161,760
65,900	Avon Products, Inc.	1,390,490
18,300	Campbell Soup Co.	586,515
4,700	Church & Dwight Co., Inc.	279,368
3,100	Clorox Co.	183,396
1,186,300	Coca-Cola Co. (The)	55,601,881

255,200	Colgate-Palmolive Co.	16,605,864
77,600	Costco Wholesale Corp.	3,994,072
9,200	Energizer Holdings, Inc.*	399,464
71,600	Estee Lauder Cos. (The), Inc.-Class A	1,997,640
121,600	General Mills, Inc.	7,681,472
5,100	Hershey Co. (The)	183,600
59,300	HJ Heinz Co.	2,303,212
8,100	Hormel Foods Corp.	215,136
28,500	Kellogg Co.	1,237,755
133,800	Kimberly-Clark Corp.	7,732,302
22,500	Kroger Co. (The)	622,350
13,900	McCormick & Co., Inc. (Non Voting)	413,803
854,200	PepsiCo, Inc.	48,433,140
417,800	Philip Morris International, Inc.	17,614,448
845,000	Procter & Gamble Co. (The)	54,375,750
27,025	Supervalu, Inc.	321,868
18,400	Tyson Foods, Inc.-Class A	123,464
56,400	UST, Inc.	3,877,500
857,900	Walgreen Co.	21,224,446
1,471,500	Wal-Mart Stores, Inc.	82,227,420
	Total Consumer Staples	348,888,844

	Energy — 19.4%
138,200	Anadarko Petroleum Corp.	5,673,110
165,250	Apache Corp.	12,773,825
27,200	Baker Hughes, Inc.	947,376
123,100	BJ Services Co.	1,475,969
29,500	Cabot Oil & Gas Corp.	884,115
19,800	Cameron International Corp.*	417,780
247,700	Chesapeake Energy Corp.	4,255,486
1,116,100	Chevron Corp.	88,183,061
32,900	Cimarex Energy Co.	933,373
4,300	Comstock Resources, Inc.*	180,299
694,968	ConocoPhillips	36,499,719
48,000	Denbury Resources, Inc.*	457,440
147,900	Devon Energy Corp.	10,699,086
11,890	Diamond Offshore Drilling, Inc.	877,482
33,800	ENSCO International, Inc.	1,095,458
108,810	EOG Resources, Inc.	9,251,026
29,700	EXCO Resources, Inc.*	227,799
1,511,200	Exxon Mobil Corp.	121,122,680
28,000	FMC Technologies, Inc.*	769,160
15,700	Forest Oil Corp.*	273,965
160,500	Halliburton Co.	2,824,800
31,400	Helmerich & Payne, Inc.	796,304
110,910	Hess Corp.	5,993,577
62,100	Murphy Oil Corp.	2,735,505
141,500	Nabors Industries Ltd.*	2,051,750
3,800	National Oilwell Varco, Inc.*	107,502
14,700	Newfield Exploration Co.*	331,926
33,500	Noble Corp.	897,465
40,400	Noble Energy, Inc.	2,112,112
514,000	Occidental Petroleum Corp.	27,827,960
72,400	Patterson-UTI Energy, Inc.	904,276
40,300	Pioneer Natural Resources Co.	809,224
31,100	Plains Exploration & Production Co.*	719,965
24,600	Range Resources Corp.	1,020,162
9,200	Smith International, Inc.	269,008
156,100	Southwestern Energy Co.*	5,365,157

54,900	Spectra Energy Corp.	892,674
7,500	St. Mary Land & Exploration Co.	150,825
25,600	Sunoco, Inc.	1,017,344
9,500	Superior Energy Services, Inc.*	160,075
39,489	Transocean, Inc.*	2,641,024
231,000	Valero Energy Corp.	4,238,850
127,400	Weatherford International Ltd.*	1,626,898
15,600	Whiting Petroleum Corp.*	597,480
81,600	XTO Energy, Inc.	3,120,384
	Total Energy	366,210,456

	Financials — 5.6%
124,500	Aflac, Inc.	5,764,350
315,000	Allstate Corp. (The)	8,013,600
34,500	Assurant, Inc.	751,065
577,877	Bank of America Corp.	9,390,501
142,100	BB&T Corp.	4,258,737
26,770	BlackRock, Inc.	3,365,257
16,700	Capital One Financial Corp.	574,647
36,700	Charles Schwab Corp. (The)	672,711
318,400	Chubb Corp.	16,353,024
695,700	Citigroup, Inc.	5,767,353
34,200	Comerica, Inc.	771,210
21,300	First American Corp.	511,626
103,800	Freddie Mac	122,484
10,590	Goldman Sachs Group (The), Inc.	836,504
60,700	Hartford Financial Services Group (The), Inc.	512,915
297,800	Hudson City Bancorp, Inc.	4,976,238
42,400	JPMorgan Chase & Co.	1,342,384
46,300	Leucadia National Corp.	905,165
117,800	Marsh & McLennan Cos., Inc.	3,003,900
39,200	MetLife, Inc.	1,127,392
29,900	Moody’s Corp.	649,129
21,800	Morgan Stanley	321,550
16,900	NASDAQ OMX Group (The), Inc.*	363,350
23,700	Old Republic International Corp.	243,162
14,000	People’s United Financial, Inc.	266,980
6,200	PNC Financial Services Group, Inc.	327,174
260,400	Progressive Corp. (The)	3,911,208
19,600	SEI Investments Co.	303,016
34,000	State Street Corp.	1,431,740
12,400	T. Rowe Price Group, Inc.	424,204
23,900	Torchmark Corp.	863,985
356,700	Travelers Cos. (The), Inc.	15,569,955
15,300	Unum Group	227,970
230,000	US Bancorp	6,205,400
58,550	W.R. Berkley Corp.	1,664,577
151,000	Wells Fargo & Co.	4,362,390
	Total Financials	106,156,853

	Health Care — 24.2%
265,700	Abbott Laboratories	13,920,023
115,300	AmerisourceBergen Corp.	3,614,655
490,100	Amgen, Inc.*	27,220,154
9,500	Applied Biosystems, Inc.	266,000
20,500	Bard (C.R.), Inc.	1,681,615
30,600	Baxter International, Inc.	1,618,740
22,900	Becton, Dickinson & Co.	1,454,837
98,500	Biogen Idec, Inc.*	4,167,535

19,000	BioMarin Pharmaceutical, Inc.*	323,570
46,100	Boston Scientific Corp.*	284,437
153,700	Cardinal Health, Inc.	4,998,324
24,600	Celgene Corp.*	1,281,660
2,500	Cephalon, Inc.*	183,700
18,500	Covance, Inc.*	722,980
209,000	Coventry Health Care, Inc.*	2,606,230
24,500	Covidien Ltd.	902,825
5,100	Edwards Lifesciences Corp.*	253,827
512,700	Eli Lilly & Co.	17,508,705
148,100	Express Scripts, Inc.*	8,517,231
491,100	Forest Laboratories, Inc.*	11,874,798
35,900	Genentech, Inc.*	2,749,940
25,900	Genzyme Corp.*	1,658,118
615,900	Gilead Sciences, Inc.*	27,586,161
5,800	Humana, Inc.*	175,334
31,300	Illumina, Inc.*	688,913
7,180	Intuitive Surgical, Inc.*	951,565
1,502,000	Johnson & Johnson	87,987,160
39,300	King Pharmaceuticals, Inc.*	377,673
24,100	Life Technologies Corp.*	629,010
310,600	McKesson Corp.	10,852,364
30,800	Medco Health Solutions, Inc.*	1,293,600
252,500	Medtronic, Inc.	7,706,300
451,200	Merck & Co., Inc.	12,056,064
24,500	Mylan, Inc.*	230,545
9,500	Omnicare, Inc.	229,045
21,100	Patterson Cos., Inc.*	397,102
421,700	PDL BioPharma, Inc.	4,039,886
20,600	Perrigo Co.	708,846
4,727,380	Pfizer, Inc.	77,670,853
12,700	Quest Diagnostics, Inc.	591,439
76,500	Stryker Corp.	2,977,380
2,500,272	UnitedHealth Group, Inc.	52,530,715
45,600	Varian Medical Systems, Inc.*	1,840,416
452,500	WellPoint, Inc.*	16,109,000
632,100	Wyeth	22,761,921
452,400	Zimmer Holdings, Inc.*	16,883,568
	Total Health Care	455,084,764

	Industrials — 5.4%
121,000	3M Co.	8,098,530
6,300	AGCO Corp.*	155,106
124,460	Burlington Northern Santa Fe Corp.	9,534,881
139,800	CH Robinson Worldwide, Inc.	7,140,984
30,700	Copart, Inc.*	818,769
171,600	CSX Corp.	6,390,384
89,600	Danaher Corp.	4,985,344
103,900	Deere & Co.	3,616,759
7,000	Dover Corp.	208,810
69,500	Emerson Electric Co.	2,494,355
36,300	Fastenal Co.	1,397,913
17,350	Flowserve Corp.	873,225
34,200	Fluor Corp.	1,557,468
4,300	FTI Consulting, Inc.*	235,812
322,500	General Dynamics Corp.	16,663,575
27,300	Jacobs Engineering Group, Inc.*	1,222,221
14,900	JB Hunt Transport Services, Inc.	399,469
14,900	Joy Global, Inc.	347,021

12,600	Kansas City Southern*	276,192
46,400	L-3 Communications Holdings, Inc.	3,116,688
9,700	Lockheed Martin Corp.	747,967
12,000	Manpower, Inc.	377,760
45,800	Masco Corp.	438,764
98,000	Norfolk Southern Corp.	4,848,060
41,300	Paccar, Inc.	1,151,031
31,000	Parker-Hannifin Corp.	1,273,480
39,400	Raytheon Co.	1,922,720
10,000	Robert Half International, Inc.	208,900
17,400	Rockwell Collins, Inc.	592,992
19,900	Ryder System, Inc.	714,609
42,100	Southwest Airlines Co.	364,165
10,730	SPX Corp.	400,444
9,400	Stericycle, Inc.*	538,620
200,100	Tyco International Ltd.	4,182,090
113,400	Union Pacific Corp.	5,674,536
69,700	United Parcel Service, Inc.-Class B	4,014,720
92,600	United Technologies Corp.	4,493,878
6,200	Waste Management, Inc.	181,040
	Total Industrials	101,659,282

	Information Technology — 14.3%
37,800	Activision Blizzard, Inc.*	442,260
68,700	Affiliated Computer Services, Inc.-Class A*	2,778,915
25,200	Altera Corp.	370,692
12,800	Amphenol Corp.-Class A	297,216
56,710	Apple, Inc.*	5,255,315
35,600	BMC Software, Inc.*	888,576
1,932,000	Cisco Systems, Inc.*	31,955,280
31,200	Citrix Systems, Inc.*	831,792
280,500	Dell, Inc.*	3,133,185
539,500	eBay, Inc.*	7,083,635
77,400	Fiserv, Inc.*	2,642,436
27,800	FLIR Systems, Inc.*	862,356
4,600	Global Payments, Inc.	166,382
51,930	Google, Inc.-Class A*	15,213,413
8,100	Hewitt Associates Inc.-Class A*	231,498
60,000	Hewlett-Packard Co.	2,116,800
143,120	International Business Machines Corp.	11,678,592
11,500	Intuit, Inc.*	254,840
14,000	Lexmark International, Inc.*	366,520
95,900	LSI Corp.*	257,012
37,380	MasterCard, Inc.-Class A	5,431,314
3,740,600	Microsoft Corp.	75,634,932
10,500	NCR Corp.*	159,390
41,100	NetApp, Inc.*	554,850
2,078,400	Oracle Corp.*	33,441,456
1,687,200	Qualcomm, Inc.	56,639,304
14,400	Red Hat, Inc.*	133,200
20,200	Salesforce.com, Inc.*	578,124
75,900	Symantec Corp.*	913,077
39,500	Total System Services, Inc.	563,665
612,500	VeriFone Holdings, Inc.*	2,517,375
99,600	Western Digital Corp.*	1,215,120
295,500	Western Union Co.	3,921,285
49,200	Xilinx, Inc.	804,912
	Total Information Technology	269,334,719

	Materials — 2.2%
16,700	Air Products & Chemicals, Inc.	797,592
186,900	Alcoa, Inc.	2,011,044
304,700	Barrick Gold Corp.	8,976,462
12,100	Crown Holdings, Inc.*	194,205
2,452,574	Domtar Corp.*	3,433,604
36,300	Dow Chemical Co. (The)	673,365
12,500	Ecolab, Inc.	479,875
12,300	FMC Corp.	537,510
6,900	Freeport-McMoRan Copper & Gold, Inc.	165,531
168,710	Monsanto Co.	13,361,832
163,100	Nucor Corp.	5,819,408
32,900	Owens-Illinois, Inc.*	665,238
23,400	Praxair, Inc.	1,381,770
13,600	Reliance Steel & Aluminum Co.	280,432
11,300	Sealed Air Corp.	178,879
41,100	Sigma-Aldrich Corp.	1,771,821
3,500	Vulcan Materials Co.	209,930
	Total Materials	40,938,498

	Telecommunication Services — 0.9%
284,867	AT&T, Inc.	8,135,802
7,800	Crown Castle International Corp.*	109,746
239,022	Verizon Communications, Inc.	7,804,068
	Total Telecommunication Services	16,049,616

	Utilities — 0.4%
6,300	Dominion Resources, Inc./Virginia	231,966
5,500	Energen Corp.	169,400
22,400	Exelon Corp.	1,259,104
54,200	FirstEnergy Corp.	3,175,036
9,500	MDU Resources Group, Inc.	193,135
6,500	National Fuel Gas Co.	211,445
29,300	Southern Co.	1,064,176
41,500	TECO Energy, Inc.	539,500
	Total Utilities	6,843,762

	TOTAL COMMON STOCKS (COST $2,478,794,935)	1,824,297,811

	SHORT-TERM INVESTMENTS — 2.6%

	Money Market Funds — 2.6%
49,237,531	State Street Institutional Treasury Money Market Fund-Institutional Class	49,237,531

	TOTAL SHORT-TERM INVESTMENTS (COST $49,237,531)	49,237,531

	TOTAL INVESTMENTS — 99.5% (Cost $2,528,032,466)	1,873,535,342
	Other Assets and Liabilities (net) — 0.5%	10,116,702

	TOTAL NET ASSETS— 100.0%	$1,883,652,044

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,638,432,015	$18,592,293	$(783,488,966)	$(764,896,673)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
755	S&P 500 E-Mini	December 2008	$33,797,575	$(945,269)

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*                               Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,824,297,811	$—
Level 2 – Other Significant Observable Inputs	49,237,531	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,873,535,342	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$(945,269)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(945,269)

*Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares/ Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
4,070,403	GMO U.S. Core Equity Fund, Class VI	36,145,176
2,560,428	GMO U.S. Quality Equity Fund, Class VI	41,991,027
74,635	GMO U.S. Small/Mid Cap Growth Fund, Class III	649,327
143,378	GMO U.S. Small/Mid Cap Value Fund, Class III	765,638
	TOTAL MUTUAL FUNDS (COST $108,813,374)	79,551,168

	SHORT-TERM INVESTMENTS — 0.0%

18,900	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	18,900
	TOTAL SHORT-TERM INVESTMENTS (COST $18,900)	18,900

	TOTAL INVESTMENTS — 100.0% (Cost $108,832,274)	79,570,068

	Other Assets and Liabilities (net) — (0.0)%	(22,448)

	TOTAL NET ASSETS — 100.0%	$79,547,620

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$112,573,199	$—	$(33,003,131)	$(33,003,131)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Core Equity Fund, Class VI	$56,188,236	$16,585,372	$23,379,661	$585,372	$—	$36,145,176
GMO U.S. Quality Equity Fund, Class VI	36,390,514	26,086,197	9,790,489	618,852	225,985	41,991,027
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,229,704	1,600	200,000	1,600	—	649,327
GMO U.S. Small/Mid Cap Value Fund, Class III	1,256,760	10,840	200,000	10,840	—	765,638
Totals	$95,065,214	$42,684,009	$33,570,150	$1,216,664	$225,985	$79,551,168

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$79,570,068	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$79,570,068	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Consumer Discretionary — 6.9%
1,300	Abercrombie & Fitch Co.-Class A	25,129
1,600	Advance Auto Parts, Inc.	48,576
800	Aeropostale, Inc.*	12,096
1,100	American Eagle Outfitters, Inc.	10,560
400	Apollo Group, Inc.-Class A*	30,736
1,300	AutoNation, Inc.*	11,102
470	AutoZone, Inc.*	51,333
4,000	Bed Bath & Beyond, Inc.*	81,160
2,400	Best Buy Co., Inc.	49,704
800	Big Lots, Inc.*	14,016
200	Black & Decker Corp.	8,488
700	Cablevision Systems Corp.-Class A	10,262
700	Career Education Corp.*	12,936
3,500	Coach, Inc.*	62,650
5,700	Comcast Corp.-Class A	98,838
2,500	DirecTV Group (The), Inc.*	55,025
700	Dollar Tree, Inc.*	29,652
400	DreamWorks Animation SKG, Inc.-Class A*	9,240
800	Family Dollar Stores, Inc.	22,224
800	GameStop Corp.-Class A*	17,480
3,200	Gap (The), Inc.	41,664
1,100	H&R Block, Inc.	21,043
1,000	Harley-Davidson, Inc.	17,010
1,700	Hasbro, Inc.	45,560
15,000	Home Depot, Inc.	346,650
1,200	International Game Technology	12,852
2,300	Interpublic Group of Cos., Inc.*	9,407
300	ITT Educational Services, Inc.*	27,024
1,200	Johnson Controls, Inc.	21,192
3,000	Kohl’s Corp.*	97,980
700	Leggett & Platt, Inc.	10,220
800	Limited Brands, Inc.	7,448
700	LKQ Corp.*	7,294
12,568	Lowe’s Cos., Inc.	259,655
4,200	McDonald’s Corp.	246,750
600	McGraw-Hill Cos. (The), Inc.	15,000
300	Mohawk Industries, Inc.*	9,222
1,000	NetFlix, Inc.*	22,980
2,000	Nike, Inc.-Class B	106,500
1,100	O’Reilly Automotive, Inc.*	28,677
900	Omnicom Group, Inc.	25,461
500	Panera Bread Co.-Class A*	22,220
600	PetSmart, Inc.	10,530
500	Polo Ralph Lauren Corp.	21,600
2,100	Ross Stores, Inc.	55,650
200	Sherwin-Williams Co. (The)	11,786
500	Snap-On, Inc.	18,025
9,000	Staples, Inc.	156,240
1,700	Starbucks Corp.*	15,181
60	Strayer Education, Inc.	14,377
5,700	Target Corp.	192,432
900	Thor Industries, Inc.	14,076
600	Time Warner Cable, Inc.-Class A*	12,180
3,460	TJX Cos. (The), Inc.	78,957
200	Toll Brothers, Inc.*	3,986

3,100	Urban Outfitters, Inc.*	56,327
1,000	Yum! Brands, Inc.	26,940
	Total Consumer Discretionary	2,751,303

	Consumer Staples — 21.7%
20,884	Altria Group, Inc.	335,815
2,800	Archer-Daniels-Midland Co.	76,664
1,900	Avon Products, Inc.	40,090
600	Campbell Soup Co.	19,230
200	Church & Dwight Co., Inc.	11,888
100	Clorox Co.	5,916
22,600	Coca-Cola Co. (The)	1,059,262
7,100	Colgate-Palmolive Co.	461,997
2,400	Costco Wholesale Corp.	123,528
2,200	CVS Caremark Corp.	63,646
300	Energizer Holdings, Inc.*	13,026
1,100	Estee Lauder Cos. (The), Inc.-Class A	30,690
700	Flowers Foods, Inc.	18,746
3,100	General Mills, Inc.	195,827
1,600	HJ Heinz Co.	62,144
900	Kellogg Co.	39,087
3,200	Kimberly-Clark Corp.	184,928
2,344	Kraft Foods, Inc.	63,780
1,900	Kroger Co. (The)	52,554
200	McCormick & Co., Inc. (Non Voting)	5,954
500	NBTY, Inc.*	7,285
15,600	PepsiCo, Inc.	884,520
11,184	Philip Morris International, Inc.	471,517
23,300	Procter & Gamble Co. (The)	1,499,355
400	Supervalu, Inc.	4,764
1,700	Sysco Corp.	39,865
500	UST, Inc.	34,375
15,600	Walgreen Co.	385,944
44,900	Wal-Mart Stores, Inc.	2,509,012
	Total Consumer Staples	8,701,409

	Energy — 14.9%
800	Anadarko Petroleum Corp.	32,840
2,460	Apache Corp.	190,158
1,000	Arch Coal, Inc.	15,380
800	Baker Hughes, Inc.	27,864
3,400	BJ Services Co.	40,766
1,200	Cabot Oil & Gas Corp.	35,964
4,100	Chesapeake Energy Corp.	70,438
11,900	Chevron Corp.	940,219
200	Cimarex Energy Co.	5,674
700	CNX Gas Corp.*	21,749
800	Complete Production Services, Inc.*	6,552
600	Comstock Resources, Inc.*	25,158
4,329	ConocoPhillips	227,359
1,900	Denbury Resources, Inc.*	18,107
1,200	Devon Energy Corp.	86,808
500	Encore Acquisition Co.*	13,220
1,200	ENSCO International, Inc.	38,892
3,320	EOG Resources, Inc.	282,267
1,300	EXCO Resources, Inc.*	9,971
30,100	Exxon Mobil Corp.	2,412,515
500	Foundation Coal Holdings, Inc.	7,135
400	Frontline Ltd.	11,816

3,900	Halliburton Co.	68,640
800	Helmerich & Payne, Inc.	20,288
3,260	Hess Corp.	176,170
200	IHS, Inc.-Class A*	7,258
400	Mariner Energy, Inc.*	4,396
400	McMoRan Exploration Co.*	4,500
1,000	Murphy Oil Corp.	44,050
3,900	Nabors Industries Ltd.*	56,550
300	Newfield Exploration Co.*	6,774
800	Noble Corp.	21,432
800	Noble Energy, Inc.	41,824
4,400	Occidental Petroleum Corp.	238,216
2,500	Patterson-UTI Energy, Inc.	31,225
700	Peabody Energy Corp.	16,401
200	Penn Virginia Corp.	6,006
500	Petrohawk Energy Corp.*	8,735
800	Pioneer Natural Resources Co.	16,064
1,000	Plains Exploration & Production Co.*	23,150
1,200	Quicksilver Resources, Inc.*	7,476
1,000	Range Resources Corp.	41,470
4,700	Southwestern Energy Co.*	161,539
200	St. Mary Land & Exploration Co.	4,022
800	Sunoco, Inc.	31,792
500	Superior Energy Services, Inc.*	8,425
300	Tidewater, Inc.	11,844
1,353	Transocean, Inc.*	90,489
600	Unit Corp.*	17,208
4,500	Valero Energy Corp.	82,575
1,400	W&T Offshore, Inc.	19,600
3,500	Weatherford International Ltd.*	44,695
500	Whiting Petroleum Corp.*	19,150
2,700	XTO Energy, Inc.	103,248
	Total Energy	5,956,064

	Financials — 3.8%
3,600	Aflac, Inc.	166,680
1,200	Annaly Capital Management, Inc.	17,244
400	Apartment Investment & Management Co.-Class A REIT	4,588
100	Arch Capital Group Ltd.*	6,779
700	Assurant, Inc.	15,239
2,200	Bank of America Corp.	35,750
570	BlackRock, Inc.	71,655
100	Boston Properties, Inc. REIT	5,340
700	Brown & Brown, Inc.	13,930
300	Capital One Financial Corp.	10,323
300	Capitol Federal Financial	12,831
900	Chubb Corp.	46,224
7,500	Citigroup, Inc.	62,175
400	Digital Realty Trust, Inc.	10,944
500	Equity Residential REIT	15,215
90	Essex Property Trust, Inc. REIT	7,782
100	Everest Re Group Ltd.	7,846
1,170	Goldman Sachs Group (The), Inc.	92,418
600	HCC Insurance Holdings, Inc.	13,986
300	HCP, Inc. REIT	6,201
200	Health Care REIT, Inc.	7,600
6,300	Hudson City Bancorp, Inc.	105,273
500	International Bancshares Corp.	11,750
200	Investment Technology Group, Inc.*	3,346

800	JPMorgan Chase & Co.	25,328
900	Marsh & McLennan Cos., Inc.	22,950
600	MBIA, Inc.*	3,510
2,100	Merrill Lynch & Co., Inc.	27,762
1,200	MetLife, Inc.	34,512
900	Moody’s Corp.	19,539
1,800	Morgan Stanley	26,550
900	NASDAQ OMX Group (The), Inc.*	19,350
700	People’s United Financial, Inc.	13,349
800	Philadelphia Consolidated Holding Corp.*	49,160
400	Prudential Financial, Inc.	8,680
400	Public Storage	27,956
1,100	SEI Investments Co.	17,006
400	Simon Property Group, Inc. REIT	19,000
1,100	SLM Corp.*	10,131
700	St. Joe Co. (The)*	18,487
700	State Street Corp.	29,477
200	SVB Financial Group*	8,010
900	T. Rowe Price Group, Inc.	30,789
4,500	Travelers Cos. (The), Inc.	196,425
300	UMB Financial Corp.	14,343
1,500	US Bancorp	40,470
400	Ventas, Inc. REIT	9,192
1,300	W.R. Berkley Corp.	36,959
300	Waddell and Reed Financial, Inc.	4,032
1,300	Wells Fargo & Co.	37,557
200	Westamerica Bancorporation	10,632
	Total Financials	1,512,275

	Health Care — 20.3%
9,800	Abbott Laboratories	513,422
400	Aetna, Inc.	8,728
700	Allergan, Inc.	26,376
600	AmerisourceBergen Corp.	18,810
6,900	Amgen, Inc.*	383,226
1,000	Applied Biosystems, Inc.	28,000
900	Bard (C.R.), Inc.	73,827
300	Barr Pharmaceuticals, Inc.*	19,617
3,700	Baxter International, Inc.	195,730
1,700	Becton, Dickinson & Co.	108,001
100	Bio-Rad Laboratories, Inc.*	7,416
2,100	Biogen Idec, Inc.*	88,851
800	BioMarin Pharmaceutical, Inc.*	13,624
7,100	Bristol-Myers Squibb Co.	146,970
2,600	Cardinal Health, Inc.	84,552
900	Celgene Corp.*	46,890
200	Cephalon, Inc.*	14,696
700	Covance, Inc.*	27,356
3,200	Coventry Health Care, Inc.*	39,904
600	Covidien Ltd.	22,110
700	Edwards Lifesciences Corp.*	34,839
6,200	Eli Lilly & Co.	211,730
700	Endo Pharmaceuticals Holdings, Inc.*	15,393
3,500	Express Scripts, Inc.*	201,285
7,200	Forest Laboratories, Inc.*	174,096
3,000	Genentech, Inc.*	229,800
1,100	Genzyme Corp.*	70,422
17,700	Gilead Sciences, Inc.*	792,783
300	Health Net, Inc.*	2,703

500	Humana, Inc.*	15,115
600	Idexx Laboratories, Inc.*	18,546
1,400	Illumina, Inc.*	30,814
160	Intuitive Surgical, Inc.*	21,205
24,964	Johnson & Johnson	1,462,391
1,300	King Pharmaceuticals, Inc.*	12,493
700	Life Technologies Corp.*	18,270
2,800	McKesson Corp.	97,832
8,500	Medtronic, Inc.	259,420
6,100	Merck & Co., Inc.	162,992
1,300	Mylan, Inc.*	12,233
500	Omnicare, Inc.	12,055
200	OSI Pharmaceuticals, Inc.*	7,440
700	Patterson Cos., Inc.*	13,174
1,500	Perrigo Co.	51,615
40,576	Pfizer, Inc.	666,664
200	Pharmaceutical Product Development, Inc.	5,268
300	Quest Diagnostics, Inc.	13,971
400	Steris Corp.	11,060
4,200	Stryker Corp.	163,464
300	Techne Corp.	18,603
1,500	Tenet Healthcare Corp.*	1,815
500	Thoratec Corp.*	12,515
33,794	UnitedHealth Group, Inc.	710,012
300	Universal Health Services, Inc.-Class B	11,145
700	Valeant Pharmaceuticals International*	13,636
1,600	Varian Medical Systems, Inc.*	64,576
400	Waters Corp.*	16,492
4,000	WellPoint, Inc.*	142,400
300	West Pharmaceutical Services, Inc.	10,650
7,200	Wyeth	259,272
6,200	Zimmer Holdings, Inc.*	231,384
	Total Health Care	8,149,679

	Industrials — 7.4%
4,300	3M Co.	287,799
400	Acuity Brands, Inc.	10,784
200	Alliant Techsystems, Inc.*	16,440
500	Boeing Co.	21,315
400	Brink’s Co. (The)	8,708
4,120	Burlington Northern Santa Fe Corp.	315,633
300	Caterpillar, Inc.	12,297
2,300	CH Robinson Worldwide, Inc.	117,484
100	Clean Harbors, Inc.*	6,313
1,400	Copart, Inc.*	37,338
6,400	CSX Corp.	238,336
1,800	Danaher Corp.	100,152
3,100	Deere & Co.	107,911
700	Donaldson Co., Inc.	23,954
200	Dover Corp.	5,966
4,600	Emerson Electric Co.	165,094
1,300	Fastenal Co.	50,063
500	FedEx Corp.	35,325
530	Flowserve Corp.	26,675
900	Fluor Corp.	40,986
400	FTI Consulting, Inc.*	21,936
200	Gardner Denver, Inc.*	4,950
400	GATX Corp.	11,260
4,100	General Dynamics Corp.	211,847

900	Iron Mountain, Inc.*	19,557
700	Jacobs Engineering Group, Inc.*	31,339
1,300	JB Hunt Transport Services, Inc.	34,853
800	Joy Global, Inc.	18,632
500	Kansas City Southern*	10,960
500	Kirby Corp.*	12,715
500	L-3 Communications Holdings, Inc.	33,585
500	Landstar System, Inc.	16,070
860	Lockheed Martin Corp.	66,315
400	Manpower, Inc.	12,592
100	MSC Industrial Direct Co., Inc.-Class A	3,461
100	Nordson Corp.	3,245
1,700	Norfolk Southern Corp.	84,099
1,075	Paccar, Inc.	29,960
700	Parker-Hannifin Corp.	28,756
700	Raytheon Co.	34,160
700	Rockwell Collins, Inc.	23,856
700	Ryder System, Inc.	25,137
800	Tyco International Ltd.	16,720
5,000	Union Pacific Corp.	250,200
2,300	United Parcel Service, Inc.-Class B	132,480
3,900	United Technologies Corp.	189,267
500	Wabtec Corp.	19,295
	Total Industrials	2,975,820

	Information Technology — 19.1%
2,000	Accenture Ltd.-Class A	61,960
2,500	Adobe Systems, Inc.*	57,900
200	Affiliated Computer Services, Inc.-Class A*	8,090
700	Altera Corp.	10,297
900	Amphenol Corp.-Class A	20,898
500	Ansys, Inc.*	14,430
2,830	Apple, Inc.*	262,256
2,100	Automatic Data Processing, Inc.	86,226
2,000	BMC Software, Inc.*	49,920
61,800	Cisco Systems, Inc.*	1,022,172
1,200	Citrix Systems, Inc.*	31,992
600	Cognizant Technology Solutions Corp.-Class A*	11,520
11,300	Dell, Inc.*	126,221
400	Diebold, Inc.	11,200
13,400	eBay, Inc.*	175,942
400	Factset Research Systems, Inc.	16,000
1,000	Fiserv, Inc.*	34,140
500	FLIR Systems, Inc.*	15,510
1,400	Global Payments, Inc.	50,638
1,310	Google, Inc.-Class A*	383,778
300	Hewitt Associates Inc.-Class A*	8,574
7,500	Hewlett-Packard Co.	264,600
1,200	Ingram Micro, Inc.-Class A*	12,924
4,708	Intel Corp.	64,970
7,020	International Business Machines Corp.	572,832
500	Lam Research Corp.*	10,100
600	Lexmark International, Inc.*	15,708
1,600	LSI Corp.*	4,288
1,160	MasterCard, Inc.-Class A	168,548
300	Micros Systems, Inc.*	4,995
79,100	Microsoft Corp.	1,599,402
2,300	NetApp, Inc.*	31,050
56,500	Oracle Corp.*	909,085

800	Parametric Technology Corp.*	9,248
800	Perot Systems Corp.-Class A*	9,984
2,800	QLogic Corp.*	29,736
35,700	Qualcomm, Inc.	1,198,449
600	Rambus, Inc.*	6,186
500	Red Hat, Inc.*	4,625
1,100	Salesforce.com, Inc.*	31,482
1,100	Sybase, Inc.*	27,104
2,100	Symantec Corp.*	25,263
1,100	Texas Instruments, Inc.	17,127
900	Total System Services, Inc.	12,843
2,600	Western Digital Corp.*	31,720
8,900	Western Union Co.	118,103
1,100	Xilinx, Inc.	17,996
	Total Information Technology	7,658,032

	Materials — 1.9%
600	Compass Minerals International, Inc.	33,594
400	Crown Holdings, Inc.*	6,420
900	Ecolab, Inc.	34,551
600	FMC Corp.	26,220
5,550	Monsanto Co.	439,560
2,100	Newmont Mining Corp.	70,665
2,500	Nucor Corp.	89,200
500	Pactiv Corp.*	12,495
300	Reliance Steel & Aluminum Co.	6,186
1,300	Sigma-Aldrich Corp.	56,043
	Total Materials	774,934

	Telecommunication Services — 0.5%
3,645	AT&T, Inc.	104,101
2,800	Verizon Communications, Inc.	91,420
	Total Telecommunication Services	195,521

	Utilities — 0.2%
600	Exelon Corp.	33,726
600	FirstEnergy Corp.	35,148
500	Hawaiian Electric Industries, Inc.	13,635
400	Piedmont Natural Gas Co.	13,440
	Total Utilities	95,949

	TOTAL COMMON STOCKS (COST $52,166,570)	38,770,986

	SHORT-TERM INVESTMENTS — 3.0%

	Money Market Funds — 3.0%
1,193,704	State Street Institutional Treasury Money Market Fund-Institutional Class	1,193,704

	TOTAL SHORT-TERM INVESTMENTS (COST $1,193,704)	1,193,704

	TOTAL INVESTMENTS — 99.7% (Cost $53,360,274)	39,964,690
	Other Assets and Liabilities (net) — 0.3%	117,254

	TOTAL NET ASSETS— 100.0%	$40,081,944

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$55,115,384	$119,531	$(15,270,225)	$(15,150,694)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
19	S&P 500 E-Mini	December 2008	$850,535	$(202,373)

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*        Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$38,770,986	$—
Level 2 – Other Significant Observable Inputs	1,193,704	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$39,964,690	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$(202,373)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(202,373)

*Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.5%

	Consumer Discretionary — 8.2%
900	Abercrombie & Fitch Co.-Class A	17,397
300	Advance Auto Parts, Inc.	9,108
500	American Eagle Outfitters, Inc.	4,800
300	Apollo Group, Inc.-Class A*	23,052
2,400	AutoNation, Inc.*	20,496
200	AutoZone, Inc.*	21,844
2,000	Bed Bath & Beyond, Inc.*	40,580
600	Best Buy Co., Inc.	12,426
200	Black & Decker Corp.	8,488
1,000	Career Education Corp.*	18,480
1,200	CBS Corp.-Class B (Non Voting)	7,992
1,500	Coach, Inc.*	26,850
3,500	Comcast Corp.-Class A	60,690
1,700	D.R. Horton, Inc.	11,679
500	Dollar Tree, Inc.*	21,180
900	Family Dollar Stores, Inc.	25,002
800	Foot Locker, Inc.	5,384
3,000	Gannett Co., Inc.	26,130
2,200	Gap (The), Inc.	28,644
2,300	General Motors Corp.	12,052
600	Harley-Davidson, Inc.	10,206
300	Hasbro, Inc.	8,040
19,100	Home Depot, Inc.	441,401
200	ITT Educational Services, Inc.*	18,016
500	JC Penney Co., Inc.	9,495
1,100	Johnson Controls, Inc.	19,426
600	Jones Apparel Group, Inc.	3,078
600	KB Home	6,978
1,700	Kohl’s Corp.*	55,522
500	Leggett & Platt, Inc.	7,300
1,300	Lennar Corp.-Class A	9,243
1,100	Liz Claiborne, Inc.	3,135
9,400	Lowe’s Cos., Inc.	194,204
900	McDonald’s Corp.	52,875
431	MDC Holdings, Inc.	13,361
200	Mohawk Industries, Inc.*	6,148
19	NVR, Inc.*	8,251
1,000	O’Reilly Automotive, Inc.*	26,070
800	Penske Auto Group, Inc.	6,064
200	Polo Ralph Lauren Corp.	8,640
600	RadioShack Corp.	5,910
200	Sears Holdings Corp.*	7,250
200	Snap-On, Inc.	7,210
5,300	Staples, Inc.	92,008
50	Strayer Education, Inc.	11,980
2,900	Target Corp.	97,904
600	Time Warner Cable, Inc.-Class A*	12,180
900	Toll Brothers, Inc.*	17,937
	Total Consumer Discretionary	1,562,106

	Consumer Staples — 13.0%
10,200	Altria Group, Inc.	164,016
1,900	Archer-Daniels-Midland Co.	52,022
300	Avon Products, Inc.	6,330
300	BJ’s Wholesale Club, Inc.*	10,734

6,400	Coca-Cola Co. (The)	299,968
900	Colgate-Palmolive Co.	58,563
600	Costco Wholesale Corp.	30,882
500	Dean Foods Co.*	7,280
200	Energizer Holdings, Inc.*	8,684
300	Estee Lauder Cos. (The), Inc.-Class A	8,370
1,200	General Mills, Inc.	75,804
500	HJ Heinz Co.	19,420
200	Kellogg Co.	8,686
800	Kimberly-Clark Corp.	46,232
307	Kraft Foods, Inc.	8,354
400	NBTY, Inc.*	5,828
600	PepsiAmericas, Inc.	10,056
4,100	PepsiCo, Inc.	232,470
2,900	Philip Morris International, Inc.	122,264
6,500	Procter & Gamble Co. (The)	418,275
875	Supervalu, Inc.	10,421
824	Tyson Foods, Inc.-Class A	5,529
200	UST, Inc.	13,750
6,900	Walgreen Co.	170,706
12,100	Wal-Mart Stores, Inc.	676,148
	Total Consumer Staples	2,470,792

	Energy — 25.5%
1,400	Anadarko Petroleum Corp.	57,470
2,080	Apache Corp.	160,784
300	Baker Hughes, Inc.	10,449
2,800	BJ Services Co.	33,572
1,900	Chesapeake Energy Corp.	32,642
15,000	Chevron Corp.	1,185,150
600	Cimarex Energy Co.	17,022
300	Comstock Resources, Inc.*	12,579
13,329	ConocoPhillips	700,039
1,500	Devon Energy Corp.	108,510
200	Encore Acquisition Co.*	5,288
400	ENSCO International, Inc.	12,964
1,010	EOG Resources, Inc.	85,870
1,400	EXCO Resources, Inc.*	10,738
21,400	Exxon Mobil Corp.	1,715,210
300	Forest Oil Corp.*	5,235
700	Frontier Oil Corp.	8,358
400	Helmerich & Payne, Inc.	10,144
1,000	Hess Corp.	54,040
600	Holly Corp.	10,914
500	Murphy Oil Corp.	22,025
1,800	Nabors Industries Ltd.*	26,100
200	Newfield Exploration Co.*	4,516
500	Noble Corp.	13,395
400	Noble Energy, Inc.	20,912
5,000	Occidental Petroleum Corp.	270,700
2,000	Patterson-UTI Energy, Inc.	24,980
300	Penn Virginia Corp.	9,009
600	Pioneer Natural Resources Co.	12,048
200	Plains Exploration & Production Co.*	4,630
1,100	Spectra Energy Corp.	17,886
300	St. Mary Land & Exploration Co.	6,033
500	Sunoco, Inc.	19,870
300	Tidewater, Inc.	11,844
200	Transocean, Inc.*	13,376

300	Unit Corp.*	8,604
4,600	Valero Energy Corp.	84,410
200	W&T Offshore, Inc.	2,800
900	Weatherford International Ltd.*	11,493
200	Whiting Petroleum Corp.*	7,660
	Total Energy	4,829,269

	Financials — 13.0%
400	Aflac, Inc.	18,520
100	Alexandria Real Estate Equities, Inc. REIT	4,428
6,900	Allstate Corp. (The)	175,536
800	American Financial Group, Inc.	16,392
1,500	Annaly Capital Management, Inc.	21,555
300	Apartment Investment & Management Co.-Class A REIT	3,441
200	Arch Capital Group Ltd.*	13,558
700	Associated Banc Corp.	15,211
600	Assurant, Inc.	13,062
100	AvalonBay Communities, Inc. REIT	6,067
700	Axis Capital Holdings Ltd.	17,717
16,167	Bank of America Corp.	262,714
2,800	BB&T Corp.	83,916
270	BlackRock, Inc.	33,942
400	Boston Properties, Inc. REIT	21,360
300	BRE Properties, Inc. REIT	8,808
600	Capital One Financial Corp.	20,646
4,700	Chubb Corp.	241,392
400	Cincinnati Financial Corp.	11,696
19,700	Citigroup, Inc.	163,313
1,300	Comerica, Inc.	29,315
500	Duke Realty Corp. REIT	4,105
300	Endurance Specialty Holdings Ltd.	8,076
1,600	Equity Residential REIT	48,688
100	Essex Property Trust, Inc. REIT	8,647
500	Everest Re Group Ltd.	39,230
1,000	Fifth Third Bancorp	9,560
800	First American Corp.	19,216
1,236	First Horizon National Corp.	13,213
100	Goldman Sachs Group (The), Inc.	7,899
1,500	Hartford Financial Services Group (The), Inc.	12,675
900	HCC Insurance Holdings, Inc.	20,979
600	HCP, Inc. REIT	12,402
300	Health Care REIT, Inc.	11,400
2,700	Hudson City Bancorp, Inc.	45,117
400	JPMorgan Chase & Co.	12,664
500	KeyCorp.	4,690
300	Kimco Realty Corp. REIT	4,245
700	Leucadia National Corp.	13,685
300	Liberty Property Trust REIT	5,736
400	Mack-Cali Realty Corp. REIT	7,588
1,400	Marsh & McLennan Cos., Inc.	35,700
1,200	Marshall & Ilsley Corp.	18,540
800	MBIA, Inc.*	4,680
400	Merrill Lynch & Co., Inc.	5,288
1,300	MetLife, Inc.	37,388
800	Morgan Stanley	11,800
300	NASDAQ OMX Group (The), Inc.*	6,450
2,575	Old Republic International Corp.	26,419
200	PartnerRe Ltd.	13,992
1,600	Popular, Inc.	10,000

4,400	Progressive Corp. (The)	66,088
800	Protective Life Corp.	7,456
500	Prudential Financial, Inc.	10,850
700	Public Storage	48,923
200	Regency Centers Corp. REIT	7,122
300	Reinsurance Group of America, Inc.	12,180
200	RenaissanceRe Holdings Ltd.	9,426
100	Simon Property Group, Inc. REIT	4,750
600	SLM Corp.*	5,526
200	StanCorp Financial Group, Inc.	6,662
200	State Street Corp.	8,422
300	SunTrust Banks, Inc.	9,519
1,300	Synovus Financial Corp.	10,816
200	T. Rowe Price Group, Inc.	6,842
700	Torchmark Corp.	25,305
7,600	Travelers Cos. (The), Inc.	331,740
600	UDR, Inc. REIT	9,078
800	Unum Group	11,920
4,300	US Bancorp	116,014
400	Vornado Realty Trust REIT	21,380
1,700	W.R. Berkley Corp.	48,331
500	Wells Fargo & Co.	14,445
600	XL Capital Ltd.-Class A	3,018
400	Zions Bancorporation	12,756
	Total Financials	2,471,230

	Health Care — 20.1%
1,500	Abbott Laboratories	78,585
2,400	AmerisourceBergen Corp.	75,240
4,500	Amgen, Inc.*	249,930
300	Applied Biosystems, Inc.	8,400
1,700	Biogen Idec, Inc.*	71,927
100	Bristol-Myers Squibb Co.	2,070
3,100	Cardinal Health, Inc.	100,812
100	Covance, Inc.*	3,908
2,100	Coventry Health Care, Inc.*	26,187
2,900	Eli Lilly & Co.	99,035
1,100	Endo Pharmaceuticals Holdings, Inc.*	24,189
900	Express Scripts, Inc.*	51,759
3,800	Forest Laboratories, Inc.*	91,884
500	Genzyme Corp.*	32,010
2,800	Gilead Sciences, Inc.*	125,412
500	Health Net, Inc.*	4,505
12,400	Johnson & Johnson	726,392
3,100	King Pharmaceuticals, Inc.*	29,791
700	Life Technologies Corp.*	18,270
400	LifePoint Hospitals, Inc.*	8,024
400	Lincare Holdings, Inc.*	9,572
4,500	McKesson Corp.	157,230
1,700	Medtronic, Inc.	51,884
1,600	Merck & Co., Inc.	42,752
1,000	Mylan, Inc.*	9,410
400	Omnicare, Inc.	9,644
400	Patterson Cos., Inc.*	7,528
200	Pediatrix Medical Group, Inc.*	6,224
300	Perrigo Co.	10,323
37,500	Pfizer, Inc.	616,125
400	Quest Diagnostics, Inc.	18,628
300	ResMed, Inc.*	10,902

900	Stryker Corp.	35,028
22,367	UnitedHealth Group, Inc.	469,931
200	Universal Health Services, Inc.-Class B	7,430
6,700	WellPoint, Inc.*	238,520
4,000	Wyeth	144,040
3,500	Zimmer Holdings, Inc.*	130,620
	Total Health Care	3,804,121

	Industrials — 6.2%
700	3M Co.	46,851
1,700	Avis Budget Group, Inc.*	1,292
880	Burlington Northern Santa Fe Corp.	67,417
300	CH Robinson Worldwide, Inc.	15,324
300	Con-way, Inc.	8,391
600	Copart, Inc.*	16,002
1,900	CSX Corp.	70,756
1,000	Danaher Corp.	55,640
1,000	Deere & Co.	34,810
600	Emerson Electric Co.	21,534
300	Fastenal Co.	11,553
3,100	General Dynamics Corp.	160,177
10,700	General Electric Co.	183,719
400	Kansas City Southern*	8,768
500	L-3 Communications Holdings, Inc.	33,585
500	Manpower, Inc.	15,740
1,200	Masco Corp.	11,496
1,400	Norfolk Southern Corp.	69,258
700	Paccar, Inc.	19,509
850	Parker-Hannifin Corp.	34,918
500	Raytheon Co.	24,400
200	Rockwell Collins, Inc.	6,816
500	Ryder System, Inc.	17,955
1,000	Southwest Airlines Co.	8,650
100	SPX Corp.	3,732
600	Trinity Industries, Inc.	8,922
3,875	Tyco International Ltd.	80,987
1,300	Union Pacific Corp.	65,052
500	United Parcel Service, Inc.-Class B	28,800
700	United Technologies Corp.	33,971
400	Waste Management, Inc.	11,680
	Total Industrials	1,177,705

	Information Technology — 8.5%
200	Affiliated Computer Services, Inc.-Class A*	8,090
14,900	Cisco Systems, Inc.*	246,446
300	Citrix Systems, Inc.*	7,998
1,800	Compuware Corp.*	11,430
2,500	Dell, Inc.*	27,925
3,800	eBay, Inc.*	49,894
700	Fiserv, Inc.*	23,898
300	Global Payments, Inc.	10,851
230	Google, Inc.-Class A*	67,381
800	Hewlett-Packard Co.	28,224
700	IAC/InterActiveCorp*	10,353
1,700	Ingram Micro, Inc.-Class A*	18,309
790	International Business Machines Corp.	64,464
300	Lam Research Corp.*	6,060
1,200	Lexmark International, Inc.*	31,416
2,200	LSI Corp.*	5,896

19,000	Microsoft Corp.	384,180
14,800	Oracle Corp.*	238,132
700	QLogic Corp.*	7,434
9,300	Qualcomm, Inc.	312,201
400	Sybase, Inc.*	9,856
600	Symantec Corp.*	7,218
700	Tech Data Corp.*	12,208
1,800	Western Digital Corp.*	21,960
	Total Information Technology	1,611,824

	Materials — 0.9%
500	Bemis Co., Inc.	13,510
600	Cabot Corp.	12,414
300	Commercial Metals Co.	3,594
1,000	Dow Chemical Co. (The)	18,550
400	FMC Corp.	17,480
600	Newmont Mining Corp.	20,190
1,700	Nucor Corp.	60,656
400	Reliance Steel & Aluminum Co.	8,248
400	Sigma-Aldrich Corp.	17,244
	Total Materials	171,886

	Telecommunication Services — 0.6%
2,358	AT&T, Inc.	67,344
1,352	Verizon Communications, Inc.	44,143
	Total Telecommunication Services	111,487

	Utilities — 0.5%
300	Dominion Resources, Inc./Virginia	11,046
300	Energen Corp.	9,240
200	Exelon Corp.	11,242
700	FirstEnergy Corp.	41,006
300	Southern Co.	10,896
700	TECO Energy, Inc.	9,100
	Total Utilities	92,530
	TOTAL COMMON STOCKS (COST $26,608,751)	18,302,950

	RIGHTS AND WARRANTS — 0.0%

	Information Technology — 0.0%
800	Seagate Technology, Inc. Rights*(a)	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	—

	SHORT-TERM INVESTMENTS — 3.2%

	Money Market Funds — 3.2%
618,255	State Street Institutional Treasury Money Market Fund-Institutional Class	618,255
	TOTAL SHORT-TERM INVESTMENTS (COST $618,255)	618,255

	TOTAL INVESTMENTS — 99.7% (Cost $27,227,006)	18,921,205

	Other Assets and Liabilities (net) — 0.3%	50,504

	TOTAL NET ASSETS— 100.0%	$18,971,709

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$27,573,758	$191,785	$(8,844,338)	$(8,652,553)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
8	S&P 500 E-Mini	December 2008	$358,120	$(145,276)

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$18,302,950	$—
Level 2 – Other Significant Observable Inputs	618,255	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$18,921,205	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$(145,276)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(145,276)

*Other financial instruments include futures contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$8	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(8)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of November 30, 2008	$—	$—

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%

	Consumer Discretionary — 2.4%
4,020,900	Home Depot, Inc.	92,922,999
2,537,600	Lowe’s Cos., Inc.	52,426,816
872,600	McDonald’s Corp.	51,265,250
466,400	Target Corp.	15,745,664
	Total Consumer Discretionary	212,360,729

	Consumer Staples — 29.1%
1,207,300	Avon Products, Inc.	25,474,030
753,700	Campbell Soup Co.	24,156,085
434,600	Clorox Co.	25,710,936
10,597,400	Coca-Cola Co. (The)	496,700,138
1,643,700	Colgate-Palmolive Co.	106,955,559
46,200	Energizer Holdings, Inc.*	2,006,004
892,300	Estee Lauder Cos. (The), Inc.-Class A	24,895,170
679,300	General Mills, Inc.	42,911,381
195,500	Hershey Co. (The)	7,038,000
689,800	HJ Heinz Co.	26,791,832
826,400	Kellogg Co.	35,890,552
1,566,600	Kimberly-Clark Corp.	90,533,814
1,470,100	Kraft Foods, Inc.	40,001,421
662,300	Kroger Co. (The)	18,319,218
7,528,200	PepsiCo, Inc.	426,848,940
7,561,600	Procter & Gamble Co. (The)	486,588,960
9,990,000	Wal-Mart Stores, Inc.	558,241,200
4,164,600	Walgreen Co.	103,032,204
	Total Consumer Staples	2,542,095,444

	Energy — 13.2%
5,903,200	Chevron Corp.	466,411,832
1,747,800	ConocoPhillips	91,794,456
7,426,600	Exxon Mobil Corp.	595,241,990
	Total Energy	1,153,448,278

	Health Care — 26.3%
4,770,105	Abbott Laboratories	249,905,801
3,210,960	Amgen, Inc.*	178,336,718
1,211,600	Bristol-Myers Squibb Co.	25,080,120
623,800	Coventry Health Care, Inc.*	7,778,786
4,112,773	Eli Lilly & Co.	140,451,198
228,300	Express Scripts, Inc.*	13,129,533
647,700	Forest Laboratories, Inc.*	15,661,386
9,184,000	Johnson & Johnson	537,998,720
3,921,330	Medtronic, Inc.	119,678,992
4,840,300	Merck & Co., Inc.	129,332,816
33,213,800	Pfizer, Inc.	545,702,734
7,124,794	UnitedHealth Group, Inc.	149,691,922
502,900	WellPoint, Inc.*	17,903,240
3,654,220	Wyeth	131,588,462
1,042,400	Zimmer Holdings, Inc.*	38,902,368
	Total Health Care	2,301,142,796

	Industrials — 3.5%
1,997,600	3M Co.	133,699,368
3,500	Danaher Corp.	194,740

407,600	General Dynamics Corp.	21,060,692
58,100	L-3 Communications Holdings, Inc.	3,902,577
1,386,600	United Parcel Service, Inc.-Class B	79,868,160
1,289,500	United Technologies Corp.	62,579,435
	Total Industrials	301,304,972

	Information Technology — 18.0%
17,645,000	Cisco Systems, Inc.*	291,848,300
1,780,100	Dell, Inc.*	19,883,717
4,467,273	eBay, Inc.*	58,655,295
99,300	Fiserv, Inc.*	3,390,102
359,040	Google, Inc.-Class A*	105,184,358
458,100	Hewlett-Packard Co.	16,161,768
1,811,280	International Business Machines Corp.	147,800,448
25,884,900	Microsoft Corp.	523,392,678
16,344,000	Oracle Corp.*	262,974,960
4,376,900	Qualcomm, Inc.	146,932,533
	Total Information Technology	1,576,224,159

	Telecommunication Services — 3.8%
5,937,995	AT&T, Inc.	169,589,137
4,861,200	Verizon Communications, Inc.	158,718,180
	Total Telecommunication Services	328,307,317

	TOTAL COMMON STOCKS (COST $10,179,542,558)	8,414,883,695

Shares/
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.1%

	Money Market Funds — 0.8%
68,508,632	State Street Institutional Treasury Money Market Fund-Institutional Class	68,508,632

	Other Short-Term Investments — 5.3%
177,256,302	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	177,256,302
287,410,000	U.S. Treasury Bill, 0.97%, due 01/22/09 (a)	287,004,118
	Total Other Short-Term Investments	464,260,420

	TOTAL SHORT-TERM INVESTMENTS (COST $532,769,052)	532,769,052

	TOTAL INVESTMENTS — 102.4% (Cost $10,712,311,610)	8,947,652,747
	Other Assets and Liabilities (net) — (2.4)%	(207,034,243)

	TOTAL NET ASSETS— 100.0%	$8,740,618,504

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$10,822,819,289	$97,376,927	$(1,972,543,469)	$(1,875,166,542)

Notes to Schedule of Investments:

*                               Non-income producing security.

(a)                        Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$8,592,139,997	$—
Level 2 – Other Significant Observable Inputs	355,512,750	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$8,947,652,747	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.2%

	Consumer Discretionary — 18.3%
500	1-800-FLOWERS.COM, Inc.*	1,865
1,200	Advance Auto Parts, Inc.	36,432
1,700	Aeropostale, Inc.*	25,704
200	Arbitron, Inc.	2,806
100	Bally Technologies, Inc.*	1,847
1,900	Big Lots, Inc.*	33,288
300	BorgWarner, Inc.	7,098
100	Brink’s Home Security Holdings, Inc.*	2,000
900	Buckle, Inc.	16,974
200	Buffalo Wild Wings, Inc.*	4,592
100	Capella Education Co.*	5,986
400	CEC Entertainment, Inc.*	6,884
100	Corinthian Colleges, Inc.*	1,608
100	Deckers Outdoor Corp.*	5,964
200	DeVry, Inc.	11,496
1,600	Dollar Tree, Inc.*	67,776
500	DreamWorks Animation SKG, Inc.-Class A*	11,550
800	Exide Technologies*	3,600
200	Family Dollar Stores, Inc.	5,556
1,200	Finish Line (The), Inc.-Class A	6,372
400	Gymboree Corp. (The)*	10,060
1,400	Hasbro, Inc.	37,520
900	Hillenbrand, Inc.	14,328
500	Jack in the Box, Inc.*	8,750
400	John Wiley and Sons, Inc.-Class A	14,384
100	Jos. A. Bank Clothiers, Inc.*	1,955
1,300	Marvel Entertainment, Inc.*	38,285
300	Matthews International Corp.-Class A	12,249
700	NetFlix, Inc.*	16,086
400	New York & Co., Inc.*	752
700	Panera Bread Co.-Class A*	31,108
200	Papa John’s International, Inc.*	3,544
200	PF Chang’s China Bistro, Inc.*	3,746
100	Polaris Industries, Inc.	2,730
200	Pre-Paid Legal Services, Inc.*	8,000
4,800	Ross Stores, Inc.	127,200
400	Strayer Education, Inc.	95,844
700	True Religion Apparel, Inc.*	8,813
600	Tupperware Corp.	11,802
300	Universal Electronics, Inc.*	4,980
4,300	Urban Outfitters, Inc.*	78,131
700	Warnaco Group (The), Inc.*	12,530
500	Wolverine World Wide, Inc.	9,635
800	World Wrestling Entertainment, Inc.	9,304
	Total Consumer Discretionary	821,134

	Consumer Staples — 4.6%
400	Boston Beer Co., Inc.-Class A*	12,832
900	Cal-Maine Foods, Inc.	22,689
900	Central European Distribution Corp.*	21,276
800	Church & Dwight Co., Inc.	47,552
1,900	Darling International, Inc.*	9,500
1,400	Flowers Foods, Inc.	37,492
200	Green Mountain Coffee Roasters, Inc.*	7,268
150	Inter Parfums, Inc.	1,104
200	Lancaster Colony Corp.	6,030

500	McCormick & Co., Inc. (Non Voting)	14,885
300	National Beverage Corp.*	2,655
400	NBTY, Inc.*	5,828
400	Nu Skin Enterprises, Inc.-Class A	4,304
100	Sanderson Farms, Inc.	3,118
100	USANA Health Sciences, Inc.*	3,037
200	WD-40 Co.	5,720
	Total Consumer Staples	205,290

	Energy — 12.3%
600	Alpha Natural Resources, Inc.*	13,314
800	Arena Resources, Inc.*	21,176
900	Atwood Oceanics, Inc.*	16,290
200	Berry Petroleum Co.	2,342
600	BPZ Resources, Inc.*	3,696
1,300	Cabot Oil & Gas Corp.	38,961
200	CARBO Ceramics, Inc.	9,580
1,700	Comstock Resources, Inc.*	71,281
400	Concho Resources Inc.*	9,436
200	Contango Oil & Gas Co.*	10,508
100	Dawson Geophysical Co.*	2,057
400	Encore Acquisition Co.*	10,576
400	Foundation Coal Holdings, Inc.	5,708
1,000	Frontline Ltd.	29,540
200	Golar LNG Ltd.	1,294
1,100	International Coal Group, Inc.*	3,124
1,000	James River Coal Co.*	11,360
200	Knightsbridge Tankers Ltd.	2,974
100	Lufkin Industries, Inc.	4,931
400	Mariner Energy, Inc.*	4,396
2,600	Massey Energy Co.	40,612
1,000	McMoRan Exploration Co.*	11,250
200	Oceaneering International, Inc.*	5,164
400	Oil States International, Inc.*	8,568
600	Patriot Coal Corp.*	5,082
2,800	Patterson-UTI Energy, Inc.	34,972
2,000	Petrohawk Energy Corp.*	34,940
100	Petroleum Development Corp.*	1,920
500	Petroquest Energy, Inc.*	3,505
100	PHI, Inc.*	1,235
100	Quicksilver Resources, Inc.*	623
600	RPC, Inc.	5,160
200	St. Mary Land & Exploration Co.	4,022
300	Superior Energy Services, Inc.*	5,055
100	T-3 Energy Services, Inc.*	1,315
1,000	Unit Corp.*	28,680
1,600	W&T Offshore, Inc.	22,400
2,600	Walter Industries, Inc.	47,424
500	Whiting Petroleum Corp.*	19,150
	Total Energy	553,621

	Financials — 5.8%
600	Capitol Federal Financial	25,662
400	Cash America International, Inc.	10,804
200	Cohen & Steers, Inc.	2,288
1,500	Eaton Vance Corp.	28,680
700	EZCORP, Inc.-Class A*	11,543
1,200	Federated Investors Inc.-Class B	23,820
100	First Financial Bankshares, Inc.	5,225
100	GAMCO Investors, Inc.- Class A	2,743

100	Greenhill & Co., Inc.	6,810
200	Health Care REIT, Inc.	7,600
100	Home Properties, Inc.	3,900
200	Inland Real Estate Corp. REIT	2,234
200	Interactive Brokers Group, Inc.-Class A*	3,648
200	Investment Technology Group, Inc.*	3,346
600	Knight Capital Group, Inc.-Class A*	9,930
300	Nationwide Health Properties, Inc. REIT	6,789
200	Omega Healthcare Investors, Inc.	2,648
400	optionsXpress Holdings, Inc.	5,636
600	Oritani Financial Corp.*	10,122
400	Philadelphia Consolidated Holding Corp.*	24,580
1,000	SEI Investments Co.	15,460
100	SVB Financial Group*	4,005
1,700	Waddell and Reed Financial, Inc.	22,848
200	Westamerica Bancorporation	10,632
400	World Acceptance Corp.*	7,828
	Total Financials	258,781

	Health Care — 17.5%
200	Abaxis, Inc.*	2,652
500	Abiomed, Inc.*	7,020
300	Acorda Therapeutics, Inc.*	5,436
700	Allos Therapeutics*	5,040
200	Almost Family, Inc.*	8,792
500	Amedisys, Inc.*	19,445
500	American Medical Systems Holdings, Inc.*	4,400
800	Auxilium Pharmaceuticals, Inc.*	17,424
100	Beckman Coulter, Inc.	4,358
100	Bio-Rad Laboratories, Inc.*	7,416
400	Bruker Corp.*	1,880
200	CardioNet, Inc.*	3,976
300	Catalyst Health Solutions, Inc.*	6,750
200	Centene Corp.*	3,700
400	Charles River Laboratories International, Inc.*	9,120
400	CorVel Corp.*	8,840
700	Covance, Inc.*	27,356
700	CryoLife, Inc.*	6,370
700	Cyberonics, Inc.*	9,611
100	Datascope Corp.	5,221
300	Dionex Corp.*	15,387
1,000	Edwards Lifesciences Corp.*	49,770
200	Emergency Medical Services, LP*	6,784
200	Emergent Biosolutions, Inc.*	4,524
900	eResearchTechnology, Inc.*	5,076
200	Exactech, Inc.*	3,502
100	Gentiva Health Services, Inc.*	2,523
300	Haemonetics Corp.*	17,157
300	Healthways, Inc.*	2,427
100	Hill-Rom Holdings, Inc.	2,054
2,500	Illumina, Inc.*	55,025
200	Incyte Corp.*	668
200	ISIS Pharmaceuticals, Inc.*	2,294
100	Kendle International, Inc.*	2,047
200	Kensey Nash Corp.*	3,696
100	Landauer, Inc.	5,742
100	LHC Group, Inc.*	3,338
1,200	Luminex Corp.*	26,412
200	Martek Biosciences Corp.	5,590
800	Medicines Co.*	10,312

1,100	Meridian Bioscience, Inc.	26,213
1,200	Merit Medical Systems, Inc.*	17,412
800	Momenta Pharmaceuticals, Inc.*	7,120
400	Natus Medical, Inc.*	5,084
100	NuVasive, Inc.*	3,445
100	Omnicare, Inc.	2,411
700	Owens & Minor, Inc.	29,071
600	PAREXEL International Corp.*	4,992
700	Patterson Cos., Inc.*	13,174
100	Pediatrix Medical Group, Inc.*	3,112
700	PerkinElmer, Inc.	12,642
2,700	Perrigo Co.	92,907
1,300	Pharmaceutical Product Development, Inc.	34,242
400	Rigel Pharmaceuticals, Inc.*	2,968
1,000	Savient Pharmaceuticals, Inc.*	3,700
1,400	Steris Corp.	38,710
200	SurModics, Inc.*	4,548
800	Techne Corp.	49,608
6,000	Tenet Healthcare Corp.*	7,260
1,100	Valeant Pharmaceuticals International*	21,428
200	Varian, Inc.*	7,320
200	WellCare Health Plans, Inc.*	1,792
100	Young Innovations, Inc.	1,150
400	Zoll Medical Corp.*	7,124
	Total Health Care	786,568

	Industrials — 18.7%
100	Acuity Brands, Inc.	2,696
100	Aerovironment, Inc.*	3,223
600	American Ecology Corp.	10,608
800	Ametek, Inc.	27,944
200	Applied Industrial Technologies, Inc.	3,812
100	Argon ST, Inc.*	1,959
100	Axsys Technologies, Inc.*	6,981
100	AZZ, Inc.*	2,406
100	Badger Meter, Inc.	3,137
600	Beacon Roofing Supply, Inc.*	7,092
700	Brink’s Co. (The)	15,239
1,700	Bucyrus International, Inc.	33,201
300	CBIZ, Inc.*	2,409
100	Chart Industries, Inc.*	956
100	CIRCOR International, Inc.	2,183
700	Clarcor, Inc.	22,477
400	Clean Harbors, Inc.*	25,252
200	Colfax Corp.*	1,912
1,800	Copart, Inc.*	48,006
900	Donaldson Co., Inc.	30,798
200	Dynamic Materials Corp.	3,180
1,400	Energy Conversion Devices, Inc.*	39,172
200	ESCO Technologies, Inc.*	6,116
200	Exponent, Inc.*	6,104
200	Forward Air Corp.	4,624
100	GATX Corp.	2,815
600	Genesee & Wyoming, Inc.-Class A*	18,228
600	Gorman-Rupp Co.	16,560
600	Graco, Inc.	12,876
200	GrafTech International Ltd.*	1,338
600	Healthcare Services Group, Inc.	9,540
400	Heartland Express, Inc.	6,176
400	HUB Group Inc.-Class A*	10,680

100	Idex Corp.	2,300
700	II-VI, Inc.*	14,084
2,600	JB Hunt Transport Services, Inc.	69,706
800	Kansas City Southern*	17,536
200	Kirby Corp.*	5,086
600	Knight Transportation, Inc.	9,456
800	Landstar System, Inc.	25,712
200	Lincoln Electric Holdings, Inc.	9,138
400	Lindsay Corp.	15,564
700	MSC Industrial Direct Co., Inc.-Class A	24,227
500	Navigant Consulting, Inc.*	9,455
400	Nordson Corp.	12,980
700	Old Dominion Freight Line, Inc.*	16,660
100	Orbital Sciences Corp.*	1,720
600	Pacer International, Inc.	5,814
400	Pall Corp.	11,004
1,100	Polypore International, Inc.*	4,961
300	Quanex Building Products Corp.	2,778
600	Raven Industries, Inc.	15,330
200	Robbins & Myers, Inc.	4,500
500	Ryder System, Inc.	17,955
200	Sauer-Danfoss, Inc.	1,618
300	Stanley, Inc.*	9,570
200	Sun Hydraulics Corp.	3,044
200	Team, Inc.*	5,644
500	Teledyne Technologies, Inc.*	20,310
200	Textainer Group Holdings Ltd.	2,026
300	Titan Machinery, Inc.*	3,507
300	Valmont Industries, Inc.	16,590
1,100	Wabtec Corp.	42,449
300	Waste Connections, Inc.*	8,469
500	Watson Wyatt Worldwide, Inc.	20,160
1,000	Woodward Governor Co.	21,240
	Total Industrials	840,293

	Information Technology — 18.2%
300	ADTRAN, Inc.	4,260
2,172	Ansys, Inc.*	62,684
500	Blackbaud, Inc.	6,250
100	Broadridge Financial Solutions, Inc.	1,140
100	CACI International, Inc.-Class A*	4,441
200	Cass Information Systems, Inc.	7,100
1,400	Compuware Corp.*	8,890
300	Concur Technologies, Inc.*	8,235
500	Digital River, Inc.*	10,565
1,300	Earthlink, Inc.*	8,658
100	F5 Networks, Inc.*	2,490
150	Factset Research Systems, Inc.	6,000
300	Faro Technologies, Inc.*	4,317
4,100	FLIR Systems, Inc.*	127,182
400	Forrester Research, Inc.*	9,168
1,400	Global Payments, Inc.	50,638
1,200	Hewitt Associates Inc.-Class A*	34,296
200	Hittite Microwave Corp.*	5,844
1,200	Informatica Corp.*	16,656
1,200	Integral Systems, Inc.*	28,800
300	InterDigital, Inc.*	7,956
500	IXYS Corp.	3,640
200	j2 Global Communications, Inc.*	3,904
100	Jack Henry and Associates, Inc.	1,841

800	Mantech International Corp.-Class A*	43,536
400	Mettler-Toledo International, Inc.*	32,900
1,400	Micrel, Inc.	10,360
800	Micros Systems, Inc.*	13,320
600	Microsemi Corp.*	11,694
200	Multi-Fineline Electronix, Inc.*	2,088
400	National Instruments Corp.	9,644
300	Net 1 UEPS Technologies, Inc.*	3,060
100	Netlogic Microsystems, Inc.*	1,864
200	Parametric Technology Corp.*	2,312
600	Pegasystems, Inc.	7,110
200	Pericom Semiconductor Corp.*	1,082
200	Plexus Corp.*	3,336
500	PMC-Sierra, Inc.*	2,005
200	Power Integrations, Inc.	3,660
300	Progress Software Corp.*	6,384
200	Quality Systems, Inc.	6,014
400	Radiant Systems, Inc.*	1,960
500	Renaissance Learning, Inc.	4,750
500	Rofin-Sinar Technologies, Inc.*	11,870
200	Scansource, Inc.*	3,402
700	Semtech Corp.*	7,924
2,600	Silicon Image, Inc.*	9,828
300	Silicon Laboratories, Inc.*	6,288
1,900	Skyworks Solutions, Inc.*	10,241
1,000	Sohu.com, Inc.*	48,540
800	Solera Holdings, Inc.*	15,656
300	SRA International, Inc.-Class A*	4,506
400	STEC, Inc.*	2,180
600	Stratasys, Inc.*	6,696
1,700	Sybase, Inc.*	41,888
800	Syntel, Inc.	19,216
200	Teradyne, Inc.*	758
200	TNS, Inc.*	1,710
100	Total System Services, Inc.	1,427
600	Tyler Technologies, Inc.*	7,578
800	Volterra Semiconductor Corp.*	5,984
700	Websense, Inc.*	11,319
400	Zebra Technologies Corp.*	8,464
	Total Information Technology	817,509

	Materials — 3.6%
200	Airgas, Inc.	7,150
100	AptarGroup, Inc.	3,344
300	Balchem Corp.- Class B	7,809
100	Ball Corp.	3,645
400	Calgon Carbon Corp.*	5,108
300	Crown Holdings, Inc.*	4,815
500	FMC Corp.	21,850
300	Greif, Inc.-Class A	9,945
200	Headwaters, Inc.*	1,136
300	Innophos Holdings, Inc.	4,944
200	Intrepid Potash, Inc.*	3,840
100	Koppers Holdings, Inc.	2,142
700	NewMarket Corp.	23,436
100	Quaker Chemical Corp.	1,281
200	Rock-Tenn Co.-Class A	6,754
100	Schnitzer Steel Industries, Inc.-Class A	2,700
300	ShengdaTech, Inc.*	1,194
100	Silgan Holdings, Inc.	4,524

1,600	Steel Dynamics, Inc.	13,216
1,600	Terra Industries, Inc.	23,536
700	Valhi, Inc.	9,800
	Total Materials	162,169

	Telecommunication Services — 0.1%
300	Premiere Global Services, Inc.*	1,830
300	Syniverse Holdings, Inc.*	2,931
	Total Telecommunication Services	4,761

	Utilities — 0.1%
100	Energen Corp.	3,080

	TOTAL COMMON STOCKS (COST $6,834,009)	4,453,206

	SHORT-TERM INVESTMENTS — 2.0%

	Money Market Funds — 2.0%
89,997	State Street Institutional Treasury Money Market Fund-Institutional Class	89,997

	TOTAL SHORT-TERM INVESTMENTS (COST $89,997)	89,997

	TOTAL INVESTMENTS — 101.2% (Cost $6,924,006)	4,543,203
	Other Assets and Liabilities (net) — (1.2)%	(53,585)

	TOTAL NET ASSETS— 100.0%	$4,489,618

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,978,714	$71,196	$(2,506,707)	$(2,435,511)

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*                               Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$4,453,206	$—
Level 2 – Other Significant Observable Inputs	89,997	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$4,543,203	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Consumer Discretionary — 15.8%
1,200	Aaron Rents, Inc.	31,716
3,700	Advance Auto Parts, Inc.	112,332
1,600	Aeropostale, Inc.*	24,192
2,100	America’s Car-Mart, Inc.*	19,614
5,900	American Eagle Outfitters, Inc.	56,640
500	AnnTaylor Stores Corp.*	2,245
950	ArvinMeritor, Inc.	3,753
4,700	Asbury Automotive Group, Inc.	23,641
2,700	Autoliv, Inc.	51,543
16,700	AutoNation, Inc.*	142,618
1,300	Black & Decker Corp.	55,172
4,500	Blyth, Inc.	37,305
500	BorgWarner, Inc.	11,830
2,600	Brinker International, Inc.	17,264
2,700	Career Education Corp.*	49,896
1,300	CBRL Group, Inc.	25,129
950	CEC Entertainment, Inc.*	16,350
1,300	Columbia Sportswear Co.	41,015
1,800	Core-Mark Holding Co., Inc.*	36,216
2,400	Dollar Tree, Inc.*	101,664
1,100	Dress Barn, Inc.*	8,613
2,400	Ethan Allen Interiors, Inc.	33,144
5,100	Family Dollar Stores, Inc.	141,678
6,600	Foot Locker, Inc.	44,418
1,100	Fred’s, Inc.-Class A	12,650
2,090	Furniture Brands International, Inc.	6,813
4,600	Gannett Co., Inc.	40,066
2,500	Group 1 Automotive, Inc.	26,225
1,000	Harman International Industries, Inc.	15,050
2,400	Harte-Hanks, Inc.	14,328
2,000	Hasbro, Inc.	53,600
700	ITT Educational Services, Inc.*	63,056
500	Jakks Pacific, Inc.*	8,950
6,600	Jones Apparel Group, Inc.	33,858
1,300	K-Swiss, Inc.-Class A	16,380
5,500	Leggett & Platt, Inc.	80,300
5,500	Liz Claiborne, Inc.	15,675
400	Marvel Entertainment, Inc.*	11,780
824	MDC Holdings, Inc.	25,544
1,700	Men’s Wearhouse (The), Inc.	18,088
800	Meredith Corp.	12,912
400	Mohawk Industries, Inc.*	12,296
400	National Presto Industries, Inc.	26,244
3,200	New York Times Co. (The)-Class A	24,128
137	NVR, Inc.*	59,492
2,700	O’Reilly Automotive, Inc.*	70,389
1,400	Oxford Industries, Inc.	8,400
400	Papa John’s International, Inc.*	7,088
9,300	Penske Auto Group, Inc.	70,494
1,300	PetMed Express, Inc.*	23,309
700	Polaris Industries, Inc.	19,110
3,100	Pomeroy IT Solutions, Inc.*	9,393
500	Pre-Paid Legal Services, Inc.*	20,000
4,900	RadioShack Corp.	48,265
2,900	Regis Corp.	31,871

6,300	Rent-A-Center, Inc.*	103,383
2,000	Ross Stores, Inc.	53,000
800	Snap-On, Inc.	28,840
4,900	Sonic Automotive, Inc.	15,778
1,700	Stanley Works (The)	54,043
400	Steven Madden, Ltd.*	6,844
140	Strayer Education, Inc.	33,545
2,400	Thor Industries, Inc.	37,536
2,100	Timberland Co.-Class A*	21,315
1,800	Toll Brothers, Inc.*	35,874
500	Tractor Supply Co.*	19,190
3,000	TRW Automotive Holdings Corp.*	10,680
1,100	Tupperware Corp.	21,637
900	Urban Outfitters, Inc.*	16,353
400	Weight Watchers International, Inc.	11,320
1,500	Williams-Sonoma, Inc.	10,515
1,500	Wolverine World Wide, Inc.	28,905
500	Zale Corp.*	2,965
	Total Consumer Discretionary	2,485,465

	Consumer Staples — 4.4%
3,700	BJ’s Wholesale Club, Inc.*	132,386
800	Casey’s General Stores, Inc.	23,720
600	Chiquita Brands International, Inc.*	6,690
3,500	Dean Foods Co.*	50,960
1,800	Del Monte Foods Co.	10,656
500	Energizer Holdings, Inc.*	21,710
800	Estee Lauder Cos. (The), Inc.-Class A	22,320
1,400	Flowers Foods, Inc.	37,492
300	Fresh Del Monte Produce, Inc.*	7,572
1,800	Ingles Markets, Inc.-Class A	24,282
1,400	McCormick & Co., Inc. (Non Voting)	41,678
1,500	Nash Finch Co.	67,290
3,900	NBTY, Inc.*	56,823
1,800	Nu Skin Enterprises, Inc.-Class A	19,368
2,100	Pantry (The), Inc.*	40,614
400	PepsiAmericas, Inc.	6,704
900	Ruddick Corp.	24,624
1,000	Supervalu, Inc.	11,910
7,100	Tyson Foods, Inc.-Class A	47,641
600	United Natural Foods, Inc.*	10,806
400	WD-40 Co.	11,440
700	Winn-Dixie Stores, Inc.*	10,465
	Total Consumer Staples	687,151

	Energy — 6.6%
800	Berry Petroleum Co.	9,368
600	Callon Petroleum Co.*	1,470
5,300	Cimarex Energy Co.	150,361
400	Comstock Resources, Inc.*	16,772
1,500	Encore Acquisition Co.*	39,660
600	Forest Oil Corp.*	10,470
4,100	Grey Wolf, Inc.*	22,468
2,200	Helmerich & Payne, Inc.	55,792
1,200	Holly Corp.	21,828
300	Hornbeck Offshore Services, Inc.*	5,064
204	Kinder Morgan Management, LLC.*	8,415
700	Lufkin Industries, Inc.	34,517
2,200	Oil States International, Inc.*	47,124

800	Overseas Shipholding Group, Inc.	29,648
15,000	Patterson-UTI Energy, Inc.	187,350
200	Petroleum Development Corp.*	3,840
2,800	Pioneer Drilling Co.*	20,552
200	Plains Exploration & Production Co.*	4,630
1,300	St. Mary Land & Exploration Co.	26,143
1,700	Stone Energy Corp.*	28,254
1,400	Swift Energy Co.*	29,918
900	Tidewater, Inc.	35,532
3,800	Unit Corp.*	108,984
4,300	VAALCO Energy, Inc.*	27,090
1,700	W&T Offshore, Inc.	23,800
800	Whiting Petroleum Corp.*	30,640
1,700	World Fuel Services Corp.	61,710
	Total Energy	1,041,400

	Financials — 35.9%
5,750	American Financial Group, Inc.	117,817
200	American National Insurance Co.	14,764
1,000	American Physicians Capital, Inc.	38,350
8,600	Annaly Capital Management, Inc.	123,582
1,400	Anworth Mortgage Asset Corp. REIT	8,862
2,700	Arch Capital Group Ltd.*	183,033
3,300	Aspen Insurance Holdings Ltd.	60,819
8,200	Associated Banc Corp.	178,186
2,950	Astoria Financial Corp.	54,457
4,400	Axis Capital Holdings Ltd.	111,364
300	Bancfirst Corp.	13,173
2,500	Bancorpsouth, Inc.	55,600
1,600	Bank Mutual Corp.	16,400
1,400	Bank of Hawaii Corp.	62,454
100	Bank of the Ozarks, Inc.	2,722
1,000	BOK Financial Corp.	46,390
1,700	Brown & Brown, Inc.	33,830
200	Capitol Federal Financial	8,554
2,800	Cathay General Bancorp	57,456
800	Center Financial Corp.	5,632
1,100	Chemical Financial Corp.	27,203
1,200	City Holding Co.	42,504
1,800	City National Corp.	78,984
1,400	CNA Surety Corp.*	16,954
1,400	Comerica, Inc.	31,570
2,830	Commerce Bancshares, Inc.	123,982
2,700	Community Bank System, Inc.	62,262
300	Community Trust Bancorp	9,795
400	Cullen/Frost Bankers, Inc.	21,684
1,200	Delphi Financial Group, Inc.-Class A	14,520
2,000	Dime Community Bancshares	26,980
1,500	Encore Capital Group, Inc.*	12,540
2,600	Endurance Specialty Holdings Ltd.	69,992
200	Entertainment Properties Trust	4,906
1,100	Erie Indemnity Co.-Class A	41,184
600	FBL Financial Group, Inc.-Class A	6,822
1,400	Federal Agricultural Mortgage Corp.-Class C	6,202
500	Financial Federal Corp.	9,610
4,116	First American Corp.	98,866
2,200	First Commonwealth Financial Corp.	26,422
300	First Financial Bankshares, Inc.	15,675
500	First Merchants Corp.	10,085

2,900	First Niagara Financial Group, Inc.	44,979
4,100	FirstMerit Corp.	90,200
1,800	Flushing Financial Corp.	24,588
300	FPIC Insurance Group, Inc.*	13,902
6,800	Fulton Financial Corp.	75,616
1,300	Hancock Holding Co.	56,043
200	Hanmi Financial Corp.	470
900	Hanover Insurance Group (The), Inc.	36,288
1,500	Harleysville Group, Inc.	56,520
7,900	HCC Insurance Holdings, Inc.	184,149
800	Health Care REIT, Inc.	30,400
500	Home Properties, Inc.	19,500
3,400	Horace Mann Educators Corp.	28,968
500	Infinity Property & Casualty Corp.	22,945
1,400	Inland Real Estate Corp. REIT	15,638
5,320	International Bancshares Corp.	125,020
900	IPC Holdings Ltd.	25,200
273	Kansas City Life Insurance Co.	12,501
2,000	Knight Capital Group, Inc.-Class A*	33,100
1,100	Liberty Property Trust REIT	21,032
1,400	LTC Properties, Inc. REIT	27,272
300	Mack-Cali Realty Corp. REIT	5,691
100	MainSource Financial Group, Inc.	1,559
140	Markel Corp.*	43,120
1,400	Max Capital Group Ltd.	16,184
2,000	Mercury General Corp.	90,980
1,600	Montpelier Re Holdings, Ltd.	22,032
1,900	Nara Bancorp, Inc.	20,634
1,700	Nationwide Financial Services, Inc.-Class A	86,360
600	Nationwide Health Properties, Inc. REIT	13,578
600	Navigators Group, Inc.*	32,580
1,100	NBT Bancorp, Inc.	29,172
900	Northwest Bancorp, Inc.	19,287
600	OceanFirst Financial Corp.	8,952
300	Odyssey Re Holdings Corp.	13,497
3,800	Old National Bancorp	65,284
7,475	Old Republic International Corp.	76,694
1,600	Oriental Financial Group, Inc.	10,048
800	Park National Corp.	54,792
1,600	PartnerRe Ltd.	111,936
4,700	Philadelphia Consolidated Holding Corp.*	288,815
1,300	Platinum Underwriters Holdings Ltd.	39,949
2,300	Popular, Inc.	14,375
2,000	Presidential Life Corp.	21,520
100	ProAssurance Corp.*	5,459
4,300	Protective Life Corp.	40,076
2,100	Provident Financial Services, Inc.	31,479
200	PS Business Parks, Inc.	9,532
300	Raymond James Financial, Inc.	6,591
2,100	Reinsurance Group of America, Inc.	85,260
1,200	RenaissanceRe Holdings Ltd.	56,556
1,700	RLI Corp.	99,144
1,300	S&T Bancorp	44,187
500	S.Y. Bancorp, Inc.	13,245
2,200	Safety Insurance Group, Inc.	77,176
3,200	SEI Investments Co.	49,472
3,600	Selective Insurance Group, Inc.	82,656
2,800	StanCorp Financial Group, Inc.	93,268
1,200	State Auto Financial Corp.	25,776
1,100	Stewart Information Services Corp.	12,870

310	Student Loan Corp.	11,740
200	SVB Financial Group*	8,010
6,200	Synovus Financial Corp.	51,584
2,800	TCF Financial Corp.	46,760
3,200	Transatlantic Holdings, Inc.	126,848
3,500	Trustmark Corp.	69,860
1,100	UDR, Inc. REIT	16,643
500	UMB Financial Corp.	23,905
1,300	United Bankshares, Inc.	43,225
400	United Fire & Casualty Co.	8,556
1,500	Unitrin, Inc.	28,710
6,000	W.R. Berkley Corp.	170,580
900	Waddell and Reed Financial, Inc.	12,096
1,500	Webster Financial Corp.	22,500
1,400	Westamerica Bancorporation	74,424
2,500	Whitney Holding Corp.	43,825
2,800	Wilmington Trust Corp.	67,732
900	Wilshire Bancorp, Inc.	6,174
2,700	Zenith National Insurance Corp.	89,073
	Total Financials	5,638,549

	Health Care — 9.3%
2,100	AMERIGROUP Corp.*	51,576
100	Bio-Rad Laboratories, Inc.*	7,416
2,800	Centene Corp.*	51,800
800	Charles River Laboratories International, Inc.*	18,240
800	Covance, Inc.*	31,264
4,700	Endo Pharmaceuticals Holdings, Inc.*	103,353
700	Hanger Orthopedic Group, Inc.*	11,235
3,200	Health Net, Inc.*	28,832
500	Hill-Rom Holdings, Inc.	10,270
600	Idexx Laboratories, Inc.*	18,546
400	Immucor, Inc.*	9,708
1,600	IMS Health, Inc.	21,040
2,500	Invacare Corp.	36,950
2,700	Kindred Healthcare, Inc.*	28,971
23,100	King Pharmaceuticals, Inc.*	221,991
300	Landauer, Inc.	17,226
1,800	Life Technologies Corp.*	46,980
3,800	LifePoint Hospitals, Inc.*	76,228
1,700	Lincare Holdings, Inc.*	40,681
900	Merit Medical Systems, Inc.*	13,059
2,100	Molina Healthcare, Inc.*	49,749
2,700	Mylan, Inc.*	25,407
5,600	Omnicare, Inc.	135,016
2,200	Owens & Minor, Inc.	91,366
2,100	Patterson Cos., Inc.*	39,522
1,100	Pediatrix Medical Group, Inc.*	34,232
800	Perrigo Co.	27,528
200	RehabCare Group, Inc.*	2,910
700	Res-Care, Inc.*	9,135
300	Steris Corp.	8,295
600	Techne Corp.	37,206
4,500	Tenet Healthcare Corp.*	5,445
1,600	Universal Health Services, Inc.-Class B	59,440
900	Valeant Pharmaceuticals International*	17,532
900	VCA Antech, Inc.*	17,145
1,100	Waters Corp.*	45,353

800	WellCare Health Plans, Inc.*	7,168
	Total Health Care	1,457,815

	Industrials — 7.4%
100	A.O. Smith Corp.	3,274
1,000	ABM Industries, Inc.	16,870
300	Alliant Techsystems, Inc.*	24,660
500	Argon ST, Inc.*	9,795
1,000	Arkansas Best Corp.	26,550
100	Brady Corp.-Class A	2,065
300	Carlisle Cos., Inc.	6,369
300	CBIZ, Inc.*	2,409
2,100	Ceradyne, Inc.*	55,146
2,800	Cintas Corp.	67,256
700	Con-way, Inc.	19,579
2,500	Copart, Inc.*	66,675
700	Crane Co.	10,374
2,700	Deluxe Corp.	28,404
1,500	EMCOR Group, Inc.*	23,655
2,000	Ennis, Inc.	20,340
2,500	Gardner Denver, Inc.*	61,875
900	GATX Corp.	25,335
1,500	HNI Corp.	20,025
600	HUB Group Inc.-Class A*	16,020
300	Hubbell, Inc.-Class B	8,970
700	Insituform Technologies, Inc.-Class A*	11,347
4,100	Kelly Services, Inc.-Class A	47,765
3,000	Manpower, Inc.	94,440
1,500	MPS Group, Inc.*	9,930
600	MSC Industrial Direct Co., Inc.-Class A	20,766
2,000	Mueller Industries, Inc.	46,600
1,900	Pacer International, Inc.	18,411
400	Pentair, Inc.	9,944
900	Resources Connection, Inc.*	15,579
2,200	Ryder System, Inc.	79,002
22	Seaboard Corp.	19,822
600	Simpson Manufacturing Co., Inc.	15,600
3,500	Skywest, Inc.	53,200
720	SPX Corp.	26,870
700	Timken Co. (The)	10,157
1,400	Tredegar Corp.	22,008
1,300	United Stationers, Inc.*	41,353
3,100	Volt Information Sciences, Inc.*	18,848
600	Watsco, Inc.	23,604
500	Watson Wyatt Worldwide, Inc.	20,160
1,600	Werner Enterprises, Inc.	27,808
1,200	WESCO International, Inc.*	17,748
	Total Industrials	1,166,608

	Information Technology — 9.2%
700	Actel Corp.*	6,482
500	ADTRAN, Inc.	7,100
2,000	Affiliated Computer Services, Inc.-Class A*	80,900
200	Anixter International, Inc.*	5,480
2,200	Arrow Electronics, Inc.*	30,360
900	Avnet, Inc.*	12,816
900	Avocent Corp.*	16,929
1,400	Benchmark Electronics, Inc.*	17,752
700	Black Box Corp.	17,136

200	CACI International, Inc.-Class A*	8,882
1,300	Cognex Corp.	17,719
6,300	Convergys Corp.*	39,627
1,500	CSG Systems International, Inc.*	25,260
700	Diebold, Inc.	19,600
550	Factset Research Systems, Inc.	22,000
800	Fair Isaac Corp.	11,312
1,200	FLIR Systems, Inc.*	37,224
2,200	Global Payments, Inc.	79,574
900	IAC/InterActiveCorp*	13,311
14,450	Ingram Micro, Inc.-Class A*	155,626
3,300	Insight Enterprises, Inc.*	13,431
2,100	j2 Global Communications, Inc.*	40,992
3,600	Jabil Circuit, Inc.	23,688
7,900	Lexmark International, Inc.*	206,822
100	Mantech International Corp.-Class A*	5,442
270	Mettler-Toledo International, Inc.*	22,208
1,200	MKS Instruments, Inc.*	17,172
2,100	ModusLink Global Solutions, Inc.*	9,324
500	Molex, Inc.	6,800
2,500	Perot Systems Corp.-Class A*	31,200
600	Plantronics, Inc.	7,626
8,600	QLogic Corp.*	91,332
2,000	RealNetworks, Inc.*	7,600
300	Rogers Corp.*	8,460
1,300	SAIC, Inc.*	23,140
3,900	Silicon Image, Inc.*	14,742
500	SRA International, Inc.-Class A*	7,510
2,100	Sybase, Inc.*	51,744
3,300	SYNNEX Corp.*	34,518
5,897	Tech Data Corp.*	102,844
7,100	Western Digital Corp.*	86,620
	Total Information Technology	1,438,305

	Materials — 5.3%
1,300	Ashland, Inc.	12,415
1,800	Ball Corp.	65,610
2,200	Bemis Co., Inc.	59,444
3,800	Commercial Metals Co.	45,524
700	Compass Minerals International, Inc.	39,193
700	Cytec Industries, Inc.	15,421
800	Eastman Chemical Co.	26,320
1,800	FMC Corp.	78,660
4,700	Headwaters, Inc.*	26,696
400	Innophos Holdings, Inc.	6,592
500	Lubrizol Corp.	17,560
800	NewMarket Corp.	26,784
600	Olin Corp.	9,828
200	Olympic Steel, Inc.	3,500
5,400	PolyOne Corp.*	15,282
4,400	Reliance Steel & Aluminum Co.	90,728
300	Rock-Tenn Co.-Class A	10,131
1,400	Schnitzer Steel Industries, Inc.-Class A	37,800
900	Sealed Air Corp.	14,247
300	Sensient Technologies Corp.	7,212
2,800	Sigma-Aldrich Corp.	120,708
1,800	Sonoco Products Co.	45,180
858	Stepan Co.	39,451

1,400	Worthington Industries, Inc.	18,592
	Total Materials	832,878

	Telecommunication Services — 0.4%
2,200	CenturyTel, Inc.	58,432

	Utilities — 2.4%
1,300	Energen Corp.	40,040
3,400	Hawaiian Electric Industries, Inc.	92,718
400	IDACORP, Inc.	12,160
500	Laclede Group (The), Inc.	26,340
2,100	MDU Resources Group, Inc.	42,693
300	MGE Energy, Inc.	10,620
900	National Fuel Gas Co.	29,277
600	ONEOK, Inc.	17,604
400	Piedmont Natural Gas Co.	13,440
3,000	TECO Energy, Inc.	39,000
300	UIL Holdings Corp.	8,937
900	Vectren Corp.	25,344
500	Wisconsin Energy Corp.	21,730
	Total Utilities	379,903

	TOTAL COMMON STOCKS (COST $22,407,402)	15,186,506

	SHORT-TERM INVESTMENTS — 3.2%

	Money Market Funds — 3.2%
502,295	State Street Institutional Treasury Money Market Fund-Institutional Class	502,295

	TOTAL SHORT-TERM INVESTMENTS (COST $502,295)	502,295

	TOTAL INVESTMENTS — 99.9% (Cost $22,909,697)	15,688,801
	Other Assets and Liabilities (net) — 0.1%	9,917

	TOTAL NET ASSETS— 100.0%	$15,698,718

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$23,419,704	$417,086	$(8,147,989)	$(7,730,903)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
5	Russell Mini	December 2008	$236,350	$(28,189)
4	S&P Mid 400 E-Mini	December 2008	205,600	(19,888)
			$441,950	$(48,077)

As of November 30, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*        Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$15,186,506	$—
Level 2 – Other Significant Observable Inputs	502,295	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$15,688,801	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$(48,077)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(48,077)

*Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,415,266	GMO Emerging Markets Fund, Class VI	18,814,925
9,444,674	GMO International Growth Equity Fund, Class IV	155,176,002
8,976,912	GMO International Intrinsic Value Fund, Class IV	153,146,124
16,606,404	GMO U.S. Core Equity Fund, Class VI	147,464,871
17,392,253	GMO U.S. Quality Equity Fund, Class VI	285,232,956

	TOTAL MUTUAL FUNDS (COST $1,188,231,782)	759,834,878

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

26,573	State Street Eurodollar Time Deposit, 0.50%, due 12/01/08	26,573
	TOTAL SHORT-TERM INVESTMENTS (COST $26,573)	26,573

	TOTAL INVESTMENTS — 100.0% (Cost $1,188,258,355)	759,861,451

	Other Assets and Liabilities (net) — (0.0)%	(50,611)

	TOTAL NET ASSETS — 100.0%	$759,810,840

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,204,937,615	$—	$(445,076,164)	$(445,076,164)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended November 30, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$—	$738,869	$722,877	$6,749	$65,044	$—
GMO Emerging Markets Fund, Class VI	—	39,184,630	14,090,061	—	2,194,706	18,814,925
GMO Emerging Markets Opportunities Fund, Class VI	80,556,568	14,281,406	76,112,925	295,748	13,985,658	—
GMO International Growth Equity Fund, Class IV	224,920,412	71,806,259	29,527,467	5,355,524	9,255,424	155,176,002
GMO International Intrinsic Value Fund, Class IV	221,378,801	80,648,411	29,755,626	4,224,983	14,665,950	153,146,124
GMO U.S. Core Equity Fund, Class VI	224,789,300	37,510,944	52,846,550	3,010,945	—	147,464,871
GMO U.S. Quality Equity Fund, Class VI	192,718,528	193,678,082	30,597,140	4,133,264	1,796,815	285,232,956
Totals	$944,363,609	$437,848,601	$233,652,646	$17,027,213	$41,963,597	$759,834,878

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of November 30, 2008, 36.79% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$759,861,451	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$759,861,451	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund’s summary of valuation inputs please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or November 30, 2008, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2008 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 98.7%

	Asset-Backed Securities — 91.4%

	Auto Financing — 12.5%
9,000,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR+ .24%, 1.66%, due 08/15/13	8,454,780
6,300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR+ .40%, 1.82%, due 02/18/14	5,367,600
9,900,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, Variable Rate, 1 mo. LIBOR+ 1.65%, 3.07%, due 08/15/13	8,108,142
5,085,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	4,375,897
6,300,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 11/15/11	5,674,914
6,800,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 02/15/12	5,709,756
1,800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR+ .38%, 1.80%, due 07/15/12	1,455,300
12,690,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR+ .25%, 1.67%, due 06/15/13	6,979,500
4,500,000	Merrill Auto Trust Securitization, Series 07-1, Class A4, Variable Rate, 1 mo. LIBOR+ .06%, 1.48%, due 12/15/13	3,878,262
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, Variable Rate, 1 mo. LIBOR+ 2.20%, 3.62%, due 04/15/15	7,839,844
12,600,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 06/17/13	11,260,998
13,500,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .05%, 1.47%, due 08/15/11	10,220,311
9,000,000	Superior Wholesale Inventory Financing Trust, Series 04-A10, Class A, Variable Rate, 1 mo. LIBOR+ .10%, 1.52%, due 09/15/11	8,198,640
2,700,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR+ .10%, 1.52%, due 06/15/12	1,620,000
7,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .27%, 1.69%, due 12/15/16	6,211,080
12,600,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 1.42%, due 11/15/12	10,736,964
	Total Auto Financing	106,091,988

	Bank Loan Collateralized Debt Obligations — 1.2%
5,341,245	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR+ .17%, 3.37%, due 06/20/25	4,885,569
6,480,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .25%, 4.46%, due 07/05/11	5,268,953
	Total Bank Loan Collateralized Debt Obligations	10,154,522

	Business Loans — 4.0%
1,671,816	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .37%, 1.77%, due 01/25/35	1,280,611
3,500,734	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR+ .39%, 1.79%, due 01/25/36	2,394,502
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR+ 1.30%, 2.70%, due 12/25/37	6,723,000
1,339,914	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .12%, 1.57%, due 08/22/16	1,184,484
2,009,113	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .24%, 1.66%, due 11/15/33	1,292,565
46,079	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .06%, 4.56%, due 04/19/15	45,619

11,700,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR+ .01%, 1.46%, due 07/20/12	9,479,218
2,315,346	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 02/25/30	1,319,747
1,655,710	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 09/25/30	894,083
5,210,606	Lehman Brothers Small Balance Commercial, Series 07-2A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR+ .12%, 1.52%, due 06/25/37	2,917,939
988,026	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR+ .65%, 2.05%, due 10/25/37	790,421
2,700,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR+ .85%, 2.25%, due 10/25/37	1,620,000
4,500,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR+ .11%, 1.51%, due 02/25/13	3,897,000
	Total Business Loans	33,839,189

	CMBS — 5.3%
2,796,705	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	2,745,246
6,300,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR+ .12%, 1.60%, due 07/15/44	4,984,560
11,700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR+ .13%, 1.55%, due 12/15/20	9,243,000
6,300,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	5,439,420
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	3,392,438
1,056,683	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .09%, 2.45%, due 11/05/21	924,597
6,300,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	5,607,000
954,248	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .08%, 1.50%, due 09/15/21	715,675
5,400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	4,715,508
2,700,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, Variable Rate, 5.91%, due 10/15/42	1,935,603
7,136,084	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .09%, 1.51%, due 09/15/21	5,209,341
	Total CMBS	44,912,388

	CMBS Collateralized Debt Obligations — 1.0%
6,780,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .80%, 2.95%, due 11/23/52	542,400
6,300,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .32%, 1.72%, due 08/26/30	3,969,630
6,700,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .33%, 1.73%, due 05/25/46	4,489,000
	Total CMBS Collateralized Debt Obligations	9,001,030

	Credit Cards — 17.3%
1,800,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR+ .06%, 1.51%, due 04/20/12	1,640,988
4,500,000	American Express Credit Account Master Trust, Series 04-4, Class A, Variable Rate, 1 mo. LIBOR+ .09%, 1.51%, due 03/15/12	4,338,828
9,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 02/15/13	8,273,970
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 12/15/13	3,549,616
7,200,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR+ 3.00%, 6.21%, due 09/15/14	6,316,704
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR+ .15%, 2.30%, due 06/16/14	3,736,172

9,900,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR+ .01%, 1.43%, due 08/15/13	8,402,130
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, Variable Rate, 1 mo. LIBOR+ 1.10%, 2.52%, due 03/17/14	7,039,386
8,100,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ 1.25%, 2.67%, due 09/15/17	5,781,294
9,700,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, Variable Rate, 1 mo. LIBOR+ 1.10%, 2.51%, due 12/23/13	8,666,950
4,500,000	Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR+ .06%, 1.48%, due 06/18/13	3,870,000
4,000,000	Discover Card Master Trust I, Series 05-4, Class A2, Variable Rate, 1 mo. LIBOR+ .09%, 1.51%, due 06/16/15	2,960,000
5,550,000	Discover Card Master Trust I, Series 06-2, Class A1, Variable Rate, 1 mo. LIBOR, 1.42%, due 01/17/12	5,272,500
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, Variable Rate, 1 mo. LIBOR+ .03%, 1.45%, due 01/16/14	2,242,755
4,500,000	Discover Card Master Trust I, Series 96-4, Class A, Variable Rate, 1 mo. LIBOR+ .38%, 1.80%, due 10/16/13	3,949,763
10,800,000	First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR+ .75%, 2.17%, due 11/15/12	9,865,125
6,300,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 03/15/13	5,584,383
4,500,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR+ .01%, 1.43%, due 06/15/13	4,041,450
10,800,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR+ .05%, 1.47%, due 04/15/13	9,348,750
5,400,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR+ .55%, 1.97%, due 07/15/13	4,583,250
15,300,000	HSBC Private Label Credit Card Master Note, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 12/16/13	13,913,437
4,500,000	National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR+ 1.80%, 3.22%, due 05/15/13	3,780,000
6,300,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .14%, 2.96%, due 09/15/11	5,616,954
13,900,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR+ .18%, 1.60%, due 03/15/13	13,007,759
1,800,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .13%, 1.55%, due 02/15/17	1,293,786
	Total Credit Cards	147,075,950

	Equipment Leases — 1.6%
2,889,275	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR+ .04%, 1.46%, due 06/15/12	2,783,007
4,100,000	CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR+ .60%, 2.02%, due 10/17/11	3,749,122
8,100,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR+ .25%, 1.66%, due 06/14/11	7,229,250
	Total Equipment Leases	13,761,379

	Insurance Premiums — 1.0%
9,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR+ .05%, 1.47%, due 12/15/11	8,170,313

	Insured Auto Financing — 8.4%
4,700,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .12%, 1.57%, due 04/20/11	4,088,248
6,300,000	Aesop Funding II LLC, Series 06-1, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .22%, 1.67%, due 03/20/12	4,936,680

4,109,759	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR+ .08%, 2.26%, due 05/06/12	3,655,097
3,600,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR+ .04%, 2.22%, due 10/06/13	2,491,296
7,200,000	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, Variable Rate, 1 mo. LIBOR+ .03%, 2.21%, due 05/07/12	6,227,669
2,700,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR+ .80%, 2.98%, due 06/06/14	1,606,003
6,300,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR+ .50%, 2.27%, due 03/08/16	4,594,716
6,300,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .14%, 4.42%, due 05/20/10	6,104,259
5,700,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 07/15/13	4,658,382
10,800,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR+ .02%, 1.44%, due 11/15/13	8,185,752
1,800,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR+ .51%, 1.93%, due 04/16/12	1,570,464
1,350,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .14%, 1.54%, due 02/25/10	1,215,000
1,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 11/25/11	1,389,600
11,900,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR+ .65%, 2.07%, due 10/15/14	8,330,000
11,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR+ 1.20%, 2.74%, due 07/14/14	8,845,200
3,523,501	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	3,287,884
	Total Insured Auto Financing	71,186,250

	Insured Credit Cards — 0.7%
6,300,000	Cabela’s Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .12%, 1.54%, due 03/15/11	6,148,895

	Insured Other — 1.5%
5,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	3,500,000
3,921,030	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .20%, 1.62%, due 09/15/41	2,497,461
3,065,079	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .20%, 1.62%, due 12/15/41	1,959,137
4,744,217	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 3 mo. LIBOR+ .25%, 4.46%, due 01/05/14	3,216,579
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,294,900
	Total Insured Other	12,468,077

	Insured Residential Asset-Backed Securities (United States) — 0.9%
11,413,420	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, Variable Rate, 1 mo. LIBOR+ .21%, 1.61%, due 07/25/34	7,498,617

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,405,339	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR+ .19%, 1.59%, due 11/25/35	993,153

	Insured Time Share — 0.7%
1,273,052	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR+ .18%, 1.63%, due 05/20/17	992,980
1,162,692	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ .15%, 1.60%, due 05/20/18	882,990

5,270,746	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR+ 1.00%, 2.45%, due 09/20/19	3,908,327
	Total Insured Time Share	5,784,297

	Insured Transportation — 0.6%
6,975,000	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR+ .18%, 1.66%, due 08/18/21	4,952,250

	Investment Grade Corporate Collateralized Debt Obligations — 2.5%
2,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .60%, 3.46%, due 08/05/09	1,286,000
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR+ .65%, 3.85%, due 12/20/09	2,072,000
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR+ .75%, 6.14%, due 12/20/09	865,000
5,000,000	Morgan Stanley ACES SPC, Series 04-16, Class I, 144A, Variable Rate, 3 mo. LIBOR+ .40%, 3.26%, due 08/05/09	3,745,000
2,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .52%, 3.72%, due 03/20/10	810,000
5,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .40%, 3.60%, due 12/20/10	1,982,500
2,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .45%, 3.65%, due 03/20/10	1,040,000
9,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR+ .29%, 3.49%, due 06/20/13	1,174,500
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 3 mo. LIBOR+ .70%, 3.90%, due 08/01/11	6,003,900
6,000,000	Salisbury International Investments Ltd., Variable Rate, 3 mo. LIBOR+ .42%, 3.62%, due 06/22/10	2,624,400
	Total Investment Grade Corporate Collateralized Debt Obligations	21,603,300

	Residential Asset-Backed Securities (United States) — 16.4%
3,512,290	Accredited Mortgage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR+ .05%, 1.45%, due 02/25/37	3,054,990
1,334,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR+ .27%, 1.67%, due 09/25/35	600,300
370,901	ACE Securities Corp., Series 05-SDI, Class A1, Variable Rate, 1 mo. LIBOR+ .40%, 1.80%, due 11/25/50	222,540
9,500,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR+ .18%, 1.58%, due 10/25/36	2,375,000
4,500,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR+ .10%, 1.50%, due 07/25/36	1,980,000
12,100,000	ACE Securities Corp., Series 06-HE2, Class A2C, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 05/25/36	4,840,000
2,638,449	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR+ .09%, 1.49%, due 06/25/36	1,921,609
1,109,201	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 09/25/35	110,920
2,267,046	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR+ .10%, 1.50%, due 06/25/36	340,057
2,700,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR+ .17%, 1.57%, due 06/25/36	89,451
1,586,243	ACE Securities Corp., Series 06-SL4, Class A1, Variable Rate, 1 mo. LIBOR+ .12%, 1.52%, due 09/25/36	158,624
4,889,280	ACE Securities Corp., Series 07-ASL1, Class A2, Variable Rate, 1 mo. LIBOR+ .17%, 1.57%, due 12/25/36	488,928
3,334,837	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR+ .07%, 1.47%, due 11/25/36	1,934,206
12,400,000	Argent Securities, Inc., Series 06-M1, Class AC2, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 07/25/36	4,092,000

10,800,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR+ .11%, 1.51%, due 09/25/36	8,640,000
6,300,000	Argent Securities, Inc., Series 06-M2, Class A2C, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 09/25/36	2,709,000
4,033,556	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR+ .19%, 1.59%, due 03/25/36	2,710,550
2,300,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 06/25/36	1,594,188
3,800,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR+ .11%, 1.51%, due 10/25/36	3,238,360
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 10/25/36	1,211,220
479,547	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR+ .06%, 1.46%, due 11/25/36	447,993
9,096,350	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .22%, 1.62%, due 05/25/37	6,589,396
5,800,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .50%, 1.93%, due 02/28/40	4,485,031
3,976,121	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR+ .11%, 1.51%, due 11/25/36	3,111,314
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR+ .20%, 1.60%, due 11/25/36	3,064,500
3,462,738	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 02/25/37	782,925
2,700,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 06/25/36	1,973,700
3,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 12/25/36	961,000
7,200,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 11/25/36	4,725,360
8,712,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR+ .14%, 1.54%, due 02/25/37	5,467,651
3,013,700	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR+ .08%, 1.48%, due 03/25/37	2,696,357
1,408,595	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .11%, 1.51%, due 04/25/36	1,305,152
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 08/25/36	1,452,000
1,869,690	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR+ .17%, 1.57%, due 12/25/35	1,645,328
9,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 08/25/36	1,404,000
1,383,413	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR+ .31%, 1.76%, due 01/20/35	940,721
989,136	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR+ .29%, 1.74%, due 01/20/35	652,830
6,366,541	Household Home Equity Loan Trust, Series 06-2, Class A1, Variable Rate, 1 mo. LIBOR+ .15%, 1.60%, due 03/20/36	3,628,928
8,100,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR+ .12%, 1.52%, due 12/25/36	3,645,000
1,461,446	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 10/25/35	1,154,543
4,500,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 03/25/36	1,935,000
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 06/25/36	856,440
6,160,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 08/25/36	1,680,448
3,600,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 10/25/36	1,089,000

1,996,029	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 03/25/36	309,384
3,476,721	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, Variable Rate, 1 mo. LIBOR+ .28%, 1.68%, due 01/25/47	3,002,610
2,700,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 04/25/36	1,215,000
2,400,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 11/25/36	1,080,000
9,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, Variable Rate, 1 mo. LIBOR+ .17%, 1.57%, due 09/25/36	6,390,000
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 07/25/36	5,096,000
46,026	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 08/25/35	45,648
28,876	People’s Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR+ .27%, 1.67%, due 08/25/35	28,812
2,826,919	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR+ .26%, 1.66%, due 12/25/35	2,240,333
795,909	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR+ .23%, 1.63%, due 04/25/35	760,590
7,200,000	Saxon Asset Securities Trust, Series 06-3, Class A2, Variable Rate, 1 mo. LIBOR+ .11%, 1.51%, due 10/25/46	5,040,000
9,200,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, Variable Rate, 1 mo. LIBOR+ .16%, 1.56%, due 07/25/36	3,848,360
3,159,433	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .29%, 1.69%, due 10/25/36	2,954,070
792,518	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR+ .26%, 1.66%, due 10/25/35	675,622
6,344,208	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, Variable Rate, 1 mo. LIBOR+ .12%, 1.52%, due 01/25/37	5,507,566
3,700,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 06/25/37	2,443,012
2,700,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR+ .20%, 1.60%, due 01/25/36	1,080,000
1,889,010	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR+ .29%, 1.69%, due 11/25/35	283,352
	Total Residential Asset-Backed Securities (United States)	140,006,919

	Residential Mortgage-Backed Securities (Australian) — 3.7%
1,567,422	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR+ .21%, 4.73%, due 01/10/35	1,359,770
2,123,425	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR+ .13%, 2.37%, due 11/19/37	1,757,467
3,254,563	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .06%, 4.56%, due 07/20/38	2,790,849
2,172,780	Crusade Global Trust, Series 06-2, Class A1, Variable Rate, 3 mo. LIBOR+ .06%, 2.21%, due 11/15/37	1,730,250
9,479,141	Interstar Millennium Trust, Series 04-2G, Class A, Variable Rate, 3 mo. LIBOR+ .20%, 3.02%, due 03/14/36	7,864,180
4,633,928	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR+ .12%, 2.94%, due 12/08/36	3,735,279
2,018,868	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR+ .08%, 2.47%, due 05/10/36	1,746,382
3,034,527	Medallion Trust, Series 07-1G, Class A1, Variable Rate, 3 mo. LIBOR+ .04%, 2.24%, due 02/27/39	2,733,469
4,567,124	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .07%, 4.57%, due 10/20/37	3,680,097
5,285,070	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR+ .07%, 2.24%, due 02/21/38	4,561,015
	Total Residential Mortgage-Backed Securities (Australian)	31,958,758

	Residential Mortgage-Backed Securities (European) — 8.0%
9,900,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR+ .11%, 3.31%, due 09/20/66	9,185,220
3,200,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR+ .09%, 2.24%, due 02/17/52	2,717,440
9,000,000	Arran Residential Mortgages Funding Plc, Series 06-2A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR+ .05%, 3.25%, due 09/20/56	8,190,000
6,300,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR+ .10%, 4.92%, due 01/13/39	5,119,380
1,098,512	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR+ .07%, 4.89%, due 10/11/41	1,000,579
5,393,468	Granite Master Issuer Plc, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR+ .04%, 1.49%, due 12/20/54	4,864,908
9,000,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR+ .08%, 4.83%, due 07/15/40	7,955,370
10,919,610	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR+ .06%, 2.88%, due 12/10/43	8,484,100
1,112,958	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR+ .14%, 3.34%, due 03/21/37	998,546
3,700,980	Leek Finance Plc, Series 16A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR+ .16%, 3.36%, due 09/21/37	3,087,543
2,700,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR+ .04%, 2.43%, due 05/08/16	2,565,000
3,099,825	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR+ .11%, 2.26%, due 11/15/38	2,254,999
3,094,907	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR+ .10%, 2.92%, due 09/15/39	2,666,974
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, Variable Rate, 3 mo. LIBOR+ .11%, 4.86%, due 07/15/33	2,153,250
4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR+ .08%, 4.83%, due 10/15/33	3,669,165
2,913,509	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR+ .07%, 2.89%, due 06/12/25	2,863,688
	Total Residential Mortgage-Backed Securities (European)	67,776,162

	Residential Mortgage-Backed Securities (United States) — 0.0%
501,135	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR+ .25%, 1.65%, due 07/25/30	418,447

	Student Loans — 4.0%
2,872,964	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR+ .11%, 3.65%, due 04/25/16	2,792,521
6,192,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR+ .01%, 3.55%, due 01/25/23	5,771,563
3,600,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR+ .25%, 3.79%, due 01/25/24	3,494,250
1,378,823	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 2.16%, due 08/25/20	1,340,272
919,317	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR+ .05%, 3.82%, due 09/27/21	872,735
1,668,743	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR+ .04%, 3.24%, due 06/20/15	1,539,749
6,515,611	National Collegiate Student Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR+ .15%, 1.55%, due 02/25/26	5,727,548
1,281,360	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR+ .14%, 1.54%, due 08/25/23	1,221,777
2,796,940	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR+ .08%, 1.48%, due 08/26/19	2,573,184

3,387,393	SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR+ .03%, 4.78%, due 10/15/15	3,331,157
6,800,000	SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR+ .25%, 3.79%, due 01/25/19	5,586,200
	Total Student Loans	34,250,956
	Total Asset-Backed Securities	778,052,840

	U.S. Government — 7.2%
65,547,385	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10	60,943,730

	U.S. Government Agency — 0.1%
800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	818,000
	TOTAL DEBT OBLIGATIONS (COST $1,121,414,026)	839,814,570

Principal Amount		Description	Value ($)
		OPTIONS PURCHASED — 7.6%

		Currency Options — 2.5%
USD	700,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 1.19	4,831,400
USD	700,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 1.19	4,816,700
USD	700,000,000	USD Call/JPY Put, Expires 09/10/13, Strike 1.19	4,831,400
USD	700,000,000	USD Call/JPY Put, Expires 09/12/13, Strike 1.19	4,833,500
USD	350,000,000	USD Call/JPY Put, Expires 09/23/13, Strike 1.19	2,430,750
		Total Currency Options	21,743,750

		Options on Futures — 0.0%
USD	1,200	Eurodollar Futures Put, Expires 12/15/08, Strike 94.00	7,500
USD	1,200	Eurodollar Futures Put, Expires 12/15/08, Strike 97.00	15,000
		Total Options on Futures	22,500

		Options on Interest Rates — 1.9%
AUD	400,000,000	Floor on 3 Month AUD BBSW LIBOR Call, Expires 06/10/09, Strike 8.15%	5,778,146
GBP	150,000,000	Floor on 3 Month GBP LIBOR Call, Expires 09/13/09, Strike 5.40%	2,432,309
GBP	150,000,000	Floor on 3 Month GBP LIBOR Call, Expires 09/13/09, Strike 6.40%	4,368,634
USD	300,000,000	USD 3 Month LIBOR Cap Call, Expires 04/15/10, Strike 2.64%	1,394,100
USD	300,000,000	USD 3 Month LIBOR Floor Call, Expires 04/15/10, Strike 2.64%	2,029,500
		Total Options on Interest Rates	16,002,689

		Options on Interest Rate Swaps — 3.2%
EUR	225,000,000	EUR Swaption Call, Expires 01/07/09, Strike 4.10%	1,215,913
EUR	225,000,000	EUR Swaption Call, Expires 01/14/09, Strike 3.91%	961,300
EUR	150,000,000	EUR Swaption Call, Expires 02/12/10, Strike 3.85%	2,238,652
EUR	150,000,000	EUR Swaption Call, Expires 02/22/10, Strike 3.95%	2,342,669
EUR	225,000,000	EUR Swaption Put, Expires 01/07/09, Strike 4.10%	251,756
EUR	225,000,000	EUR Swaption Put, Expires 01/14/09, Strike 3.91%	418,640
GBP	14,000,000	GBP Swaption Call, Expires 02/28/11, Strike 5.17%	1,635,077
GBP	14,000,000	GBP Swaption Call, Expires 03/03/11, Strike 5.03%	1,460,652
GBP	28,000,000	GBP Swaption Call, Expires 03/14/11, Strike 4.96%	2,747,742
GBP	35,000,000	GBP Swaption Call, Expires 03/21/11, Strike 4.92%	3,298,940
GBP	14,000,000	GBP Swaption Put, Expires 02/28/11, Strike 5.17%	312,287
GBP	14,000,000	GBP Swaption Put, Expires 03/03/11, Strike 5.03%	365,589
GBP	28,000,000	GBP Swaption Put, Expires 03/14/11, Strike 4.96%	795,805
GBP	35,000,000	GBP Swaption Put, Expires 03/21/11, Strike 4.92%	1,049,709
USD	64,000,000	USD Swaption Call, Expires 04/10/18, Strike TBD	2,509,440
USD	64,000,000	USD Swaption Call, Expires 04/22/18, Strike TBD	2,497,856
USD	64,000,000	USD Swaption Call, Expires 05/01/18, Strike TBD	2,486,528
USD	200,000,000	USD Swaption Put, Expires 01/02/09, Strike 5.10%	507,000
		Total Options on Interest Rate Swaps	27,095,555
		TOTAL OPTIONS PURCHASED (COST $49,489,389)	64,864,494

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 9.1%

	Money Market Funds — 7.0%
23,396,718	State Street Institutional Liquid Reserves Fund-Institutional Class	23,396,718
35,905,941	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	35,905,941
	Total Money Market Funds	59,302,659

	Other Short-Term Investments — 2.1%
18,000,000	U.S. Treasury Bill, 0.73%, due 01/08/09(a)(b)	17,986,000
	TOTAL SHORT-TERM INVESTMENTS (COST $77,288,659)	77,288,659

	TOTAL INVESTMENTS — 115.4% (Cost $1,248,192,074)	981,967,723

	Other Assets and Liabilities (net) — (15.4)%	(130,725,114)

	TOTAL NET ASSETS — 100.0%	$851,242,609

As of November 30, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,248,192,074	$24,835,547	$(291,059,898)	$(266,224,351)

A summary of outstanding financial instruments at November 30, 2008 is as follows:

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Put	$400,000,000	6/10/2009	AUD	Floor on 3 Month AUD BBSW, Strike 7.85%	$(399,546)	$(5,197,292)
Put	400,000,000	6/10/2009	AUD	Floor on 3 Month AUD BBSW, Strike 7.55%	(190,260)	(4,616,701)
Put	225,000,000	1/7/2009	EUR	Interest Rate Swaption, Strike 4.98%	(851,130)	(15,431)
Put	225,000,000	1/14/2009	EUR	Interest Rate Swaption, Strike 5.00%	(784,890)	(20,861)
Call	150,000,000	2/12/2009	EUR	Interest Rate Swaption, Strike 3.50%	(667,310)	(553,805)
Call	150,000,000	2/20/2009	EUR	Interest Rate Swaption, Strike 3.62%	(639,820)	(771,936)
Call	45,000,000	1/16/2009	GBP	Interest Rate Swaption, Strike 4.37%	(352,579)	(2,465,382)
Put	45,000,000	1/16/2009	GBP	Interest Rate Swaption, Strike 5.37%	(387,450)	(16,710)
Call	300,000,000	9/13/2009	GBP	Floor on 3 Month GBP LIBOR, Strike 5.90%	(1,168,379)	(6,589,236)
Put	2,400	12/15/2008	USD	Eurodollar Futures, Strike 95.50	(655,200)	(15,000)
Call	130,000,000	1/2/2009	USD	Interest Rate Swaption, Strike 4.10%	(1,976,000)	(28,865,980)
Call	225,000,000	1/7/2009	EUR	Interest Rate Swaption, Strike 3.41%	(671,490)	(214,035)
Call	225,000,000	1/14/2009	EUR	Interest Rate Swaption, Strike 3.38%	(615,532)	(254,613)
Call	300,000,000	4/14/2009	USD	Interest Rate Swaption, Strike 2.69%	(1,395,000)	(1,937,700)
Put	300,000,000	4/14/2009	USD	Interest Rate Swaption, Strike 2.69%	(1,395,000)	(1,272,300)
Call	120,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(6,600,000)	(18,573,840)
Put	120,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(6,600,000)	(5,177,160)
					$(25,349,586)	$(76,557,982)

Swap Agreements

Credit Default Swaps

Notional		Expiration		Receive	Annual	Implied	Deliverable	Maximum Potential Amount of Future Payments by the		Market
Amount		Date	Counterparty	(Pay)	Premium	Credit Spread (1)	on Default	Fund Under the Contract (2)		Value
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	14.13%	Eagle Creek CDO	13,000,000	USD	$(2,594,322)
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	5.59%	Reference security within CDX Index	N/A	USD	5,755,424
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	1.63%	Reference security within CDX Index	N/A	USD	1,353,104
486,142,286	USD	12/20/2012	Morgan Stanley	Receive	0.70%	0.73%	Reference security within CDX Index	486,142,286	USD	167,249
486,142,286	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.73%	Reference security within CDX Index	486,142,286	USD	362,142
388,913,829	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.73%	Reference security within CDX Index	388,913,829	USD	289,713
291,685,371	USD	12/20/2012	Morgan Stanley	Receive	0.72%	0.72%	Reference security within CDX Index	291,685,371	USD	275,753
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	16.33%	MS Synthetic 2006-1	7,000,000	USD	(2,768,633)
							Premiums to (Pay) Receive		$—	$2,840,430

(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2008, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
893,000,000	SEK	12/17/2010	Morgan Stanley	(Pay)	5.55%	3 month SEK STIBOR	$(5,707,780)
216,000,000	SEK	12/17/2018	Morgan Stanley	Receive	5.15%	3 month SEK STIBOR	3,990,422
143,400,000	SEK	12/18/2018	Barclays Bank PLC	(Pay)	4.80%	3 month SEK STIBOR	(860,295)
21,100,000	AUD	12/18/2018	Deutsche Bank AG	(Pay)	7.00%	6 month AUD BBSW	(741,466)
9,900,000	GBP	12/18/2018	Deutsche Bank AG	(Pay)	5.10%	6 month GBP LIBOR	(371,433)
24,700,000	GBP	12/18/2018	JP Morgan Chase Bank	(Pay)	5.10%	6 month GBP LIBOR	(926,707)
165,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(17,983,496)
280,000,000	USD	11/15/2021	JP Morgan Chase bank	(Pay)	0.00%	3 month LIBOR	(38,656,454)
65,000,000	USD	5/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(7,062,547)
130,000,000	USD	8/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(14,223,453)
153,000,000	AUD	4/16/2023	Deutsche Bank AG	Receive	6.36%	6 month AUD BBSW	4,663,011
130,000,000	USD	5/15/2023	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(15,238,305)
82,200,000	AUD	4/17/2038	Deutsche Bank AG	(Pay)	4.34%	6 month AUD BBSW	(6,823,454)
34,000,000	USD	11/21/2038	JP Morgan Chase Bank	Receive	3.70%	3 month LIBOR	4,493,216
34,000,000	USD	11/24/2038	JP Morgan Chase Bank	Receive	3.21%	3 month LIBOR	1,233,530
40,000,000	USD	11/24/2038	JP Morgan Chase Bank	Receive	3.20%	3 month LIBOR	1,372,884
45,000,000	GBP	12/7/2046	JP Morgan Chase Bank	(Pay)	4.36%	6 month GBP LIBOR	(11,635,362)
			Premiums to (Pay) Receive			$7,228,718	$(104,477,689)

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Pay	Receive	Value
45,000,000	GBP	2/9/2009	JP Morgan Chase Bank	5.50%	Return on United Kingdom Treasury 2046 Bonds	$2,390,348
65,000,000	USD	3/11/2009	JP Morgan Chase Bank	2.65%	Return on Treasury Coupon STRIP	1,228,975
130,000,000	USD	3/11/2009	JP Morgan Chase Bank	2.65%	Return on Treasury Coupon STRIP	3,347,252
130,000,000	USD	3/11/2009	JP Morgan Chase Bank	2.65%	Return on Treasury Coupon STRIP	2,334,992
165,000,000	USD	4/6/2009	JP Morgan Chase Bank	2.35%	Return on Treasury Principal STRIP	12,652,760
280,000,000	USD	4/20/2009	JP Morgan Chase Bank	2.35%	Return on Treasury Principal STRIP	19,113,074
			Premiums to (Pay) Receive		$—	$41,067,401

As of November 30, 2008, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMAC - Residential Mortgage Acceptance Corp.

RMBS - Residential Mortgage Backed Security

STIBOR - Stockholm Interbank Offered Rate

TBD - To Be Determined

Variable rate - The rates shown on variable rate notes are the current interest rates at November 30, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)	Rate shown represents yield-to-maturity.
(b)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

The Fund directly invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of the securities’ market values.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Shares of investment funds are valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold.  The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund values debt instruments based on prices supplied by a primary pricing source chosen by the Manager.  The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate.  If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source.  The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund are valued on the basis of prices provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material.   As of November 30, 2008, the total value of these securities represented 40.42% of net assets.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for the Fund’s current fiscal period.  While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Prices determined using other significant observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	203,914,883	56,820,464
Level 3 – Significant Unobservable Inputs	778,052,840	8,203,385
Total	$981,967,723	$65,023,849

* Other financial instruments include swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(160,743)
Level 2 – Other Significant Observable Inputs	—	(196,788,734)
Level 3 – Significant Unobservable Inputs	—	(5,362,955)
Total	$—	$(202,312,432)

**Other financial instruments include foreign currency, swap agreements and written options.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$299,356,447	$—
Accrued discounts/premiums	(66)	—
Realized gain (loss)	(11,194,787)	—
Change in unrealized appreciation/depreciation	(69,660,301)	—
Net purchases (sales)	(70,995,757)	—
Net transfers in and/or out of Level 3 ^	630,547,304	2,840,430
Balance as of November 30, 2008	$778,052,840	$2,840,430

*** Other financial instruments include swap agreements.

^  All “net transfers in and/or out of Level 3” amounts in the above reconciliation are deemed to have occurred in the current reporting period. These amounts include any accrued discounts/premiums, realized gain (loss), change in unrealized appreciation/depreciation and net purchases (sales) for the applicable securities.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

 For the period ended November 30, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums
Outstanding, beginning of period	$(120,000,000)	$(525,305)	$(540,000,000)	$(2,385,597)
Options written	(19,007,002,400)	(43,177,695)	(5,287,005,000)	(40,325,286)
Options exercised	15,962,000,000	23,594,553	1,908,000,000	17,479,820
Options expired	580,000,000	5,680,189	2,274,005,000	11,144,953
Options sold	870,000,000	3,164,782	—	—

Outstanding, end of period	$(1,715,002,400)	$(11,263,476)	$(1,645,000,000)	$(14,086,110)

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options that expire are treated as realized losses.  Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  The Fund values options traded over-the-counter using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower of the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.  The party posting the collateral typically receives the interest associated with or payments related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (i.e., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyers exposure in the event of an issuer’s default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection provides the seller exposure to an issuer’s default.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g, issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer’s failure to pay interest or principal, bondholders’ agreeing to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy or failure to pay interest or principal or repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and brokers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers whereby the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements expose the Fund to risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

Item 2. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date  within 90 days of the filing of this report,  based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Scott E. Eston
Scott E. Eston, Chief Executive Officer

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Scott E. Eston
Scott E. Eston, Principal Executive Officer

Date:	January 28, 2009

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date:	January 28, 2009